Exhibit 10.4

FIRST INCREMENTAL AMENDMENT

This FIRST INCREMENTAL AMENDMENT to the Credit Agreement referred to below, dated as of December 18, 2020 (this “First Amendment”), by and among Olaplex, Inc., a Delaware corporation (the “Borrower”), Penelope Intermediate Corp., a Delaware corporation (“Holdings”), the 2020 Incremental Term Loan Lenders (as defined below), the 2020 Incremental Revolving Facility Lenders (as defined below), the other Lenders (as defined below) party hereto, and MidCap Financial Trust, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) and as Swingline Lender and Issuing Bank. Capitalized terms not otherwise defined in this First Amendment have the same meanings as specified in the Amended Credit Agreement.

RECITALS

WHEREAS, the Borrower, Holdings, the several lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, have entered into that certain Credit Agreement, dated as of January 8, 2020 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified in accordance with the terms thereof prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, Sections 2.22 and Section 9.02 of the Existing Credit Agreement authorize the (i) Administrative Agent to enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or commitments pursuant to Section 2.22 of the Existing Credit Agreement and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower necessary to effect the provisions of Sections 2.22 of the Existing Credit Agreement and (ii) Required Lenders to make other amendments and modifications to the Credit Agreement and/or the other Loan Documents;

WHEREAS, pursuant to Section 2.22 of the Existing Credit Agreement, the Borrower has requested that (i) each Lender party hereto with an Incremental Commitment under the heading “2020 Incremental Term Loan Commitments” on Schedule 1 hereto (in such capacity, the “2020 Incremental Term Loan Lenders”) make Incremental Term Loans (as defined in the Existing Credit Agreement) to the Borrower on the First Amendment Effective Date (as defined below) immediately following the effectiveness thereof to the Borrower denominated in Dollars in an aggregate principal amount equal to $350,000,000 (hereinafter referred to as the “2020 Incremental Term Loans”) and (ii) each Lender party hereto with an Incremental Commitment under the heading “2020 Incremental Revolving Credit Commitments” on Schedule 1 hereto (in such capacity, the “2020 Incremental Revolving Facility Lenders”) make Incremental Revolving Commitments (as defined in the Existing Credit Agreement) available to the Borrower on the First Amendment Effective Date immediately following the effectiveness thereof to the Borrower denominated in Dollars in an aggregate principal amount equal to $1,000,000 (hereinafter referred to as the “2020 Incremental Revolving Facility Commitments”), and the Administrative Agent, Holdings, the Borrower, the 2020 Incremental Term Loan Lenders, the Swingline Lender, the Issuing Bank and the 2020 Incremental Revolving Facility Lenders have agreed, subject to the terms and conditions hereinafter set forth, to (A) provide for such 2020 Incremental Term Loans from the 2020 Incremental Term Loan Lender as set forth below, which 2020 Incremental Term Loans will be (x) a fungible increase to the Initial Term Loans oustanding under the Existing Credit Agreement immediately prior to the effectiveness of this First Amendment and (y) used to fund the 2020 Dividend (as defined in Annex I hereto) and the First Amendment Transaction Costs (as defined in Annex I hereto) and (B) provide for such 2020 Incremental Revolving Commitments from the 2020 Incremental Revolving Facility Lenders as set forth below;

WHEREAS, Goldman Sachs Bank USA (the “Lead Arranger”) will act as lead arranger and lead bookrunner in connection with this First Amendment; and

WHEREAS, in accordance with Section 9.02(d) of the Existing Credit Agreement, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement to permit the 2020 Dividend and to make certain other amendments to the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as so amended, the “Amended Credit Agreement”), and the Administrative Agent, the Lenders party hereto (constituting Required Lenders). Holdings and the Borrower have agreed, subject to the terms and conditions hereinafter set forth, to make such other amendments;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments to Existing Credit Agreement. The Existing Credit Agreement, effective as of the First Amendment Effective Date, and subject to the satisfaction (or waiver in accordance with Section 9.02 of the Existing Credit Agreement) of the conditions precedent set forth in Section 3 below, shall be titled Credit Agreement and shall hereby be (x) further amended as set forth in the Amended Credit Agreement attached as Annex I hereto and (y) amended to amend and restate the Revolving Credit Commitments set forth on Schedule 1.01(a) in its entirety as set forth on Annex II hereto. The Administrative Agent and each Lender party hereto hereby consents to the amendments to the Existing Credit Agreement set forth on Annex I and Annex II hereto.

SECTION 2.    Incremental Facility Amendment.

(a)    Each 2020 Incremental Term Loan Lender (immediately following the effectiveness of Section 1 above) hereby agrees to provide the commitment for the amount of the 2020 Incremental Term Loans set forth opposite its name on Schedule 1 hereto (the “2020 Incremental Term Loan Commitments”). Each 2020 Incremental Revolving Facility Lender (immediately following the effectiveness of Section 1 above) hereby agrees to make available the commitment for the amount of the 2020 Incremental Revolving Facility Commitment set forth opposite its name on Schedule 1 hereto to the Borrower as an increase to the Revolving Credit Commitment in effect immediately prior to the First Amendment Effective Date. The 2020 Incremental Term Loan Commitments and 2020 Incremental Revolving Facility Commitments provided pursuant to this First Amendment shall be subject to all of the terms and conditions set forth in the Amended Credit Agreement, including, without limitation, Sections 2.01 and 2.22 thereof. The Administrative Agent, Holdings and the Borrower agree that this Section 2 is necessary and appropriate, in each of their reasonable opinions, to effect the provisions of Section 2.22 of the Existing Credit Agreement and shall constitute an Incremental Facility Amendment pursuant to and in accordance with Section 2.22 of the Amended Credit Agreement.

(b)    Upon the incurrence of the 2020 Incremental Term Loans pursuant to the First Amendment, such 2020 Incremental Term Loans, upon funding, will (i) be an increase in the Initial Term Loans outstanding prior to the First Amendment Effective Date, (ii) constitute Initial Term Loans for all purposes of the Amended Credit Agreement, except as otherwise set forth herein, and (iii) together with the Initial Term Loans outstanding prior to the First Amendment Effective Date, be treated as one Class of Term Loans.

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(c)    Upon the 2020 Incremental Revolving Facility Commitments becoming available pursuant to the First Amendment, such 2020 Incremental Revolving Facility Commitments (and any related Loans funded pursuant thereto) will (i) be an increase in the Initial Revolving Credit Commitment available prior to the First Amendment Effective Date, (ii) upon funding, constitute Initial Revolving Loans for all purposes of the Amended Credit Agreement, except as otherwise set forth herein, and (iii) together with the Initial Revolving Loans outstanding prior to the First Amendment Effective Date, be treated as one Class of Revolving Loans.

(d)    Upon the occurrence of the First Amendment Effective Date, each 2020 Incremental Term Loan Lender (i) shall make the 2020 Incremental Term Loans as provided in this First Amendment on the terms, and subject to the conditions, set forth in this First Amendment and (ii) to the extent provided in this First Amendment and the Amended Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.

(e)    Upon the occurrence of the First Amendment Effective Date, (x) each 2020 Incremental Revolving Facility Lender (i) shall make the 2020 Incremental Revolving Facility Commitments available as provided in this First Amendment on the terms, and subject to the conditions, set forth in this First Amendment and (ii) to the extent provided in this First Amendment and the Amended Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents and (y) all outstanding Revolving Loans and other Initial Revolving Credit Exposure outstanding immediately prior to the First Amendment Effective Date (if any) shall be reallocated in accordance with the provisions of Section 2.22(f) of the Existing Credit Agreement.

(f)    The 2020 Incremental Term Loan Commitments of each 2020 Incremental Term Loan Lender shall automatically terminate upon the funding of the 2020 Incremental Term Loans on the First Amendment Effective Date.

(g)    Each 2020 Incremental Term Loan Lender and 2020 Incremental Revolving Facility Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(h)    The Administrative Agent and, with respect to clause (ii) below, the Swingline Lender and Issuing Banks, hereby consents to (i) the 2020 Incremental Term Loan Lenders party hereto providing the 2020 Incremental Term Loan Commitments and the 2020 Incremental Term Loans on the terms set forth herein and (ii) the 2020 Incremental Revolving Facility Lenders party hereto providing the 2020 Incremental Revolving Facility Commitments on the terms set forth herein.

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SECTION 3.    Conditions of Effectiveness. The effectiveness of this First Amendment (including the amendments and agreements contained in Sections 1 and 2) are subject to the satisfaction (or waiver) of the following conditions (the date of satisfaction (or waiver) of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)    this First Amendment shall have been duly executed by the Borrower, Holdings, the 2020 Incremental Term Loan Lenders, the 2020 Incremental Revolving Facility Lenders, other Lenders who together with the 2020 Incremental Term Loan Lenders and the 2020 Incremental Revolving Facility Lenders constitute Required Lenders and the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method); and

(b)    the satisfaction (or waiver by (x) 2020 Incremental Term Loan Lenders having 2020 Incremental Term Loans or unused 2020 Incremental Term Loan Commitments more than 50% of the sum total of the 2020 Incremental Term Loans or such unused 2020 Incremental Term Loan Commitments at such time and (y) 2020 Incremental Revolving Facility Lenders having 2020 Incremental Revolving Facility Commitments more than 50% of the sum total of the 2020 Incremental Revolving Facility Commitments at such time) of all of the conditions precedent set forth in Section 4.03 of the Amended Credit Agreement, which are incorporated herein mutatis mutandis.

SECTION 4.    Representations and Warranties.

(a)    The representations and warranties of Holdings and the other Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it is true and correct in all material respects as of such date or for such period; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)    At the time of and immediately after giving effect to the 2020 Incremental Revolving Facility Commitments and the funding of the 2020 Incremental Term Loans, no Event of Default or Default has occurred and is continuing or would result therefrom.

(c)    The execution, delivery and performance by each Loan Party of this First Amendment is within such Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This First Amendment has been duly executed and delivered by such Loan Party and is, together with the Amended Credit Agreement, a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable in accordance with its terms, subject to the Legal Reservations.

(d)    After giving effect to the 2020 Incremental Revolving Facility Commitments and the incurrence 2020 Incremental Term Loans, the First Lien Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the most recently ended Test Period, does not exceed 4.50:1.00 and the 2020 Incremental Term Loans and 2020 Incremental Revolving Facility Commitments are being incurred in reliance on the Incremental Incurrence-Based Component of the Incremental Cap.

SECTION 5.    Effects on Loan Documents.

(a)    Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)    The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents, nor shall such execution, delivery and effectiveness of this First Amendment and amendment to the Existing Credit Agreement constitute a novation of the Existing Credit Agreement or the other Loan Documents as in effect prior to the First Amendment Effective Date.

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(c)    (i) Each of the Guarantors and the Borrower acknowledges and agrees that, on and after the First Amendment Effective Date, this First Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and (ii) each of the Guarantors and the Borrower for themselves, hereby (A) agrees that all Secured Obligations (including, without limitation, all obligations in respect of the 2020 Incremental Term Loans and the 2020 Incremental Revolving Facility Commitments) shall be guaranteed pursuant to each Loan Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, on and after the First Amendment Effective Date, each Loan Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis, (B) reaffirms its prior grant and the validity of the Liens granted by each Loan Party pursuant to the Collateral Documents with all such Liens continuing in full force and effect after giving effect to this First Amendment and (C) affirms, acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this First Amendment.

(d)    On and after the First Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, and this First Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument, (ii) the 2020 Incremental Term Loans shall constitute “Additional Term Loans” and “Term Loans” (other than for purposes of Section 2.01(a)), in each case, as applicable, under and defined in the Amended Credit Agreement, (iii) the 2020 Incremental Term Loan Lender shall constitute a “Lender”, an “Additional Term Lender” and a “Term Lender” (other than for purposes of Section 2.01(a) of the Existing Credit Agreement), in each case, under and defined in the Amended Credit Agreement, (iv) the 2020 Incremental Term Loan Commitment shall constitute an “Additional Commitment”, “Additional Term Loan Commitment” and “Term Commitment” (other than for purposes of Section 2.01(a) of the Existing Credit Agreement), (v) the Loans, if any, funded pursuant to the 2020 Incremental Revolving Facility Commitments shall constitute “Additional Loans” and “Revolving Loans”, in each case, as applicable, under and defined in the Amended Credit Agreement, (vi) the 2020 Incremental Revolving Facility Lender shall constitute a “Lender”, an “Additional Revolving Lender” and a “Revolving Lender”, in each case, under and defined in the Amended Credit Agreement, (vii) the 2020 Incremental Revolving Facility Commitment shall constitute an “Additional Commitment”, “Additional Revolving Credit Commitment” and “Revolving Commitment” and (viii) this First Amendment shall constitute an “Incremental Facility Amendment” under and as defined in the Amended Credit Agreement. This First Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document.

(e)    Nothing herein shall be deemed to entitle Holdings or the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

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SECTION 6.    Expense Reimbursement and Indemnification. The Borrower hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 9.03 of the Amended Credit Agreement shall apply to this First Amendment and the transactions contemplated hereby.

SECTION 7.    Amendments; Execution in Counterparts; Severability.

(a)    This First Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 9.02 of the Existing Credit Agreement; and

(b)    To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

SECTION 8.    Governing Law; Waiver of Jury Trial; Jurisdiction. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIRST AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9.    Headings. Section headings in this First Amendment are included herein for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

SECTION 10.    Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person

SECTION 11.    Tax Matters. From and after the First Amendment Effective Date, the Initial Term Loans (including the 2020 Incremental Term Loans) will be treated as a single fungible tranche for U.S. federal income tax purposes.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

PENELOPE INTERMEDIATE CORP.

By:	/s/ Tricia Glynn
	Name:	Tricia Glynn
	Title:	President

BORROWER:

OLAPLEX, INC.

By:	/s/ Tricia Glynn
	Name:	Tricia Glynn
	Title:	President

[Signature Page to First Amendment to Olaplex Credit Agreement]

MIDCAP FINANCIAL TRUST, as Administrative Agent, Swingline Lender, Issuing Bank and a consenting Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

GOLDMAN SACHS BANK USA, as a 2020 Incremental Term Loan Lender and a consenting Lender

By:	/s/ Thomas Manning
	Name:	Thomas Manning
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

GOLDMAN SACHS BANK USA, as a 2020 Incremental Revolving Facility Lender and a consenting Lender

By:	/s/ Thomas Manning
	Name:	Thomas Manning
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

LBC-A II WF Funding, LLC, as a consenting Lender

By: LBC Credit Partners, Inc., its designated manager

By:	/s/ David E. Fraimow
	Name:	David E. Fraimow
	Title:	Senior Vice President

[Signature Page to First Amendment to Olaplex Credit Agreement]

LBC-A Credit Fund II, L.P., a Delaware limited partnership, as a consenting Lender

By: LBC Credit Partners, Inc., its Authorized agent

By:	/s/ David E. Fraimow
	Name:	David E. Fraimow
	Title:	Senior Vice President

[Signature Page to First Amendment to Olaplex Credit Agreement]

LBC Credit Partners V, L.P., a Delaware limited partnership, as a consenting Lender

By: LBC Credit Partners, Inc., its Authorized agent

By:	/s/ David E. Fraimow
	Name:	David E. Fraimow
	Title:	Senior Vice President

[Signature Page to First Amendment to Olaplex Credit Agreement]

LBC V WF Funding, LLC, as a consenting Lender

By: LBC Credit Partners, Inc., its designated manager

By:	/s/ David E. Fraimow
	Name:	David E. Fraimow
	Title:	Senior Vice President

[Signature Page to First Amendment to Olaplex Credit Agreement]

LBC-P Credit Fund, L.P., a Delaware limited partnership, as a consenting Lender

By: LBC Credit Partners, Inc., its Authorized agent

By:	/s/ David E. Fraimow
	Name:	David E. Fraimow
	Title:	Senior Vice President

[Signature Page to First Amendment to Olaplex Credit Agreement]

LBC-P WF Funding, LLC, as a consenting Lender

By: LBC Credit Partners, Inc., its designated manager

By:	/s/ David E. Fraimow
	Name:	David E. Fraimow
	Title:	Senior Vice President

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners Capital Opportunity Fund LP

By: Benefit Street Partners Capital Opportunity Fund GP L.P., its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners Capital Opportunity Fund SPV LLC

By: Benefit Street Partners L.L.C., its collateral manager as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners Senior Secured Opportunities Master Fund (Non-US) L.P.

By: BSP Senior Secured Opportunities Fund (Non-US) GP LP, its general partner

By: Benefit Street Partners Senior Secured Opportunities Fund (Non-US) Ultimate GP LLC, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

BSP Senior Secured Debt Fund (Non-US) SPV-1 L.P.

By: Benefit Street Partners L.L.C., its collateral manager as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

BDCA Funding I, LLC

By: Business Development Corporation of America, a Maryland corporation and the sole Member of BDCA Funding I, LLC as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners Debt Fund IV LP

By: Benefit Street Partners Debt Fund IV GP LP, its general partner

By: Benefit Street Partners Debt Fund IV Ultimate GP Ltd., its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners Debt Fund IV Master (Non-US) L.P.

By: Benefit Street Partners Debt Fund IV (Non-US) GP LP, its general partner

By: Benefit Street Partners Debt Fund IV Ultimate GP Ltd., its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners Debt Fund IV SPV L.P.

By: Benefit Street Partners L.L.C., its collateral manager as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners Debt Fund IV (Non-US) SPV L.P.

By: Benefit Street Partners L.L.C., its collateral manager as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners Capital Opportunity Fund II LP

By: Benefit Street Partners Capital Opportunity Fund GP LP, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners Capital Opportunity Fund II SPV-1 L.P.

By: Benefit Street Partners L.L.C., its collateral manager as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners SMA-T L.P.

By: Benefit Street Partners SMA-T GP L.P., its general partner

By: Benefit Street Partners SMA-T Ultimate GP LLC, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners Senior Secured Opportunities (U) Master Fund (Non-US) L.P.

By: BSP Senior Secured Opportunities Fund (Non-US) GP LP, its general partner

By: Benefit Street Partners Senior Secured Opportunities Fund (Non-US) Ultimate GP LLC, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners Senior Secured Opportunities Fund L.P.

By: BSP Senior Secured Opportunities Fund GP LP, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

BSP Senior Secured Debt Fund SPV-1 L.P.

By: Benefit Street Partners L.L.C., its collateral manager as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners SMA-K L.P.

By: Benefit Street Partners SMA-K GP L.P., its general partner

By: Benefit Street Partners SMA-K Ultimate GP LLC, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners SMA-K SPV L.P.

By: Benefit Street Partners L.L.C., its collateral manager as a consenting Lender

By:	/s/ Mike Frick
Name:	Mike Frick
Title:	Authorized Signatory

Benefit Street Partners SMA-C II L.P.

By: Benefit Street Partners L.L.C. its investment advisor as a consenting Lender

By:	/s/ Mike Frick
Name:	Mike Frick
Title:	Authorized Signatory

Benefit Street Partners SMA-C II SPV L.P.

By: Benefit Street Partners L.L.C., its portfolio manager as a consenting Lender

By:	/s/ Mike Frick
Name:	Mike Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

BSP Levered US SOF II (Senior Secured Opportunities) Fund L.P.

By: BSP SOF II (Senior Secured Opportunities) GP L.P., its general partner

By: Benefit Street Partners Senior Secured Opportunities Fund II Ultimate GP L.L.C., its general partner as a consenting Lender

By:	/s/ Mike Frick
Name:	Mike Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

Benefit Street Partners L.L.C, acting on behalf of, and in its capacity as investment adviser of, BSP Unlevered Lux SOF II (Senior Secured Opportunities) Fund SCSp as a consenting Lender

By:	/s/ Mike Frick
Name:	Mike Frick
Title:	Authorized Signatory

BSP Levered Non-US Master SOF II (Senior Secured Opportunities) Fund L.P.

By: BSP SOF II (Senior Secured Opportunities) GP L.P., its general partner

By: Benefit Street Partners Senior Secured Opportunities Fund II Ultimate GP L.L.C., its general partner as a consenting Lender

By:	/s/ Mike Frick
Name:	Mike Frick
Title:	Authorized Signatory

BSP Unlevered Non-US Master SOF II (Senior Secured Opportunities) Fund L.P.

By: BSP SOF II (Senior Secured Opportunities) GP L.P., its general partner

By: Benefit Street Partners Senior Secured Opportunities Fund II Ultimate GP L.L.C., its general partner as a consenting Lender

By:	/s/ Mike Frick
Name:	Mike Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

BSP SOF II SPV L.P.

By: BSP SOF II SPV GP LLC, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

BSP SOF II SPV Cayman L.P.

By: BSP SOF II SPV GP CAYMAN LLC, its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

BDCA Asset Financing, LLC as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

BSP SMA-T 2020 SPV L.P.

By: BSP SMA-T 2020 SPV GP L.L.C., its general partner as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

BDCA 57th Street Funding LLC as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

Benefit Street Partners SMA-O LP as a consenting Lender

By:	/s/ Mike Frick
	Name:	Mike Frick
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

MIDCAP FUNDING XVI TRUST, as a consenting Lender

By:	Apollo Capital Management, L.P.,
its Investment Manager

By:	Apollo Capital Management, GP, LLC
its General Partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MIDCAP FUNDING IX TRUST, as a consenting Lender

By:	Apollo Capital Management, L.P.,
its Investment Manager

By:	Apollo Capital Management, GP, LLC
its General Partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

MIDCAP FUNDING XXX TRUST, as a consenting Lender

By:	Apollo Capital Management, L.P., its Investment Manager
By:	Apollo Capital Management, GP, LLC its General Partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

AMN LOAN FUND, L.P., as a consenting Lender

By:	Apollo Capital Management, L.P., its Investment Manager
By:	Apollo Capital Management, GP, LLC its General Partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

APOLLO MIDCAP US DIRECT LENDING 2019, L.P., as a consenting Lender

By:	Apollo Capital Management, L.P.,
its Investment Manager

By:	Apollo Capital Management, GP, LLC
its General Partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MMJV SP LP, as a consenting Lender

By:	MMJV SPV LLC, its general partner
By:	MMJV LP, its sole member
By:	MMJV LLC, its general partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signature Page to First Amendment to Olaplex Credit Agreement]

The following funds and accounts managed by Oaktree Capital Management, L.P., as a consenting Lenders:

Oaktree-TCDRS Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

Exelon Strategic Credit Holdings, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

Oaktree-NGP Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

Oaktree-Minn Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

Oaktree-Forrest Multi-Strategy, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

Oaktree-TBMR Strategic Credit Fund C, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

Oaktree-TBMR Strategic Credit Fund F, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

Oaktree-TBMR Strategic Credit Fund G, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

Oaktree-TSE 16 Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

INPRS Strategic Credit Holdings, LLC

By:	Oaktree Capital Management, L.P.,
Its:	Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

Oaktree Strategic Income, LLC

By:	Oaktree Fund GP IIA, LLC
Its:	Manager
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

Oaktree Strategic Income SPV, LLC

By:	Oaktree Strategic Income, LLC
Its:	Managing Member
By:	Oaktree Fund GP IIA, LLC
Its:	Manager
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

Oaktree Strategic Income II, Inc.

By:	Oaktree Capital Management, L.P.
Its:	Investment Advisor

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

OSI 2 Senior Lending SPV, LLC

By:	Oaktree Strategic Income II, Inc.
Its:	Managing Member
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

Oaktree Specialty Lending Corporation

By:	Oaktree Capital Management, L.P.
Its:	Investment Adviser

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

OAKTREE STRATEGIC INCOME CORPORATION

By:	Oaktree Capital Management, L.P.
Its:	Investment Adviser

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

OCSI SENIOR FUNDING LTD.

By:	Oaktree Strategic Income Corporation
Its:	Collateral Manager
By:	Oaktree Capital Management, L.P.
Its:	Investment Adviser

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

OCSI GLICK JV FUNDING LLC

By:	OCSI Glick JV LLC
Its:	Designated Manager
By:	Oaktree Fund Administration, LLC
Its:	Administrative Agent
By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

SLF JV I FUNDING LLC

By:	Senior Loan Fund JV I, LLC
Its:	Designated Manager
By:	Oaktree Fund Administration, LLC
Its:	Administrative Agent
By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P.

BY:	OAKTREE CAPITAL MANAGEMENT, L.P., its Manager

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

OAKTREE HUNTINGTON-GCF INVESTMENT FUND (DIRECT LENDING AIF), L.P.

By:	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P., Its: General Partner

By:	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC, Its: General Partner

By:	Oaktree Fund GP III, L.P., Its: Managing Member

By:	/s/ Milwood Hobbs, Jr.
	Name:	Milwood Hobbs, Jr.
	Title:	Managing Director

By:	/s/ Christine Pope
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to First Amendment to Olaplex Credit Agreement]

SCHEDULE 1

2020 Incremental Term Loan Commitments

Name of 2020 Incremental Term Loan Lender	Commitment Amount
Goldman Sachs Bank USA	$350,000,000.00

Total:	$350,000,000.00

2020 Incremental Revolving Credit Commitments

Name of 2020 Incremental Revolving Facility Lender	Commitment Amount
Goldman Sachs Bank USA	$1,000,000.00

Total:	$1,000,000.00

ANNEX I

AMENDED CREDIT AGREEMENT

See attached.

Annex I to First Amendment

CREDIT AGREEMENT

Dated as of January 8, 2020 (as amended on the First Amendment Effective Date)

among

OLAPLEX, INC.,

as the Borrower,

PENELOPE INTERMEDIATE CORP.,

as Holdings,

THE FINANCIAL INSTITUTIONS PARTY HERETO

as Lenders and Issuing Banks,

and

MIDCAP FINANCIAL TRUST,

as Administrative Agent and the Swingline Lender

MIDCAP FINANCIAL TRUST,

and

BENEFIT STREET PARTNERS L.L.C.,

as Joint Lead Arrangers and Joint Bookrunners

and

GOLDMAN SACHS BANK USA,

as First Amendment Lead Arranger and First Amendment Bookrunner

Annex I - 2

i

SCHEDULES:

Schedule 1.01(a)	–	Commitment Schedule
Schedule 1.01(b)	–	Dutch Auction
Schedule 1.01(d)	–	[Reserved]
Schedule 1.01(e)	–	Closing Date Collateral Documents and Loan Guarantees
Schedule 1.01(f)	–	Closing Date Pledged Collateral
Schedule 3.05	–	Fee Owned Real Estate Assets
Schedule 3.13	–	Subsidiaries
Schedule 5.10	–	Unrestricted Subsidiaries
Schedule 5.15	–	Post-Closing Obligations
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens
Schedule 6.06	–	Existing Investments
Schedule 9.01	–	Borrower’s Website Address for Electronic Delivery

EXHIBITS:

Exhibit A-1	–	Form of Affiliated Lender Assignment and Assumption
Exhibit A-2	–	Form of Assignment and Assumption
Exhibit B	–	Form of Borrowing Request
Exhibit C	–	Form of Intellectual Property Security Agreement
Exhibit D	–	Form of Compliance Certificate
Exhibit E	–	Form of First Lien Intercreditor Agreement
Exhibit F	–	Form of Intercompany Note
Exhibit G	–	Form of Junior Lien Intercreditor Agreement
Exhibit H	–	Form of Interest Election Request
Exhibit I	–	Form of Loan Guaranty
Exhibit J	–	Form of Perfection Certificate
Exhibit K	–	Form of Joinder Agreement
Exhibit L	–	Form of Promissory Note
Exhibit M	–	Form of Pledge and Security Agreement
Exhibit N	–	Form of Letter of Credit Request
Exhibit O-1	–	Form of Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For US Federal Income Tax Purposes)
Exhibit O-2	–	Form of Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For US Federal Income Tax Purposes)
Exhibit O-3	–	Form of Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For US Federal Income Tax Purposes)
Exhibit O-4	–	Form of Tax Compliance Certificate (For Foreign Participants That Are Partnerships For US Federal Income Tax Purposes)
Exhibit P	–	Form of Solvency Certificate

v

CREDIT AGREEMENT

CREDIT AGREEMENT, dated as of January 8, 2020 (as amended by the First Amendment on the First Amendment Effective Date, this “Agreement”), by and among Olaplex, Inc., a Delaware corporation (the “Borrower”), Penelope Intermediate Corp., a Delaware corporation (“Holdings”), the Lenders from time to time party hereto, the Issuing Banks from time to time party hereto and MidCap Financial Trust (“MidCap”), in its capacities as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities and together with its successors and assigns, the “Administrative Agent”).

RECITALS

A.     Pursuant to the terms of the Acquisition Agreement, the Borrower purchased from the Seller Parties (as defined in the Acquisition Agreement), in a transaction structured as an asset purchase, the Business (as defined in the Acquisition Agreement) of the Target owned by the Seller Parties as of November 17, 2019 (the “Acquisition”).

B.     To fund a portion of the consideration for the Acquisition, the Borrower requested that the Lenders extend credit under this Agreement in the form of (x) Initial Term Loans in an aggregate principal amount on the Closing Date of $450,000,000 and (y) an Initial Revolving Facility with an available amount of $50,000,000.

C.     To fund (x) a portion of the 2020 Dividend on or about the First Amendment Effective Date and the other First Amendment Transactions, the Borrower has requested that the 2020 Incremental Term Loan Lenders party to the First Amendment extend credit under this Agreement in the form of the 2020 Incremental Term Loans in an aggregate principal amount on the First Amendment Effective Date of $350,000,000 and (y) working capital and general corporate purposes on and after the First Amendment Effective Date, the Borrower has requested that the 2020 Incremental Revolving Facility Lenders party to the First Amendment extend credit under this Agreement in the form of the 2020 Incremental Revolving Facility Commitments in an aggregate principal amount on the First Amendment Effective Date of $1,000,000.

D.     The Lenders on the Closing Date, the 2020 Incremental Term Loan Lenders and the 2020 Incremental Revolving Facility Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01.    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2020 Dividend” means a Restricted Payment by the Borrower on or about the First Amendment Effective Date to Holdings (and by Holdings to any other Parent Company) in an aggregate amount not to exceed $470,000,000.

“2020 Incremental Revolving Facility Commitment” has the meaning assigned to such term in the First Amendment.

“2020 Incremental Revolving Facility Lenders” has the meaning assigned to such term in the First Amendment.

“2020 Incremental Revolving Facility Loans” means any Loans funded pursuant to the 2020 Incremental Revolving Facility Commitment.

“2020 Incremental Term Loan Commitment” has the meaning assigned to such term in the First Amendment.

“2020 Incremental Term Loan Lenders” has the meaning assigned to such term in the First Amendment.

“2020 Incremental Term Loans” has the meaning assigned to such term in the First Amendment.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Intercreditor Agreement” means, with respect to any Indebtedness:

(a)    that constitutes First Lien Debt, a First Lien Intercreditor Agreement;

(b)    that constitutes Junior Lien Debt, a Junior Lien Intercreditor Agreement; and/or

(c)    that does not constitute First Lien Debt or Junior Lien Debt, any other intercreditor or subordination agreement or arrangement (which may take the form of a “waterfall” or similar provision), as applicable, the terms of which are (i) consistent with market terms (as determined by the Borrower and the Administrative Agent in good faith) governing arrangements for the sharing and/or subordination of liens and/or arrangements relating to the distribution of payments, as applicable, at the time the relevant intercreditor or subordination agreement or arrangement is proposed to be established in light of the type of Indebtedness subject thereto and/or (ii) reasonably acceptable to the Borrower, the Administrative Agent and the Required Lenders (provided that any such intercreditor or subordination agreement or arrangement posted for review by the Lenders shall be deemed acceptable to the Required Lenders if the Required Lenders have not objected thereto within five Business Days following the date on which such agreement or arrangement is posted for review).

“ACH” means automated clearing house transfers.

“Acquisition” has the meaning assigned to such term in the recitals to this Agreement.

“Acquisition Agreement” means that certain Purchase Agreement, dated as of November 17, 2019, by and among, inter alios, Olaplex LLC, a Delaware limited liability company, LiQWD, Inc., a California corporation, the Seller Parties (as defined therein) party thereto and the Borrower.

“Acquisition Ratio Debt” has the meaning assigned to such term in Section 6.01(q).

“Additional Agreement” has the meaning assigned to such term in Article 8.

“Additional Commitment” means any commitment hereunder added pursuant to Sections 2.22 (including the 2020 Incremental Term Loan Commitment and the 2020 Incremental Revolving Facility Commitment), 2.23 and/or 9.02(c).

“Additional Loans” means any Additional Revolving Loans and any Additional Term Loans.

“Additional Revolving Credit Commitments” means any revolving credit commitment added pursuant to Sections 2.22 (including the 2020 Incremental Revolving Facility Commitment), 2.23 and/or 9.02(c)(ii).

“Additional Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Additional Revolving Loans of such Lender, plus the aggregate outstanding amount at such time of such Lender’s LC Exposure and Swingline Exposure, in each case, attributable to its Additional Revolving Credit Commitment.

“Additional Revolving Lender” means any Lender with an Additional Revolving Credit Commitment or any Additional Revolving Credit Exposure.

“Additional Revolving Loans” means any revolving loan added hereunder pursuant to Section 2.22 (including any 2020 Incremental Revolving Facility Loans), 2.23 and/or 9.02(c)(ii).

“Additional Term Lender” means any Lender with an Additional Term Loan Commitment or an outstanding Additional Term Loan.

“Additional Term Loan Commitment” means any term commitment added pursuant to Sections 2.22 (including the 2020 Incremental Term Loan Commitment), 2.23 and/or 9.02(c)(i).

“Additional Term Loans” means any term loan added pursuant to Section 2.22 (including the 2020 Incremental Term Loans), 2.23 and/or 9.02(c)(i).

“Adjustment Date” means the date of delivery of financial statements required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable.

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Administrative Questionnaire” means a customary administrative questionnaire in the form provided by the Administrative Agent.

“Advent” means Advent International Corporation.

“Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Holdings, the Borrower or any of its Restricted Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claim), whether pending or, to the knowledge of Holdings, the Borrower or any of its Restricted Subsidiaries, threatened in writing, against or affecting Holdings, the Borrower or any of its Restricted Subsidiaries or any property of Holdings, the Borrower or any of its Restricted Subsidiaries.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person. No Person shall be an “Affiliate” of the Borrower and/or any Restricted Subsidiary solely because it is an unrelated portfolio company of the Sponsor and none of the Administrative Agent, the Arrangers, any Lender (other than any Affiliated Lender or any Debt Fund Affiliate) or any of their respective Affiliates shall be considered an Affiliate of Holdings or any subsidiary thereof.

“Affiliated Lender” means any Non-Debt Fund Affiliate, Holdings, the Borrower and/or any subsidiary of the Borrower.

“Affiliated Lender Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Affiliated Lender (with the consent of any party whose consent is required by Section 9.05) and accepted by the Administrative Agent in the form of Exhibit A-1 or any other form approved by the Administrative Agent and the Borrower.

“Affiliated Lender Cap” has the meaning assigned to such term in Section 9.05(g)(iv).

“Agreement” has the meaning assigned to such term in the preamble to this Credit Agreement.

“Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Federal Funds Effective Rate in effect on such day plus 0.50%, (b) to the extent ascertainable, the Published LIBO Rate (which rate shall be calculated based upon an Interest Period of one month and shall be determined on a daily basis and, for the avoidance of doubt, the Published LIBO Rate for any day shall be based on the rate determined on such day at 11 a.m. (London time)) plus 1.00% and (c) the Prime Rate. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Published LIBO Rate, as the case may be, shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Published LIBO Rate, as the case may be.

“Alternate Currency” means, each currency that is approved in accordance with Section 1.10.

“Applicable Percentage” means, (a) with respect to any Term Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Term Loans and unused Term Commitments of such Term Lender under the applicable Class and the denominator of which is the aggregate outstanding principal amount of the Term Loans and unused Term Commitments of all Term Lenders under the applicable Class and (b) with respect to any Revolving Lender of any Class, the percentage of the aggregate amount of the Revolving Credit Commitments of such Class represented by such Lender’s Revolving Credit Commitment of such Class; provided that for purposes of Section 2.21 and otherwise herein (except with respect to Section 2.11(a)(ii)), when there is a Defaulting Lender, such Defaulting Lender’s Revolving Credit Commitment shall be disregarded for any relevant calculation. In the case of clause (b), in the event that the Revolving Credit Commitments of any Class have expired or been terminated, the Applicable Percentage of any Revolving Lender of such Class shall be determined on the basis of the Revolving Credit Exposure of such Revolving Lender attributable to its Revolving Credit Commitment of such Class, giving effect to any assignment thereof.

“Applicable Rate” means, for any day, (a) with respect to any Initial Term Loan (including any 2020 Incremental Term Loans), the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread for Initial Term Loans” or “LIBO Rate Spread for Initial Term Loans”, as the case may be, based upon the First Lien Leverage Ratio and (b) any Initial Revolving Loan (including any 2020 Incremental Revolving Facility Loans) and any Swingline Loan, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread for Initial Revolving Loans and/or Swingline Loans” or “LIBO Rate Spread for Initial Revolving Loans and/or Swingline Loans”, as the case may be, based upon the First Lien Leverage Ratio; provided that (x) until the occurrence of the first Adjustment Date following the delivery of the financial statements pursuant to

Section 5.01(a) for the Fiscal Quarter ending June 30, 2020 and (y) from and after the First Amendment Effective Date until the occurrence of the first Adjustment Date following the delivery of the financial statements pursuant to Section 5.01(a) for the Fiscal Quarter ending December 31, 2020, the “Applicable Rate” for any Initial Term Loan (including any 2020 Incremental Term Loans), any Initial Revolving Loan and/or any Swingline Loan shall be the applicable rate per annum set forth below in Category 1:

First Lien Leverage Ratio	ABR Spread for Initial Term Loans	LIBO Rate Spread for Initial Term Loans	ABR Spread for Initial Revolving Loans and/or Swingline Loans	LIBO Rate Spread for Initial Revolving Loans and/or Swingline Loans
Category 1
Greater than 3.50 to 1.00	5.50%	6.50%	5.50%	6.50%
Category 2
Less than or equal to 3.50 to 1.00	5.25%	6.25%	5.25%	6.25%

The Applicable Rate with respect to any Initial Term Loan (including any 2020 Incremental Term Loans), Initial Revolving Loan (including any 2020 Incremental Revolving Facility Loans) and Swingline Loan shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the First Lien Leverage Ratio in accordance with the table above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the “Applicable Rate” for any Initial Term Loan (including any 2020 Incremental Term Loans), Initial Revolving Loan (including any 2020 Incremental Revolving Facility Loans) or Swingline Loan shall be the rate per annum set forth above in Category 1 and shall only be adjusted following the delivery of such financial statements in compliance with Section 5.01(a) or (b), as applicable.

“Applicable Revolving Credit Percentage” means, with respect to any Revolving Lender at any time, the percentage of the Total Revolving Credit Commitment at such time represented by such Revolving Lender’s Revolving Credit Commitments at such time; provided that for purposes of Section 2.21, when there is a Defaulting Lender, any such Defaulting Lender’s Revolving Credit Commitment shall be disregarded in the relevant calculations. In the event that (a) the Revolving Credit Commitments of any Class have expired or been terminated in accordance with the terms hereof, the Applicable Revolving Credit Percentage shall be recalculated without giving effect to the Revolving Credit Commitments of such Class and shall instead be calculated as the percentage of (i) such Revolving Lender’s Outstanding Amount at such time of all Revolving Loans of such Class plus the aggregate amount at such time of such Lender’s LC Exposure attributable to its Revolving Credit Commitments of such Class (immediately prior to such termination or expiration) divided by (ii) the aggregate Outstanding Amount at such time of all Revolving Loans of such Class, plus the aggregate amount at such time of the LC Exposure attributable to the Revolving Credit Commitments of such Class or (b) the Revolving Credit Commitments of all Classes have terminated, the Applicable Revolving Credit Percentage shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments thereof.

“Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender.

“Arrangers” means MidCap Financial Trust and Benefit Street Partners L.L.C., in their respective capacities as joint lead arrangers and joint bookrunners hereunder and the First Amendment Arranger.

“Assignment Agreement” means, collectively, each Assignment and Assumption and each Affiliated Lender Assignment and Assumption.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent in the form of Exhibit A-2 or any other form approved by the Administrative Agent and the Borrower.

“Assignment Parties” means those Persons appearing on Schedule I to that certain letter agreement by and among such Persons and MidCap, dated as of November 17, 2019, in connection with this Agreement.

“Available Amount” means, at any time, an amount equal to, without duplication:

(a)    the sum of:

(i)    $25,000,000; plus

(ii)    the Retained Excess Cash Flow Amount (provided that the Retained Excess Cash Flow Amount shall not be available for (x) any Restricted Payment pursuant to Section 6.04(a)(iii)(A) unless the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period does not exceed 3.50:1.00 or (y) any Restricted Debt Payment pursuant to Section 6.04(b)(vi)(A) unless the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period does not exceed 3.75:1.00, in each case, at the time of such Restricted Payment or Restricted Debt Payment, as applicable); plus

(iii)    the amount of any capital contribution in respect of Qualified Capital Stock or the proceeds of any issuance of Qualified Capital Stock of Holdings after the Closing Date (other than any amount (x) constituting a Cure Amount, an Available Excluded Contribution Amount, Permitted Acquisition Equity Proceeds, RP Equity Proceeds or RDP Equity Proceeds, (y) received from the Borrower or any Restricted Subsidiary or (z) consisting of the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)) received or deemed to be received as Cash equity by the Borrower or any of its Restricted Subsidiaries, during the period from and including the day immediately following the Closing Date through and including such time; plus

(iv)    the aggregate principal amount of any Indebtedness (including any Disqualified Capital Stock), of Holdings, the Borrower or any Restricted Subsidiary issued after the Closing Date (other than Indebtedness or Disqualified Capital Stock issued to Holdings, the Borrower or any Restricted Subsidiary), which has been converted into or exchanged for Capital Stock of the Borrower, any Restricted Subsidiary or any Parent Company that does not constitute Disqualified Capital Stock, together with the fair market value of any Cash Equivalents and the fair market value (as reasonably determined by the Borrower) of any assets received by the Borrower or such Restricted Subsidiary upon such exchange or conversion, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus

(v)    the net proceeds received by the Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with the Disposition to any Person (other than the Borrower or any Restricted Subsidiary) of any Investment made pursuant to Section 6.06(r)(i); plus

(vi)    to the extent not already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment (pursuant to the definition thereof), the proceeds received (or deemed to be received) by the Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments and interest payments of loans, in each case received in respect of any Investment made after the Closing Date pursuant to Section 6.06(r)(i); plus

(vii)    an amount equal to the sum of (A) the amount of any Investments by the Borrower or any Restricted Subsidiary pursuant to Section 6.06(r)(i) in any Unrestricted Subsidiary or any other Person (other than the Borrower or any Restricted Subsidiary) that has been re-designated as or has become, as applicable, a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or is liquidated, wound up or dissolved into, the Borrower or any Restricted Subsidiary and (B) the fair market value (as reasonably determined by the Borrower) of the assets (including cash or Cash Equivalents) of any Unrestricted Subsidiary or any other Person (other than the Borrower or any Restricted Subsidiary), in each case, which the Borrower or any Restricted Subsidiary have invested pursuant to Section 6.06(r)(i) that have been transferred, conveyed or otherwise distributed back to the Borrower or any Restricted Subsidiary and that constitute the proceeds of, or a return on, such investment previously made pursuant to Section 6.06(r)(i), in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus

(viii)    the aggregate amount of any cash dividend or other cash distribution received (or deemed received) by the Borrower or any Restricted Subsidiary from any Unrestricted Subsidiary after the Closing Date; plus

(ix)    to the extent not applied or used to repay or prepay any Indebtedness, the amount of any Declined Proceeds; minus

(b)    an amount equal to the sum of (i) Restricted Payments made pursuant to Section 6.04(a)(iii)(A), plus (ii) Restricted Debt Payments made pursuant to Section 6.04(b)(vi)(A), plus (iii) Investments made pursuant to Section 6.06(r)(i), in each case, after the Closing Date and prior to such time or contemporaneously therewith.

“Available Excluded Contribution Amount” means the aggregate amount of Cash or Cash Equivalents or the fair market value of other assets (as reasonably determined by the Borrower, but excluding any Cure Amount) received (or deemed received) by the Borrower or any of its Restricted Subsidiaries after the Closing Date from:

(a)    contributions (or deemed contributions) of assets (including cash) in respect of Qualified Capital Stock of Holdings (other than any amount received from the Borrower or any Restricted Subsidiary) and contributed as Cash equity to the Borrower, and

(b)    the sale or issuance of Qualified Capital Stock of Holdings (other than (x) to the Borrower or any of its Restricted Subsidiaries, (y) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or (z) with the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)) and contributed as Cash equity to the Borrower, in each case, designated by the Borrower as an Available Excluded Contribution Amount on or promptly after the date on which the relevant capital contribution is made (or deemed to be made) or the relevant proceeds are received (or deemed to be received), as the case may be, and which are excluded from the calculation of the Available Amount.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Banking Services” means each and any of the following bank services: commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with Cash management and Deposit Accounts.

“Banking Services Obligations” means any and all obligations of any Loan Party, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any arrangement in connection with Banking Services that is in effect on the Closing Date or entered into at any time on or after the Closing Date between any Loan Party and (a) a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger as of the Closing Date or at the time such arrangement is entered into and/or (b) any other Person designated by the Borrower to the Administrative Agent, in each case, that have been designated to the Administrative Agent in writing by the Borrower as being Banking Services Obligations for the purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10 and any Acceptable Intercreditor Agreement as if it were a Lender.

“Bankruptcy Code” means Title 11 of the United States Code (11 USC § 101 et seq.), as it has been, or may be, amended, from time to time.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include the assets of any such “employee benefit plan” or “plan” under 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA.

“Board” means the Board of Governors of the Federal Reserve System of the US.

“Borrower” has the meaning assigned to such term in the introductory paragraph.

“Borrower Materials” has the meaning assigned to such term in Section 9.01(d).

“Borrowing” means any Loans of the same Type and Class made, converted or continued on the same date and, in the case of LIBO Rate Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form attached hereto as Exhibit B or such other form that is reasonably acceptable to the Administrative Agent and the Borrower.

“BSP” means Benefit Street Partners L.L.C.

“Building” means a structure with two (2) or more outside rigid walls and a fully secured roof that, that is principally above ground and affixed to a permanent site, other than a gas or liquid storage tank, including while in the course of construction as defined in (and to the extent eligible for coverage under) the Flood Program.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a LIBO Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits (or deposits in the applicable Alternate Currency) in the London interbank market.

“Business Optimization Initiative” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Capital Expenditures” means, with respect the Borrower and its Restricted Subsidiaries for any period, the aggregate amount, without duplication, of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) that would, in accordance with GAAP, are, or are required to be included as, capital expenditures on the consolidated statement of cash flows the Borrower and its Restricted Subsidiaries for such period.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person; provided, that for the avoidance of doubt, the amount of obligations attributable to any Capital Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations, preferred equity certificates, convertible preferred equity certificates or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any Indebtedness convertible into or exchangeable for any of the foregoing.

“Captive Insurance Subsidiary” means any Restricted Subsidiary of Holdings that is subject to regulation as an insurance company (or any Restricted Subsidiary thereof).

“Cash” means money, currency or a credit balance in any Deposit Account, in each case determined in accordance with GAAP.

“Cash Equivalents” means, as at any date of determination, (a) readily marketable securities (i) issued or directly and unconditionally guaranteed or insured as to interest and principal by the US government or (ii) issued by any agency or instrumentality of the US the obligations of which are backed by the full faith and credit of the US, in each case maturing within one year after such date and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (b) readily marketable direct obligations issued by any state of the US or any political subdivision of any such state or any public instrumentality thereof or by any foreign government, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (d) deposits, money market deposits, time deposit accounts, certificates of deposit or bankers’ acceptances (or similar instruments) maturing within one year after such date and issued or accepted by any Lender or by any bank organized under, or authorized to operate as a bank under, the laws of the US, any state thereof or the District of Columbia or any political subdivision thereof or any foreign bank or its branches or agencies and that has capital and surplus of not less than $100,000,000 and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (e) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank having capital and surplus of not less than $100,000,000; (f) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (e) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency); and (g) solely with respect to any Captive Insurance Subsidiary, any investment that such Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law. “Cash Equivalents” shall also include (x) Investments of the type and maturity described in clauses (a) through (g) above of foreign obligors, which Investments or obligors (or the parent companies thereof) have the ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (y) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments that are analogous to the Investments described in clauses (a) through (g) and in this paragraph.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“Change in Law” means (a) the adoption of any law, treaty, rule or regulation after the Closing Date, (b) any change in any law, treaty, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or such Issuing Bank or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date). For purposes of this definition and Section 2.15, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or US or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case described in clauses (a), (b) and (c) above, be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the earliest to occur of:

(a)    at any time prior to a Qualifying IPO (or the merger of Holdings or any other Parent Company with a publicly traded entity), the Permitted Holders ceasing to beneficially own, either directly or indirectly (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act), Capital Stock representing more than 50% of the total voting power of all of the outstanding voting common stock of Holdings;

(b)    at any time on or after a Qualifying IPO (or the merger of Holdings or any other Parent Company with a publicly traded entity), the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), but excluding (i) any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor, (ii) one or more Permitted Holders and (iii) any underwriter in connection with any Qualifying IPO), of Capital Stock representing more than the greater of (x) 35% of the total voting power of all of the outstanding voting common stock of Holdings and (y) the percentage of the total voting power of all of the outstanding voting common stock of Holdings owned, directly or indirectly, beneficially by the Permitted Holders; and

(c)    Holdings ceasing to own, directly or indirectly, 100% of the Capital Stock of the Borrower.

“Charge” means any fee, loss, charge, expense, cost, accrual or reserve of any kind.

“Charged Amounts” has the meaning assigned to such term in Section 9.19.

“Class”, when used with respect to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans (including the 2020 Incremental Term Loans), Additional Term Loans of any series established as a separate “Class” pursuant to Section 2.22, 2.23 and/or 9.02(c)(i), Initial Revolving Loans (including any 2020 Incremental Revolving Facility Loans) or Additional Revolving Loans of any series established as a separate “Class” pursuant to Section 2.23 and/or 9.02(c)(ii) or Swingline Loans, (b) any Commitment, refers to whether such Commitment is an Initial Term Loan Commitment (including the 2020 Incremental Term Loan Commitment), an Additional Term Loan Commitment of any series established as a separate “Class” pursuant to Section 2.22, 2.23 and/or 9.02(c)(i), an Initial Revolving Credit Commitment (including the 2020 Incremental Revolving Facility Commitment) or an Additional Revolving Credit Commitment of any series established as a separate “Class” pursuant to Section 2.23 and/or 9.02(c)(ii) or a commitment to make Swingline Loans, (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class and (d) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is attributable to a Revolving Credit Commitment of a particular Class.

“Closing Date” means January 8, 2020, the date on which the conditions specified in Section 4.01 were satisfied (or waived in accordance with Section 9.02).

“Closing Date Material Adverse Effect” means a “Material Adverse Effect” as such term is defined in the Acquisition Agreement, as in effect on November 17, 2019 and after giving effect to amendment, waiver or modification consented to by the Arrangers in their capacities as such (such consent not to be unreasonably withheld, delayed or conditioned).

“Code” means the Internal Revenue Code of 1986.

“Collateral” means any and all property of any Loan Party subject (or purported to be subject) to a Lien under any Collateral Document and any and all other property of any Loan Party, now existing or hereafter acquired, that is or becomes subject (or purported to be subject) to a Lien pursuant to any Collateral Document to secure the Secured Obligations. For the avoidance of doubt, in no event shall “Collateral” include any Excluded Asset.

“Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement and/or any other Loan Document and the terms of any Acceptable Intercreditor Agreement and (y) the time periods (and extensions thereof) set forth in Section 5.12 and/or Section 5.15, as applicable, the requirement that:

(a)    on the Closing Date, the Administrative Agent shall have received (A) each Collateral Document and Loan Guaranty listed on Schedule 1.01(e), duly executed by each Loan Party party thereto, (B) a pledge of all of the Capital Stock (together, in the case of Capital Stock that is certificated, with undated stock or similar powers for each such certificate executed in blank by a Responsible Officer of the pledgor thereof) of the Restricted Subsidiaries listed on Schedule 1.01(f) and (C) each Material Debt Instrument listed on Schedule 1.01(f), endorsed (without recourse) in blank or accompanied by executed transfer form in blank by the pledgor thereof;

(b)    after the Closing Date, the Administrative Agent shall have received in the case of any Restricted Subsidiary that is required to become a Loan Party after the Closing Date (including by ceasing to be an Excluded Subsidiary):

(i)    (A) a Joinder Agreement, (B) if the respective Restricted Subsidiary required to comply with the requirements set forth in this definition pursuant to Section 5.12 owns registrations of or applications for Patents, Trademarks and/or Copyrights that constitute Collateral in the U.S. (or other jurisdictions that are mutually agreed to by the Borrower and the Administrative Agent) , an Intellectual Property Security Agreement, (C) a completed Perfection Certificate, (D) Uniform Commercial Code financing statements in appropriate form for filing in such jurisdictions as the Administrative Agent may reasonably request and (E) an executed joinder to each Acceptable Intercreditor Agreement, if any, in substantially the form attached as an exhibit thereto; and

(ii)    each item of Collateral that such Restricted Subsidiary is required to deliver under Section 4.02 of the Security Agreement (which, for the avoidance of doubt, shall be delivered within the time periods set forth in Section 5.12(a));

(c)    the Administrative Agent shall have received with respect to any Material Real Estate Asset acquired after the Closing Date, a Mortgage and, to the extent the Mortgage is not sufficient therefor, any necessary UCC fixture filing in respect thereof, in each case together with, to the extent customary and appropriate (as reasonably determined by Administrative Agent and the Borrower)):

(i)    evidence that (A) counterparts of such Mortgage have been duly executed, acknowledged and delivered and such Mortgage and, to the extent the same does not serve as a fixture filing in the relevant jurisdiction, any corresponding UCC or equivalent fixture filing each in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may reasonably deem necessary in order to create a valid and subsisting Lien on such Material Real Estate Asset in favor of the Administrative Agent for the benefit of the Secured Parties, (B) such Mortgage and any corresponding UCC or equivalent fixture filings have been duly recorded or filed or delivered for recordation or filing, as applicable, and (C) all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii)    in the case of any Material Real Estate Asset, one or more fully paid policies of title insurance (including marked pro formas pursuant to which the title company has irrevocably committed to issue title policies) (the “Mortgage Policies”) in an amount reasonably acceptable to the Administrative Agent (not to exceed the fair market value of the Material Real Estate Asset covered thereby (as reasonably determined by the Borrower)) issued by a nationally recognized title insurance company licensed to provide insurance in the applicable jurisdiction that is reasonably acceptable to the Administrative Agent, insuring the relevant Mortgage as having created a valid Lien on the real property described therein with the ranking or the priority which it is expressed to have in such Mortgage, subject only to Permitted Liens, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request to the extent the same are available in the applicable jurisdiction;

(iii)    customary legal opinions of local counsel for the relevant Loan Party in the jurisdiction in which such Material Real Estate Asset is located, and if applicable, in the jurisdiction of formation of the relevant Loan Party, in each case as the Administrative Agent may reasonably request;

(iv)    in the case of any Material Real Estate Asset, surveys or survey updates for which necessary fees have been paid, dated as of a date reasonably acceptable to the Administrative Agent (provided that any new survey or update dated within 90 days of the date of submission shall be acceptable to the Administrative Agent with respect to such date), certified to the Administrative Agent and the issuer of the applicable Mortgage Policy by a land surveyor duly registered and licensed in the State(s) in which such Material Real Estate Asset is located; provided that the Administrative Agent may in its reasonable discretion accept any existing survey, it being understood that the Administrative Agent shall accept any survey or survey update so long as the title insurance company deletes survey exceptions and provides a survey endorsement to the lender title policy, in each case reasonably acceptable to the Administrative Agent;

(v)    in the case of any Material Real Estate Asset, appraisals upon request of the Administrative Agent (but solely if required under the Financial Institutions Reform Recovery and Enforcement Act of 1989, as amended); provided that the Administrative Agent may in its reasonable discretion accept any such existing appraisal so long as such existing appraisal satisfies any applicable Requirements of Law; and

(vi)    in the case of any Material Real Estate Asset, (A) a completed Flood Certificate with respect to such Material Real Estate Asset, which Flood Certificate shall (1) be addressed to the Administrative Agent and (2) otherwise comply with the Flood Program (including a written acknowledgment from the applicable Loan Party with respect to any Flood Hazard Property) and (B) if such Material Real Estate Asset is a Flood Hazard Property and is located in a community that participates in the Flood Program, evidence reasonably satisfactory to the Administrative Agent that the applicable Loan Party has obtained a policy of flood insurance or coverage that is in compliance with all applicable regulations of the Flood Program and naming the Administrative Agent as a loss payee on behalf of the Lenders (the requirements set forth in this clause (vi) are referred to herein as the “Flood Insurance Requirements”).

Notwithstanding any provision of any Loan Document to the contrary, if any mortgage tax or similar tax or charge is or will be owed on the entire amount of the Obligations evidenced hereby, then, to the extent permitted by, and in accordance with, applicable Requirements of Law, the amount of such mortgage tax or similar tax or charge shall be calculated based on the lesser of (x) the amount of the Obligations allocated to the applicable Material Real Estate Assets and (y) the fair market value of the applicable Material Real Estate Assets at the time the Mortgage is entered into and determined in a manner reasonably acceptable to Administrative Agent and the Borrower, which in the case of clause (y) will result in a limitation of the Obligations secured by the Mortgage to such amount.

“Collateral Documents” means, collectively, (i) the Security Agreement, (ii) each Mortgage (if any), (iii) each Intellectual Property Security Agreement, (iv) any supplement to any of the foregoing delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”, (v) the Perfection Certificate (including any Perfection Certificate delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”) and (vi) each of the other instruments and documents pursuant to which any Loan Party grants (or purports to grant) a Lien on any Collateral as security for payment of the Secured Obligations.

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Borrower or any of its subsidiaries in the ordinary course of business of such Person.

“Commercial Tort Claim” has the meaning set forth in Article 9 of the UCC.

“Commitment” means, with respect to each Lender, such Lender’s Initial Term Loan Commitment, Initial Revolving Credit Commitment, the 2020 Incremental Term Loan Commitment, the 2020 Incremental Revolving Facility Commitment, and any other Additional Commitment, as applicable, in effect as of such time.

“Commitment Schedule” means the Schedule attached hereto as Schedule 1.01(a).

“Commodity Exchange Act” means the Commodity Exchange Act (7 USC. § 1 et seq.).

“Company Competitor” means any competitor of the Borrower and/or any of its subsidiaries (including the Target and/or any of its subsidiaries).

“Competitor Debt Fund Affiliate” means, with respect to any Company Competitor or any Affiliate thereof, any debt fund, investment vehicle, regulated bank entity or unregulated lending entity (in each case, other than any Disqualified Lending Institution or an Excluded Party) that is (i) primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business for financial investment purposes and (ii) managed, sponsored or advised by any person that is controlling, controlled by or under common control with the relevant Company Competitor or Affiliate thereof, but only to the extent that no personnel involved with the investment in the relevant Company Competitor or its Affiliates, or the management, control or operation thereof, (A) makes (or has the right to make or participate with others in making) investment decisions on behalf of, or otherwise cause the direction of the investment policies of, such debt fund, investment vehicle, regulated bank entity or unregulated entity or (B) has access to any information (other than information that is publicly available) relating to Holdings, the Borrower and/or the Target and/or any entity that forms part of their respective businesses (including any of their respective subsidiaries).

“Compliance Certificate” means a compliance certificate substantially in the form of Exhibit D.

“Confidential Information” has the meaning assigned to such term in Section 9.13.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, with respect to any Person, on a consolidated basis for any period, the sum of:

(a)    Consolidated Net Income for such period; plus

(b)    to the extent not otherwise included in the determination of Consolidated Net Income for such period, the amount of any proceeds of any business interruption insurance policy in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not then received so long as such Person in good faith expects to receive such proceeds within the next four Fiscal Quarters following the occurrence of the event giving rise to such business interruption (it being understood that to the extent such proceeds are not actually received within such Fiscal Quarters, such proceeds shall be deducted in calculating Consolidated Adjusted EBITDA for such Fiscal Quarters)); plus

(c)    without duplication, those amounts which, in the determination of Consolidated Net Income for such period, have been deducted for:

(i)    Consolidated Interest Expense;

(ii)    the aggregate amount of all litigation and arbitration Charges in (i) an amount not to exceed $5,000,000 plus (ii) an unlimited amount in excess thereof; provided, that this clause (c)(ii), together with clauses (c)(xii) and (e) below, shall be subject to an aggregate cap of 25% of Consolidated Adjusted EBITDA (calculated after giving effect to all adjustments contemplated by the definition of “Consolidated Adjusted EBITDA”); provided further, that such cap will not apply to any adjustment identified in the Financial Model and/or the Quality of Earnings Report;

(iii)    Taxes paid and any provision for Taxes, including income, capital, state, franchise and similar Taxes, property Taxes, foreign withholding Taxes and foreign unreimbursed value added Taxes (including penalties and interest related to any such Tax or arising from any Tax examination, and including pursuant to any Tax sharing arrangement or as a result of any intercompany distribution) of such Person paid or accrued during such period;

(iv)    (A) all depreciation, amortization (including, without limitation, amortization of goodwill, software and other intangible assets), (B) all impairment Charges, including any bad debt expense, and (C) all asset write-offs and/or write-downs (other than in the case of this clause (C), accounts receivable);

(v)    any earn-out and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) incurred in connection with the Transaction and/or any acquisition and/or other Investment (whether consummated prior to, on or after the Closing Date) which is paid or accrued during such period and, in each case, adjustments thereof;

(vi)    any non-cash Charge, including the excess of GAAP rent expense over actual cash rent paid during such period due to the use of straight line rent for GAAP purposes (provided that to the extent that any such non-cash Charge represents an accrual or reserve for any potential cash item in any future period, (A) such Person may elect not to add back such non-cash Charge in the current period and (B) to the extent such Person elects to add back such non-cash Charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated Adjusted EBITDA to such extent);

(vii)    any non-cash compensation Charge and/or any other non-cash Charge arising from the granting of any stock option or similar arrangement (including any profits interest), the granting of any stock appreciation right and/or similar arrangement (including any repricing, amendment, modification, substitution or change of any such stock option, stock appreciation right, profits interest or similar arrangement);

(viii)    (A) Transaction Costs, (B) Charges incurred in connection with any transaction (in each case, regardless of whether consummated), and whether or not permitted under this Agreement, including (1) any incurrence or issuance of Indebtedness and/or any issuance and/or offering of Capital Stock (including, in each case, by any Parent Company), any Investment (including any acquisition), any Disposition, any recapitalization, any merger, consolidation or amalgamation, any option buyout or any repayment, redemption, refinancing, amendment or modification of Indebtedness (including any amortization or write-off of debt issuance or deferred financing costs, premiums and prepayment penalties) or any similar transaction, and/or (2) in connection with any Qualifying IPO, (C) the amount of any Charge that is actually reimbursed or reimbursable by any third party pursuant to indemnification or reimbursement provisions or similar agreements or insurance; provided that in respect of any Charge that is added back in reliance on clause (C) above, the relevant Person in good faith expects to receive reimbursement for such fee, cost, expense or reserve within the next four Fiscal Quarters following the incurrence of such Charge (it being understood that to the extent any reimbursement amount is not actually received within such Fiscal Quarters, such reimbursement amount shall be deducted in calculating Consolidated Adjusted EBITDA for such Fiscal Quarters) and/or (D) Public Company Costs;

(ix)    any Charge or deduction that is associated with any Restricted Subsidiary and attributable to any non-controlling interest and/or minority interest of any third party;

(x)    [reserved];

(xi)    the amount of management, monitoring, consulting, transaction and advisory fees and related indemnities and expenses (including reimbursements) pursuant to any sponsor management agreement and any payment made to any Investor (and/or its Affiliates or management companies) for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and/or payments to outside directors of the Borrower, Holdings or any other Parent Company actually paid by or on behalf of, or accrued by, such Person or any of its subsidiaries, in each case, as long as such payment is permitted to be made under this Agreement;

(xii)    any Charge attributable to the undertaking and/or implementation of new initiatives, business optimization activities, cost savings initiatives, cost rationalization programs, operating expense reductions and/or cost synergies (excluding, for the avoidance of doubt, any revenue synergies) and/or similar initiatives and/or programs (including, without limitation, in connection with any integration, restructuring or transition, any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, any facility opening and/or pre-opening, any inventory optimization program and/or any curtailment, any business optimization Charge, any restructuring and integration Charge (including any Charge relating to any Tax restructuring), any Charge relating to the closure or consolidation of any facility (including but not limited to rent termination costs, moving costs and legal costs), any systems implementation Charge, any Charges relating to the buildout of the Target’s finance and accounting and/or IT systems, any severance Charge, any Charge relating to entry into a new market, any Charge relating to any strategic initiative, any signing Charge, any retention or completion bonus, any expansion and/or relocation Charge, any Charge associated with any modification to any pension and post-retirement employee benefit plan, any software or intellectual property development Charge, any Charge associated with new systems design, any implementation Charge, any project startup Charge, any Charge in connection with new operations, any Charge in connection with unused warehouse space or unused manufacturing facilities, any Charge relating to a new contract, any consulting Charge and/or corporate development Charge provided, that this clause (c)(xii), together with clause (c)(ii) above and clause (e) below, shall be subject to an aggregate cap of 25% of Consolidated Adjusted EBITDA (calculated after giving effect to all of the adjustments contemplated by the definition of “Consolidated Adjusted EBITDA”); provided further, that such cap will not apply to any adjustment identified in the Financial Model and/or the Quality of Earnings Report; plus

(xiii)    the aggregate amount of all start-up Charges for products not available for sale as of the Closing Date (including initial marketing, shelving and slotting costs) relating to new customers, distributors and product lines incurred within 12 months of such start-up; plus

(xiv)    any other add-back, adjustment and/or exclusion reflected in the Financial Model and/or the Quality of Earnings Report; plus

(d)    to the extent not included in Consolidated Net Income for such period, cash actually received (or any netting arrangement resulting in reduced cash expenditures) during such period in respect of any non-cash income or gain that was deducted in the calculation of Consolidated Adjusted EBITDA (including any component definition) pursuant to clause (f) below for any previous period and not added back; plus

(e)    the full pro forma “run rate” expected cost savings, operating expense reductions, operational improvements and other cost (but not, for the avoidance of doubt, revenue) synergies (collectively, “Expected Cost Savings”) (net of actual amounts realized) that are reasonably identifiable and factually supportable (in the good faith determination of such Person and certified as such by a Responsible Officer of such Person) related to (A) the Transactions, (B) any asset sale, merger or other business combination, Investment, Disposition, operating improvement, restructuring, cost savings initiative, any other similar initiative (including the renegotiation of any contract and/or other arrangement) and/or specified transaction (any such asset sale, merger, business combination, Investment, Disposition, operating improvement, expense reduction, restructuring, cost savings initiative and/or similar initiative or specified transaction, a “Business Optimization Initiative”), in each case, consummated prior to or on the Closing Date and (C) any Business Optimization Initiative consummated after the Closing Date; provided that, in each case, (i) the relevant action resulting in (or substantial steps towards the relevant action that would result in) such Expected Cost Savings must either be taken or expected to be taken (in the good faith determination of the Borrower) within 12 months after the determination to take such action and

(ii) the amounts added back in reliance on this clause (e), together with clause (c)(ii) and clause(c)(xii) above, shall not exceed 25% of the Consolidated Adjusted EBITDA (calculated after to giving full effect to the adjustments contemplated by the definition of “Consolidated Adjusted EBITDA”); provided further, that such cap shall not apply to (I) any other provision of the definition of “Consolidated Adjusted EBITDA” (other than clauses (c)(ii) and (c)(xii) above), (II) any adjustment identified in the Financial Model and/or the Quality of Earnings Report, or (III) any amount relating to any pro forma adjustment consistent with Regulation S-X under the Securities Act; minus

(f)    any amount which, in the determination of Consolidated Net Income for such period, has been added for any non-cash income or non-cash gain, all as determined in accordance with GAAP (provided that if any non-cash income or non-cash gain represents an accrual or deferred income in respect of potential cash items in any future period, such Person may determine not to deduct the relevant non-cash gain or income in the then-current period); minus

(g)    the amount of any cash payment made during such period in respect of any noncash accrual, reserve or other non-cash Charge that is accounted for in a prior period which was added to Consolidated Net Income to determine Consolidated Adjusted EBITDA for such prior period and which does not otherwise reduce Consolidated Net Income for the current period.

Notwithstanding anything to the contrary herein, it is agreed that for the purpose of calculating the Total Leverage Ratio, the First Lien Leverage Ratio and the Secured Leverage Ratio for any period that includes the Fiscal Quarters ended on or about September 30, 2019, June 30, 2019, March 31, 2019 or December 31, 2018, (i) Consolidated Adjusted EBITDA for the Fiscal Quarter ended September 30, 2019 shall be deemed to be $29,537,000, (ii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended June 30, 2019 shall be deemed to be $27,872,000, (iii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended March 31, 2019 shall be deemed to be $17,444,000 and (iv) Consolidated Adjusted EBITDA for the Fiscal Quarter ended December 31, 2018 shall be deemed to be $15,166,000, in each case, as adjusted on a Pro Forma Basis, as applicable.

“Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a first priority Lien (or otherwise by a Lien that is pari passu or senior to the Liens arising under the Loan Documents securing the Initial Term Loans) on the Collateral (or, in the case of such Consolidated Total Debt that consists of Capital Lease and/or purchase money Indebtedness, secured by the asset or assets subject thereto (which assets constitute Excluded Assets), on a first priority basis).

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of (a) consolidated total interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized, (including, without limitation (and without duplication), amortization of any debt issuance cost and/or original issue discount, any premium paid to obtain payment, financial assurance or similar bonds, any interest capitalized during construction, any non-cash interest payment, the interest component of any deferred payment obligation, the interest component of any payment under any Capital Lease (regardless of whether accounted for as interest expense under GAAP), any commission, discount and/or other fee or charge owed with respect to any letter of credit and/or bankers’ acceptance, any fee and/or expense paid to the Administrative Agent in connection with its services hereunder, any other bank, administrative agency (or trustee) and/or financing fee and any cost associated with any surety bond in connection with financing activities (whether amortized or immediately expensed)) plus (b) any cash dividend paid or payable in respect of Disqualified Capital Stock during such period other than to such Person or any Loan Party, plus (c) any net losses or obligations arising from any Hedge Agreement and/or other derivative financial instrument issued by such Person for the benefit of such

Person or its subsidiaries, in each case determined on a consolidated basis for such period. For purposes of this definition, interest in respect of any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease in accordance with GAAP.

“Consolidated Net Income” means, in respect of any period and as determined for any Person (the “Subject Person”) on a consolidated basis, an amount equal to the sum of net income, determined in accordance with GAAP, but excluding:

(a)    (i) the income (or loss) of any Person (other than a Restricted Subsidiary of the Subject Person) in which any other Person (other than the Subject Person or any Restricted Subsidiaries) has a joint interest, except to the extent of the amount of dividends, distributions or other payments (including any ordinary course dividend, distribution or other payment) paid in cash (or to the extent converted into cash) to the Subject Person or any of its Restricted Subsidiaries by such person during such period and (ii) the loss of any person (other than a Restricted Subsidiary of the Subject Person (or a Person who, if a subsidiary of the Borrower, would be a Restricted Subsidiary)) in which any other Person (other than the Subject Person or any of its Restricted Subsidiaries) has a joint interest, other than to the extent that the Subject Person or any of its Restricted Subsidiaries has contributed Cash or Cash Equivalents to such Person in respect of such loss during such period,

(b)    any gain or Charge attributable to any asset Dispositions (including asset retirement costs and including any abandonment of assets) or of returned surplus assets outside the ordinary course of business,

(c)    (i) any gain or Charge from any extraordinary and nonrecurring item (as determined in good faith by such Person) and/or (ii) any Charge associated with and/or payment of any actual or prospective non-recurring legal settlement, fine, judgment or order,

(d)    any net gain or Charge with respect to (i) any disposed, abandoned, divested and/or discontinued asset, property or operation (other than, at the option of the Borrower, any asset, property or operation pending the disposal, abandonment, divestiture and/or termination thereof), (ii) any disposal, abandonment, divestiture and/or discontinuation of any asset, property or operation (other than, at the option of such Person, relating to assets or properties held for sale or pending the divestiture or termination thereof) and/or (iii) any facility that has been closed during such period,

(e)    (i) any write-off or amortization made of any deferred financing cost and/or premium paid and (ii) any Charge attributable to the early extinguishment of Indebtedness (and the termination of any associated Hedge Agreement),

(f)    (i) any Charge incurred as a result of, pursuant to or in connection with any management equity plan, bonus or other incentive plan, profits interest plan or stock option plan or any other management or employee benefit plan or agreement, pension plan or other long-term or post-employment plan (including any post-employment benefit scheme which has been agreed with the relevant pension trustee), any stock subscription or shareholder agreement, any employee benefit trust, any employment benefit scheme or any similar equity plan or agreement (including any deferred compensation arrangement) and (ii) any Charge incurred in connection with the rollover, acceleration or payout of Capital Stock held by management of the Borrower, Holdings (or any other Parent Company) and/or any Restricted Subsidiary; provided, that, in the case of clause (ii), to the extent that any such Charge is a cash charge, such Charge shall only be excluded to the extent the same is funded with net cash proceeds contributed to relevant Person as a capital contribution or as a result of the sale or issuance of Qualified Capital Stock,

(g)    any Charge that is established, adjusted and/or incurred, as applicable, (A)(i) within 12 months after the Closing Date that is required to be established, adjusted or incurred, as applicable, as a result of the Transactions in accordance with GAAP, (ii) within 12 months after the closing of any other acquisition or similar Investment that is required to be established, adjusted or incurred, as applicable, as a result of such acquisition in accordance with GAAP or (iii) as a result of any change in, or the adoption or modification of, accounting principles and/or policies in accordance with GAAP,

(h)    (i) the effects of adjustments (including the effects of such adjustments pushed down to the relevant Person and its subsidiaries) in component amounts required or permitted by GAAP (including in the inventory, property and equipment, leases, rights fee arrangements, software, goodwill, intangible asset, in-process research and development, deferred revenue, advanced billing and debt line items thereof), resulting from the application of purchase accounting, recapitalization accounting and/or acquisition method accounting, as applicable, in relation to the Transactions or any consummated acquisition or other similar Investment or the amortization or write-off of any amount thereof, net of Taxes, and (ii) the cumulative effect of changes (effected through cumulative effect adjustment or retroactive application) in, and/or any change resulting from the adoption or modification of, accounting principles or policies made in such period in accordance with GAAP which affect Consolidated Net Income (except that, if the Borrower determines in good faith that the cumulative effects thereof are not material to the interests of the Lenders, the effects of any change, adoption or modification of any such principles or policies may be included in any subsequent period after the Fiscal Quarter in which such change, adoption or modification was made),

(i)    [Reserved],

(j)    solely for the purpose of calculating Excess Cash Flow, the income or loss of any Person accrued prior to the date on which such Person becomes a Restricted Subsidiary of such Person or is merged into or consolidated with such Person or any Restricted Subsidiary of such Person or the date that such other Person’s assets are acquired by such Person or any Restricted Subsidiary of such Person,

(k)    (i) any realized or unrealized gain and/or loss in respect of (A) any obligation under any Hedge Agreement as determined in accordance with GAAP and/or (B) any other derivative instrument pursuant to, in the case of this clause (B), Financial Accounting Standards Board’s Accounting Standards Codification No. 815-Derivatives and Hedging and/or (ii) any realized or unrealized foreign currency exchange gain or loss (including any currency re-measurement of Indebtedness, any net gain or loss resulting from Hedge Agreements for currency exchange risk resulting from any intercompany Indebtedness, any foreign currency translation or transaction or any other currency-related risk), and

(l)    any deferred Tax expense associated with any tax deduction or net operating loss arising as a result of the Transactions, or the release of any valuation allowance related to any such item.

“Consolidated Secured Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on the Collateral (or, in the case of such Consolidated Total Debt that consists of Capital Lease and/or purchase money Indebtedness, secured by the asset or assets subject thereto).

“Consolidated Total Assets” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the applicable Person at such date.

“Consolidated Total Debt” means, as to any Person at any date of determination, the aggregate principal amount of all debt for borrowed money (including LC Disbursements that have not been reimbursed within three Business Days and the outstanding principal balance of all Indebtedness for borrowed money of such Person represented by notes, bonds and similar instruments and excluding, for the avoidance of doubt, undrawn letters of credit) and Capital Leases and purchase money Indebtedness, as such amount may be adjusted to reflect the net effect (as determined by the Borrower in good faith) of any Debt FX Hedge, calculated on a mark-to-market basis; provided that “Consolidated Total Debt” shall be calculated (i) net of the Unrestricted Cash Amount, (ii) excluding any obligation, liability or indebtedness of such Person to the extent, upon or prior to the maturity thereof, such Person has irrevocably deposited with the proper Person in trust or escrow the necessary funds (or evidences of indebtedness) for the payment, redemption or satisfaction of such obligation, liability or indebtedness, and thereafter such funds and evidences of such obligation, liability or indebtedness or other security so deposited are not included in the calculation of the Unrestricted Cash Amount and (iii) excluding any debt of Borrower or any Restricted Subsidiary to Borrower or a Restricted Subsidiary.

“Consolidated Working Capital” means, as at any date of determination, the excess of Current Assets over Current Liabilities.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyright” means the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing.

“Credit Extension” means each of (i) the making of a Revolving Loan or Swingline Loan (other than any Letter of Credit Reimbursement Loan) or (ii) the issuance, amendment, modification, renewal or extension of any Letter of Credit (other than any such amendment, modification, renewal or extension that does not increase the Stated Amount of the relevant Letter of Credit).

“Credit Facilities” means the Revolving Facility and the Term Facility.

“Cure Amount” has the meaning assigned to such term in Section 6.15(b).

“Cure Right” has the meaning assigned to such term in Section 6.15(b).

“Current Assets” means, at any date, all assets of the Borrower and its Restricted Subsidiaries which under GAAP would be classified as current assets (excluding any (i) cash or Cash Equivalents (including cash and Cash Equivalents held on deposit for third parties by the Borrower and/or any Restricted Subsidiary), (ii) permitted loans to third parties, (iii) deferred bank fees and derivative financial instruments related to Indebtedness, (iv) the current portion of current and deferred Taxes and (v) management fees receivables).

“Current Liabilities” means, at any date, all liabilities of the Borrower and its Restricted Subsidiaries which under GAAP would be classified as current liabilities, other than (i) current maturities of long term debt, (ii) outstanding revolving loans and letter of credit exposure, (iii) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is due and unpaid), (iv) obligations in respect of derivative financial instruments related to Indebtedness, (v) the current portion of current and deferred Taxes, (vi) liabilities in respect of unpaid earnouts or unpaid acquisition, disposition or refinancing related expenses and deferred purchase price holdbacks, (vii) accruals relating to restructuring reserves, (viii) liabilities in respect of funds of third parties on deposit with the Borrower and/or any Restricted Subsidiary, (ix) management fees payables, (x) the current portion of any Capital Lease Obligation, (xi) the current portion of any other long term liability for Indebtedness, (xii) accrued settlement costs, (xiii) non-cash compensation costs and expenses, (xiv) deferred revenue arising from cash receipts that are earmarked for specific projects and (xv) any other liabilities that are not Indebtedness and will not be settled in Cash or Cash Equivalents during the next succeeding twelve month period after such date.

“Customary Bridge Loans” means customary bridge loans with a maturity date of not longer than one year; provided that (a) the Weighted Average Life to Maturity of any loan, note, security or other Indebtedness which is exchanged for or otherwise replaces such bridge loans is not shorter than the Weighted Average Life to Maturity of any Class of then-existing Term Loans and (b) the final maturity date of any loan, note, security or other Indebtedness which is exchanged for or otherwise replaces such bridge loans is not earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence thereof.

“Debt Fund Affiliate” means any Affiliate of Advent (other than a natural Person) that is a bona fide debt fund or other investment vehicle that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course, in each case, with respect to which the Persons making the applicable investment decisions for such Affiliate is not primarily engaged in the making, acquiring or holding of equity investments in Holdings or any of its Restricted Subsidiaries.

“Debt FX Hedge” means any Hedge Agreement entered into for the purpose of hedging currency related risks in respect of any Indebtedness of the type described in the definition of “Consolidated Total Debt”.

“Debtor Relief Laws” means the Bankruptcy Code of the US, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the US or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

“Declined Proceeds” has the meaning assigned to such term in Section 2.11(b)(v).

“Default” means any event or condition which upon notice, lapse of time or both would become an Event of Default.

“Defaulting Lender” means any Person that has (a) defaulted in (or is otherwise unable to perform) its obligations under this Agreement, including its obligations, (x) to make a Loan within two Business Days of the date required to be made by it hereunder or (y) to fund its participation in a Letter of Credit required to be funded by it hereunder within two Business Days of the date such obligation arose or such Loan, Letter of Credit or Swingline Loan was required to be made or funded, unless, in the case of subclause (x) above, such Person notifies the Administrative Agent in writing that such failure is the result of such Person’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) notified the Administrative Agent, any Issuing Bank, the Swingline Lender or the Borrower in writing that it does not intend to satisfy or perform any such obligation or has made a public statement to the effect that it does not intend to comply with its funding or other obligations under this Agreement or under agreements in which it commits to extend credit generally (unless such writing indicates that such position is based on such Person’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan cannot be satisfied), (c) failed, within two Business Days after the request of the Administrative Agent or the Borrower, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that such Person shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, (d) become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority or (e)(i) become (or any parent company thereof has become) either the subject of (A) a bankruptcy or insolvency proceeding or (B) a Bail-In Action, (ii) has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or (iii) has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Person subject to this clause (e), the Borrower and the Administrative Agent have each determined that such Person intends, and has all approvals required to enable it (in form and substance satisfactory to the Borrower and the Administrative Agent), to continue to perform its obligations hereunder; provided that no Person shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in such Person or its parent by any Governmental Authority; provided that such action does not result in or provide such Person with immunity from the jurisdiction of courts within the US or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Person is a party.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-

rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Borrower or its subsidiaries shall be a Derivative Transaction.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-Cash consideration received by the Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.07(h) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of Cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to Cash or Cash Equivalents).“Disposition” or “Dispose” means the sale, lease, sublease, or other disposition of any property of any Person, including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division.

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock that would constitute Disqualified Capital Stock, in each case at any time on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued, (c) contains any mandatory repurchase obligation (other than for Qualified Capital Stock), in whole or in part, which may come into effect prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock) or (d) provides for the scheduled payments of dividends in Cash on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued; provided that any (x) Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any change of control, Qualifying IPO or any Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions prior to the Termination Date and (y) for purposes of clause (a) through (d) above, it is understood and agreed that if any such maturity, redemption conversion, exchange, repurchase obligation or scheduled payment is in part, only such part coming into effect prior to the date that is 91 days following the Latest Maturity Date (determined at the time such Capital Stock is issued) shall constitute Disqualified Capital Stock.

Notwithstanding the preceding sentence, (A) if such Capital Stock is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of the Borrower or any Restricted Subsidiary, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations and (B) no Capital Stock held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates or Immediate Family Members) of the Borrower (or any Parent Company or any subsidiary) shall be considered Disqualified Capital Stock solely because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time.

“Disqualified Institution” means:

(a)    (i) any Person identified on Part A of Annex I to the Fee Letter on or prior to the Closing Date, (ii) any Person (other than an Assignment Party or an Affiliate of a Lender or an Assignment Party) identified in writing to the Left Lead Arranger prior to the Closing Date (provided, that any Person so identified must be reasonably acceptable to the Left Lead Arranger), (iii) any Person (other than an Affiliate of a Lender) that is identified in writing to the Administrative Agent at least 3 Business Days after the Closing Date (provided, that any Person so identified at least 3 Business Days after the Closing Date must be reasonably acceptable to the Administrative Agent), (iv) any Affiliate of any Person described in clauses (i), (ii) or (iii) above that is reasonably identifiable solely on the basis of their name as an Affiliate of such Person and is not an Affiliate of an Existing Lender or an Assignment Party, and (v) any other Affiliate of any Person described in clauses (i), (ii), (iii) or (iv) above that is identified in a written notice to the Administrative Agent) (each such person, a “Disqualified Lending Institution”);

(b)    (i) any Company Competitor or any Affiliates thereof identified on Part B of Annex I to the Fee Letter, (ii) any Company Competitor or any Affiliate thereof (x) identified in writing to the Left Lead Arranger prior to the Closing Date (provided, that any Person so identified must be reasonably acceptable to the Left Lead Arranger) and (y) identified in writing to the Administrative Agent after the Closing Date (provided, that any Person so identified after the Closing Date must be reasonably acceptable to the Administrative Agent), (iii) any Affiliate of any Person described in clauses (i) or (ii) above that is reasonably identifiable solely on the basis of their name as an Affiliate of such Person (other than any Competitor Debt Fund Affiliate) that is reasonably identifiable as an Affiliate of such Person and (iv) any other Affiliate of any Person described in clauses (i), (ii) or (iii) above that is identified in a written notice to the Administrative Agent; it being understood and agreed that no Competitor Debt Fund Affiliate of any Competitor may be designated as a Disqualified Institution pursuant to this clause (iii); and/or

(c)    any Affiliate of any Arranger or Lender that is engaged as a principal primarily in private equity, mezzanine financing, venture capital, extensions of credit in distressed and opportunistic situations, extensions of credit with the objective of obtaining a position in the equity of, or right to influence the policy of, the issuer of such loans or extensions of credit or extensions of credit to engage, directly or indirectly, in the pursuit or support of litigation, or the assertion of alleged defaults or events of default, under any such extensions of credit (each such Person, an “Excluded Party”); provided that notwithstanding anything to the contrary set forth above in this definition, neither Apollo Investment Corporation nor any of its Affiliates that are not primarily engaged in private equity, mezzanine financing, venture capital, extensions of credit in distressed and opportunistic situations, extensions of credit with the objective of obtaining a position in the equity of, or right to influence the policy of, the issuer of such loans or extensions of credit or extensions of credit to engage, directly or indirectly, in the pursuit or support of litigation, or the assertion of alleged defaults or events of default, under any such extensions of credit shall constitute a Disqualified Institution or an Excluded Party.

provided that no written notice delivered pursuant to clauses (a) and/or (b) above shall apply retroactively to disqualify any person that has previously acquired an assignment or participation interest in the Loans under the applicable Credit Facility prior to the delivery of such notice.

“Disqualified Lending Institution” has the meaning assigned to such term in the definition of “Disqualified Institution”.

“Disqualified Person” has the meaning assigned to such term in Section 9.05(f)(ii).

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount and (b) with respect to any amount denominated in any currency other than Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date or other relevant date of determination) for the purchase of Dollars with such other currency.

“Dollars” or “$” refers to lawful money of the US.

“Domestic Subsidiary” means any subsidiary of the Borrower incorporated or organized under the laws of the US, any state thereof or the District of Columbia.

“Dutch Auction” has the meaning assigned to such term on Schedule 1.01(b) hereto.

“ECF Prepayment Amount” has the meaning assigned to such term in Section 2.11(b)(i).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Administrative Agent in consultation with the Borrower in a manner consistent with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four-year average life to maturity or lesser remaining average life to maturity), but excluding (i) any prepayment premium, arrangement, commitment, structuring, underwriting, ticking, unused line fees and/or amendment fees (regardless of whether any such fees are paid to or shared in whole or in part with any lender) and (ii) any other fee that is not paid directly by the Borrower generally to all relevant lenders ratably; provided, however, that (A) to the extent that the Published LIBO Rate (with an

Interest Period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is less than any floor applicable to the Term Loans in respect of which the Effective Yield is being calculated on the date on which the Effective Yield is determined, the amount of the resulting difference will be deemed added to the interest rate margin applicable to the relevant Indebtedness for purposes of calculating the Effective Yield and (B) to the extent that the Published LIBO Rate (for a period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is greater than any applicable floor on the date on which the Effective Yield is determined, the floor will be disregarded in calculating the Effective Yield.

“Eligible Assignee” means any Person other than (i) any natural person, (ii) any Disqualified Institution or (iii) except as permitted under Section 9.05(g), the Borrower or any of its Affiliates.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface and subsurface strata & natural resources such as wetlands, flora and fauna.

“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to the Environment.

“Environmental Laws” means any and all current or future applicable foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other applicable requirements of Governmental Authorities and the common law relating to (a) environmental matters, including those relating to any Hazardous Materials Activity; or (b) the generation, use, storage, transportation or disposal of or exposure to Hazardous Materials, in any manner applicable to Holdings, the Borrower or any of its Restricted Subsidiaries or any Facility.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Contribution” means, collectively, the direct or indirect contribution on the Closing Date by the Investors to Borrower of an aggregate amount of cash and rollover equity in the form of common equity or Qualified Capital Stock or other equity interests that are reasonably satisfactory to the Arrangers (provided that any equity that is not cash pay and does not contain mandatory redemption or prepayments (other than with respect to a change of control or similar customary redemption rights), in each case, prior to the date that is 6 months after the Initial Term Loan Maturity Date and has no operational covenants and is not convertible or exchangeable for debt securities not meeting the conditions of this proviso shall be deemed satisfactory to the Arrangers) that represents not less than 50% of the sum of (i) the aggregate gross proceeds of Initial Term Loans funded on the Closing Date and loans under the Revolving Facility borrowed on the Closing Date (excluding (x) the proceeds of any Revolving Loans borrowed on the Closing Date for working capital and (y) all Letters of Credit), plus (ii) the amount of such cash and rollover equity; provided that the Equity Contribution shall be in an amount sufficient to ensure the Sponsor will own, directly or indirectly, at least a majority of the voting equity of the Borrower on the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with Holdings, the Borrower or any Restricted Subsidiary and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations at any facility of Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate as described in Section 4062(e) of ERISA, in each case, resulting in liability pursuant to Section 4063 of ERISA; (c) a complete or partial withdrawal by Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan resulting in the imposition of Withdrawal Liability on Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate, notification of Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is “insolvent” within the meaning of Section 4245 of ERISA or is in “reorganization” within the meaning of Section 4241 of ERISA; (d) the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, the treatment of a Pension Plan amendment as a termination under Section 4041(c) of ERISA, the commencement of proceedings by the PBGC to terminate a Pension Plan or the receipt by Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate of notice of the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA or of notice of the commencement of proceedings by the PBGC to terminate a Multiemployer Plan; (e) the occurrence of an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate, with respect to the termination of any Pension Plan; or (g) the conditions for imposition of a Lien under Section 303(k) of ERISA have been met with respect to any Pension Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article 7.

“Excess Cash Flow” means, for any Excess Cash Flow Period, any amount (if positive) equal to:

(a)    Consolidated Adjusted EBITDA for such Excess Cash Flow Period (without giving effect to clauses (b) or (e) of the definition thereof , the amounts added back in reliance on which shall be deducted in determining Excess Cash Flow); plus

(b)    any extraordinary or non-recurring cash gain during such Excess Cash Flow Period (whether or not accrued in such Excess Cash Flow Period) to the extent not otherwise included in Consolidated Adjusted EBITDA (including any component definitions used therein); plus

(c)    any foreign currency exchange gain actually realized and received in cash in Dollars (including any currency re-measurement of Indebtedness, any net gain or loss resulting from Hedge Agreements for currency exchange risk resulting from any intercompany Indebtedness, any foreign currency translation or transaction or any other currency-related risk), net of any loss from foreign currency translation; plus

(d)    [Reserved]; plus

(e)    an amount equal to all Cash received for such period on account of any net non-Cash gain or income from any Investment deducted in a previous period pursuant to clause (s) of this definition; plus

(f)    the decrease, if any, in Consolidated Working Capital from the first day to the last day of such Excess Cash Period, but excluding any such decrease in Consolidated Working Capital arising from (i) the acquisition or Disposition of any Person by the Borrower or any Restricted Subsidiary, (ii) the reclassification during such period of current assets to long term assets and current liabilities to long term liabilities, (iii) the application of purchase and/or recapitalization accounting and/or (iv) the effect of any fluctuation in the amount of accrued and contingent obligations under any Hedge Agreement; minus

(g)    the amount, if any, which, in the determination of Consolidated Adjusted EBITDA (including any component definitions used therein) for such Excess Cash Flow Period, has been included in respect of income or gain from any Disposition outside of the ordinary course of business (including Dispositions constituting covered losses or taking of assets referred to in the definition of “Net Insurance/Condemnation Proceeds”) of the Borrower and/or any Restricted Subsidiary; minus

(h)    cash payments actually made in respect of the following (without duplication):

(i)    any Investment permitted by Section 6.06 (other than Investments (i) in Cash or Cash Equivalents, (ii) in any Loan Party or (iii) made pursuant to Section 6.06(r)(i)) and/or any Restricted Payment permitted by Section 6.04(a) (other than pursuant to Section 6.04(a)(iii)(A)) and actually made in cash during such Excess Cash Flow Period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such Excess Cash Flow Period, (A) except to the extent the relevant Investment and/or Restricted Payment is financed with the proceeds of long term funded Indebtedness (other than revolving Indebtedness) or any capital contribution or issuance of Capital Stock and (B) without duplication of any amount deducted from Excess Cash Flow for a prior Excess Cash Flow Period;

(ii)    any realized foreign currency exchange losses actually paid or payable in cash (including any currency re-measurement of Indebtedness, any net gain or loss resulting from Hedge Agreements for currency exchange risk resulting from any intercompany Indebtedness, any foreign currency translation or transaction or any other currency-related risk);

(iii)    the aggregate amount of any extraordinary, unusual or non-recurring cash Charge (whether or not incurred in such Excess Cash Flow Period) excluded in calculating Consolidated Adjusted EBITDA (including any component definitions used therein);

(iv)    consolidated Capital Expenditures actually made in cash during such Excess Cash Flow Period or, at the option of the Borrower, in the case of any Excess Cash

Flow Period, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such Excess Cash Flow Period, (A) except to the extent financed with the proceeds of long term funded Indebtedness (other than revolving Indebtedness) or any capital contribution or issuance of Capital Stock and (B) without duplication of any amount deducted from Excess Cash Flow for a prior Excess Cash Flow Period;

(v)    any long-term liability (other than Indebtedness), excluding the current portion of any such liability of the Borrower and/or any Restricted Subsidiary;

(vi)    any cash Charge added back in calculating Consolidated Adjusted EBITDA pursuant to clause (c) of the definition thereof or excluded from the calculation of Consolidated Net Income in accordance with the definition thereof;

(vii)    the aggregate amount of expenditures actually made by the Borrower and/or any Restricted Subsidiary during such Fiscal Year (including any expenditure for the payment of financing fees) except to the extent financed with the proceeds of long term funded Indebtedness (other than revolving Indebtedness) or any capital contribution or issuance of Capital Stock to the extent that such expenditures are not expensed; minus

(i)    the aggregate principal amount of (i) all optional prepayments of Indebtedness (other than (A) any optional prepayment, repurchase, redemption or other retirement of any Indebtedness under the Loan Documents and/or any other First Lien Debt, in each case, that is deducted in calculating the amount of any Excess Cash Flow payment in accordance with Section 2.11(b)(i) or (B) any optional repayment of revolving Indebtedness except to the extent any related commitment is permanently reduced in connection with such repayment), (ii) all mandatory prepayments and scheduled repayments of Indebtedness during such Excess Cash Flow Period and (iii) the aggregate amount of any premium, make-whole or penalty payment actually paid in cash by the Borrower and/or any Restricted Subsidiary during such period that are required to be made in connection with any prepayment, repayment, repurchase, redemption or other retirement of Indebtedness, in each case except to the extent financed with the proceeds of long term funded Indebtedness (other than revolving Indebtedness) or any capital contribution or issuance of Capital Stock; minus

(j)    Consolidated Interest Expense actually paid or payable in cash by the Borrower and/or any Restricted Subsidiary during such Excess Cash Flow Period; minus

(k)    Taxes (inclusive of Taxes paid or payable under tax sharing agreements or arrangements and/or in connection with any intercompany distribution) paid or payable by the Borrower and/or any Restricted Subsidiary with respect to such Excess Cash Flow Period; minus

(l)    the increase, if any, in Consolidated Working Capital from the first day to the last day of such Excess Cash Flow Period, but excluding any such increase in Consolidated Working Capital arising from (i) the acquisition or Disposition of any Person by the Borrower or any Restricted Subsidiary, (ii) the reclassification during such period of current assets to long term assets and current liabilities to long term liabilities, (iii) the application of purchase and/or recapitalization accounting and/or acquisition method accounting and/or (iv) the effect of any fluctuation in the amount of accrued and contingent obligations under any Hedge Agreement; minus

(m)    the amount of any Tax obligation of the Borrower and/or any Restricted Subsidiary that is estimated in good faith by the Borrower as due and payable (but is not currently due and payable) by the Borrower and/or any Restricted Subsidiary as a result of the repatriation of any dividend or similar distribution of net income of any Foreign Subsidiary to the Borrower or any Restricted Subsidiary; minus

(n)    without duplication of amounts deducted from Excess Cash Flow in respect of a prior period and except to the extent deducted in calculating the amount of any Excess Cash Flow payment in accordance with Section 2.11(b)(i), at the option of the Borrower, (i) the aggregate consideration (including earn-outs) paid or required to be paid pursuant to binding contracts, letters of intent or purchase orders entered into prior to or during such period in Cash by the Borrower or its Restricted Subsidiaries relating to Capital Expenditures, acquisitions or Investments (other than Investments (A) in Cash and Cash Equivalents, (B) in any Loan Party or (C) made pursuant to Section 6.06(r)(i)) and Restricted Payments described in clause (h)(i) above and/or (ii) the aggregate amount otherwise committed, planned or budgeted to be made in connection with Capital Expenditures, acquisitions or Investments (other than Investments (A) in Cash and Cash Equivalents, (B) in any Loan Party or (C) made pursuant to Section 6.06(r)(i)) and/or Restricted Payments described in clause (h)(i) above (collectively, clauses (i) and (ii), the “Scheduled Expenditures”), in each case of the foregoing clauses (i) and (ii), to be consummated or made prior to the expiry of the immediately succeeding Fiscal Year following the end of such period (except, in each case, to the extent financed with long term funded Indebtedness (other than revolving Indebtedness) or any capital contribution or issuance of Capital Stock); provided that to the extent the aggregate amount actually utilized to finance such Capital Expenditures, acquisitions or Investments or Restricted Payments during such immediately succeeding Fiscal Year is less than the Scheduled Expenditures, the amount of the resulting shortfall shall be added to the calculation of Excess Cash Flow for such immediately succeeding Fiscal Year; minus

(o)    [Reserved]; minus

(p)    cash payments (other than in respect of Taxes, which are governed by clause (k) above) made during such Excess Cash Flow Period for any liability the accrual of which in a prior Excess Cash Flow Period resulted in an increase in Excess Cash Flow in such prior period (provided that there was no other deduction to Consolidated Adjusted EBITDA or Excess Cash Flow related to such payment), except to the extent financed with long term funded Indebtedness (other than revolving Indebtedness) or any issuance of Capital Stock; minus

(q)    cash expenditures made in respect of any Hedge Agreement during such period to the extent (i) not otherwise deducted in the calculation of Consolidated Net Income or Consolidated Adjusted EBITDA and (ii) not financed with long term funded Indebtedness (other than revolving Indebtedness) or any capital contribution or any issuance of Capital Stock; minus

(r)    amounts paid in Cash (except to the extent financed with long term funded Indebtedness (other than revolving Indebtedness) or any capital contribution or any issuance of Capital Stock) during such period on account of (i) items that were accounted for as non-Cash reductions of Consolidated Net Income or Consolidated Adjusted EBITDA in a prior period and (ii) reserves or amounts established in purchase accounting to the extent such reserves or amounts are added back to, or not deducted from, Consolidated Net Income; minus

(s)    an amount equal to the sum of the aggregate net non-Cash gain or income from any non-ordinary course Investment to the extent included in arriving at Consolidated Adjusted EBITDA (and without duplication of any deduction pursuant to clause (f) of the definition of Consolidated Adjusted EBITDA).

“Excess Cash Flow Period” means each Fiscal Year of the Borrower, commencing with the Fiscal Year of the Borrower ending December 31, 2021.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.

“Excluded Assets” means each of the following:

(a)    any asset the grant or perfection of a security interest in which would (i) be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than assets subject to Capital Leases and purchase money financings), (ii) violate (after giving effect to applicable anti-assignment provisions of the UCC or other applicable Requirements of Law) the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of Capital Leases and purchase money financings), or (iii) except with respect to the Capital Stock of Loan Parties or Restricted Subsidiaries that constitute Wholly-Owned Subsidiaries, trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement pursuant to any “change of control” or similar provision (to the extent such contract is binding on such asset at the time of its acquisition and not incurred in contemplation thereof); it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any contract described in this clause (a) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant prohibition, violation or termination right,

(b)    the Capital Stock of any (i) Captive Insurance Subsidiary, (ii) Unrestricted Subsidiary, (iii) not-for-profit subsidiary, and/or (iv) Immaterial Subsidiary and/or (v) special purpose entity used for a permitted securitization facility,

(c)    any intent-to-use (or similar) Trademark application prior to the filing and acceptance of a “Statement of Use”, “Declaration of Use”, “Amendment to Allege Use” or similar filing with respect thereto, only to the extent, if any, that, and solely during the period if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use (or similar) Trademark application under applicable Requirements of Law,

(d)    any asset (including Capital Stock), the grant or perfection of a security interest in which would (i) be prohibited under applicable Requirements of Law (including rules and regulations of any Governmental Authority) (after giving effect to applicable anti-assignment provisions of the UCC or other applicable Requirements of Law), (ii) require any governmental or regulatory consent, approval, license or authorization, in each case, to the extent such consent, approval, license or authorization has not been obtained (it being understood and agreed that no Loan Party shall have any obligation to procure any such consent, approval, license or authorization) (after giving effect to applicable anti-assignment provisions of the UCC or other applicable Requirements of Law); it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any asset described in clauses (d)(i) or (d)(ii) to the extent that the assignment of such proceeds or receivables is effective under the UCC or other applicable Requirements of Law notwithstanding the relevant requirement or prohibition or (iii) result in material adverse tax consequences (including as a result of the application of Section 956 of the Code) as reasonably determined by the Borrower, written notification of which determination is provided by the Borrower to the Administrative Agent,

(e)    (i) any leasehold Real Estate Asset, (ii) except to the extent a security interest therein can be perfected by the filing of a UCC-1 financing statement, any other leasehold interest and (iii) any owned Real Estate Asset that is not a Material Real Estate Asset,

(f)    the Capital Stock of any Person that is not a Wholly-Owned Subsidiary,

(g)    any Margin Stock,

(h)    the Capital Stock of any Foreign Subsidiary or any FSHCO, in each case that is not a first-tier Subsidiary of any Loan Party,

(i)    any Commercial Tort Claim with a value (as reasonably estimated by the Borrower) of less than $5,000,000,

(j)    escrow, fiduciary and trust accounts,

(k)    assets subject to a purchase money security interest, Capital Lease obligations or similar arrangement, in each case, that is permitted or otherwise not prohibited by the terms of this Agreement and to the extent the grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money or similar arrangement or create a right of termination in favor of any other party thereto (other than Holdings or any subsidiary of Holdings) after giving effect to the applicable anti-assignment provisions of the UCC or other applicable Requirements of Law; it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any asset described in this clause (k) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant violation or invalidation,

(l)    any Letter-of-Credit Right in an amount less than $5,000,000 that does not constitute Supporting Obligations, except to the extent the security interest therein may be perfected by filing of a financing statement under the UCC of any applicable jurisdiction,

(m)    motor vehicles and other assets subject to certificates of title, except to the extent the security interest therein may be perfected by filing of a financing statement under the UCC of any applicable jurisdiction,

(n)    any asset of a Person acquired by Holdings, the Borrower or any other Restricted Subsidiary that, at the time of the relevant acquisition, is encumbered to secure assumed Indebtedness permitted by this Agreement to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such asset from being pledged to secure the Secured Obligations and the relevant prohibition was not implemented in contemplation of the applicable acquisition,

(o)    any asset with respect to which the Administrative Agent and the Borrower have reasonably determined that the cost, burden, difficulty or consequence (including any effect on the ability of the relevant Loan Party to conduct its operations and business in the ordinary course of business and including the cost of title insurance, surveys, flood insurance (if necessary) or mortgage, stamp, intangible or other taxes or expenses) of obtaining or perfecting a security interest therein outweighs, or is excessive in light of, the practical benefit of a security interest to the relevant Secured Parties afforded thereby (and the Lenders acknowledge that the Collateral that may be provided by any Loan Party may be limited to minimize stamp duty, notarization, registration or other applicable fees, taxes and duties where the benefit to the Secured Parties of increasing the secured amount is disproportionate to the level of such fees, taxes and duties), and/or

(p)    any governmental licenses or state or local franchises, charters or authorizations, to the extent a security interest in any such license, franchise, charter or authorization would be prohibited or restricted thereby, after giving effect to the anti-assignment provisions of the UCC of any applicable jurisdiction, other than any proceeds or receivable thereof to the extent the assignment of the same is effective under the UCC of any applicable jurisdiction notwithstanding such consent or restriction.

“Excluded Subsidiary” means:

(a)    any Restricted Subsidiary that is not a Wholly-Owned Subsidiary,

(b)    any Immaterial Subsidiary,

(c)    any Restricted Subsidiary that (i) is prohibited or restricted from providing a Loan Guaranty by (A) any Requirement of Law or (B) any Contractual Obligation that exists on the Closing Date or at the time such Restricted Subsidiary becomes a subsidiary (which Contractual Obligation was not entered into in contemplation of the acquisition of such Restricted Subsidiary (including pursuant to assumed Indebtedness)), (ii) would require a governmental (including regulatory) or third party consent, approval, license or authorization (including any regulatory consent, approval, license or authorization) to provide a Loan Guaranty (in each case, on the Closing Date or at the time of the acquisition of such Restricted Subsidiary became a Subsidiary), unless such consent, approval, license or authorization has been obtained (it being understood and agreed that none of Holdings, the Borrower and/or any of their respective subsidiaries shall have any obligation to obtain (or seek to obtain) any such consent, approval, license or authorization) or (iii) with respect to which the provision of a Loan Guaranty would result in material adverse tax consequences as reasonably determined by the Borrower,

(d)    any not-for-profit subsidiary,

(e)    any Captive Insurance Subsidiary,

(f)    any special purpose entity used for any permitted securitization or receivables facility or financing,

(g)    any Foreign Subsidiary,

(h)    (i) any FSHCO and (ii) any Domestic Subsidiary that is a direct or indirect subsidiary of any Foreign Subsidiary that is a CFC or FSHCO,

(i)    any Unrestricted Subsidiary,

(j)    any Restricted Subsidiary acquired by the Borrower or any Restricted Subsidiary that, at the time of the relevant acquisition, is an obligor in respect of assumed Indebtedness permitted by Section 6.01 to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such subsidiary from providing a Loan Guaranty (which prohibition was not implemented in contemplation of such Restricted Subsidiary becoming a subsidiary in order to avoid the requirement of providing a Loan Guaranty),

(k)    any other Restricted Subsidiary with respect to which, in the reasonable determination of the Borrower and the Administrative Agent, the burden or cost of providing a Loan Guaranty outweighs, or would be excessive in light of, the practical benefits afforded thereby,

(l)    solely in the case of any Swap Obligation that constitutes a “swap” within the meaning of section 1(a)(47) of the Commodity Exchange Act (which for the avoidance of doubt shall be determined after giving effect to any “keepwell, support or other agreement” (as such terms are used under the Commodity Exchange Act)), any Domestic Subsidiary that is not an “eligible contract participant” as defined under the Commodity Exchange Act and the regulations thereunder, and

(m)    any subsidiary (i) where the provision by such subsidiary of a Loan Guaranty would conflict with the fiduciary duties of such subsidiary’s directors or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for such subsidiary or any of its officers or directors or to the extent it is not within the legal capacity of such subsidiary to provide a Loan Guaranty (whether as a result of financial assistance, corporate benefit, thin capitalization, capital maintenance, liquidity maintenance or similar rules or otherwise).

“Excluded Swap Obligation” means, with respect to any Loan Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Loan Guaranty of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Swap Obligation (or any Loan Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Loan Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3.20 of the Loan Guaranty and any other “keepwell”, support or other agreement for the benefit of such Loan Guarantor) at the time the Loan Guaranty of such Loan Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation or (b) in the case of any Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Loan Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the guarantee provided by (or grant of such security interest by, as applicable) such Loan Guarantor becomes or would become effective with respect to such Swap Obligation. If any Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Loan Guaranty or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or Issuing Bank, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) any Taxes imposed on (or measured by) such recipient’s net income or overall gross income or franchise Taxes, (i) imposed as a result of such recipient being organized or having its principal office located in or, in the case of any Lender, having its applicable lending office located in, the taxing jurisdiction or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (a), (c) any US federal withholding Tax that is imposed on amounts payable to or for the account of such Lender (other than a Lender that became a Lender pursuant to an assignment under Section 2.19) with respect to an applicable interest in a Loan or Commitment pursuant to a Requirement of Law in effect on the date on which such Lender (i) acquires such interest in the applicable Commitment or, if such Lender did not fund the applicable Loan pursuant to a prior Commitment, on the date such Lender acquires its interest in such Loan or (ii) designates a new lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Tax were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it designated a new lending office, (d) any Tax imposed as a result of a failure by the Administrative Agent, such Lender or any Issuing Bank to comply with Section 2.17(f) or (j), and (e) any withholding Tax imposed under FATCA.

“Expected Cost Savings” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Extended Revolving Credit Commitment” has the meaning assigned to such term in Section 2.23(a).

“Extended Revolving Loans” has the meaning assigned to such term in Section 2.23(a).

“Extended Term Loans” has the meaning assigned to such term in Section 2.23(a).

“Extension” has the meaning assigned to such term in Section 2.23(a).

“Extension Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (to the extent required by Section 2.23) and the Borrower executed by each of (a) Holdings, the Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.23.

“Extension Offer” has the meaning assigned to such term in Section 2.23(a).

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or, except with respect to Articles 5 and 6, previously owned, leased, operated or used by Holdings, the Borrower or any of its Restricted Subsidiaries or any of their respective predecessors or Affiliates.

“Facility Fee Rate” means, on any date, with respect to the Initial Revolving Credit Commitments, 0.50% per annum.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code and any intergovernmental agreements implementing and related legislation or official administrative rules or practices with respect to any of the foregoing.

“FCPA” has the meaning assigned to such term in Section 3.17(c).

“Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Administrative Agent from three major US banks of recognized standing selected by it. If the Federal Funds Effective Rate is less than zero, it shall be deemed to be zero hereunder.

“Fee Letter” means that certain Fee Letter, dated as of November 17, 2019, by and among, the Borrower, MidCap, Oaktree and BSP.

“Financial Model” the model made available by the Sponsor to the Arrangers on October 30, 2019.

“First Amendment” means that certain First Incremental Amendment, dated as of the First Amendment Effective Date, among the Borrower, Holdings, the Administrative Agent, the 2020 Incremental Term Loan Lenders, the 2020 Incremental Revolving Facility Lenders, the other Lenders and other Persons party thereto.

“First Amendment Arranger” shall mean Goldman Sachs Bank USA as lead arranger and bookrunner for the First Amendment.

“First Amendment Effective Date” means December 18, 2020.

“First Amendment Transaction Costs” means any costs, fees, premiums, expenses and other transaction costs payable or otherwise borne by any Parent Company and/or its Subsidiaries in connection with the First Amendment Transactions and the transactions contemplated thereby, including for the avoidance of doubt, any fees, expenses or accrued interest paid pursuant to Section 4.03 hereof or in accordance with any fee letter relating to the First Amendment Transactions.

“First Amendment Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the First Amendment and the other Loan Documents entered into on the First Amendment Effective Date to which they are a party and the Borrowing of 2020 Incremental Term Loans hereunder on the First Amendment Effective Date, (b) the 2020 Dividend and (c) the payment of the First Amendment Transaction Costs.

“First Lien Debt” means (a) the Initial Term Loans and the Initial Revolving Loans and (b) any other Indebtedness (other than any such Indebtedness among Holdings, the Borrower and/or any of their respective subsidiaries) that is secured by a security interest in the Collateral that is pari passu with the Lien securing the Initial Term Loans and the Initial Revolving Loans.

“First Lien Intercreditor Agreement” means (i) an intercreditor agreement substantially in the form of Exhibit E hereto (with (a) immaterial changes (as determined in the Administrative Agent’s sole discretion) thereto acceptable to the Administrative Agent and the Borrower in their sole discretion and (b) any material changes thereto as the Borrower, the Administrative Agent and the Required Lenders may agree in their respective reasonable discretion (provided that, any changes to such form that are posted for review by the Lenders shall be deemed acceptable if the Required Lenders have not objected thereto within five Business Days following the date on which such changes are posted for review)) or (ii) another intercreditor agreement in form and substance reasonably acceptable to the Borrower, the Administrative Agent and the Required Lenders (provided that any such intercreditor agreement posted for review by the Lenders shall be deemed acceptable to the Required Lenders if the Required Lenders have not objected thereto within five Business Days following the date on which such agreement is posted for review).

“First Lien Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated First Lien Debt as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case of the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of the Borrower ending December 31 of each calendar year.

“Fixed Amount” has the meaning assigned to such term in Section 1.12(c).

“Flood Certificate” means a “Life-of-Loan” “Standard Flood Hazard Determination Form” of the Federal Emergency Management Agency and any successor Governmental Authority performing a similar function.

“Flood Compliance Event” means the occurrence of any of the following: (a) a Flood Redesignation with respect to any Mortgaged Property, (b) any extension of the Maturity Date pursuant to Section 2.23, (c) any increase to the Commitments pursuant to Section 2.22, and (d) the addition of any Flood Hazard Property as Collateral pursuant to Section 5.12.

“Flood Hazard Property” means any Mortgaged Property that on the relevant date of determination includes a Building and, as shown on a Flood Certificate, such Building is located in a Flood Zone.

“Flood Insurance” means (a) federally-backed flood insurance available under the Flood Program to owners of real property improvements located in Special Flood Hazard Areas in a community participating in the Flood Program or (b) to the extent permitted by the Flood Program, a private flood insurance policy from a financially sound and reputable insurance company that is not an Affiliate of the Borrower.

“Flood Insurance Requirements” has the meaning assigned to such term in the definition of “Collateral and Guarantee Requirement”.

“Flood Program” means the National Flood Insurance Program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004, in each case as amended from time to time, and any successor statutes.

“Flood Redesignation” means the designation of any Mortgaged Property as a Flood Hazard Property, where such property was not a Flood Hazard Property previous to such designation.

“Flood Zone” means areas having special flood hazards as described in the National Flood Insurance Act of 1968, as amended from time to time, and any successor statute.

“Foreign Lender” means any Lender or Issuing Bank that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Foreign Subsidiary” means any existing or future direct or indirect subsidiary of the Borrower that is not a Domestic Subsidiary.

“FSHCO” means (i) any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock and/or Indebtedness of one or more Foreign Subsidiaries that are CFCs and (ii) any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock and/or Indebtedness of one or more Persons of the type described in the immediately preceding clause (i).

“GAAP” means generally accepted accounting principles in the US in effect and applicable to the accounting period in respect of which reference to GAAP is made.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the US, a foreign government or any political subdivision thereof, including any applicable supranational body (such as the European Union or the European Central Bank).

“Governmental Authorization” means any permit, license, authorization, approval, plan, directive, consent order or consent decree of or from any Governmental Authority.

“Granting Lender” has the meaning assigned to such term in Section 9.05(e).

“Guarantee” of or by any Person (the “Guarantor”) means any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “Primary Obligor”) in any manner and including any obligation of the Guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other monetary obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or monetary obligation, (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (f) secured by any Lien on any assets of such Guarantor securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Guarantor (or any right, contingent or otherwise, of any holder of such Indebtedness or other monetary obligation to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition, Disposition or other transaction permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Hazardous Materials” means any chemical, material, substance or waste, or any constituent thereof, which is prohibited, limited or regulated under any Environmental Law or by any Governmental Authority or which poses a hazard to the Environment or to human health and safety, including without limitation, petroleum and petroleum by-products, asbestos and asbestos-containing materials, polychlorinated biphenyls, medical waste and pharmaceutical waste.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Material, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Material, and any corrective action or response action with respect to any of the foregoing.

“Hedge Agreement” means any agreement with respect to any Derivative Transaction (or any master agreement which is intended to govern multiple Derivative Transactions) between any Loan Party or any Restricted Subsidiary and any other Person.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement.

“Holdings” has the meaning assigned to such term in the preamble to this Agreement and shall, for the avoidance of doubt, include any Successor Holdings.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002, as in effect from time to time (subject to the provisions of Section 1.04), to the extent applicable to the relevant financial statements.

“Immaterial Subsidiary” means, as of any date, any Restricted Subsidiary of the Borrower (i) the contribution to Consolidated Adjusted EBITDA of which, when taken together with the contribution to Consolidated Adjusted EBITDA of all other Restricted Subsidiaries that are Immaterial Subsidiaries, does not exceed 5.00% of Consolidated Adjusted EBITDA of the Borrower and it Restricted Subsidiaries and (ii) the assets of which, when taken together with the assets of all other Restricted Subsidiaries that are Immaterial Subsidiaries, do not exceed 5.00% of Consolidated Total Assets of the Borrower and its Restricted Subsidiaries, in each case, as of the last day of the most recently ended Test Period.

“Immediate Family Member” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, domestic partner, former domestic partner, sibling, mother-in-law, father-in-law, son-in-law and/or daughter-in-law (including any adoptive relationship), any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals, such individual’s estate (or an executor or administrator acting on its behalf), heirs or legatees or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.

“Incremental Cap” means:

(a)    the Shared Incremental Amount, minus (A) the aggregate principal amount of all Incremental Equivalent Debt incurred or issued in reliance on the Shared Incremental Amount minus (B) the aggregate principal amount of any Acquisition Ratio Debt or Ratio Debt issued and/or incurred in reliance on the Shared Incremental Amount pursuant to Sections 6.01(q)(i) and (w)(i), in each case, after giving effect to (x) any reclassification of any Incremental Facilities and/or Incremental Equivalent Debt as having been issued or incurred in reliance on the Incremental Incurrence-Based Component, (y) any reclassification of any Acquisition Ratio Debt as having been issued or incurred in reliance on Section 6.01(q)(ii) and (z) any reclassification of any Ratio Debt as having been incurred in reliance on Section 6.01(w)(ii), plus

(b)    in the case of any Incremental Facility that effectively extends the Maturity Date with respect to any Class of Loans and/or Commitments hereunder, an amount equal to the portion of the relevant Class of Loans or Commitments that will be replaced by such Incremental Facility, plus

(c)    in the case of any Incremental Facility that effectively replaces any Revolving Credit Commitment terminated in accordance with Section 2.19 hereof, an amount equal to the relevant terminated Revolving Credit Commitment, plus

(d)    (i) without duplication of clauses (b) and (c) above, the amount of any voluntary prepayment, redemption, repurchase or other retirement of any Loan that constitutes First Lien Debt and/or the amount of any permanent reduction of any Revolving Credit Commitment and/or the amount of any permanent reduction of commitments under any Incremental Equivalent Debt in the form of revolving indebtedness that constitutes First Lien Debt, but excluding any Loan or Commitment or Incremental Equivalent Debt incurred or implemented under clause (e) below, and/or any other First Lien Debt, (ii) the amount of any voluntary prepayment, redemption, repurchase or other retirement of any Replacement Term Loans or Loans under any Revolver Replacement Facility (to the extent accompanied by a permanent reduction in commitments) or Replacement Debt, in each case, that is secured on a pari passu basis with the Initial Term Loans, previously applied to the permanent prepayment of any Loan hereunder, so long as such prepayment was not previously included in clause (d)(i) above and excluding any Loan or Commitment incurred or implemented under clause (e) below and (iii) the face amount of any reduction in the outstanding principal amount of any Term Loan that constitutes First Lien Debt and/or other First Lien Debt that is secured on a pari passu basis with the Initial Term Loans, but excluding any Loan or Commitment incurred under clause (e) below, resulting from any assignment of such Term Loan or First Lien Debt to (and/or assignment and/or purchase of such Term Loan or First Lien Debt by) the Borrower and/or any Restricted Subsidiary; provided that, for each of clauses (i), (ii) and (iii), the relevant prepayment, redemption, purchase, assignment, redemption or other retirement was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness), plus

(e)    an unlimited amount so long as, in the case of this clause (e), after giving effect to the relevant Incremental Facility or Incremental Equivalent Debt, (i) if such Incremental Facility or Incremental Equivalent Debt constitutes First Lien Debt, the First Lien Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 4.50:1.00, (ii) if such Incremental Facility or Incremental Equivalent Debt constitutes Junior Lien Debt, the Secured Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 5.50:1.00, or (iii) if such Incremental Facility or Incremental Equivalent Debt is unsecured, the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 6.00:1.00, in each case described in this clause (e), calculated on a Pro Forma Basis, including the application of the proceeds thereof (in the case of each of clause (i), (ii) and (iii) without “netting” the cash proceeds of the applicable Incremental Facility, Incremental Equivalent Debt or other concurrent incurrence of Indebtedness on the consolidated balance sheet of the Borrower), and in the case of any Incremental Revolving Facility then being incurred or established, assuming a full drawing of such Incremental Revolving Facility (this clause (e), the “Incremental Incurrence-Based Component”);

provided that:

(i)    any Incremental Facility and/or Incremental Equivalent Debt may be incurred under one or more of clauses (a) through (e) of this definition as selected by the Borrower in its sole discretion; provided that unless the Borrower elects otherwise, each such Incremental Facility and/or Incremental Equivalent Debt will be deemed to have been incurred under the Incremental Incurrence-Based Component, to the maximum extent permitted thereunder (and calculated as described below),

(ii)    if any Incremental Facility or Incremental Equivalent Debt is intended to be incurred under the Incremental Incurrence-Based Component and any other clause of this definition in a single transaction or series of related transaction, (A) the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under the Incremental Incurrence-Based Component shall first be determined without giving effect to any Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under any other clause of this definition, but giving full pro forma effect to the use of proceeds of the entire amount of such Incremental Facility or Incremental Equivalent Debt and the related transactions, and (B) the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under the other applicable clauses of this definition shall be determined thereafter, and

(iii)    any portion of any Incremental Facility or Incremental Equivalent Debt that is incurred or implemented under clauses (a) through (d) of this definition will be automatically reclassified as having been incurred under the Incremental Incurrence-Based Component if, at any time after the incurrence or implementation thereof, such portion of such Incremental Facility or Incremental Equivalent Debt would, using the figures reflected in the financial statements most recently delivered pursuant to Section 5.01(a) or (b) or, if available earlier, the financial statements that are internally available for the then most recently ended Fiscal Quarter that have been delivered to the Lenders, be permitted under the First Lien Leverage Ratio test, Secured Leverage Ratio test or Total Leverage Ratio test, as applicable, set forth in clause (e) of this definition; it being understood and agreed that once such Incremental Facility or Incremental Equivalent Debt is reclassified in accordance with the preceding sentence, it shall not further be reclassified as having been incurred under the provision of this definition in reliance on which such Incremental Facility or Incremental Equivalent Debt was originally incurred.

“Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loan.

“Incremental Equivalent Debt” means Indebtedness in the form of pari passu senior secured or unsecured notes or loans and/or commitments or junior secured or unsecured notes or loans and/or commitments in respect of any of the foregoing issued, incurred or implemented in lieu of loans under an Incremental Facility; provided, that:

(a)    the aggregate principal amount thereof shall not exceed the Incremental Cap (as in effect at the time of determination, including giving effect to any reclassification on or prior to such date of determination),

(b)    the Weighted Average Life to Maturity applicable to such Indebtedness (other than Customary Bridge Loans and revolving Indebtedness) is no shorter than shortest Weighted Average Life to Maturity of any then-existing Term Loans,

(c)    the final maturity date with respect to such Indebtedness (other than Customary Bridge Loans and revolving Indebtedness) is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof,

(d)    subject to clauses (b) and (c), such Indebtedness may otherwise have an amortization schedule as determined by the Borrower and the lenders providing such Incremental Equivalent Debt,

(e)    the currency, pricing (including any “MFN” or other pricing terms), interest rate margins, rate floors, fees, premiums (including prepayment premiums), funding discounts and the maturity and amortization schedule applicable to any Incremental Equivalent Debt shall be determined by the Borrower and the lender or lenders providing such Incremental Equivalent Debt; provided that, in the case of any Incremental Equivalent Debt (other than bona fide revolving credit facilities) that are pari passu with the Initial Term Loans in right of payment and with respect to security, the Initial Term Loans shall benefit from the MFN Provision,

(f)    such Incremental Equivalent Debt will be documented pursuant to separate documentation from this Agreement,

(g)    such Incremental Equivalent Debt shall be subject to an Acceptable Intercreditor Agreement,

(h)    no such Indebtedness may be (A) guaranteed by any Person which is not a Loan Party, (B) secured by any assets other than the Collateral or (C) issued, incurred or implemented by any Person other than the Borrower,

(i)    except as otherwise permitted herein (including with respect to margin, pricing, maturity and fees), (A) if such Indebtedness is in the form of a term loan, the terms of any such Incremental Equivalent Debt (1) may provide for the ability to participate with respect to voluntary prepayments on a pro rata basis, greater than pro rata basis or less than pro rata basis, (2) may provide for the ability to participate with respect to mandatory prepayments on a pro rata basis, to the extent constituting First Lien Debt, or less than pro rata basis (but not greater than pro rata basis unless and solely to the extent such Incremental Equivalent Debt is terminated in full and refinanced or replaced with a term facility that constitutes Refinancing Indebtedness or an Incremental Facility issued or incurred in reliance on clause (b) of the definition of “Incremental Cap”)), and (3) if not substantially consistent with those applicable to any then-existing Term Loans, must be reasonably acceptable to the Administrative Agent (it being agreed that any terms contained in such Indebtedness (i) which are applicable only after the then-existing Latest Term Loan Maturity Date and/or, (ii) that are more favorable to the lenders or the agent of such Indebtedness than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders or the Administrative Agent pursuant to an amendment to this Agreement effectuated in reliance on Section 9.02(d)(ii) shall be deemed satisfactory to the Administrative Agent), and (B) if such Indebtedness is in the form of a revolving facility, (i) such Incremental Equivalent Debt will mature no earlier than, and will require no scheduled amortization or differing mandatory commitment reduction prior to, the then-existing Revolving Termination Date and (ii) the terms of any such Incremental Equivalent Debt, if not substantially consistent with those applicable to any then-existing Revolving Facility must be reasonably acceptable to the Administrative Agent (it being understood that (v) any such Incremental Equivalent Debt may provide for the ability to participate with respect to Borrowings and, to the extent constituting First Lien Debt, repayments on a pro rata basis or less than pro rata basis (but not greater than pro rata basis) with other then-outstanding Revolving Facilities, (w) any such Incremental Equivalent Debt may provide for the ability to permanently repay and terminate revolving commitments on a pro rata basis, to the extent constituting First Lien Debt, or a less than pro rata basis with any then-outstanding Revolving Facility (or on a greater than pro rata basis, only to the extent such Incremental Equivalent Debt is terminated in full and refinanced or replaced with a revolving facility that constitutes Refinancing Indebtedness or an Incremental Facility issued or incurred in reliance on clause (b) of the definition of “Incremental Cap”), (x) terms not substantially consistent with the Revolving Facility which are applicable only after the Latest Revolving Credit Maturity Date will be deemed to be satisfactory to the Administrative Agent and (y) any terms contained in such Incremental Equivalent Debt that are more favorable to the lenders or the agent of such Incremental Equivalent Debt than those contained in the Loan Documents (taken as a whole) and are then conformed (or added) to the Loan Documents for the benefit of the Revolving Lenders or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Revolving Loans shall be deemed satisfactory to the Administrative Agent), shall be deemed satisfactory to the Administrative Agent), and

(j)    (A) no Default or Event of Default shall exist immediately prior to or after giving effect to the incurrence or implementation of such Incremental Equivalent Debt and (B) the condition set forth in Section 4.02(b) hereof shall be satisfied after giving effect to the incurrence or implementation of the relevant Incremental Equivalent Debt as if such incurrence or implementation constituted a “Credit Extension”; provided that notwithstanding the foregoing, in the case of any Incremental Equivalent Debt incurred or implemented in connection with any acquisition or similar Investment, the condition set forth in this clause (B) shall require only the making and accuracy of the Specified Representations and customary “specified acquisition agreement representations” before giving effect to such acquisition or Investment.

“Incremental Facilities” has the meaning assigned to such term in Section 2.22(a).

“Incremental Facility Amendment” means (i) the First Amendment and (ii) any other amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (solely for purposes of giving effect to Section 2.22) and the Borrower executed by each of (a) Holdings and the Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.22.

“Incremental Incurrence-Based Component” has the meaning assigned to such term in the definition of “Incremental Cap”.

“Incremental Lender” has the meaning assigned to such term in Section 2.22(b).

“Incremental Loans” has the meaning assigned to such term in Section 2.22(a).

“Incremental Revolving Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Revolving Facility.

“Incremental Revolving Facility” has the meaning assigned to such term in Section 2.22(a).

“Incremental Revolving Facility Lender” means, with respect to any Incremental Revolving Facility, each Revolving Lender providing any portion of such Incremental Revolving Facility.

“Incremental Revolving Loans” has the meaning assigned to such term in Section 2.22(a).

“Incremental Term Facility” has the meaning assigned to such term in Section 2.22(a).

“Incremental Term Loans” has the meaning assigned to such term in Section 2.22(a).

“Incurrence-Based Amount” has the meaning assigned to such term in Section 1.12(c).

“Indebtedness” as applied to any Person means, without duplication:

(a)    all indebtedness for borrowed money;

(b)    that portion of obligations with respect to Capital Leases to the extent recorded as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(c)    all obligations of such Person evidenced by bonds, debentures, notes or similar instruments to the extent the same would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(d)    any obligation of such Person owed for all or any part of the deferred purchase price of property or services (excluding (i) any earn out obligation or purchase price adjustment until such obligation (A) becomes a liability on the statement of financial position or balance sheet (excluding the footnotes thereto) in accordance with GAAP and (B) has not been paid within 30 days after becoming due and payable, (ii) any such obligations incurred under ERISA, (iii) accrued expenses and trade accounts payable in the ordinary course of business (including on an inter-company basis) and (iv) liabilities associated with customer prepayments and deposits), which purchase price is (A) due more than six months from the date of incurrence of the obligation in respect thereof or (B) evidenced by a note or similar written instrument);

(e)    all Indebtedness of others secured by any Lien on any asset owned or held by such Person regardless of whether the Indebtedness secured thereby have been assumed by such Person or is non-recourse to the credit of such Person;

(f)    the face amount of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings;

(g)    the Guarantee by such Person of the Indebtedness of another;

(h)    all obligations of such Person in respect of any Disqualified Capital Stock; and

(i)    all net obligations of such Person in respect of any Derivative Transaction, including any Hedge Agreement, whether or not entered into for hedging or speculative purposes;

provided that (i) in no event shall obligations under any Derivative Transaction be deemed “Indebtedness” for any calculation of the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio or any other financial ratio under this Agreement, (ii) the amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith and, (iii) the term “Indebtedness”, as it applies to the Borrower and its Restricted Subsidiaries shall exclude intercompany Indebtedness so long as (A) such intercompany Indebtedness has a term not exceeding 364 days (inclusive of any roll-over or extension of terms) and (B) in the case of any Indebtedness owed by any Loan Party to any Restricted Subsidiary that is not a Loan Party, such Indebtedness is unsecured and subordinated to the Obligations and evidenced by the Intercompany Note.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any third person (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venture) to the extent such Person would be liable therefor under applicable Requirements of Law or any agreement or instrument by virtue of such Person’s ownership interest in such Person, (A) except to the extent the terms of such Indebtedness provided that such Person is not liable therefor and (B) only to the extent the relevant Indebtedness is of the type that would be included in the calculation of Consolidated Total Debt; provided that notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, (x) the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder) and (y) the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivative created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness under this Agreement but for the application of this sentence shall not be deemed to be an incurrence of Indebtedness under this Agreement).

“Indemnified Taxes” means all Taxes, other than Excluded Taxes or Other Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Information” has the meaning assigned to such term in Section 3.11(a).

“Initial Lenders” means the Arrangers and the affiliates and assignees of the Arrangers who are party to this Agreement as Lenders on the Closing Date.

“Initial Revolving Credit Commitment” means, with respect to any Person, the commitment of such Person to make Initial Revolving Loans (and acquire participations in Letters of Credit and Swingline Loans) hereunder as set forth on the Commitment Schedule, or in the Assignment Agreement pursuant to which such Person assumed its Initial Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or 2.19, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (c) increased pursuant to Section 2.22. The aggregate amount of the Initial Revolving Credit Commitments as of the Closing Date is $50,000,000. The aggregate amount of the Initial Revolving Credit Commitments as of the First Amendment Effective Date after giving effect to the 2020 Incremental Revolving Facility Commitments is $51,000,000.

“Initial Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Initial Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure and Swingline Exposure attributable to its Initial Revolving Credit Commitment.

“Initial Revolving Credit Maturity Date” means the date that is five years after the Closing Date.

“Initial Revolving Facility” means the Initial Revolving Credit Commitments (including the 2020 Incremental Revolving Facility Commitment) and the Initial Revolving Loans and other extensions of credit thereunder.

“Initial Revolving Lender” means any Lender (including the 2020 Incremental Revolving Facility Lenders) with an Initial Revolving Credit Commitment or any Initial Revolving Credit Exposure.

“Initial Revolving Loan” means any revolving loan made by the Initial Revolving Lenders to the Borrower pursuant to Section 2.01(a)(ii) (including any 2020 Incremental Revolving Facility Loans).

“Initial Term Lender” means any Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan.

“Initial Term Loan Commitment” means, with respect to any Person, the commitment of such Person to make Initial Term Loans hereunder in an aggregate amount to not exceed the amount set forth opposite such Person’s name on the Commitment Schedule, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to Section 9.05 or (ii) increased from time to time pursuant to Section 2.22. The aggregate amount of the Term Lenders’ Initial Term Loan Commitments on the Closing Date is $450,000,000.

“Initial Term Loan Maturity Date” means the date that is six years after the Closing Date.

“Initial Term Loans” means the term loans made by the Initial Term Lenders to the Borrower pursuant to Section 2.01(a)(i) (and, unless the context requires otherwise, the 2020 Incremental Term Loans).

“Intellectual Property Security Agreement” means any agreement, or a supplement thereto, executed on or after the Closing Date confirming or effecting the grant of any Lien on IP Rights owned by any Loan Party to the Administrative Agent, for the benefit of the Secured Parties, required in accordance with this Agreement and the Security Agreement, including an Intellectual Property Security Agreement substantially in the form of Exhibit C hereto.

“Intercompany Note” means a promissory note substantially in the form of Exhibit F.

“Interest Election Request” means a request by the Borrower in the form of Exhibit H hereto or another form reasonably acceptable to the Administrative Agent to convert or continue a Borrowing in accordance with Section 2.08.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each Fiscal Quarter (commencing March 31, 2020) and the maturity date applicable to such Loan, (b) with respect to any LIBO Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a LIBO Rate Loan with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and (c) with respect to any Swingline Loan, the date such Swingline Loan is required to be repaid.

“Interest Period” means with respect to any LIBO Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, to the extent available to all relevant affected Lenders, twelve months or a shorter period) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” shall mean, in relation to any LIBO Rate Loan, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Published LIBO Rate for the longest period (for which the applicable Published LIBO Rate is available) that is shorter than the Interest Period of that Published LIBO Rate Loan and (b) the applicable Published LIBO Rate for the shortest period (for which such Published LIBO Rate is available) that exceeds the Interest Period of that LIBO Rate Loan, in each case, as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

“Investment” means (a) any purchase or other acquisition for consideration by the Borrower or any of its Restricted Subsidiaries of any of the Capital Stock of any other Person (other than any Loan Party), (b) the acquisition for consideration by the Borrower or any of its Restricted Subsidiaries by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person or any division or line of business or other business unit of any other Person and (c) any loan, advance (other than any advance to any current or former employee, officer, director, member of management, manager, consultant or independent contractor of the Borrower, any Restricted Subsidiary, or any Parent Company for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Borrower or any of its Restricted Subsidiaries to any other Person (in each case, excluding any intercompany loan, advance or Indebtedness among the Borrower and its Restricted Subsidiaries so long as (A) such loan, advance or Indebtedness has a term not exceeding 364 days (inclusive of any roll-over or extension of terms) and (B) in the case of any such loan, advance or Indebtedness owed by any Loan Party to any Restricted Subsidiary that is not a Loan Party, such loan, advance or Indebtedness is unsecured and subordinated to the Obligations and evidenced by the Intercompany Note). Subject to Section 5.10, the amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan and any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment).

“Investors” means (a) the Sponsor, (b) the Management Investors and (c) other investors that, directly or indirectly, beneficially own Capital Stock in Holdings on the Closing Date which may include one or more of the Sponsor’s limited partners.

“IP Rights” has the meaning assigned to such term in Section 3.05(c).

“IRS” means the US Internal Revenue Service.

“Issuing Bank” means, as the context may require, (i) Midcap or any other Revolving Lender that procures through one or more banks, trust companies or other Persons, in each case previously identified by the Administrative Agent or such other Revolving Lender from time to time in its sole discretion for purposes of issuing one or more Letters of Credit pursuant to Support Agreements hereunder (such banks, trust companies or other Person, each, a “Support Agreement Issuing Bank”) and (ii) each other Person that is or becomes a Revolving Lender, that, in the case of this clause (ii), agrees to act as an Issuing Bank hereunder pursuant to Section 2.05(h)(ii), and in the case of clauses (i) and (ii), each such Person in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank or Support Agreement Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any branch or Affiliate of such Issuing Bank, in which case the term “Issuing Bank” or “Support Agreement Issuing Bank”, as applicable, shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate.

“Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit K or such other form that is reasonably satisfactory to the Administrative Agent and the Borrower.

“Junior Lien Debt” means any Indebtedness (other than Indebtedness among Holdings, the Borrower and/or any of their respective subsidiaries) that is secured by a security interest in the Collateral that is expressly junior or subordinated to the Lien on the Collateral securing the Initial Term Loans and Initial Revolving Loans with an individual outstanding principal amount in excess of the Threshold Amount.

“Junior Lien Intercreditor Agreement” means (i) an intercreditor agreement substantially in the form of Exhibit G hereto (with (i) immaterial changes (as determined in the Administrative Agent’s sole discretion) thereto acceptable to the Administrative Agent and the Borrower in their sole discretion and (ii) any material changes thereto as the Borrower, the Administrative Agent and the Required Lenders may agree in their respective reasonable discretion (provided that, any changes to such form that are posted for review by the Lenders shall be deemed acceptable if the Required Lenders have not objected thereto within five Business Days following the date on which such changes are posted for review); provided, that in any event, such intercreditor    agreement will provide for a “standstill period” of at least 180 days and will allow, among other things, additional First Lien Debt and Junior Lien Debt that is permitted to be incurred and secured pursuant to the terms of this Agreement and permitted refinancing Indebtedness in respect thereof (including in the form of Replacement Debt) or (ii) another intercreditor agreement in form and substance reasonably acceptable to the Borrower, the Administrative Agent and the Required Lenders (provided that any such intercreditor agreement posted for review by the Lenders shall be deemed acceptable to the Required Lenders if the Required Lenders have not objected thereto within five Business Days following the date on which such agreement is posted for review).

“Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan, Term Commitment, Revolving Loan or Revolving Credit Commitment.

“Latest Revolving Credit Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Revolving Loan or Revolving Credit Commitment hereunder at such time.

“Latest Term Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Term Loan hereunder at such time.

“LC Collateral Account” has the meaning assigned to such term in Section 2.05(i).

“LC Disbursement” means a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit (including a payment by the Administrative Agent, Revolving Lender or their Affiliates pursuant to a Support Agreement, as applicable).

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all LC Disbursements that have not yet been reimbursed at such time. The LC Exposure of any Revolving Lender at any time shall equal its Applicable Percentage of the aggregate LC Exposure at such time.

“Left Lead Arranger” means MidCap.

“Legal Reservations” means the application of the relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing.

“Lenders” means the Term Lenders, the Revolving Lenders and any other Person that becomes a party hereto pursuant to an Assignment Agreement, in each case, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement.

“Letter of Credit” means (i) any Standby Letter of Credit or Commercial Letter of Credit issued pursuant to this Agreement in Dollars (or such other currencies as agreed to by the Issuing Banks) or (ii) any Support Agreements relating to any letter of credit contemplated by clause (i), as the context requires.

“Letter of Credit Commitment” means with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The aggregate Letter of Credit Commitments of the Issuing Banks as of the Closing Date is $10,000,000.

“Letter of Credit Reimbursement Loan” has the meaning assigned to such term in Section 2.05(d)(i).

“Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC.

“Letter of Credit Sublimit” means $10,000,000, subject to increase in accordance with Section 2.22 hereof.

“LIBO Rate” means, the Published LIBO Rate, as adjusted to reflect applicable reserves prescribed by governmental authorities; provided that, with respect to the Initial Term Loans (including the 2020 Incremental Term Loans) and Initial Revolving Loans (including any 2020 Incremental Revolving Facility Loans), in no event shall the LIBO Rate be less than 1.00% per annum.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.

“Loan Documents” means this Agreement, any Promissory Note, each Loan Guaranty, the Collateral Documents, any Acceptable Intercreditor Agreement ( if any) to which the Borrower is a party, each Refinancing Amendment, each Incremental Facility Amendment, each Extension Amendment and any other document or instrument designated by the Borrower and the Administrative Agent as a “Loan Document”. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto.

“Loan Guarantor” means Holdings and any Subsidiary Guarantor.

“Loan Guaranty” means the Loan Guaranty, substantially in the form of Exhibit I hereto, executed by each Loan Party thereto and the Administrative Agent for the benefit of the Secured Parties, as supplemented in accordance with the terms of Section 5.12 hereof.

“Loan Installment Date” has the meaning assigned to such term in Section 2.10(a).

“Loan Parties” means the Borrower and each Loan Guarantor.

“Loans” means any Initial Term Loan (including any 2020 Incremental Term Loans), any Additional Term Loan, any Revolving Loan, any Swingline Loan or any Additional Revolving Loan.

“Management Investors” means the officers, directors, managers, employees and members of management of the Borrower, any Parent Company and/or any subsidiary of the Borrower (including, on the Closing Date, those of the Target and their respective subsidiaries).

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means, (a) on the Closing Date, a Closing Date Material Adverse Effect and (b) after the Closing Date, a material adverse effect on (i) the business, assets, financial condition or results of operations, in each case, of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the rights and remedies (taken as a whole) of the Administrative Agent under the applicable Loan Documents or (iii) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the applicable Loan Documents.

“Material Debt Instrument” means any physical instrument evidencing any Indebtedness for borrowed money which is required to be pledged and delivered to the Administrative Agent (or its bailee) pursuant to the Security Agreement.

“Material Real Estate Asset” means any “fee-owned” Real Estate Asset located in the United States, any state thereof or the District of Columbia that is acquired by any Loan Party after the Closing Date having a fair market value (as reasonably determined by the Borrower after taking into account any liabilities with respect thereto that impact such fair market value) in excess of $5,000,000 as of the date of the acquisition or any substantial improvements thereof.

“Maturity Date” means (a) with respect to the Initial Revolving Facility, the Initial Revolving Credit Maturity Date, (b) with respect to the Initial Term Loans (including the 2020 Incremental Term Loans), the Initial Term Loan Maturity Date, (c) with respect to any Replacement Term Loans or Revolver Replacement Facility, the final maturity date for such Replacement Term Loans or Revolver Replacement Facility, as the case may be, as set forth in the applicable Refinancing Amendment, (d) with respect to any Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment, and (e) with respect to any Extended Revolving Credit Commitment or Extended Term Loans, the final maturity date set forth in the applicable Extension Amendment.

“Maximum Rate” has the meaning assigned to such term in Section 9.19.

“MFN Provision” has the meaning assigned to such term in Section 2.22(a)(v).

“MidCap” has the meaning assigned to such term in the preamble to this Agreement.

“Minimum Extension Condition” has the meaning assigned to such term in Section 2.23(b).

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the relevant Secured Parties, on any Material Real Estate Asset constituting Collateral, which shall contain such terms as may be necessary under applicable local Requirements of Law to perfect a Lien on the applicable Material Real Estate Asset.

“Mortgage Policies” has the meaning assigned to such term in the definition of “Collateral and Guarantee Requirement”.

“Mortgaged Property” means any Material Real Estate Asset that is encumbered by a Mortgage.

“Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA that is subject to the provisions of Title IV of ERISA, and in respect of which Holdings, the Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, makes or is obligated to make contributions or with respect to which any of them has any ongoing obligation or liability, contingent or otherwise.

“Net Insurance/Condemnation Proceeds” means an amount equal to: (a) any Cash payments or proceeds (including Cash Equivalents) received by the Borrower or any of its Restricted Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder of any assets of the Borrower or any of its Restricted Subsidiaries or (ii) as a result of the taking of any assets of the Borrower or any of its Restricted Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (b) (i) any actual out-of-pocket costs and expenses incurred by the Borrower or any of its Restricted Subsidiaries in connection with the adjustment, settlement or collection of any claims of the Borrower or the relevant Restricted Subsidiary in respect thereof, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest and other amounts on any Indebtedness (other than the Loans and any Indebtedness secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing any Secured Obligation) that is secured by a Lien on the assets in question and that is required to be repaid or otherwise comes due or would be in default under the terms thereof as a result of such loss, taking or sale, (iii) in the case of a taking, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position, (iv) any selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to Tax sharing arrangements or any intercompany distribution)) in connection with any sale or taking of such assets as described in clause (a) of this definition, (v) any amount provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustments associated with any sale or taking of such assets as referred to in clause (a) of this definition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Insurance/Condemnation Proceeds) and (vi) in the case of any covered loss or taking from any non-Wholly-Owned Subsidiary, the pro rata portion thereof (calculated without regard to this clause (vi)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a Wholly-Owned Subsidiary as a result thereof.

“Net Proceeds” means (a) with respect to any Disposition (including any Prepayment Asset Sale), the Cash proceeds (including Cash Equivalents and Cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received), net of (i) selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to any Tax sharing arrangement and/or any intercompany distribution) in connection with such Disposition), (ii) amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Proceeds), (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness (other than the Loans and any other Indebtedness secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing any Secured Obligation) which is secured by the asset sold in such Disposition and which is required to be repaid or otherwise comes due or would be in default and is repaid (other than any such Indebtedness that is assumed by the purchaser of such asset), (iv) Cash escrows (until released from escrow to the Borrower or any of its Restricted Subsidiaries) from the sale price for such Disposition and (v) in the case of any Disposition by any non-Wholly-Owned Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (v)) attributable to any minority interest and not available for distribution to or for the account of the Borrower or a Wholly-Owned Subsidiary as a result thereof; and (b) with respect to any issuance or incurrence of Indebtedness or Capital Stock, the Cash proceeds thereof, net of all Taxes and customary fees, commissions, costs, underwriting discounts and other fees and expenses incurred in connection therewith.

“Non-Debt Fund Affiliate” means the Sponsor and any Affiliate of a the Sponsor, other than any Debt Fund Affiliate.

“Non-Defaulting Revolving Lenders” has the meaning assigned to such term in Section 2.21(d)(i).

“Notice of Intent to Cure” has the meaning assigned to such term in Section 6.15(b).

“Oaktree” means Oaktree Capital Management, L.P.

“Obligations” means all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses (including fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of any Loan Party to the Lenders or to any Lender, the Administrative Agent, any Issuing Bank or any indemnified party arising under the Loan Documents in respect of any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising. In addition, the Obligations shall include, without limitation, all obligations, liabilities and indebtedness of the Administrative Agent arising from or in connection with all Support Agreements to the extent such obligations, liabilities and indebtedness is consistent with any obligations, liabilities and indebtedness that would have been “Obligations” if the relevant Letters of Credit were issued directly hereunder without the applicable Support Agreement.

“OFAC” has the meaning assigned to such term in Section 3.17(a).

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by local Requirements of Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Other Applicable Indebtedness” has the meaning assigned to such term in Section 2.11(b)(ii).

“Other Connection Taxes” means, with respect to any Lender, any Issuing Bank or the Administrative Agent Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary Taxes or any intangible, recording, filing or other similar Taxes arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, but excluding (i) any Excluded Taxes, and (ii) any such Taxes that are Other Connection Taxes imposed with respect to an assignment or participation (other than an assignment made pursuant to Section 2.19(b)).

“Outstanding Amount” means (a) with respect to any Term Loan, Revolving Loan and/or Swingline Loan on any date, the amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term Loan and/or Revolving Loan, as the case may be, occurring on such date, (b) with respect to any Letter of Credit, the aggregate amount available to be drawn under such Letter of Credit after giving effect to any changes in the aggregate amount available to be drawn under such Letter of Credit or the issuance or expiry of such Letter of Credit, including as a result of any LC Disbursement and (c) with respect to any LC Disbursement on any date, the amount of the aggregate outstanding amount of such LC Disbursement on such date after giving effect to any disbursements with respect to any Letter of Credit occurring on such date and any other changes in the aggregate amount of such LC Disbursement as of such date, including as a result of any reimbursements by the Borrower of such unreimbursed LC Disbursement.

“Parent Company” means any Person of which the Borrower is a direct or indirect Wholly-Owned Subsidiary.

“Participant” has the meaning assigned to such term in Section 9.05(c)(i).

“Participant Register” has the meaning assigned to such term in Section 9.05(c).

“Patent” means the following: (a) any and all patents and patent applications; (b) all inventions described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions and continuations in part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, which Holdings, the Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, maintains or contributes to or has an obligation to contribute to, or otherwise has any liability, contingent or otherwise.

“Perfection Certificate” means a certificate substantially in the form of Exhibit J.

“Perfection Requirements” means with respect to the Loan Parties, the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office of the state of organization of each Loan Party, the filing of Intellectual Property Security Agreements or other appropriate instruments or notices with the US Patent and Trademark Office, the US Copyright Office and certain equivalent offices in foreign jurisdictions to be mutually agreed between the Borrower and the Administrative Agent, the proper recording or filing, as applicable, of Mortgages and fixture filings with respect to any Material Real Estate Asset constituting Collateral, in each case in favor of the Administrative Agent for the benefit of the Secured Parties and the delivery to the Administrative Agent of any stock certificate or promissory note, together with instruments of transfer executed in blank, to the extent required by the applicable Loan Documents.

“Permitted Acquisition” means any acquisition made by the Borrower or any of its Restricted Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division or product line (including research and development and related assets in respect of any product) of, any Person or of a majority of the outstanding Capital Stock of any Person (and, in any event, including any Investment in (x) any Restricted Subsidiary the effect of which is to increase the Borrower’s or any Restricted Subsidiary’s equity ownership in such Restricted Subsidiary or (y) any joint venture for the purpose of increasing the Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such joint venture) if (A) such Person becomes a Restricted Subsidiary or (B) such Person, in one transaction or a series of related transaction, is amalgamated, merged or consolidated with or into, or transfers or conveys substantially all of its assets (or such division, business unit or product line) to, or is liquidated into, the Borrower or any Restricted Subsidiary as a result of such Investment provided, that:

(a)    the total consideration paid by Persons that are Loan Parties (i) for the Capital Stock of any Person that does not become a Loan Party or is not a Loan Party, (ii) with respect to any Investment of the type referred to in clauses (x) and (y) above after giving effect to which the relevant joint venture is not, or does not become, a Loan Party, or (iii) in the case of an asset acquisition, assets that are not acquired by any Loan Party, when taken together with the total consideration for all such Persons and assets so acquired after the Closing Date, in reliance on Section 6.06(e), shall not exceed, in the aggregate, the greater of (A) $50,000,000 and (B) 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period, when aggregated with any other Investments by Loan Parties in non-Loan Parties pursuant to Section 6.06(b)(ii) or (d);

(b)    the limitation described in clause (a) above shall not apply to any acquisition to the extent (i) any such consideration is financed with the proceeds of sales of the Qualified Capital Stock of, or common equity capital contributions to, Holdings (which are then contributed to the Borrower or any Restricted Subsidiary) (such proceeds, the “Permitted Acquisition Equity Proceeds”), other than any Cure Amount or Available Excluded Contribution Amount, (ii) the Person so acquired (or the Person owning the assets so acquired) becomes a Subsidiary Guarantor even though such Person is not otherwise required to become a Subsidiary Guarantor and/or (iii) at least 75.0% of the Consolidated Adjusted EBITDA of the Person(s) acquired in such acquisition (or the Persons owning the assets so acquired) (for this purpose and for the component definitions used in the definition of “Consolidated Adjusted EBITDA”, determined on a consolidated basis for such Person(s) and their respective Restricted Subsidiaries) is generated by Person(s) that will become Subsidiary Guarantors (i.e., disregarding any Consolidated Adjusted EBITDA generated by Restricted Subsidiaries of such Persons that are not (or will not become) Subsidiary Guarantors);

(c)    in the event the amount available under the clause (a) above is reduced as a result of any acquisition of (i) any Restricted Subsidiary that does not become a Loan Party or (ii) any assets that are not transferred to a Loan Party and such Restricted Subsidiary subsequently becomes a Loan Party or such assets are subsequently transferred to a Loan Party respectively, the amount available under clause (a) above shall be proportionately increased as a result thereof.

“Permitted Asset Swap” means the concurrent purchase and sale or exchange of Related Business Assets or any combination of Related Business Assets between the Borrower and/or any Restricted Subsidiary and any other Person.

“Permitted Holders” means (a) the Investors and (b) any Person with which one or more Investors form a “group” (within the meaning of Section 14(d) of the Exchange Act) so long as, in the case of this clause (b), the relevant Investors beneficially own more than 50% of the relevant voting stock beneficially owned by the group.

“Permitted Liens” means Liens permitted pursuant to Section 6.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) maintained by Holdings and/or any Restricted Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of its ERISA Affiliates, other than any Multiemployer Plan.

“Platform” has the meaning assigned to such term in Section 5.01.

“Prepayment Asset Sale” means any Disposition by Holdings, the Borrower or any Restricted Subsidiary made pursuant to Sections 6.07(e), (h), (q), (s) or (aa).

“Primary Obligor” has the meaning assigned to such term in the definition of “Guarantee”.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the US or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent), in each case, which if less than 0% shall be 0%.

“Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets (including any component definition thereof), that:

(a)    (i) in the case of (A) any Disposition of all or substantially all of the Capital Stock of any Restricted Subsidiary or any division and/or product line of the Borrower and/or any Restricted Subsidiary, (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, (C) if applicable, any transaction described in clauses (g) and/or (h) of the definition of “Subject Transaction” and/or (D) the implementation of any Business Optimization Initiative, income statement items (whether positive or negative and including any Expected Cost Saving) attributable to the property or Person subject to such Subject Transaction, shall be excluded as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made and (ii) in the case of (A) any Permitted Acquisition or other Investment, (B) designation of any Unrestricted Subsidiary as a Restricted Subsidiary and/or (C) if applicable, any transaction described in clauses (g) and (h) of the definition of “Subject Transaction”, income statement items (whether positive or negative) attributable to the property or Person subject to such Subject Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made,

(b)    [Reserved],

(c)    any retirement or repayment of Indebtedness by the Borrower or any of its Subsidiaries that constitutes a Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made,

(d)    any Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in connection therewith that constitutes a Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that, (x) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to such Indebtedness), (y) interest on any obligation with respect to any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Borrower to be the rate of interest implicit in such obligation in accordance with GAAP and (z) interest on any Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen by the Borrower,

(e)    the acquisition of any asset included in calculating Consolidated Total Assets and/or the amount Cash or Cash Equivalents, whether pursuant to any Subject Transaction or any Person becoming a subsidiary or merging, amalgamating or consolidating with or into the Borrower or any of its subsidiaries, or the Disposition of any asset included in calculating Consolidated Total Assets described in the definition of “Subject Transaction” shall be deemed to have occurred as of the last day of the applicable Test Period with respect to any test or covenant for which such calculation is being made,

(f)    each other Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period (or, in the case of Consolidated Total Assets, as of the last day of such Test Period) with respect to any test or covenant for which such calculation is being made, and

(g)    the Unrestricted Cash Amount shall be calculated as of the date of the consummation of such Subject Transaction after giving pro forma effect thereto (other than, for the avoidance of doubt, the cash proceeds of any Indebtedness that is the Subject Transaction for which such a calculation is being made or is incurred to finance such Subject Transaction).

Notwithstanding anything to the contrary set forth in the immediately preceding paragraph, for the avoidance of doubt, when calculating (x) the First Lien Leverage Ratio for purposes of the definitions of “Applicable Rate” and (y) the Secured Leverage Ratio for purposes of Section 6.15(a) (other than for the purpose of determining pro forma compliance with Section 6.15(a) as a condition to taking any action under this Agreement), the events described in the immediately preceding paragraph that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

“Projections” means the financial projections and pro forma financial statements of the Borrower and its subsidiaries included in the Financial Model (or a supplement thereto).

“Promissory Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit L hereto, evidencing the aggregate outstanding principal amount of Loans of the Borrower to such Lender resulting from the Loans made by such Lender.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company Costs” means Charges associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 (and, in each case, similar Requirements of Law under other jurisdictions) and the rules and regulations promulgated in connection therewith and Charges relating to compliance with the provisions of the Securities Act and the Exchange Act (and, in each case, similar Requirements of Law under other jurisdictions), as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, directors’ or managers’ compensation, fees and expense reimbursement, Charges relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees (including auditors’ and accountants’ fees), listing fees, filing fees and other costs and/or expenses associated with being a public company.

“Public Lender” has the meaning assigned to such term in Section 9.01(d).

“Published LIBO Rate” means, with respect to any Interest Period when used in reference to any Loan or Borrowing, (a) the rate of interest appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to such service as determined by Administrative Agent) as the London interbank offered rate for deposits in Dollars or any Alternate Currency, as applicable, for a term comparable to such Interest Period, at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period (but if more than one rate is specified on such page, the rate will be an arithmetic average of all such rates), (b) if such rate referenced in clause (a) is not available at such time for any reason, then the “Published LIBO Rate” for such Interest Period shall be a comparable successor rate approved by the Borrower that is, at such time, generally accepted by the syndicated loan market for loans denominated in U.S. dollars or any Alternate Currency, as applicable, in lieu of the “Published LIBO Rate” (as agreed by the Required Lenders that such rate is generally accepted successor rate; provided that any Lender who has not affirmatively disagreed that such proposed successor rate is the generally accepted successor rate in the syndicated loan market for loans denominated in U.S. dollars within 5 Business Days after receipt of a notice from the Borrower or the Administrative Agent of such determination shall be deemed to have agreed) or, if no such generally accepted successor rate exists at such time, a successor index rate as the Administrative Agent may determine with the consent of the Borrower and the Required Lenders (such consent not to be unreasonably withheld, delayed or conditioned and notwithstanding anything in Section 9.02 to the contrary) or (c) if the rates described in clauses (a) and (b) are not available at such time for any reason, then the “Published LIBO Rate” for such Interest Period shall be the Interpolated Rate.

“Qualified Capital Stock” of any Person means any Capital Stock of such Person that is not Disqualified Capital Stock.

“Qualifying IPO” means the issuance and sale by Holdings or any Parent Company of its common Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Quality of Earnings Report” means the quality of earnings report with respect to the Target, dated as of October 25, 2019.

“Ratio Debt” has the meaning assigned to such term in Section 6.01(w).

“Real Estate Asset” means, at any time of determination, all right, title and interest (fee, leasehold or otherwise) of any Person in and to real property (including, but not limited to, land, improvements and fixtures thereon).

“Recipient” means the Administrative Agent, any Lender or any Issuing Bank, as applicable.

“Refinancing Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent and the Borrower executed by (a) the Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Replacement Term Loans or the Revolver Replacement Facility, as applicable, being incurred pursuant thereto and in accordance with Section 9.02(c).

“Refinancing Indebtedness” has the meaning assigned to such term in Section 6.01(p).

“Refunding Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii).

“Register” has the meaning assigned to such term in Section 9.05(b).

“Regulation D” means Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation H” means Regulation H of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Business Assets” means assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any asset received by the Borrower or any Restricted Subsidiary in exchange for any asset transferred by the Borrower or any Restricted Subsidiary shall not be deemed to constitute a Related Business Asset if such asset consists of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.

“Related Funds” means with respect to any Lender that is an Approved Fund, any other Approved Fund that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, managers, officers, trustees, employees, partners, agents, advisors (with respect to MidCap, servicers and service providers) and other representatives of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the Environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

“Replaced Revolving Facility” has the meaning assigned to such term in Section 9.02(c)(ii).

“Replaced Term Loans” has the meaning assigned to such term in Section 9.02(c)(i).

“Replacement Debt” means any Refinancing Indebtedness (whether borrowed in the form of secured or unsecured loans, issued in a public offering, Rule 144A under the Securities Act or other private placement or bridge financing in lieu of the foregoing or otherwise) incurred in respect of Indebtedness permitted under Section 6.01(a) (and any subsequent refinancing of such Replacement Debt).

“Replacement Term Loans” has the meaning assigned to such term in Section 9.02(c)(i).

“Reportable Event” means, with respect to any Pension Plan or Multiemployer Plan, any of the events described in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period is waived under PBGC Reg. Section 4043.

“Representatives” has the meaning assigned to such term in Section 9.13.

“Required Excess Cash Flow Percentage” means, as of any date of determination, (a) if the First Lien Leverage Ratio is greater than 3.50:1.00, 75% (b) if the First Lien Leverage Ratio is less than or equal to 3.50:1.00 and greater than 3.00:1.00, 50% and (c) if the First Lien Leverage Ratio is less than or equal to 3.00:1.00, 25%; it being understood and agreed that, for purposes of this definition as it applies to the determination of the amount of Excess Cash Flow that is required to be applied to prepay the Term Loans under Section 2.11(b)(i) for any Excess Cash Flow Period, the First Lien Leverage Ratio shall be determined on the scheduled date of prepayment.

“Required Lenders” means, at any time, Lenders having Loans or unused Commitments representing more than 50% of the sum of the total Loans and such unused commitments at such time; provided that, in the event that there are 2 or more Lenders who are not Affiliates of each other and are not Defaulting Lenders, “Required Lenders” shall include at least 2 Lenders who are not Affiliates of each other and not Defaulting Lenders.

“Required Revolving Lenders” means, at any time, Lenders having Revolving Loans, Additional Revolving Loans, unused Revolving Credit Commitments or unused Additional Revolving Credit Commitments representing more than 50% of the sum of the total Revolving Loans, Additional Revolving Loans and such unused commitments at such time; provided that, in the event that there are 2 or more Revolving Lenders who are not Affiliates of each other and are not Defaulting Lenders, “Required Revolving Lenders” shall include at least 2 Revolving Lenders who are not Affiliates of each other and not Defaulting Lenders.

“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means, with respect to any Person, the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer of such Person and any other individual or similar official thereof, any executive vice president, any senior vice president, any vice president or the chief operating officer or other officer responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Closing Date, shall include any secretary or assistant secretary or any other individual or similar official thereof with substantially equivalent responsibilities of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated in writing by the Borrower to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Responsible Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of a Responsible Officer of the Borrower that such financial statements fairly present, in all material respects, in accordance with GAAP, the consolidated financial position of the Borrower as at the dates indicated and its consolidated income and cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

“Restricted Amount” has the meaning set forth in Section 2.11(b)(iv).

“Restricted Debt” means any Indebtedness (other than Indebtedness among the Borrower or any of its Restricted Subsidiaries) of the Borrower or any of its Restricted Subsidiaries that is expressly subordinated in right of payment to the Obligations, unsecured or Junior Lien Debt, in each case, with an individual outstanding principal amount in excess of the Threshold Amount; provided that for purposes of this definition, any series of related loans or notes issued in one issuance or incurred in one incurrence (e.g. a series of notes under one indenture) shall be treated as one issuance or incurrence for purposes of determining the Threshold Amount.

“Restricted Debt Payments” has the meaning set forth in Section 6.04(b).

“Restricted Payment” means (a) any dividend or other distribution on account of any shares of any class of the Capital Stock of the Borrower, except a dividend payable solely in shares of Qualified Capital Stock to the holders of such class; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of the Capital Stock of the Borrower and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of the Capital Stock of the Borrower now or hereafter outstanding.

“Restricted Subsidiary” means, as to any Person, any subsidiary of such Person that is not an Unrestricted Subsidiary. Unless otherwise specified, “Restricted Subsidiary” shall mean any Restricted Subsidiary of the Borrower.

“Retained Excess Cash Flow Amount” means, at any date of determination, an amount, accumulating on an annual basis, that is equal to the aggregate cumulative sum of the Excess Cash Flow that is not required to be applied as a mandatory prepayment under Section 2.11(b)(i) for all Excess Cash Flow Periods ending after the Closing Date and prior to such date (but reduced by any amounts that are not required to be prepaid and are not actually prepaid pursuant to (i) clause (B) of such Section 2.11(b)(i), (ii) either the first or second proviso of such Section 2.11(b)(i) or (iii) Section 2.11(b)(iv)); provided that such amount shall not be less than zero for any Excess Cash Flow Period.

“Revaluation Date” means (a) with respect to any Revolving Loan denominated in an Alternate Currency, each of the following: (i) each date of any Borrowing of such Revolving Loan, (ii) each date of any continuation of such Revolving Loan pursuant to the terms of this Agreement, (iii) the last day of each Fiscal Quarter and (iv) the date of any voluntary reduction of a Revolving Credit Commitment pursuant to Section 2.08(c); and (b) with respect to any Letter of Credit denominated in an Alternate Currency, each of the following: (i) each date of issuance of such a Letter of Credit, (ii) each date of an amendment of such a Letter of Credit that increases the face amount thereof and (iii) the last day of each the Fiscal Quarter.

“Revolver Replacement Facility” has the meaning assigned to such term in Section 9.02(c)(ii).

“Revolving Credit Commitment” means any Initial Revolving Credit Commitment (including the 2020 Incremental Revolving Facility Commitment) and any Additional Revolving Credit Commitment.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of such Lender’s Initial Revolving Credit Exposure and Additional Revolving Credit Exposure.

“Revolving Facility” means the Initial Revolving Facility, any facility governing Extended Revolving Credit Commitments or Extended Revolving Loans and any Revolver Replacement Facility.

“Revolving Lender” means any Initial Revolving Lender (including the 2020 Incremental Revolving Facility Lenders) and any Additional Revolving Lender. Unless the context otherwise requires, the term “Revolving Lenders” shall include the Swingline Lender.

“Revolving Loans” means any Initial Revolving Loans and any Additional Revolving Loans.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of the McGraw-Hill Companies, Inc.

“Sale and Lease-Back Transaction” means a transaction where the Borrower or any of its Restricted Subsidiaries directly or indirectly, becomes or remains liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Borrower or a Restricted Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Borrower or any of its Restricted Subsidiaries) and (b) intends to use for substantially the same purpose as the property which has been or is to be sold or transferred by the Borrower or a Restricted Subsidiary to any Person (other than the Borrower or any of its Restricted Subsidiaries) in connection with such lease.

“Scheduled Expenditures” has the meaning assigned to such term in the definition of “Excess Cash Flow”.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.

“Secured Hedging Obligations” means all Hedging Obligations (other than any Excluded Swap Obligations) under each Hedge Agreement that is in effect on the Closing Date or entered into at any time on or after the Closing Date between any Loan Party and (a) a counterparty that is (or is an Affiliate of) the Administrative Agent, a Lender or an Arranger as of the Closing Date or at the time such Hedge Agreement is entered into and/or (b) any other Person designated by the Borrower to the Administrative Agent, in each case for which such Loan Party agrees to provide security and in each case that has been designated to the Administrative Agent in writing by the Borrower as being a Secured Hedging Obligation for purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10 and any Acceptable Intercreditor Agreement as if it were a Lender.

“Secured Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Secured Debt as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case of the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Secured Obligations” means all Obligations, together with (a) all Banking Services Obligations and (b) all Secured Hedging Obligations.

“Secured Parties” means (i) the Lenders, Issuing Banks and the Swingline Lender, (ii) the Administrative Agent, (iii) each counterparty to a Hedge Agreement with a Loan Party the obligations under which constitute Secured Hedging Obligations, (iv) each provider of Banking Services to any Loan Party the obligations under which constitute Banking Services Obligations, and (v) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document.

“Securities” means any stock, shares, units, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that the term “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

“Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder.

“Security Agreement” means the Pledge and Security Agreement, substantially in the form of Exhibit M, among the Loan Parties, as grantors, and the Administrative Agent for the benefit of the Secured Parties.

“Shared Incremental Amount” means the greater of $50,000,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period.

“Similar Business” means any Person the majority of the revenues of which are derived from a business that would be permitted by Section 6.10 if the references to “Restricted Subsidiaries” in Section 6.10 were read to refer to such Person.

“SPC” has the meaning assigned to such term in Section 9.05(e).

“Specified Acquisition Agreement Representations” means such of the representations and warranties made by or on behalf of the Target, its subsidiaries or their respective businesses in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower (or its applicable affiliate) has the right to terminate its obligations under the Acquisition Agreement or to decline to consummate the Acquisition as a result of a breach of such representations and warranties.

“Special Flood Hazard Area” means an area that the Federal Emergency Management Agency has designated as an area subject to special flood or mud slide hazards.

“Specified Prepayment Asset Sale” means any Disposition by the Borrower or any Restricted Subsidiary made pursuant to clause (I) of the first proviso to Section 6.07(h).

“Specified Representations” means the representations and warranties set forth in Section 3.01(a)(i), Section 3.02 (as it relates to the due authorization, execution, delivery and performance of the Loan Documents and the enforceability thereof), Section 3.03(b)(i), Section 3.08, Section 3.12, Section 3.14 (as it relates to the creation, validity and perfection of the security interests in the Collateral), Section 3.16, Section 3.17(a)(ii), Section 3.17(b) and Section 3.17(c)(ii) (solely as it relates to the use of proceeds in violation of FCPA).

“Specified Subsidiary” has the meaning assigned to such term in Section 2.11(b)(iv).

“Sponsor” means, collectively, Advent, its controlled Affiliates and funds managed or advised by any of them or any of their respective controlled Affiliates.

“Spot Rate” means, for any currency, on any Revaluation Date or other relevant date of determination, the rate at which such currency may be exchanged into Dollars at the time of determination on such day on the applicable Reuters screen (or another commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time) for such currency (or to the extent applicable, the rate at which dollars may be exchanged into such other currency) at approximately 11:00 a.m. on the date that is two Business Days prior to the date as of which the foreign exchange computation is made. In the event that such rate does not appear on such applicable Reuters screen (or another commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time), the Spot Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, such Spot Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall elect after determining that such rates shall be the basis for determining the Spot Rate, on such date for the purchase of Dollars for delivery two (2) Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, after the Borrower has one (1) Business Day to respond, such reasonable method the Administrative Agent deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Standby Letter of Credit” means any Letter of Credit other than any Commercial Letter of Credit.

“Stated Amount” means, with respect to any Letter of Credit, at any time, the maximum amount available to be drawn thereunder, in each case determined (x) as if any future automatic increases in the maximum available amount provided for in any such Letter of Credit had in fact occurred at such time and (y) without regard to whether any conditions to drawing could then be met but after giving effect to all previous drawings made thereunder.

“Subject Indebtedness” has the meaning assigned to such term in Section 1.03.

“Subject Loans” has the meaning assigned to such term in Section 2.11(b)(ii).

“Subject Person” has the meaning assigned to such term in the definition of “Consolidated Net Income”.

“Subject Proceeds” has the meaning assigned to such term in Section 2.11(b)(ii).

“Subject Transaction” means, with respect to any Test Period, (a) the Transactions, (b) any Permitted Acquisition or any other acquisition or similar Investment, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of a majority of the outstanding Capital Stock of any Person (and, in any event, including any Investment in (x) any Restricted Subsidiary the effect of which is to increase the Borrower’s or any Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary or (y) any joint venture for the purpose of increasing the Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such joint venture), in each case that is permitted by this Agreement, (c) any Disposition of all or substantially all of the assets or Capital Stock of any subsidiary (or any business unit, line of business or division of the Borrower and/or or a Restricted Subsidiary) not prohibited by this Agreement, (d) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 5.10, (e) any incurrence, retirement, redemption or repayment of Indebtedness (other than any Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (f) any capital contribution in respect of Qualified Capital Stock or any issuance of Qualified Capital Stock (other than any amount constituting a Cure Amount), (g) the implementation of any Business Optimization Initiative and/or (h) any other event that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a pro forma basis.

“subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof, in each case to the extent the relevant entity’s financial results are required to be included in such Person’s consolidated financial statements under GAAP; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “subsidiary” shall mean any subsidiary of the Borrower.

“Subsidiary Guarantor” means (x) on the Closing Date each wholly-owned Restricted Subsidiary that is a Domestic Subsidiary of the Borrower (other than any such subsidiary that is an Excluded Subsidiary on the Closing Date) and (y) thereafter, each subsidiary of the Borrower that becomes a guarantor of the Secured Obligations pursuant to the terms of this Agreement, in each case, until such time as the relevant subsidiary is released from its obligations under the Loan Guaranty in accordance with the terms and provisions hereof.

“Successor Borrower” has the meaning assigned to such term in Section 6.07(a).

“Successor Holdings” has the meaning assigned to such term in Section 6.07(cc).

“Support Agreement” has the meaning assigned to such term in Section 2.05(a).

“Supporting Obligations” has the meaning set forth in Article 9 of the UCC.

“Swap Obligations” means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swingline Commitment” means as to any Lender (i) the amount set forth opposite such Lender’s name on Schedule 1.01(a) hereof or (ii) if such Lender has entered into an Assignment and Assumption, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.05(b)(iv).

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall equal to its Applicable Revolving Credit Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender” means MidCap, in its capacity as lender of Swingline Loans hereunder, or any successor lender of Swingline Loans hereunder.

“Swingline Loan” means any Loan made pursuant to Section 2.04.

“Target” means, collectively, Olaplex LLC, a Delaware limited liability company and LiQWD, Inc., a California corporation.

“Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f).

“Taxes” means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” has the meaning assigned to such term in the lead-in to Article 5.

“Term Commitment” means any Initial Term Loan Commitment and any Additional Term Loan Commitment.

“Term Facility” means the Term Loans provided to or for the benefit of the Borrower pursuant to the terms of this Agreement.

“Term Lender” means any Initial Term Lender (including any 2020 Incremental Term Loan Lender) and any Additional Term Lender.

“Term Loan” means the Initial Term Loans (including the 2020 Incremental Term Loans) and, if applicable, any Additional Term Loans.

“Test Period” means, as of any date, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, have been delivered (or are required to have been delivered) or, if earlier, are internally available and have been delivered to the Lenders; provided that, at all times prior to the first delivery of financial statements pursuant to Section 5.01(a) or (b), Test Period shall refer to the period covered by the pro forma consolidated financial statements of the Borrower delivered pursuant to Section 4.01.

“Threshold Amount” means $5,000,000.

“Total Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Total Debt outstanding as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case of the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Total Revolving Credit Commitment” means, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.

“Trademark” means the following: (a) all trademarks (including service marks), common law marks, trade names, trade dress, and logos, slogans and other indicia of origin under the Requirements of Law of any jurisdiction in the world, and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all domestic rights corresponding to any of the foregoing.

“Transaction Costs” means fees, premiums, expenses and other transaction costs (including original issue discount or upfront fees) payable or otherwise borne by the Borrower, any Parent Company and/or its subsidiaries in connection with the Transactions and the transactions contemplated thereby.

“Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the Borrowing of Loans hereunder on the Closing Date, (b) the transactions contemplated by the Acquisition Agreement, (c) the Equity Contribution and (d) the payment of the Transaction Costs.

“Treasury Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii).

“Treasury Regulations” means the US federal income tax regulations promulgated under the Code.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBO Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests.

“Unrestricted Cash Amount” means, as to any Person on any date of determination, the amount of (a) unrestricted Cash and Cash Equivalents of such Person and (b) Cash and Cash Equivalents of such Person that are restricted in favor of the Credit Facilities and/or other permitted pari passu or junior secured Indebtedness (which may also include Cash and Cash Equivalents securing other Indebtedness that is secured by a Lien on Collateral along with the Credit Facilities and/or other permitted pari passu or junior secured indebtedness), in each case calculated in accordance with GAAP; provided that the Unrestricted Cash Amount reducing Consolidated Total Debt for the purposes of calculating First Lien Leverage Ratio, Secured Leverage Ratio or Total Leverage Ratio shall be subject to a cap of $10,000,000 (but shall not require any control agreements).

“Unrestricted Subsidiary” means (a) any subsidiary of the Borrower that is listed on Schedule 5.10 hereto or designated by the Borrower as an Unrestricted Subsidiary after the Closing Date pursuant to Section 5.10 and (b) any subsidiary of any Person described in the preceding clause (a).

“US” means the United States of America.

“US Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that the effects of any prepayment made in respect of such Indebtedness shall be disregarded in making such calculation.

“Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by Requirements of Law to be owned by a resident of the relevant jurisdiction) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” means the liability to any Multiemployer Plan as the result of a “complete” or “partial” withdrawal by Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02.    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “LIBO Rate Loan”) or by Class and Type (e.g., a “LIBO Rate Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term Loan Borrowing”) or by Type (e.g., a “LIBO Rate Borrowing”) or by Class and Type (e.g., a “LIBO Rate Term Loan Borrowing”).

Section 1.03.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein or in any Loan Document (including any Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein), (b) any reference to any Requirement of Law in any Loan Document shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law, (c) any reference herein or in any Loan Document to any Person shall be construed to include such Person’s successors and permitted assigns, (d) the words

“herein,” “hereof” and “hereunder,” and words of similar import, when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision hereof, (e) all references herein or in any Loan Document to Articles, Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Loan Document, (f) in the computation of periods of time in any Loan Document from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including” and (g) the words “asset” and “property”, when used in any Loan Document, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including Cash, securities, accounts and contract rights. For purposes of determining compliance at any time with Sections 6.01, 6.02, 6.04, 6.05, 6.06, 6.07 and 6.09, in the event that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition or Affiliate Transaction, as applicable, meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Sections 6.01 (other than Sections 6.01(a)), 6.02 (other than Section 6.02(a)), 6.04, 6.05, 6.06, 6.07 and 6.09, the Borrower, in its sole discretion, may, from time to time, classify or reclassify such transaction or item (or portion thereof) under one or more clauses of each such Section and will only be required to include the amount and type of such transaction (or portion thereof) in any one category; provided that (i) upon delivery of any financial statements pursuant to Section 5.01(a) or (b) following the initial incurrence of any portion of any Indebtedness incurred under Section 6.01(a) through (gg) (other than Section 6.01(a)) (such portion of such Indebtedness, the “Subject Indebtedness”), if any such Subject Indebtedness could, based on such financial statements, have been incurred in reliance on Sections 6.01(q) or (w), such Subject Indebtedness shall automatically be reclassified as having been incurred under the applicable provisions of Sections 6.01(q) or (w), as applicable (in each case, subject to any other applicable provision of Section 6.01(q) or (w)) and any associated Lien will be deemed to have been permitted under Section 6.02(s) upon any such reclassification, (ii) upon delivery of any financial statements pursuant to Section 5.01(a) or (b) following the making of any Investment under Section 6.06 (other than Section 6.06(bb)), if all or any portion of such Investment could, based on such financial statements, have been made in reliance on Section 6.06(bb), such Investment (or the relevant portion thereof) shall automatically be reclassified as having been made in reliance on Section 6.06(bb) and (iii) upon delivery of any financial statements pursuant to Section 5.01(a) or (b), following the making of any Restricted Payment under Section 6.04(a) (other than Section 6.04(a)(xi)), if all or any portion of such Restricted Payment could, based on such financial statements, have been made in reliance on Section 6.04(a)(xi), such Restricted Payment (or the relevant portion thereof) shall automatically be reclassified as having been made in reliance on Section 6.04(a)(xi) and (iv) upon delivery of any financial statements pursuant to Section 5.01(a) or (b), following the making of any Restricted Debt Payment under Section 6.04(b) (other than Section 6.04(b)(vii)), if all or any portion of such Restricted Debt Payment could, based on such financial statements, have been made in reliance on Section 6.04(b)(vii), such Restricted Debt Payment (or the relevant portion thereof) shall automatically be reclassified as having been made in reliance on Section 6.04(b)(vii). It is understood and agreed that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment, Disposition and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment, Disposition and/or Affiliate transaction under Sections 6.01, 6.02, 6.04, 6.05, 6.06, 6.07 or 6.09, respectively, but may instead be permitted in part under any combination thereof. For purposes of any amount herein expressed as “the greater of” a specified fixed amount and a percentage of Consolidated Adjusted EBITDA, “Consolidated Adjusted EBITDA” shall be deemed to refer to Consolidated Adjusted EBITDA of the Borrower and its Restricted Subsidiaries.

Section 1.04.    Accounting Terms; GAAP.

(a)    All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and, except as otherwise expressly provided herein,

all terms of an accounting nature that are used in calculating the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date of delivery of the Quality of Earnings Report in GAAP or in the application thereof (including the conversion to IFRS as described below) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice have been withdrawn or such provision amended in accordance herewith; provided, further, that if such an amendment is requested by the Borrower or the Required Lenders, then the Borrower and the Administrative Agent shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof; provided, further, that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any subsidiary at “fair value,” as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. If the Borrower notifies the Administrative Agent that the Borrower (or its applicable Parent Company) is required to report under IFRS or has elected to do so through an early adoption policy, “GAAP” shall mean international financial reporting standards pursuant to IFRS (provided that after such conversion, the Borrower cannot elect to report under GAAP).

(b)    Notwithstanding anything to the contrary herein, but subject to Section 1.12 hereof, all financial ratios and tests (including the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio and the amount of Consolidated Total Assets and Consolidated Adjusted EBITDA (other than, for the avoidance of doubt, for purposes of calculating Excess Cash Flow)) contained in this Agreement that are calculated with respect to any Test Period during which any Subject Transaction occurs shall be calculated with respect to such Test Period and such Subject Transaction on a Pro Forma Basis. Further, if since the beginning of any such Test Period and on or prior to the date of any required calculation of any financial ratio or test (x) any Subject Transaction has occurred or (y) any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries or any joint venture since the beginning of such Test Period has consummated any Subject Transaction, then, in each case, any applicable financial ratio or test shall be calculated on a Pro Forma Basis for such Test Period as if such Subject Transaction had occurred at the beginning of the applicable Test Period (or, in the case of Consolidated Total Assets (or with respect to any determination pertaining to the balance sheet, including the acquisition of Cash and/or Cash Equivalents), as of the last day of such Test Period) (it being understood, for the avoidance of doubt, that solely for purposes of (x) calculating actual compliance with Section 6.15(a) and (y) calculating the First Lien Leverage Ratio for purposes of the definitions of “Applicable Rate”, the date of the required calculation shall be the last day of the Test Period, and no Subject Transaction occurring thereafter shall be taken into account).

(c)    Notwithstanding anything to the contrary contained in paragraph (a) above or in the definition of “Capital Lease,” in the event of an accounting change requiring all leases to be capitalized, only those leases (assuming for purposes hereof that such leases were in existence on the date hereof) that would constitute Capital Leases in conformity with GAAP as of December 31, 2017 shall be considered Capital Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.

Section 1.05.    Effectuation of Transactions. Each of the representations and warranties contained in this Agreement (and all corresponding definitions) is made after giving effect to the Transactions, unless the context otherwise requires.

Section 1.06.    Timing of Payment of Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

Section 1.07.    Times of Day. Unless otherwise specified herein, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

Section 1.08.    Currency Equivalents Generally.

(a)    The Administrative Agent shall determine the Spot Rate as of each Revaluation Date to be used for calculating the Dollar Equivalent amount of any Revolving Loan and/or Letter of Credit that is denominated in any Alternate Currency. The Spot Rate shall become effective as of such Revaluation Date and shall be the Spot Rate employed in converting any amount between any Alternate Currency and Dollars until the next occurring Revaluation Date.

(b)    For purposes of any determination under Article 5, Article 6 (other than Section 6.15(a) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder) or Article 7 with respect to the amount of any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition, affiliate transaction or other transaction, event or circumstance, or any determination under any other provision of this Agreement, (any of the foregoing, a “specified transaction”), in a currency other than Dollars, (i) the Dollar equivalent amount of a specified transaction in a currency other than Dollars shall be calculated based on the rate of exchange quoted by the Bloomberg Foreign Exchange Rates & World Currencies Page (or any successor page thereto, or in the event such rate does not appear on any Bloomberg Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower) for such foreign currency, as in effect at 11:00 a.m. (London time) on the date of such specified transaction (which, in the case of any Restricted Payment, shall be deemed to be the date of the declaration thereof and, in the case of the incurrence of Indebtedness, shall be deemed to be on the date first committed); provided, that if any Indebtedness is incurred (and, if applicable, associated Lien granted) to refinance or replace other Indebtedness denominated in a currency other than Dollars, and the relevant refinancing or replacement would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing or replacement, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing or replacement Indebtedness (and, if applicable, associated Lien granted) does not exceed an amount sufficient to repay the principal amount of such Indebtedness being refinanced or replaced, except by an amount equal to (x) unpaid accrued interest and premiums (including tender premiums) thereon plus other reasonable and customary fees and expenses (including upfront fees and original issue discount) incurred in connection with such refinancing or replacement, (y) any existing commitment unutilized thereunder and

(z) additional amounts permitted to be incurred under Section 6.01 and (ii) for the avoidance of doubt, no Default or Event of Default shall be deemed to have occurred solely as a result of a change in the rate of currency exchange occurring after the time of any specified transaction so long as such specified transaction was permitted at the time incurred, made, acquired, committed, entered or declared as set forth in clause (i). For purposes of Section 6.15(a) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder, on any relevant date of determination, amounts denominated in currencies other than Dollars shall be translated into Dollars at the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Sections 5.01(a) or (b) (or, prior to the first such delivery, the Quality of Earnings Report), as applicable, for the relevant Test Period and will, with respect to any Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar equivalent amount of such Indebtedness; provided that the amount of any Indebtedness that is subject to a Debt FX Hedge shall be determined in accordance with the definition of “Consolidated Total Debt”. Notwithstanding the foregoing or anything to the contrary herein, to the extent that the Borrower would not be in compliance with Section 6.15(a) if any Indebtedness denominated in a currency other than Dollars were to be translated into Dollars on the basis of the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Section 5.01(a) or (b), as applicable, for the relevant Test Period, but would be in compliance with Section 6.15(a) if such Indebtedness that is denominated in a currency other than in Dollars were instead translated into Dollars on the basis of the average relevant currency exchange rates over such Test Period (taking into account the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar equivalent amount of such Indebtedness), then, solely for purposes of compliance with Section 6.15(a), the Secured Leverage Ratio as of the last day of such Test Period shall be calculated on the basis of such average relevant currency exchange rates; provided that the amount of any Indebtedness that is subject to a Debt FX Hedge shall be determined in accordance with the definition of “Consolidated Total Debt”.

(c)    Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market convention or practice relating to such change in currency.

Section 1.09.    Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Loans, Replacement Term Loans, Loans in connection with any Revolver Replacement Facility, Extended Term Loans, Extended Revolving Loans or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in Cash” or any other similar requirement.

Section 1.10.    Additional Alternate Currencies.

(a)    The Borrower may from time to time request that Revolving Loans be made and/or Letters of Credit be issued in a currency other than Dollars; provided that the relevant requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Revolving Loans, such request shall be subject to the approval of the Administrative Agent and each Revolving Lender in their sole discretion; and, in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and each applicable Issuing Bank.

(b)    Any such request shall be made to the Administrative Agent in writing not later than 11:00 a.m. 10 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent). In the case of any such request pertaining to Revolving Loans, the Administrative Agent shall promptly notify each Revolving Lender thereof, and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify each applicable Issuing Bank thereof. Each such Revolving Lender (in the case of any such request pertaining to Revolving Loans) and each applicable Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., 5 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Revolving Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c)    Any failure by any Revolving Lender or the relevant Issuing Bank, as the case may be, to respond to such request within the time period specified in the preceding paragraph (b) shall be deemed to be a refusal by such Revolving Lender or Issuing Bank, as the case may be, to permit Revolving Loans to be made or Letters of Credit to be issued, as applicable, in such requested currency. If the Administrative Agent and all the Revolving Lenders that would be obligated to make Credit Extensions denominated in such requested currency consent to making Revolving Loans in such requested currency, the Administrative Agent shall so notify the Borrower, and such currency shall thereupon be deemed for all purposes to be an Alternate Currency hereunder for purposes of any Borrowing of Revolving Loans; and if the Administrative Agent and each applicable Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternate Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent fails to obtain the requisite consent to any request for an additional currency under this Section 1.10, the Administrative Agent shall promptly so notify the Borrower.

Section 1.11.    [Reserved].

Section 1.12.    Certain Calculations and Tests.

(a)    Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement require (i) compliance with any financial ratio or test (including, without limitation, Section 6.15(a) hereof, any First Lien Leverage Ratio test, any Secured Leverage Ratio test or any Total Leverage Ratio test) and/or any cap expressed as a percentage of Consolidated Adjusted EBITDA or Consolidated Total Assets or (ii) the absence of a Default or Event of Default (other than Event of Default pursuant to Section 7.01(a), 7.01(f) or 7.01(g)) as a condition to (A) the consummation of any transaction in connection with any acquisition or similar Investment (including the assumption or incurrence of Indebtedness), (B) the making of any Restricted Payment and/or (C) the making of any Restricted Debt Payment, the determination of whether the relevant condition is satisfied may be made, at the election of the Borrower, (1) in the case of any acquisition or similar Investment (including with respect to any Indebtedness contemplated or incurred in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) either (x) the execution of the definitive agreement with respect to such acquisition or Investment or (y) the consummation of such acquisition or Investment, (2) in the case of any Restricted Payment (including with respect to any Indebtedness contemplated or incurred in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (x) the declaration of such Restricted Payment or (y) the making of such Restricted Payment and (3) in the case of any Restricted Debt Payment (including with respect to any Indebtedness contemplated or incurred in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (x) delivery of irrevocable

(which may be conditional) notice with respect to such Restricted Debt Payment or (y) the making of such Restricted Debt Payment, in each case, after giving effect, on a Pro Forma Basis, to (I) the relevant acquisition, Investment, Restricted Payment, Restricted Debt Payment and/or any related Indebtedness (including the intended use of proceeds thereof) and (II) to the extent definitive documents in respect thereof have been executed or the declaration of any Restricted Payment has been made or delivery of notice with respect to a Restricted Debt Payment has been given (which definitive documents, declaration or notice has not terminated or expired without the consummation thereof), any additional acquisition, Investment, Restricted Payment, Restricted Debt Payment and/or any related Indebtedness (including the intended use of proceeds thereof) that the Borrower has elected to treat in accordance with this clause (a).

(b)    For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including, without limitation, Section 6.15(a) hereof, any First Lien Leverage Ratio test, any Secured Leverage Ratio test, any Total Leverage Ratio test and/or the amount of Consolidated Adjusted EBITDA or Consolidated Total Assets), such financial ratio or test shall be calculated at the time such action is taken (subject to clause (a) above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after such calculation, or after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be.

(c)    Notwithstanding anything to the contrary herein, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, any First Lien Leverage Ratio test, any Secured Leverage Ratio test and/or any Total Leverage Ratio test) (any such amount, including any such amount drawn under any revolving credit facility, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or test (including, without limitation, Section 6.15(a) hereof, any First Lien Leverage Ratio test, any Secured Leverage Ratio test and/or any Total Leverage Ratio test) (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that (i) any Fixed Amount shall be disregarded in the calculation of the financial ratio or test applicable to the relevant Incurrence-Based Amount and (ii) except as provided in clause (i), pro forma effect shall be given to the entire transaction. The Borrower may elect that amounts incurred or transactions entered into (or consummated) in reliance on one or more of any Incurrence-Based Amount or any Fixed Amount in its sole discretion; provided, that unless the Borrower elects otherwise, each such amount or transaction shall be deemed incurred, entered into or consummated first under any Incurrence-Based Amount to the maximum extent permitted thereunder.

(d)    The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP.

(e)    The increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a dividend in the form of additional Indebtedness, amortization of original issue discount and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency will not be deemed to be the granting of a Lien for purposes of Section 6.02.

ARTICLE 2

THE CREDITS

Section 2.01.    Commitments.

(a)    Subject to the terms and conditions set forth herein, (i) each Initial Term Lender severally, and not jointly, agrees to make Initial Term Loans to the Borrower on the Closing Date in Dollars in a principal amount not to exceed its Initial Term Loan Commitment and (ii) each Initial Revolving Lender (including, from and after the First Amendment Effective Date, the 2020 Incremental Revolving Facility Lender with respect to its 2020 Incremental Revolving Facility Commitment) severally, and not jointly, agrees to make Revolving Loans to the Borrower in Dollars or any Alternate Currency as may be requested by the Borrower, at any time and from time to time on and after the Closing Date, and until the earlier of the Initial Revolving Credit Maturity Date and the termination of the Initial Revolving Credit Commitment of such Initial Revolving Lender in accordance with the terms hereof; provided that, after giving effect to any Borrowing of Revolving Loans, the Outstanding Amount of such Initial Revolving Lender’s Revolving Credit Exposure shall not exceed such Initial Revolving Lender’s Revolving Credit Commitment. Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, (x) Revolving Loans denominated in Dollars may consist of ABR Loans, LIBO Rate Loans, or a combination thereof, and may be borrowed, paid, repaid and reborrowed and (y) Revolving Loans denominated in any Alternate Currency shall consist of LIBO Rate Loans, and may be borrowed, paid, repaid and reborrowed. Amounts paid or prepaid in respect of the Initial Term Loans may not be reborrowed.

(b)    Subject to the terms and conditions of this Agreement and the First Amendment, each 2020 Incremental Term Loan Lender severally, and not jointly, agrees to make the 2020 Incremental Term Loans to the Borrower on the First Amendment Effective Date in Dollars in a principal amount not to exceed its 2020 Incremental Term Loan Commitment. Amounts paid or prepaid in respect of the 2020 Incremental Term Loans may not be reborrowed.

(c)    Subject to the terms and conditions of this Agreement and any applicable Refinancing Amendment, Extension Amendment, or Incremental Facility Amendment, each Lender with an Additional Commitment of a given Class, severally and not jointly, agrees to make Additional Loans of such Class to the Borrower, which Loans shall not exceed for any such Lender at the time of any incurrence thereof the Additional Commitment of such Class of such Lender as set forth in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment.

Section 2.02.    Loans and Borrowings.

(a)    Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. Each Swingline Loan shall be made in accordance with the terms and procedures set forth in Section 2.04

(b)    Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or LIBO Rate Loans as the Borrower may request in accordance herewith; provided that each Swingline Loan shall be an ABR Loan and each Revolving Loan denominated in any Alternate Currency shall be a LIBO Rate Loan. Each Lender at its option may make any LIBO Rate Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) such LIBO Rate Loan shall be deemed to have been made and held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such domestic or foreign branch or Affiliate of such Lender and (iii) in exercising such option, such Lender shall use reasonable efforts to minimize increased costs to the Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.15 shall apply); provided, further, that no such domestic or foreign branch or Affiliate of such Lender shall be entitled to any greater indemnification under Section 2.17 in respect of any US federal withholding tax with respect to such LIBO Rate Loan than that to which the applicable Lender was entitled on the date on which such Loan was made (except in connection with any indemnification entitlement arising as a result of any Change in Law after the date on which such Loan was made).

(c)    At the commencement of each Interest Period for any LIBO Rate Borrowing, such LIBO Rate Borrowing shall comprise an aggregate principal amount that is an integral multiple of $50,000 and not less than $250,000 (or the Dollar Equivalent thereof in the case of any LIBO Rate Borrowing denominated in any other Alternate Currency). Each ABR Borrowing when made shall be in a minimum principal amount of $50,000 and in an integral multiple of $50,000; provided that an ABR Revolving Loan Borrowing may be made in a lesser aggregate amount that is (x) equal to the entire aggregate unused Revolving Credit Commitments or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of six different Interest Periods in effect for LIBO Rate Borrowings at any time outstanding (or such greater number of different Interest Periods as the Administrative Agent may agree from time to time).

(d)    Notwithstanding any other provision of this Agreement, the Borrower shall not, nor shall it be entitled to, request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the relevant Loans.

Section 2.03.    Requests for Borrowings. Each Term Loan Borrowing, each Revolving Loan Borrowing, each conversion of Term Loans or Revolving Loans from one Type to the other, and each continuation of LIBO Rate Loans shall be made upon irrevocable notice by the Borrower to the Administrative Agent, which may be given by a Borrowing Request or an Interest Election Request, as applicable (provided that notices in respect of Term Loan Borrowings and/or Revolving Loan Borrowing (x) to be made on the Closing Date may be conditioned on the closing of the Acquisition and (y) to be made in connection with any acquisition, investment or irrevocable repayment or redemption of Indebtedness may be conditioned on the closing of such Permitted Acquisition, permitted Investment or permitted irrevocable repayment or redemption of Indebtedness). Each such notice must be in the form of a Borrowing Request or an Interest Election Request, as applicable, appropriately completed and signed by a Responsible Officer of the Borrower and must be received by the Administrative Agent (by hand delivery or other electronic transmission (including “.pdf” or “.tif”)) not later than (i) 11:00 a.m. three Business Days prior to the requested day of any Borrowing of, conversion to or continuation of LIBO Rate Loans (or one Business Day in the case of any Borrowing of LIBO Rate Loans to be made on the Closing Date or the First Amendment Effective Date), (ii) 11:00 a.m. one Business Day prior to the requested date of any Borrowing of ABR Loan (other than a Swingline Loan), (iii) 10:00 a.m. on the requested date of any Borrowing of any Swingline Loan and (iv) 11:00 a.m. one Business Day prior to the requested date of any conversion to ABR Loans (or, in each case, such later time as is reasonably acceptable to the Administrative Agent); provided, however, that if the Borrower wishes to request LIBO Rate Loans having an Interest Period of other than one, two, three or six months in duration as provided in the definition of “Interest Period”, (A) the applicable notice from the Borrower must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of the relevant Borrowing, conversion or continuation (or such later time as is reasonably acceptable to the Administrative Agent), whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is available to them and (B) not later than 12:00 p.m. three Business Days before the requested date of the relevant Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower whether or not the requested Interest Period is available to the appropriate Lenders.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested LIBO Rate Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise each Lender of the details and amount of any Loan to be made as part of the relevant requested Borrowing (x) in the case of any ABR Borrowing, on the same Business Day of receipt of a Borrowing Request in accordance with this Section or (y) in the case of any LIBO Rate Borrowing, no later than one Business Day following receipt of a Borrowing Request in accordance with this Section.

Section 2.04.    Swingline Loans.

(a)    Subject to the terms and conditions set forth herein, the Swingline Lender shall make Swingline Loans to the Borrower from time to time on and after the Closing Date and until the Latest Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $5,000,000, (ii) the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and LC Exposure exceeding the Total Revolving Credit Commitment, or (iii) the Swingline Lender’s Applicable Percentage of the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and LC Exposure exceeding such Lender’s Revolving Credit Commitment; provided that the Swingline Lender shall not, unless it otherwise so elects, make a Swingline Loan to refinance an outstanding Swingline Loan. Each Swingline Loan shall be in a minimum principal amount of not less than $100,000 or such lesser amount as may be agreed by the Swingline Lender; provided that, notwithstanding the foregoing, any Swingline Loan may be in an aggregate amount that is (x) equal to the entire unused balance of the aggregate unused Revolving Credit Commitments or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Within the foregoing limits and subject to the terms and conditions set forth herein, Swingline Loans may be borrowed, prepaid and reborrowed. To request a Swingline Loan, the Borrower shall notify the Swingline Lender (with a copy to the Administrative Agent) of such request by delivery of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, not later than 10:00 a.m. on the day of a proposed Swingline Loan. The Swingline Lender shall make each Swingline Loan available to the Borrower on the same Business Day in accordance with the instructions of the Borrower (including, in the case of a Swingline Loan made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank).

(b)    The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m. on any Business Day require the Revolving Lenders to purchase participations on the second Business Day following receipt of such notice in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this Section 2.04(b) by effecting a wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this Section 2.04(b)), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participation in any Swingline Loan acquired pursuant to this Section 2.04(b), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower in respect of any Swingline Loan after receipt by the Swingline Lender of the proceeds of any sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent, and any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that have made their payments pursuant to this Section 2.04(b) and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, and thereafter to the Borrower, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of a participation in a Swingline Loan pursuant to this Section 2.04(b) shall not relieve the Borrower of any default in the payment thereof.

(c)    If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04 by the time specified in Section 2.04(b), the Swingline Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the Alternate Base Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Swingline Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c) shall be conclusive absent manifest error.

(d)    Notwithstanding anything to the contrary contained herein, MidCap and any other Swingline Lender may, upon 30 days’ prior written notice to the Borrower, each Issuing Bank and the Lenders, resign as Swingline Lender, which resignation shall be effective as of the date referenced in such notice (but in no event less than ten days after the delivery of such written notice); provided, that any such resignation (i) by MidCap shall be concurrent with MidCap’s resignation as the Administrative Agent or (ii) shall be subject to the appointment and acceptance of a successor Swingline Lender. In the event of any such resignation as the Swingline Lender, the Borrower shall, unless an Event of Default under Section 7.01(a) or, with respect to the Borrower, Section 7.01(f) or (g) then exists, be entitled to appoint any Revolving Lender that is willing to accept such appointment as successor Swingline Lender hereunder. Upon the acceptance of any appointment as Swingline Lender hereunder by a successor Swingline Lender, such successor Swingline Lender shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Swingline Lender, and the retiring Swingline Lender shall be discharged from its duties and obligations in such capacity hereunder. In the event the Swingline Lender resigns, the Borrower shall promptly repay all outstanding Swingline Loans on the effective date of such resignation (which repayment may be effectuated with the proceeds of a Borrowing).

Section 2.05.    Letters of Credit.

(a)    General. Subject to the terms and conditions set forth herein, each Issuing Bank party hereto agrees (and, in the case of an “Issuing Bank” pursuant to clause (i) of such definition, agrees to induce a Support Agreement Issuing Bank by or through one or more guarantees, reimbursement or similar support agreements by the Administrative Agent, such Revolving Lender (or one or more of their Affiliates) to such Support Agreement Issuing Bank (each a “Support Agreement”)) to, in each case in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.05, (A) from time to time on any Business Day during the period from the Closing Date to the fifth Business Day prior to the Latest Revolving Credit Maturity Date, upon the request of the Borrower, to issue Letters of Credit issued on sight basis only for the account of the Borrower and/or any of its subsidiaries (provided that the Borrower will be the applicant) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.05(b), and (B) to honor drafts under the Letters of Credit; provided that no Issuing Bank shall be required to issue or procure any Letters of Credit if the Stated Amount of such Letter of Credit, taken together with the aggregate Stated Amount of all other then-outstanding Letters of Credit then issued by such Issuing Bank would exceed such Issuing Bank’s Letter of Credit Commitment, and (ii) the Revolving Lenders severally agree to participate in the Letters of Credit issued pursuant to Section 2.05(d).

(i)    Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of any Letter of Credit, the Borrower shall deliver to the applicable Issuing Bank and the Administrative Agent, at least three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the applicable Issuing Bank or, in the case of any issuance to be made on the Closing Date, one Business Day prior to the Closing Date), a request to issue a Letter of Credit, which shall specify that it is being issued under this Agreement, in the form of Exhibit N attached hereto (it being understood that, to the extent applicable, the issuance of any Letter of Credit expressly for the benefit of any subsidiary that is not a Loan Party shall be contingent upon the Administrative Agent’s receipt of any documentation and other information with respect to such subsidiary that has not been previously provided with respect to any Loan Party, that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and reasonably requested by the applicable Issuing Bank or Support Agreement Issuing Bank at least two Business Days prior to the requested date of issuance. To request an amendment, extension or renewal of an outstanding Letter of Credit, (other than any automatic extension of a Letter of Credit permitted under Section 2.05(c)) the Borrower shall submit such a request to the applicable Issuing Bank or Issuing Banks selected by the Borrower (with a copy to the Administrative Agent) at least three Business Days in advance of the requested date of amendment, extension or renewal (or such shorter period as is acceptable to the applicable Issuing Bank), identifying the Letter of Credit to be amended, extended or renewed, and specifying the proposed date (which shall be a Business Day) and other details of the amendment, extension or renewal. If requested by the applicable Issuing Bank in connection with any request for any Letter of Credit, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. No Letter of Credit, letter of credit application or other document entered into by the Borrower with any Issuing Bank relating to any Letter of Credit shall contain any representations or warranties, covenants or events of default not set forth in this Agreement (and to the extent any such representation or warranty, covenant or Event of Default is inconsistent herewith, the same shall be rendered null and void (or reformed automatically without further action by any Person to conform to the terms of this Agreement), and all representations and warranties, covenants and events of default set forth therein shall contain standards, qualifications, thresholds and exceptions for materiality or otherwise consistent with those set forth in this Agreement (and, to the extent any such representation or warranty, covenant or Event of Default is inconsistent herewith, the same shall be deemed to automatically incorporate the applicable standards, qualifications, thresholds and exceptions set forth herein without action by any Person). No Letter of Credit may be issued, amended, extended or renewed unless (and with respect to clause (i) and (ii) below, on the issuance, amendment, extension or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, or renewal (i) the LC Exposure does not exceed the Letter of Credit Sublimit, and (ii) (A) the aggregate amount of the Initial Revolving Credit Exposure shall not exceed the aggregate amount of the Initial Revolving Credit Commitments then in effect, (B) the aggregate amount of the Additional Revolving Credit Exposure attributable to any Class of Additional Revolving Credit Commitments does not exceed the aggregate amount of the Additional Revolving Credit Commitments of such Class then in effect and (C) if such Letter of Credit has a term extending beyond the Maturity Date applicable to the Revolving Credit Commitments of any Class, the aggregate amount of the LC Exposure attributable to Letters of Credit expiring after such Maturity Date does not exceed the aggregate amount of the Revolving Credit Commitments then in effect that are scheduled to remain in effect after such Maturity Date.

(b)    Expiration Date.

(i)    No Standby Letter of Credit shall expire later than the earlier of (A) the date that is one year after the date of the issuance of such Standby Letter of Credit and (B) the date that is five Business Days prior to the Latest Revolving Credit Maturity Date; provided that, any Standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods of up to one year in duration (which additional periods shall not extend beyond the date referred to in the preceding clause (B) unless 103% of the then-available face amount thereof is Cash collateralized or backstopped on or before the date that such Letter of Credit is extended beyond the date referred to in clause (B) above pursuant to arrangements reasonably satisfactory to the relevant Issuing Bank).

(ii)    No Commercial Letter of Credit shall expire later than the earlier to occur of (A) 180 days after the issuance thereof and (B) the date that is five Business Days prior to the Latest Revolving Credit Maturity Date unless 103% of the then-available face amount thereof is Cash collateralized or backstopped on or before the date that such Letter of Credit is extended beyond the date referred to in clause (B) above pursuant to arrangements reasonably satisfactory to the relevant Issuing Bank.

(c)    Participations. By the issuance of any Letter of Credit (or an amendment to any Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, the applicable Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Revolving Credit Percentage of the aggregate amount available to be drawn under such Letter of Credit (in respect of any Letter of Credit issued in an Alternate Currency, expressed in the Dollar Equivalent thereof). In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(d)    Reimbursement.

(i)    If the applicable Issuing Bank makes any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the Issuing Bank for the amount of such LC Disbursement, by paying to the Administrative Agent an amount equal to such LC Disbursement, not later than 1:00 p.m. one Business Day (or two Business Days if the Borrower receives notice of such payment or LC Disbursement after 10:00 a.m.) immediately following the date on which the Borrower receives notice of such payment or LC Disbursement under paragraph (g) of this Section; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Loan Borrowing denominated in Dollars in an equivalent amount (any such Revolving Loan Borrowing, a “Letter of Credit Reimbursement Loan”), and, to the extent so financed, the obligation of the Borrower to make such payment shall be discharged and replaced by the resulting ABR Revolving Loan Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Revolving Credit Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Revolving Credit Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Each Revolving Lender hereby absolutely and unconditionally agrees to fund such Revolving Lenders Applicable Revolving Credit Percentage of each applicable Letter of Credit Reimbursement Loan, unaffected by any circumstance whatsoever, including (i) the occurrence of a Default or Event of Default, (ii) the fact that, whether before or after giving effect to the making of any such Letter of Credit Reimbursement Loan, the Revolving Credit Exposure exceed or will exceed the Revolving Credit Commitment and/or (iii) the non-satisfaction of any conditions set forth in 4.02; provided, that in no event shall any Revolving Lender be obligated to fund in excess of its Revolving Credit Commitment after giving effect to its share of the Revolving Credit Exposure and its Swingline Exposure. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear.

(ii)    If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.05(d) by the time specified therein, such Issuing Bank shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the greater of the Federal Funds Effective Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the applicable Issuing Bank submitted to any Revolving Lender (through the Administrative Agent) with respect to any amount owing under this clause (ii) shall be conclusive absent manifest error.

(iii)    Without limiting the foregoing, concurrently with the issuance of any Letter of Credit by a Support Agreement Issuing Bank, the Administrative Agent or applicable Revolving Lender shall be deemed to have sold and transferred to each other Revolving Lender, and each other Revolving Lender shall be deemed irrevocably and immediately to have purchased and received from Administrative Agent or such Revolving Lender, without recourse or warranty, an undivided interest and participation in, to the extent of such Lender’s Applicable Revolving Credit Percentage of the Revolving Credit Commitments, the Administrative Agent’s or such Revolving Lender’s Support Agreement liabilities and obligations in respect of such Letter of Credit and the Borrower’s reimbursement obligations with respect thereto. Any purchase obligation arising pursuant to this clause (iii) shall (A) be absolute and unconditional and (B) shall not be affected by any circumstances whatsoever, including any amendment, renewal or extension of any Support Agreement or the existence of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)    Obligations Absolute. The obligation of the Borrower to reimburse LC Disbursements as provided in paragraph (d) of this Section shall be absolute, irrevocable and unconditional and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank or Support Agreement Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of the Borrower hereunder. Neither the Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank or applicable Support Agreement Issuing Bank; provided that the foregoing shall not be construed to excuse such Issuing Bank or applicable Support Agreement Issuing Bank from liability to the Borrower to the extent of any direct damages suffered by the Borrower that are caused by such Issuing Bank’s or applicable Support Agreement Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of applicable Issuing Bank or applicable Support Agreement Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank or applicable Support Agreement Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of any Letter of Credit, the applicable Issuing Bank or applicable Support Agreement Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(f)    Disbursement Procedures. The applicable Issuing Bank or applicable Support Agreement Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank or applicable Support Agreement Issuing Bank shall promptly notify the Administrative Agent and the Borrower by electronic means or by telephone (confirmed by electronic means) upon any LC Disbursement thereunder; provided that no failure to give or delay in giving such notice shall relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

(g)    Interim Interest. If any Issuing Bank makes any LC Disbursement, unless the Borrower reimburses such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement (or the date on which such LC Disbursement is reimbursed with the proceeds of Loans, as applicable), at the rate per annum then applicable to Initial Revolving Loans that are ABR Loans (or, to the extent of the participation in such LC Disbursement by any Revolving Lender of another Class, the rate per annum then applicable to the Revolving Loans of such other Class); provided that if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (d) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (d) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment and shall be payable on the date on which the Borrower is required to reimburse the applicable LC Disbursement in full (and, thereafter, on demand).

(h)    Replacement or Resignation of an Issuing Bank; Designation of New Issuing Banks.

(i)    Any Issuing Bank may be replaced with the consent of the Administrative Agent (not to be unreasonably withheld or delayed) and the Borrower at any time by written agreement among the Borrower, the Administrative Agent and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement becomes effective, unless otherwise agreed by the replaced Issuing Bank, the Borrower shall pay all unpaid fees accrued prior to such date for the account of the replaced Issuing Bank pursuant to Section 2.12(b)(ii). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of any Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(ii)    The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and the relevant Revolving Lender, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement. Any Revolving Lender designated as an issuing bank pursuant to this paragraph (ii) who agrees in writing to such designation shall be deemed to be an “Issuing Bank” (in addition to being a Revolving Lender) in respect of Letters of Credit issued or to be issued by such Revolving Lender in respect of its Letter of Credit Commitment (the amount of which Letter of Credit Commitment shall be specified in the agreement pursuant to which such Revolving Lender becomes an Issuing Bank), and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Banks and such Revolving Lender; provided, that for the avoidance of doubt, it is understood and agreed that the Letter of Credit Commitment of the other Issuing Banks shall not be reduced or otherwise be affected by the appointment of any additional Revolving Lender as an Issuing Bank pursuant to this paragraph (ii).

(iii)    Notwithstanding anything to the contrary contained herein, each Issuing Bank may, upon thirty days’ prior written notice to the Borrower, each other Issuing Bank and the Lenders, resign as Issuing Bank, which resignation shall be effective as of the date referenced in such notice (but in no event less than thirty days (or such later date as the relevant Issuing Bank may agree) after the delivery of such written notice); provided that the effectiveness of such resignation shall be conditioned on and subject to the appointment of a replacement Issuing Bank reasonably satisfactory to the Borrower who agrees to assume the entire Letter of Credit Commitment of the resigning Issuing Bank, and no such resignation shall become effective unless and until such replacement Issuing Bank shall have accepted such appointment and agreed to provide such Letter of Credit Commitment on terms acceptable to the Borrower; provided, further, that it is understood and agreed that in the event of any such resignation, any Letter of Credit then outstanding shall remain outstanding (irrespective of whether any amount have been drawn at such time). In the event of any such resignation of any Issuing Bank, the Borrower shall be entitled, but shall not be obligated, to appoint another Revolving Lender that is willing, in its sole discretion to accept such appointment in writing as successor Issuing Bank in respect of such resigning Issuing Bank; it being understood that the resignation of any such Issuing Bank shall not be effective in the event of a failure to appoint any such successor Issuing Bank and/or a failure of any Revolving Lender to accept such appointment as Issuing Bank. Upon the acceptance of any appointment as Issuing Bank hereunder, the successor Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Issuing Bank, and the retiring Issuing Bank shall be discharged from its duties and obligations in such capacity hereunder.

(i)    Cash Collateralization.

(i)    If any Event of Default exists and the Loans have been declared due and payable in accordance with Article 7 hereof or the Revolving Credit Commitments have been terminated, then on the Business Day on which the Borrower receives notice from the Administrative Agent at the direction of the Required Revolving Lenders demanding the deposit of Cash collateral pursuant to this paragraph (i), the Borrower shall deposit, in an interest-bearing account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in Cash equal to 103% of the LC Exposure as of such date (minus the amount then on deposit in the LC Collateral Account); provided that the obligation to deposit such Cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.01(f) or (g).

(ii)    Any such deposit under clause (i) above shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations in accordance with the provisions of this paragraph (i). The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account, and the Borrower hereby grants the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in the LC Collateral Account. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Revolving Lenders) be applied to satisfy other Secured Obligations. If the Borrower is required to provide an amount of Cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (together with all interest and other earnings with respect thereto, to the extent not applied as aforesaid) shall be returned to the Borrower promptly but in no event later than three Business Days after such Event of Default has been cured or waived.

Section 2.06.    [Reserved].

Section 2.07.    Funding of Borrowings.

(a)    Each Lender shall make each Loan to be made by it hereunder not later than 11:00 a.m., in each case on the Business Day specified in the applicable Borrowing Request by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s respective Applicable Percentage (calculated in the case of any Term Loan Borrowing solely on the basis of the Term Commitments); provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to the account designated in the relevant Borrowing Request or as otherwise directed by the Borrower; provided that ABR Revolving Loans (or LIBO Rate Revolving Loans in the case of any Letter of Credit denominated in any Alternate Currency) made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(d) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b)    Unless the Administrative Agent has received notice from any Lender that such Lender will not make available to the Administrative Agent such Lender’s share of any Borrowing prior to the proposed date of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate (or, with respect to any amount denominated in any Alternate Currency, the rate of interest per annum at which overnight deposits in the applicable Alternate Currency), on an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Administrative Agent in the applicable offshore interbank market for such currency and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Loans comprising such Borrowing at such time. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing and the obligation of the Borrower to repay the Administrative Agent such corresponding amount pursuant to this Section 2.07(b) shall cease. If the Borrower pays such amount to the Administrative Agent, the amount so paid shall constitute a repayment of such Borrowing by such amount. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower or any other Loan Party may have against any Lender as a result of any default by such Lender hereunder.

Section 2.08.    Type; Interest Elections.

(a)    Each Borrowing shall initially be of the Type specified in the applicable Borrowing Request and, in the case of any LIBO Rate Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert any Borrowing denominated in Dollars to a Borrowing of a different Type or to continue such Borrowing and, in the case of a LIBO Rate Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders based upon their Applicable Percentages (calculated in the case of any Term Loan Borrowing solely on the basis of the outstanding Term Loans) and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Loans, which may not be converted or continued.

(b)    To make an election pursuant to this Section, the Borrower shall deliver an Interest Election Request, appropriately completed and signed by a Responsible Officer of the Borrower, to the Administrative Agent in accordance with Section 2.03.

If any such Interest Election Request requests a LIBO Rate Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(c)    Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(d)    If the Borrower fails to deliver a timely Interest Election Request with respect to a LIBO Rate Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, such Borrowing shall be continued as a LIBO Rate Borrowing with an Interest Period of one month’s duration. Notwithstanding anything to the contrary herein, if an Event of Default exists and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as such Event of Default exists (i) no outstanding Borrowing may be converted to or continued as a LIBO Rate Borrowing and (ii) unless repaid, each LIBO Rate Borrowing shall be converted to an ABR Borrowing at the end of the then-current Interest Period applicable thereto.

(e)    It is understood and agreed that only a Borrowing denominated in Dollars may be made in the form of, or converted into, an ABR Loan.

(f)    Notwithstanding anything to the contrary, the Interest Period for the 2020 Incremental Term Loans shall end on the same date as the Interest Period for the Initial Term Loans outstanding immediately prior to the First Amendment Effective Date, and if the Interest Periods for the Initial Term Loans outstanding immediately prior to the First Amendment Effective Date end on more than one date, the Interest Periods for the 2020 Incremental Term Loans shall end on such same dates (allocated among such dates on a basis ratable to the dates for the Initial Term Loans outstanding immediately prior to the First Amendment Effective Date).

Section 2.09.    Termination and Reduction of Commitments.

(a)    Unless previously terminated, (i) the Initial Term Loan Commitments on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date, (ii) the Initial Revolving Credit Commitments (including any 2020 Incremental Revolving Facility Commitment) shall automatically terminate on the Initial Revolving Credit Maturity Date, (iii) the 2020 Incremental Term Loan Commitments shall automatically terminate upon the making of the 2020 Incremental Term Loans on the First Amendment Effective Date, (iv) the Additional Term Loan Commitments of any Class shall automatically terminate upon the making of the Additional Term Loans of such Class and, if any such Additional Term Loan Commitment is not drawn on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, the undrawn amount thereof shall automatically terminate and (v) the Additional Revolving Credit Commitments of any Class shall automatically terminate on the Maturity Date specified therefor in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment.

(b)    Upon delivery of the notice required by Section 2.09(c), the Borrower may at any time terminate or from time to time reduce, the Revolving Credit Commitments of any Class; provided that (i) each reduction of the Revolving Credit Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Credit Commitments of any Class if, after giving effect to any concurrent prepayment of Revolving Loans and Swingline Loans, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of such Class would exceed the aggregate amount of the Revolving Credit Commitments of such Class; provided that, after the establishment of any Additional Revolving Credit Commitments, any such termination or reduction of the Revolving Credit Commitments of any Class shall be subject to the provisions set forth in Section 2.22, 2.23 and/or 9.02, as applicable.

(c)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce any Revolving Credit Commitment under paragraph (b) of this Section in writing at least three Business Days prior to the effective date of such termination or reduction (or such later date to which the Administrative Agent may agree), specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Lenders of each applicable Class of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that any such notice may state that it is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked or delayed by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of any Revolving Credit Commitment pursuant to this Section 2.09 shall be permanent. Upon any reduction of any Revolving Credit Commitment, the Revolving Credit Commitment of each Revolving Lender of the relevant Class shall be reduced by such Revolving Lender’s Applicable Percentage of the amount of such reduction.

Section 2.10.    Repayment of Loans; Evidence of Debt.

(a)    (i) The Borrower hereby unconditionally promises to repay the outstanding principal amount of the Initial Term Loans (including, with respect to clauses (A)(II) and (B), the 2020 Incremental Term Loans) to the Administrative Agent for the account of each applicable Term Lender (A) on the last day of each Fiscal Quarter prior to the Initial Term Loan Maturity Date (each such date being referred to as a “Loan Installment Date”), commencing June 30, 2020, (I) prior to the First Amendment Effective Date, in an amount equal to 0.625% of the original principal amount of the Initial Term Loans outstanding on the Closing Date and (II) on each Loan Installment Date following the First Amendment Effective Date, an amount equal to $5,028,000 (in each case, as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and repurchases and assignments in accordance with Section 9.05(g) or increased in connection with the incurrence of Incremental Term Loans), and (B) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of such Initial Term Loans (including the 2020 Incremental Term Loans) outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(ii)    The Borrower shall repay the Additional Term Loans of any Class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 or repurchases in accordance with Section 9.05(g) or increased as a result of any increase in the amount of such Additional Term Loans of such Class pursuant to Section 2.22(a)).

(b)

(i)    The Borrower hereby unconditionally promises to pay in Dollars or the relevant Alternate Currency with respect to any payment or repayment of any Borrowing denominated in any Alternate Currency (A) to the Administrative Agent for the account of each Initial Revolving Lender, the then-unpaid principal amount of the Initial Revolving Loans of such Lender on the Initial Revolving Credit Maturity Date, (B) to the Administrative Agent for the account of each Additional Revolving Lender, the then-unpaid principal amount of each Additional Revolving Loan of such Additional Revolving Lender on the Maturity Date applicable thereto and (C) to the Swingline Lender (or, to the extent required by Section 2.04(b), the Administrative Agent), the then unpaid principal amount of each Swingline Loan on the earlier of (x) the 10th Business Day following the incurrence of such Swingline Loan and (y) the Latest Revolving Credit Maturity Date applicable to the applicable Swingline Commitment; provided that, notwithstanding anything to the contrary herein, it is understood and agreed by the parties hereto that any Swingline Loan may be repaid by replacing such outstanding Swingline Loan with a Revolving Loan as long as, after giving effect to such replacement, the Outstanding Amount of Revolving Loans does not exceed the Total Revolving Credit Commitment in effect of such time.

(ii)    On the Maturity Date applicable to the Revolving Credit Commitments of any Class, the Borrower shall (A) cancel and return outstanding Letters of Credit (or alternatively, with respect to each outstanding Letter of Credit, furnish to the Administrative Agent a Cash deposit (or if reasonably satisfactory to the relevant Issuing Bank, a “backstop” letter of credit) equal to 103% of the amount of the LC Exposure (minus any amount then on deposit in any Cash collateral account established for the benefit of the relevant Issuing Bank) as of such date, in each case to the extent necessary so that, after giving effect thereto, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of any other Class shall not exceed the Revolving Credit Commitments of such other Class then in effect, (B) prepay Swingline Loans to the extent necessary so that, after giving effect thereto, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of any other Class shall not exceed the Revolving Credit Commitments of such other Class then in effect and (C) make payment in full of all accrued and unpaid fees and all reimbursable expenses and other Obligations with respect to the Revolving Facility of the applicable Class then due, together with accrued and unpaid interest (if any) thereon.

(c)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d)    The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Type and currency thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders or the Issuing Banks and each Lender’s or Issuing Bank’s share thereof.

(e)    The entries made in the accounts maintained pursuant to paragraphs (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any manifest error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement; provided, further, that in the event of any inconsistency between the accounts maintained by the Administrative Agent pursuant to paragraph (d) of this Section and any Lender’s records, the accounts of the Administrative Agent shall govern; provided, further, that in the event of any inconsistency between the Register and any other accounts maintained by the Administrative Agent, the Register shall govern absent manifest error.

(f)    Any Lender may request that any Loan made by it be evidenced by a Promissory Note. In such event, the Borrower shall prepare, execute and deliver a Promissory Note to such Lender payable to such Lender and its registered permitted assigns; it being understood and agreed that such Lender (and/or its applicable permitted assign) shall be required to return such Promissory Note to the Borrower in accordance with Section 9.05(b)(iii) and upon the occurrence of the Termination Date (or as promptly thereafter as practicable). If any Lender loses the original copy of its Promissory Note, it shall execute an affidavit of loss containing an indemnification provision that is reasonably satisfactory to the Borrower. The obligation of each Lender to execute and deliver an affidavit of loss containing an indemnification provision that is reasonably satisfactory to the Borrower shall survive the Termination Date.

Section 2.11.    Prepayment of Loans.

(a)    Optional Prepayments.

(i)    Upon prior notice in accordance with paragraph (a)(iii) of this Section, the Borrower shall have the right at any time and from time to time to prepay any Borrowing of Term Loans of one or more Classes (such Class or Classes to be selected by the Borrower in its sole discretion) in whole or in part without premium or penalty (but subject (A) in the case of Borrowings of Initial Term Loans (including the 2020 Incremental Term Loans) only, to Section 2.12(f) and (B) if applicable, to Section 2.16). Each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages (calculated solely on the basis of the outstanding Term Loans) of the relevant Class.

(ii)    Upon prior notice in accordance with paragraph (a)(iii) of this Section, the Borrower shall have the right at any time and from time to time to prepay any Borrowing of Revolving Loans of any Class or any Borrowing of Swingline Loans, in whole or in part without premium or penalty (but subject to Section 2.16); provided that (A) after the establishment of any Additional Revolving Loans, any such prepayment of any Borrowing of Revolving Loans of any Class shall be subject to the provisions set forth in Section 2.22, 2.23 and/or 9.02, as applicable, and (B) no Borrowing of Revolving Loans may be prepaid unless all Swingline Loans then outstanding, if any, are prepaid concurrently therewith. Each such prepayment shall be paid to the Revolving Lenders in accordance with their respective Applicable Percentages of the relevant Class.

(iii)    The Borrower shall notify the Administrative Agent (and, in the case of a prepayment of a Swingline Loan, the Swingline Lender) in writing of any prepayment under this Section 2.11(a) (A) in the case of any prepayment of a LIBO Rate Borrowing, not later than 1:00 p.m. three Business Days before the date of prepayment, (B) in the case of any prepayment of an ABR Borrowing, not later than 1:00 p.m., one Business Day before the date of prepayment or (C) in the case of any prepayment of a Swingline Loan, not later than 1:00 p.m. on the date of prepayment (or, in each case, such later time as to which the Administrative Agent may reasonably agree). Each such notice shall be irrevocable (except as set forth in the proviso to this sentence) and shall specify the prepayment date and the principal amount of each Borrowing or portion or each relevant Class to be prepaid; provided that any notice of prepayment delivered by the Borrower may be conditioned upon the effectiveness of other transactions, in which case such notice may be revoked or delayed by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice relating to any Borrowing, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount at least equal to the amount that would be permitted in the case of a Borrowing of the same Type and Class as provided in Section 2.02(c), or such lesser amount that is then outstanding with respect to such Borrowing being repaid (and in increments of $100,000 in excess thereof or such lesser incremental amount that is then outstanding with respect to such Borrowing being repaid). Each prepayment of Term Loans shall be applied to the Class or Classes of Term Loans specified in the applicable prepayment notice, and each prepayment of Term Loans of such Class or Classes made pursuant to this Section 2.11(a) shall be applied against the remaining scheduled installments of principal due in respect of the Term Loans of such Class or Classes in the manner specified by the Borrower or, in the absence of any such specification on or prior to the date of the relevant optional prepayment, in direct order of maturity.

(b)    Mandatory Prepayments.

(i)    No later than the fifth Business Day after the date on which the financial statements with respect to each Fiscal Year of the Borrower are required to be delivered pursuant to Section 5.01(b), commencing with the Fiscal Year ending on December 31, 2021, the Borrower shall prepay the outstanding principal amount of Initial Term Loans (including the 2020 Incremental Term Loans) and any Additional Term Loans then subject to ratable prepayment requirements in accordance with clause (vi) of this Section 2.11(b) below in an aggregate principal amount (the “ECF Prepayment Amount”) equal to (A) the Required Excess Cash Flow Percentage of Excess Cash Flow of the Borrower and its Restricted Subsidiaries for the Excess Cash Flow Period then ended, minus (B) at the option of the Borrower, (x) the aggregate principal amount of any optional prepayment, repurchase, redemption or other retirement of any First Lien Debt (and in the case of any such First Lien Debt constituting revolving indebtedness, to the extent accompanied by a permanent reduction in the applicable revolving commitments) prior to the date that the applicable prepayment is due, excluding any such optional prepayments, repurchases, redemptions or other retirements made during such Fiscal Year that reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) in the prior Fiscal Year of the Borrower, (y) the amount of any reduction in the outstanding principal amount of any Term Loan constituting First Lien Debt and/or any other First Lien Debt resulting from any assignment to (and/or purchase by) the Borrower or any Restricted Subsidiary of any such Indebtedness (and in the case of any such Indebtedness constituting revolving indebtedness, to the extent accompanied by a permanent reduction in the applicable revolving commitments) prior to the date that the applicable prepayment is due, in each case, to the extent of the amount paid in Cash by the Borrower or the applicable Restricted Subsidiary in connection with the relevant assignment and/or purchase, excluding any such assignment and/or purchase made during such Fiscal Year that reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) in the prior Fiscal Year and (z) the amount of Scheduled Expenditures consisting of Capital Expenditures, acquisitions and/or other Investments applied during such Fiscal Year of the Borrower or after such Fiscal Year but prior to the date that the applicable prepayment is due (or contractually committed during such Fiscal Year, or after such Fiscal Year but prior to the date that the applicable prepayment is due, to be applied during the immediately succeeding Fiscal Year of the Borrower), excluding any such Scheduled Expenditures made during such Fiscal Year that reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) in the prior Fiscal Year, provided that, in the case of this clause (z), to the extent the aggregate amount actually utilized to finance such Scheduled Expenditures during the immediately succeeding Fiscal Year is less that the contractually committed amount deducted therefor pursuant to this clause (z), the amount of the resulting shortfall shall be added to the calculation of Excess Cash Flow for the next succeeding Fiscal Year), and in each case of the foregoing clauses (x), (y) and (z), only to the extent that such amounts were not financed with the proceeds of long-term Indebtedness (other than revolving Indebtedness); provided that no prepayment under this Section 2.11(b)(i) shall be required unless and solely to the extent that the amount thereof exceeds $2,500,000; provided, further, that if at the time that any such prepayment would be required, the Borrower (or any Restricted Subsidiary of the Borrower) is also required to prepay any First Lien Debt (such Indebtedness required to be so prepaid or offered to be so repurchased, “Other Applicable Indebtedness”) with any portion of the ECF Prepayment Amount, then the Borrower may apply such portion of the ECF Prepayment Amount on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Loans and Other Applicable Indebtedness at such time; provided, that the portion of such ECF Prepayment Amount allocated to the Other Applicable Indebtedness shall not exceed the amount of such ECF Prepayment Amount required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such ECF Prepayment Amount shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.11(b)(i) shall be reduced accordingly; provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such Indebtedness prepaid, the declined amount shall promptly (and in any event within 10 Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof.

(ii)    No later than the fifth Business Day following the receipt of Net Proceeds in respect of any Prepayment Asset Sale or Net Insurance/Condemnation Proceeds, in each case, in excess of $2,500,000 in the aggregate in any Fiscal Year, the Borrower shall apply 100% of the Net Proceeds or Net Insurance/Condemnation Proceeds received with respect thereto in excess of such threshold (collectively, the “Subject Proceeds”) to prepay the outstanding principal amount of Initial Term Loans (including the 2020 Incremental Term Loans) and any Additional Term Loans then subject to ratable prepayment requirements (the “Subject Loans”) in accordance with clause (vi) below; provided that (A) if prior to the date any such prepayment is required to be made in respect of Net Proceeds recovered from a Specified Prepayment Asset Sale or Net Insurance/Condemnation Proceeds, the Borrower notifies the Administrative Agent in writing of the Borrower’s intention to reinvest the applicable Subject Proceeds in the business (other than in Cash or Cash Equivalents) of the Borrower or any of its Restricted Subsidiaries, then so long as no Event of Default then exists, the Borrower shall not be required to make a mandatory prepayment under this clause (ii) in respect of the applicable Subject Proceeds to the extent (x) the applicable Subject Proceeds are so reinvested within 12 months following receipt thereof, or (y) the Borrower or any of its subsidiaries has committed to so reinvest the applicable Subject Proceeds during such 12-month period and the applicable Subject Proceeds are so reinvested within 180 days after the expiration of such 12-month period; it being understood that if the applicable Subject Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the Subject Loans with the amount of applicable Subject Proceeds not so reinvested as set forth above (without regard to the immediately preceding proviso) and (B) if, at the time that any such prepayment would be required hereunder, the Borrower or any of its Restricted Subsidiaries is required to repay or repurchase any Other Applicable Indebtedness (or offer to repurchase such Other Applicable Indebtedness), then the relevant Person may apply the Subject Proceeds on a pro rata basis to the prepayment of the Subject Loans and to the repurchase or repayment of the Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Subject Loans and the Other Applicable Indebtedness (or accreted amount if such Other Applicable Indebtedness is issued with original issue discount) at such time); it being understood that (1) the portion of the Subject Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of the Subject Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, (and the remaining amount, if any, of the Subject Proceeds shall be allocated to the Subject Loans in accordance with the terms hereof), and the amount of the prepayment of the Subject Loans that would have otherwise been required pursuant to this Section 2.11(b)(ii) shall be reduced accordingly and (2) to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within 10 Business Days after the date of such rejection) be applied to prepay the Subject Loans in accordance with the terms hereof.

(iii)    In the event that the Borrower or any of its Restricted Subsidiaries receives Net Proceeds from the issuance or incurrence of Indebtedness by the Borrower or any of its Restricted Subsidiaries (other than Indebtedness that is permitted to be incurred under Section 6.01, except to the extent the relevant Indebtedness constitutes (A) Refinancing Indebtedness (including Replacement Debt) incurred to refinance all or a portion of any Class of Term Loans pursuant to Section 6.01(p), (B) Incremental Loans incurred in reliance on clause (b) of the definition of “Incremental Cap” to refinance all or a portion of any Class of Term Loans pursuant to Section 2.22, (C) Replacement Term Loans incurred to refinance all or any portion of any Class of Term Loans in accordance with the requirements of Section 9.02(c) and/or (D) Incremental Equivalent Debt incurred to refinance all or a portion of the Loans in accordance with the requirements of the definition thereof, in each case to the extent required by the terms thereof to prepay or offer to prepay such Indebtedness), the Borrower shall, promptly upon (and in any event not later than two Business Days thereafter) the receipt of such Net Proceeds by the Borrower or its applicable Restricted Subsidiary, apply an amount equal to 100% of such Net Proceeds to prepay the outstanding principal amount of the relevant Class or Classes of Term Loans in accordance with clause (vi) below.

(iv)    Notwithstanding anything in this Section 2.11(b) to the contrary:

(A)    the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) above to the extent that the relevant Excess Cash Flow is generated by any Foreign Subsidiary or any Domestic Subsidiary of any Foreign Subsidiary (any such Person, a “Specified Subsidiary”), the relevant Prepayment Asset Sale is consummated by any Specified Subsidiary or the relevant Net Insurance/Condemnation Proceeds are received by any Specified Subsidiary, as the case may be, for so long as the repatriation and/or other transfer to the Borrower of any such amount would be, in the good faith determination of the Borrower, prohibited, restricted or delayed under any Requirement of Law (including for the avoidance of doubt Requirements of Law relating to financial assistance, corporate benefit, thin capitalization, capital maintenance and similar legal principles, restrictions on upstreaming and/or cross-streaming of Cash intra-group and Requirements of Law relating to the fiduciary and/or statutory duties of the directors (or equivalent Persons) of the Borrower and/or any of its Restricted Subsidiaries) or would conflict with the fiduciary and/or statutory duties of such Specified Subsidiary’s directors (or equivalent Persons), or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member of management or consultant of such Specified Subsidiary (it being agreed that, solely within 365 days following the end of the applicable Excess Cash Flow Period or the event giving rise to the relevant Subject Proceeds, the Borrower shall take all commercially reasonable actions required by applicable Requirements of Law to permit such repatriation and/or other transfer) (it being understood that if the repatriation and/or other transfer of the relevant affected Excess Cash Flow or Subject Proceeds, as the case may be, is permitted under the applicable Requirement of Law and, to the extent applicable, would no longer conflict with the fiduciary and/or statutory duties of such director, or result in, or be reasonably expected to result in, a material risk of personal or criminal liability for the Persons described above, in either case, within 365 days following the end of the applicable Excess Cash Flow Period or the event giving rise to the relevant Subject Proceeds, the relevant Specified Subsidiary will promptly repatriate and/or transfer the relevant Excess Cash Flow or Subject Proceeds, as the case may be, and the repatriated or transferred Excess Cash Flow or Subject Proceeds, as the case may be, will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional Taxes payable or reserved against such Excess Cash Flow as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.11(b) to the extent required herein (without regard to this clause (iv))),

(B)    the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) to the extent that the relevant Excess Cash Flow is generated by any joint venture or the relevant Subject Proceeds are received by any joint venture, in each case, for so long as the distribution and/or other transfer to the Borrower of such Excess Cash Flow or Subject Proceeds would, in the good faith determination of the Borrower, be prohibited under the Organizational Documents governing such joint venture; it being understood that if the relevant prohibition ceases to exist within the 365-day period following the end of the applicable Excess Cash Flow Period or the event giving rise to the relevant Subject Proceeds, the relevant joint venture will promptly distribute the relevant Excess Cash Flow or the relevant Subject Proceeds, as the case may be, and the distributed or otherwise transferred Excess Cash Flow or Subject Proceeds, as the case may be, will be promptly (and in any event not later than two Business Days after such distribution and/or other transfer) applied to the repayment of the Term Loans pursuant to this Section 2.11(b) to the extent required herein (without regard to this clause (iv)),

(C)    the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) to the extent that the relevant Excess Cash Flow is generated by any Foreign Subsidiary that is not a Loan Party or the relevant Subject Proceeds are received by any Foreign Subsidiary that is not a Loan Party, in each case, for so long as the Borrower determines in good faith that the distribution to the Borrower of such Excess Cash Flow or Subject Proceeds would be prohibited under an agreement permitted pursuant to Section 6.05 by which such Foreign Subsidiary is bound governing any Indebtedness; it being understood that if the relevant prohibition ceases to exist within the 365-day period following the end of the applicable Excess Cash Flow Period or the event giving rise to the relevant Subject Proceeds, the relevant Foreign Subsidiary will promptly distribute the relevant Excess Cash Flow or the relevant Subject Proceeds, as the case may be, and the distributed Excess Cash Flow or Subject Proceeds, as the case may be, will be promptly (and in any event not later than two Business Days after such distribution) applied to the repayment of the Term Loans pursuant to this Section 2.11(b) to the extent required herein (without regard to this clause (iv)), and

(D)    if the Borrower determines in good faith that the repatriation (or other intercompany distribution or transfer) to the Borrower, directly or indirectly, from a Specified Subsidiary as a distribution or dividend (or other intercompany transfer) of any amount required to mandatorily prepay the Term Loans pursuant to Sections 2.11(b)(i) or (ii) above would result in a material and adverse Tax liability (including any withholding Tax) being incurred by Holdings, the Borrower or any of its Restricted Subsidiaries (such amount, a “Restricted Amount”), the amount that the Borrower shall be required to mandatorily prepay pursuant to Sections 2.11(b)(i) or (ii) above, as applicable, shall be reduced by the Restricted Amount; provided that to the extent that the repatriation (or other intercompany distribution or transfer) of the relevant Subject Proceeds or Excess Cash Flow, directly or indirectly, from the relevant Specified Subsidiary would no longer have a material and adverse tax consequence within the 365-day period following the event giving rise to the relevant Subject Proceeds or the end of the applicable Excess Cash Flow Period, as the case may be, an amount equal to the Subject Proceeds or Excess Cash Flow, as applicable and to the extent available, not previously applied pursuant to this clause (C), shall be promptly applied to the repayment of the Term Loans pursuant to Section 2.11(b) as otherwise required above;

(v)    Any Term Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, prior to any prepayment of Term Loans required to be made by the Borrower pursuant to this Section 2.11(b), to decline all (but not a portion) of its Applicable Percentage (calculated solely on the basis of the outstanding Term Loans) of such prepayment (such declined amounts, the “Declined Proceeds”); provided that (A) in the event that any Term Lender elects to decline (or otherwise waives) receipt of such Declined Proceeds in accordance with the terms hereof, the remaining amount thereof may be retained by the Borrower and (B) for the avoidance of doubt, no Lender may reject any prepayment made under Section 2.11(b)(iii) above to the extent that such prepayment is made with the Net Proceeds of (w) Refinancing Indebtedness (including Replacement Debt) incurred to refinance all or a portion of the Term Loans pursuant to Section 6.01(p), (x) Incremental Loans incurred to refinance all or a portion of the Term Loans pursuant to Section 2.22, (y) Replacement Term Loans incurred to refinance all or any portion of the Term Loans in accordance with the requirements of Section 9.02(c) and/or (z) Incremental Equivalent Debt incurred to refinance all or a portion of the Loans in accordance with the requirements of the definition thereof. If any Lender fails to deliver a written notice to the Administrative Agent of its election to decline receipt of its Applicable Percentage (calculated solely on the basis of the outstanding Term Loans) of any mandatory prepayment within the time frame specified by the Administrative Agent, such failure will be deemed to constitute an acceptance of such Lender’s Applicable Percentage (calculated solely on the basis of the outstanding Term Loans) of the total amount of such mandatory prepayment of Term Loans.

(vi)    Except as otherwise contemplated by this Agreement or provided in, or intended with respect to, any Refinancing Amendment, any Incremental Facility Amendment or any Extension Amendment or any Replacement Debt (provided, that such Refinancing Amendment, Incremental Facility Amendment or Extension Amendment may not provide that the applicable Class of Term Loans receive a greater than pro rata portion of any prepayment of Term Loans pursuant to Section 2.11(b) than would otherwise be permitted by this Agreement), in each case effectuated or issued in a manner consistent with this Agreement, each prepayment of Term Loans pursuant to Section 2.11(b) shall be applied ratably to each Class of Term Loans then outstanding that is pari passu with the Initial Term Loans in right of payment and with respect to security (provided that any prepayment of Term Loans with the Net Proceeds of any Refinancing Indebtedness, Incremental Term Facility or Replacement Term Loans shall be applied to the applicable Class of Term Loans being refinanced or replaced). With respect to each relevant Class of Term Loans, all accepted prepayments under this Section 2.11(b) shall be applied against the remaining scheduled installments of principal due in respect of such Term Loans as directed by the Borrower (or, in the absence of direction from the Borrower, to the remaining scheduled amortization payments in respect of such Term Loans in direct order of maturity), and each such prepayment shall be paid to the Term Lenders in accordance with their respective Applicable Percentage (calculated solely on the basis of the outstanding Term Loans) of the applicable Class. If no Lenders exercise the right to waive a prepayment of the Term Loans pursuant to Section 2.11(b)(v), the amount of such mandatory prepayments shall be applied first to the then outstanding Term Loans that are ABR Loans to the full extent thereof and then to the then outstanding Term Loans that are LIBO Rate Loans in a manner that minimizes the amount of any payment required to be made by the Borrower pursuant to Section 2.16.

(vii)    (A) In the event that on any Revaluation Date (after giving effect to the determination of the Outstanding Amount of each Revolving Loan, Swingline Loan and/or LC Obligation) the aggregate Revolving Credit Exposure exceeds an amount equal to 105% of the Total Revolving Credit Commitment then in effect, the Borrower shall, within five Business Days of receipt of notice from the Administrative Agent, prepay the Revolving Loans or Swingline Loans and/or reduce LC Exposure (in each case, taking the Dollar Equivalent of any amount denominated in an Alternate Currency), in an aggregate amount sufficient to reduce such aggregate Revolving Credit Exposure as of the date of such payment to an amount not to exceed 100% of the Total Revolving Credit Commitment then in effect by taking any of the following actions as it shall determine at its sole discretion: (I) prepayment of Revolving Loans or Swingline Loans in accordance with Section 2.11(a)(ii) and/or (II) with respect to any excess LC Exposure, deposit of Cash in the LC Collateral Account or the backstop” or replacement of the applicable Letters of Credit, in each case, in an amount equal to 103% of such excess LC Exposure (minus the amount then on deposit in the LC Collateral Account).

(B)    Each prepayment of any Revolving Loan Borrowing under this Section 2.11(b)(vii) shall be paid to the Revolving Lenders in accordance with their respective Applicable Percentages of the applicable Class.

(viii)    Prepayments made under this Section 2.11(b) shall be (A) accompanied by accrued interest as required by Section 2.13, (B) subject to Section 2.16 and (C) except in the case of prepayments of Initial Term Loans (including the 2020 Incremental Term Loans) under clause (iii) above, to the extent they are subject to Section 2.12(f), without premium or penalty.

Section 2.12.    Fees.

(a)    The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender of any Class (other than any Defaulting Lender) a commitment fee, which shall accrue at a rate equal to the Facility Fee Rate per annum applicable to the Revolving Credit Commitments of such Class on the average daily amount of the unused Revolving Credit Commitment of such Class of such Revolving Lender during the period from and including the Closing Date to the date on which such Lender’s Revolving Credit Commitment of such Class terminates. Accrued commitment fees shall be payable in arrears on the last day of each Fiscal Quarter of the Borrower (commencing June 30, 2020) for the quarterly period then ended (or, in the case of the payment made on June 30, 2020, for the period from the Closing Date to such date), and on the date on which the Revolving Credit Commitments of the applicable Class terminate. For purposes of calculating the commitment fee only, the Revolving Credit Commitment of any Class of any Revolving Lender shall be deemed to be used to the extent of Revolving Loans of such Class of such Revolving Lender and the LC Exposure of such Revolving Lender attributable to its Revolving Credit Commitment of such Class, and no portion of the Revolving Credit Commitment of any Class shall be deemed used as a result of outstanding Swingline Loans.

(b)    The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender of any Class a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Revolving Loans of such Class that are LIBO Rate Loans on the daily face amount of such Lender’s LC Exposure attributable to its Revolving Credit Commitment of such Class (excluding any portion thereof that is attributable to unreimbursed LC Disbursements), during the period from and including the Closing Date to the earlier of (A) the later of the date on which such Revolving Lender’s Revolving Credit Commitment of such Class terminates and the date on which such Revolving Lender ceases to have any LC Exposure attributable to its Revolving Credit Commitment of such Class and (B) the Termination Date, and (ii) to each Issuing Bank(or in the case of a Support Agreement Issuing Bank, to the Administrative Agent or the applicable

Revolving Lender), for its own account, a fronting fee, in respect of each Letter of Credit issued by such Issuing Bank for the period from the date of issuance of such Letter of Credit to the earlier of (A) the expiration date of such Letter of Credit, (B) the date on which such Letter of Credit terminates or (C) the Termination Date), computed at a rate equal to the rate agreed by such Issuing Bank (or, in the case of a Support Agreement Issuing Bank, the Administrative Agent or the applicable Revolving Lender) and the Borrower (but in any event not to exceed 0.125% per annum) of the daily face amount of such Letter of Credit, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees shall accrue to but excluding the last day of each Fiscal Quarter of the Borrower and be payable in arrears for the quarterly period then ended (or, in the case of the payment made on June 30, 2020, for the period from the Closing Date to such date) on the last day of each Fiscal Quarter of the Borrower (commencing, if applicable, June 30, 2020); provided that all such fees shall be payable on the date on which the Revolving Credit Commitments of the applicable Class terminate, and any such fees accruing after the date on which the Revolving Credit Commitments of the applicable Class terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after receipt of a written demand (accompanied by reasonable back-up documentation) therefor.

(c)    [Reserved].

(d)    The Borrower agrees to pay to the Administrative Agent, for its own account, the annual administration fee described in the Fee Letter.

(e)    All fees payable hereunder shall be paid on the dates due, in Dollars and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to any Issuing Bank). Fees paid shall not be refundable under any circumstances except as otherwise provided in the Fee Letter. Fees payable hereunder shall accrue through and including the last day of the month immediately preceding the applicable fee payment date.

(f)    Other than in connection with a Change of Control or a Qualifying IPO, in the event that on or prior to July 8, 2022, the Borrower prepays pursuant to Section 2.11(a)(i) or prepays or refinances any Initial Term Loans (including any 2020 Incremental Term Loans) pursuant to Section 2.11(b)(iii) (it being understood and agreed for the avoidance of doubt that prepayments as a result of assignments made pursuant to Section 9.05(g) hereof shall not be subject to this Section 2.12(f)), or repays the Initial Term Loans (including any 2020 Incremental Term Loans) following an acceleration (including any automatic acceleration as a result of an Event of Default under clauses (f) or (g) of Section 7.01 or as a result of applicable law) of the Initial Term Loans (including any 2020 Incremental Term Loans) after an acceleration in accordance with Section 7.01, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Initial Term Lenders (including any Lender whose Loans are repaid or replaced pursuant to Section 2.19(b)(iv)), a premium of (i) 2.00% of the aggregate principal amount of the Initial Term Loans (including any 2020 Incremental Term Loans) so prepaid, repaid or refinanced prior to July 8, 2021 and (ii) 1.00% of the aggregate principal amount of the Initial Term Loans (including any 2020 Incremental Term Loans) so prepaid, repaid, or refinanced on or after July 8, 2021, but prior to July 8, 2022. All such amounts shall be due and payable on the date of the relevant prepayment pursuant to Sections 2.11(a)(i), 2.11(b)(iii) or Section 7.01. For the avoidance of doubt, no prepayment premium shall be payable pursuant to this Section 2.12(f) in connection with any repayment, prepayment or refinancing of Initial Term Loans (including any 2020 Incremental Term Loans) on or after July 8, 2022.

(g)    Unless otherwise indicated herein, all computations of fees shall be made on the basis of a 360-day year and shall be payable for the actual days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of the amount of any fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.13.    Interest.

(a)    The Term Loans, the Revolving Loans and the Swingline Loans, in each case, comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)    The Term Loans and Revolving Loans comprising each LIBO Rate Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)    [Reserved].

(d)    Notwithstanding the foregoing but in all cases subject to Section 9.05(f), at any time when an Event of Default under Section 7.01(a) or Sections 7.01(f) or (g) is continuing, if any principal of or interest on any Term Loan or Revolving Loan, any LC Disbursement or any fee payable by the Borrower hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, to the fullest extent permitted by applicable Requirements of Law, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal or interest of any Term Loan, Revolving Loan or unreimbursed LC Disbursement, 2.00% plus the rate otherwise applicable to such Term Loan, Revolving Loan or LC Disbursement as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to Revolving Loans that are ABR Loans as provided in paragraph (a) of this Section; provided that no amount shall accrue pursuant to this Section 2.13(d) on any overdue amount, reimbursement obligation in respect of any LC Disbursement or other amount that is payable to any Defaulting Lender so long as such Lender is a Defaulting Lender.

(e)    Accrued interest on each Term Loan, Revolving Loan and each Swingline Loan shall be payable in arrears on each Interest Payment Date for such Term Loan, Revolving Loan or Swingline Loan and (i) on the Maturity Date applicable to such Loan, (ii) in the case of a Revolving Loan of any Class, upon termination of the Revolving Credit Commitments of such Class and in the case of any Swingline Loan, upon termination of all of the Revolving Credit Commitments, as applicable; provided that (A) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (B) in the event of any repayment or prepayment of any Term Loan, Revolving Loan (other than an ABR Revolving Loan of any Class prior to the termination of the Revolving Credit Commitments of such Class) or Swingline Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any LIBO Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan or Revolving Loan shall be payable on the effective date of such conversion.

(f)    All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest shall accrue on each Loan for the day on which the Loan is made and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

Section 2.14.    Alternate Rate of Interest. If at least two Business Days prior to the commencement of any Interest Period for a LIBO Rate Borrowing:

(a)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

(b)    the Administrative Agent is advised by the Required Lenders in writing that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall promptly give notice thereof to the Borrower and the Lenders by telephone, facsimile or electronic mail promptly thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, which the Administrative Agent agrees promptly to do, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBO Rate Borrowing shall be ineffective and such Borrowing shall be converted to an ABR on the last day of the Interest Period applicable thereto, and (ii) if any Borrowing Request requests a LIBO Rate Borrowing, such Borrowing shall be made as an ABR Borrowing (or, in the case of a pending request for a Borrowing denominated in any Alternate Currency, the Borrower and the Revolving Lenders shall establish a mutually acceptable alternative rate) on the last day of the Interest Period applicable thereto, and (ii) if any Borrowing Request requests a LIBO Rate Borrowing, such Borrowing shall be made as an ABR Borrowing (or, in the case of a pending request for a Borrowing denominated in any Alternate Currency, the Borrower and the Revolving Lenders shall establish a mutually acceptable alternative rate).

Section 2.15.    Increased Costs.

(a)    If any Change in Law:

(i)    imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the LIBO Rate) or Issuing Bank;

(ii)    subject any Lender or Issuing Bank to any Taxes (other than (A) Indemnified Taxes and Other Taxes indemnifiable under Section 2.17, (B) Taxes described in clauses (c) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) on or with respect to its loans, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)    imposes on any Lender or Issuing Bank or the London interbank market any other condition (other than Taxes) affecting this Agreement or LIBO Rate Loans made by any Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing is to increase the cost to the relevant Lender of making or maintaining any LIBO Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise) in respect of any LIBO Rate Loan or Letter of Credit in an amount deemed by such Lender or Issuing Bank to be material, then, within 30 days after the Borrower’s receipt of the certificate contemplated by paragraph (c) of this Section, the Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered; provided that the Borrower shall not be liable for such compensation if (x) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto, (y) such Lender invokes Section 2.20 or (z) in the case of requests for reimbursement under clause (iii) above resulting from a market disruption, (A) the relevant circumstances are not generally affecting the banking market or (B) the applicable request has not been made by Lenders constituting Required Lenders.

(b)    If any Lender or Issuing Bank determines that any Change in Law regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law other than due to Taxes (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to liquidity or capital adequacy), then within 30 days of receipt by the Borrower of the certificate contemplated by paragraph (c) of this Section the Borrower will pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c)    Any Lender or Issuing Bank requesting compensation under this Section 2.15 shall be required to deliver a certificate to the Borrower that (i) sets forth the amount or amounts necessary to compensate such Lender or Issuing Bank or the holding company thereof, as applicable, as specified in paragraph (a) or (b) of this Section, (ii) sets forth, in reasonable detail, the manner in which such amount or amounts were determined and (iii) certifies that such Lender or Issuing Bank is generally charging such amounts to similarly situated borrowers, which certificate shall be conclusive absent manifest error.

(d)    Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided, however that the Borrower shall not be required to compensate any Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16.    Break Funding Payments. Subject to Section 9.05(f), in the event of (a) the conversion or prepayment of any principal of any LIBO Rate Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), (b) the failure to borrow, convert, continue or prepay any LIBO Rate Loan on the date or in the amount specified in any notice delivered pursuant hereto or (c) the assignment of any LIBO Rate Loan of any Lender other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the actual amount of any actual out-of-pocket loss, expense and/or liability (including any actual out-of-pocket loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain LIBO Rate loans, but excluding loss of anticipated profit) that such Lender may incur or sustain as a result of such event. Any Lender requesting compensation under this Section 2.16 shall be required to deliver a certificate to the Borrower that (A) sets forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, the basis therefor and, in reasonable detail, the manner in which such amount or amounts were determined and (B) certifies that such Lender is generally charging the relevant amounts to similarly situated borrowers, which certificate shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

Section 2.17.    Taxes.

(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction for any Taxes, except as required by applicable Requirements of Law. If any applicable Requirements of Law (as determined in the good faith of the applicable withholding agent) requires the deduction or withholding of any Tax from any such payment, then (i) if such Tax is an Indemnified Tax and/or Other Tax, the amount payable by the applicable Loan Party shall be increased as necessary so that after all required deductions or withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.17) each Lender (or, in the case of any payment made to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(b)    Payment of Other Taxes. In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law or at the option of the Administrative Agent timely reimburse it for the payment of Other Taxes.

(c)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender within 30 days after receipt of the certificate described in the succeeding sentence, for the full amount of any Indemnified Taxes or Other Taxes payable or paid by the Administrative Agent or such Lender, as applicable (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), other than any penalties determined by a final and non-appealable judgment of a court of competent jurisdiction (or documented in any settlement agreement) to have resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent or such Lender, and, in each case, any reasonable expenses arising therefrom or with respect thereto, whether or not correctly or legally imposed or asserted; provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, the Administrative Agent or such Lender, as applicable, will use reasonable efforts to cooperate with the Borrower to obtain a refund of such Taxes (which shall be repaid to the Borrower in accordance with Section 2.17(g)) at the expense of the Loan Parties, so long as such efforts would not, in the sole determination of the Administrative Agent or such Lender, result in any additional out-of-pocket costs or expenses not reimbursed by the Loan Parties or be otherwise materially disadvantageous to the Administrative Agent or such Lender, as applicable. In connection with any request for reimbursement under this Section 2.17(c), the relevant Lender or the Administrative Agent, as applicable, shall deliver a certificate to the Borrower setting forth, in reasonable detail, the basis and calculation of the amount of the relevant payment or liability. Notwithstanding anything to the contrary contained in this Section 2.17, no Borrower shall be required to indemnify the Administrative Agent or any Lender pursuant to this Section 2.17 for any amount to the extent the Administrative Agent or such Lender fails to notify the Borrower of such possible indemnification claim within 180 days after the Administrative Agent or such Lender receives written notice from the applicable taxing authority of the specific tax assessment giving rise to such indemnification claim.

(d)    [Reserved].

(e)    Evidence of Payments. As soon as practicable after any payment of any Taxes pursuant to this Section 2.17 by any Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued, if any, by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment that is reasonably satisfactory to the Administrative Agent.

(f)    Status of Lenders.

(i)    Any Lender that is entitled to an exemption from or reduction of any withholding Tax with respect to any payment made under any Loan Document shall deliver to the Borrower and the Administrative Agent (or, in the event that the Administrative Agent shall appoint another Person as a sub-agent responsible for U.S. federal income tax withholding with respect to any payment made under any Loan Document pursuant to a sub-agency agreement then in effect with the Administrative Agent in accordance with the provisions of Section 8.06, such Person), at the time or times reasonably requested by the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent), such properly completed and executed documentation as the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent)may reasonably request to permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent), shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent) as will enable the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent) to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each Lender hereby authorizes the Administrative Agent (or the applicable Person acting as sub-agent) to deliver to the Borrower and to any successor Administrative Agent any documentation provided to the Administrative Agent (or the applicable Person acting as sub-agent) pursuant to this Section 2.17(f). Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (f)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)    Without limiting the generality of the foregoing,

(A)    each Lender that is a US Person shall deliver to the Borrower and the Administrative Agent (or the applicable Person acting as sub-agent) on or prior to the date on which it becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent)), two executed copies of IRS Form W-9 certifying that such Lender is exempt from US federal backup withholding;

(B)    each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (or the applicable Person acting as sub-agent) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent)), whichever of the following is applicable:

(1)    in the case of any Foreign Lender claiming the benefits of an income tax treaty to which the US is a party, two executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing any available exemption from, or reduction of, US federal withholding Tax;

(2)    two executed copies of IRS Form W-8ECI (or any successor forms);

(3)    in the case of any Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, (x) two executed copies of a certificate substantially in the form of Exhibit O-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and that no payments of interest payable to such Lender hereunder are effectively connected with the conduct of a US trade or business (a “Tax Compliance Certificate”) and (y) two executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable (or any successor forms); or

(4)    to the extent any Foreign Lender is not the beneficial owner (e.g., where the Foreign Lender is a partnership or participating Lender), two executed copies of IRS Form W-8IMY (or any successor forms), accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a Tax Compliance Certificate substantially in the form of Exhibit O-2, Exhibit O-3 or Exhibit O-4, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if such Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a Tax Compliance Certificate substantially in the form of Exhibit O-3 on behalf of each such direct or indirect partner(s);

(C)    each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (or the applicable Person acting as sub-agent)on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent)), two executed copies of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in US federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent) to determine the withholding or deduction required to be made; and

(D)    if a payment made to any Lender under any Loan Document would be subject to US federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent (or the applicable Person acting as sub-agent) at the time or times prescribed by applicable Requirements of Law and at such time or times reasonably requested by the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent) such documentation as is prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) as may be necessary for the Borrower and the Administrative Agent (or the applicable Person acting as sub-agent) to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

For the avoidance of doubt, if a Lender is an entity disregarded from its owner for US federal income tax purposes, references to the foregoing documentation are intended to refer to documentation with respect to such Lender’s owner and, as applicable, such Lender.

Each Lender agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect (including any specific documentation required above in this Section 2.17(f)), it shall deliver to the Borrower and the Administrative Agent (or the applicable Person acting as sub-agent) updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent (or the applicable Person acting as sub-agent)) or promptly notify the Borrower and the Administrative Agent (or the applicable Person acting as sub-agent) in writing of its legal ineligibility to do so.

(g)    Treatment of Certain Refunds. If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund (whether received in cash or applied as a credit against any cash taxes payable) of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the Administrative Agent or any Lender be required to pay any amount to the Borrower pursuant to this paragraph (g) to the extent that the payment thereof would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the position that the Administrative Agent or such Lender would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.17 shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the relevant Loan Party or any other Person.

(h)    Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent (or the applicable Person acting as sub-agent) or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i)    Definition of “Lender”. For the avoidance of doubt, the term “Lender” shall, for all purposes of this Section 2.17, include any Issuing Bank and any Swingline Lender.

(j)    Certain Documentation. On or before the date the Administrative Agent becomes a party to this Agreement, the Administrative Agent (or the applicable Person acting as sub-agent) shall deliver to the Borrower whichever of the following is applicable: (i) if the Administrative Agent (or the applicable Person acting as sub-agent) is a US Person, two executed copies of IRS Form W-9 certifying that such Administrative Agent (or the applicable Person acting as sub-agent) is exempt from US federal backup withholding or (ii) if the Administrative Agent (or the applicable Person acting as sub-agent) is not a US Person, (A) with respect to payments received for its own account, two executed copies of IRS Form W-8ECI or IRS Form W-8BEN-E, as applicable and (ii) with respect to payments received on account of any Lender, two executed copies of IRS Form W-8IMY (together with all required accompanying documentation) certifying that the Administrative Agent (or the applicable Person acting as sub-agent) is a US branch and may be treated as a United States person for purposes of applicable US federal withholding Tax. At any time thereafter, the Administrative Agent (or the applicable Person acting as sub-agent) shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrower. Notwithstanding anything to the contrary in this Section 2.17(j), the Administrative Agent (or the applicable Person acting as sub-agent) shall not be required to provide any documentation that the Administrative Agent (or the applicable Person acting as sub-agent) is not legally eligible to deliver as a result of a Change in Law after the Closing Date. For the avoidance of doubt, and notwithstanding anything to the contrary under any Loan Document, the Administrative Agent shall be permitted to perform any and all of its duties and to exercise its rights and powers hereunder or under any other Loan Document (including its rights to receive payments under any Loan Document (including payments received on behalf of any

Lender) and any U.S. federal income Tax withholding and/or reporting obligations associated with receipt of such payments) by or through any one or more Persons appointed as sub-agent by the Administrative Agent pursuant to a sub-agency agreement.

Section 2.18.    Payments Generally; Allocation of Proceeds; Sharing of Payments.

(a)    Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, reimbursements of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 3:00 p.m. on the date when due. Each such payment shall be made in immediately available funds (or such other form of consideration as the relevant Lender may agree), without set-off or counterclaim. Any amount received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated by the Administrative Agent to the Borrower, except that payments pursuant to Sections 2.15, 2.16, 2.17 and/or 9.03 shall be made directly to the Person or Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as provided in Sections 2.19(b) and 2.20, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans of a given Class and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type (and of the same Class) shall be allocated pro rata among the Lenders in accordance with their respective Applicable Percentages (calculated, in the case of Term Loan Borrowings, solely on the basis of the outstanding Term Loans) of the applicable Class. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount. All payments hereunder shall be made in Dollars or the relevant Alternate Currency, as applicable (or such other form of consideration as the relevant recipient may agree). Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b)    Subject in all respects to the provisions of any Acceptable Intercreditor Agreement, all proceeds of Collateral received by the Administrative Agent while an Event of Default exists and all or any portion of the Loans have been accelerated hereunder pursuant to Section 7.01, shall be applied, first, on a pro rata basis, to pay any fees, indemnities, liabilities, obligations or expense reimbursements then due to the Administrative Agent (including with respect to outstanding Letters of Credit (and the related Support Agreements)) or to any Issuing Bank from the Borrower constituting Secured Obligations, second, on a pro rata basis in accordance with the amounts of the Secured Obligations (other than contingent indemnification obligations for which no claim has yet been made) owed to the Secured Parties on the date of any such distribution, to the payment in full of the Secured Obligations (including Obligations under Support Agreements and including, with respect to LC Exposure, an amount to be paid to the Administrative Agent equal to 103% of the LC Exposure (minus the amount then on deposit in the LC Collateral Account) on such date, to be held in the LC Collateral Account as Cash collateral for such Obligations); provided that if any Letter of Credit expires undrawn, then any Cash collateral held to secure the related LC Exposure shall be applied in accordance with this Section 2.18(b), beginning with clause first above, third, as provided in any Acceptable Intercreditor Agreement, and fourth, to, or at the direction of, the Borrower or as a court of competent jurisdiction may otherwise direct.

(c)    If any Lender obtains payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in respect of any principal of or interest on any of its Loans of any Class or participations in LC Disbursements or Swingline Loans held by it resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of such Class and participations in LC Disbursements or Swingline Loans and accrued interest thereon than the proportion received by any other Lender with Loans of such Class and participations in LC Disbursements or Swingline Loans, then the Lender receiving such greater proportion shall purchase (for Cash at face value) participations in the Loans of such Class and sub-participations in LC Disbursements or Swingline Loans of other Lenders of such Class at such time outstanding to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class and participations in LC Disbursements or Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by any Lender as consideration for the assignment of or sale of a participation in any of its Loans to any permitted assignee or participant, including any payment made or deemed made in connection with Sections 2.22, 2.23, 9.02(c) and/or Section 9.05. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise rights of set-off and counterclaim against the Borrower with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.18(c) and will, in each case, notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.18(c) shall from and after the date of such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

(d)    Unless the Administrative Agent has received written notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lender or any Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lender or Issuing Bank the amount due. In such event, if the Borrower has not in fact made such payment, then each Lender or the applicable Issuing Bank severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)    If any Lender fails to make any payment required to be made by it pursuant to Section 2.07(b) or Section 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amount thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.19.    Mitigation Obligations; Replacement of Lenders.

(a)    If any Lender requests compensation under Section 2.15 or determines it can no longer make or maintain LIBO Rate Loans pursuant to Section 2.20, or any Loan Party is required to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future or mitigate the impact of Section 2.20, as the case may be, and (ii) would not subject such Lender to any unreimbursed out-of-pocket cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)    If (i) any Lender requests compensation under Section 2.15 or determines it can no longer make or maintain LIBO Rate Loans pursuant to Section 2.20, (ii) any Loan Party is required to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender is a Defaulting Lender or (iv) in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender”, “each Revolving Lender” or “each Lender directly affected thereby” (or any other Class or group of Lenders other than the Required Lenders) with respect to which Required Lender or Required Revolving Lender consent (or the consent of Lenders holding loans or commitments of such Class or lesser group representing more than 50% of the sum of the total loans and unused commitments of such Class or lesser group at such time) has been obtained, as applicable, any Lender is a non-consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (x) terminate the applicable Commitments of such Lender, and repay all Obligations of the Borrower owing to such Lender relating to the applicable Loans and participations held by such Lender as of such termination date (provided that, if, after giving effect such termination and repayment, the aggregate amount of the Revolving Credit Exposure of any Class exceeds the aggregate amount of the Revolving Credit Commitments of such Class then in effect, then the Borrower shall, not later than the next Business Day, prepay one or more Revolving Loan Borrowings of the applicable Class (and, if no Revolving Loan Borrowings of such Class are outstanding, deposit Cash collateral in the LC Collateral Account) in an amount necessary to eliminate such excess) or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that assumes such obligations (which Eligible Assignee may be another Lender, if any Lender accepts such assignment); provided that (A) such Lender has received payment of an amount equal to the outstanding principal amount of its Loans and, if applicable, participations in LC Disbursements or Swingline Loans, in each case of such Class of Loans and/or Commitments, accrued interest thereon, accrued fees and all other amounts payable to it under any Loan Document with respect to such Class of Loans and/or Commitments, (B) in the case of any assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment would result in a reduction in such compensation or payments and (C) such assignment does not conflict with applicable Requirements of Law. No Lender (other than a Defaulting Lender) shall be required to make any such assignment and delegation, and the Borrower may not repay the Obligations of such Lender or terminate its Commitments, if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender agrees that if it is replaced pursuant to this Section 2.19, it shall execute and deliver to the Administrative Agent an Assignment Agreement to evidence such sale and purchase and shall deliver to the Administrative Agent any Promissory Note (if the assigning Lender’s Loans are evidenced by one or more Promissory Notes) subject to such Assignment Agreement (provided that the failure of any Lender replaced pursuant to this Section 2.19 to execute an Assignment Agreement or deliver any such Promissory Note shall not render such sale and purchase (and the corresponding assignment) invalid), such assignment shall be recorded in the Register and any such Promissory Note shall be deemed cancelled. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, with prior written notice to such Lender, to take any action and to execute any such Assignment Agreement or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (b). To the extent that any Lender is replaced pursuant to Section 2.19(b)(iv) in connection with a transaction requiring payment of a fee pursuant to Section 2.12(f), the Borrower shall pay to each Lender being replaced as a result of such transaction the fee set forth in Section 2.12(f).

Section 2.20.    Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to the Published LIBO Rate (whether denominated in Dollars or an Alternate Currency), or to determine or charge interest rates based upon the Published LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of Dollars or any Alternate Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue LIBO Rate Loans in the effected currency or currencies or to convert ABR Loans to LIBO Rate Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Published LIBO Rate component of the Alternate Base Rate, the interest rate on which ABR Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Published LIBO Rate component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist (which notice such Lender agrees to give promptly). Upon receipt of such notice, (x) the Borrower shall, upon demand from the relevant Lender (with a copy to the Administrative Agent), prepay or (I) if applicable and such Loans are denominated in Dollars, convert all of such Lender’s LIBO Rate Loans to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Published LIBO Rate component of the Alternate Base Rate) or (II) if applicable and such Loans are denominated in any Alternate Currency, convert such Loans to Loans bearing interest at an alternative rate mutually acceptable to the Borrower and such Lender, in each case, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBO Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBO Rate Loans (in which case the Borrower shall not be required to make payments pursuant to Section 2.16 in connection with such payment); (y) [reserved] and (z) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Published LIBO Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the Published LIBO Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Published LIBO Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be materially disadvantageous to such Lender.

Section 2.21.    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Person becomes a Defaulting Lender, then the following provisions shall apply for so long as such Person is a Defaulting Lender:

(a)    Fees shall cease to accrue on the unfunded portion of any Commitment of such Defaulting Lender pursuant to Section 2.12(a) and, subject to clause (d)(iv) below, on the participation of such Defaulting Lender in Letters of Credit pursuant to Section 2.12(b) and pursuant to any other provisions of this Agreement or other Loan Document.

(b)    The Commitments and the Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, each affected Lender, the Required Lenders, the Required Revolving Lenders or such other number of Lenders as may be required hereby or under any other Loan Document have taken or may take any action hereunder (including any consent to any waiver, amendment or modification pursuant to Section 9.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which (i) increases the Commitment of such Defaulting Lender hereunder, (ii) reduces the principal amount of any amount owing to such Defaulting Lender or (iii) affects such Defaulting Lender disproportionately and adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

(c)    Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.11, Section 2.15, Section 2.16, Section 2.17, Section 2.18, Article 7, Section 9.05 or otherwise, and including any amount made available to the Administrative Agent by such Defaulting Lender pursuant to Section 9.09), shall be applied at such time or times as may be determined by the Administrative Agent and, where relevant, the Borrower as follows: first, to the payment of any amount owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amount owing by such Defaulting Lender to any applicable Issuing Bank and/or Swingline Lender hereunder; third, if so reasonably determined by the Administrative Agent or reasonably requested by the applicable Issuing Bank, to be held as Cash collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Letter of Credit; fourth, so long as no Default or Event of Default exists, as the Borrower may request, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement; fifth, as the Administrative Agent or the Borrower may elect, to be held in a deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amount owing to the non-Defaulting Lenders, Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any non-Defaulting Lender, any Issuing Bank or any Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, to the payment of any amount owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loan or LC Exposure in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loan or LC Exposure was made or created, as applicable, at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Exposure owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loan of, or LC Exposure owed to, such Defaulting Lender. Any payment, prepayment or other amount paid or payable to any Defaulting Lender that are applied (or held) to pay amounts owed by any Defaulting Lender or to post Cash collateral pursuant to this Section 2.21(c) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(d)    If any Swingline Exposure or LC Exposure exists at the time any Lender becomes a Defaulting Lender then:

(i)    The Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders under the Revolving Facility (the “Non-Defaulting Revolving Lenders”) in accordance with their respective Applicable Revolving Credit Percentages but only to the extent that (A) the sum of the Revolving Credit Exposures of all non-Defaulting Lenders attributable to the Revolving Credit Commitments of any Class does not exceed the total of the Revolving Credit Commitments of all Non-Defaulting Revolving Lenders of such Class and

(B) the Revolving Credit Exposure of any non-Defaulting Lender that is attributable to its Revolving Credit Commitment of such Class does not exceed such non-Defaulting Lender’s Revolving Credit Commitment of such Class. Subject to Section 9.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of any Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;

(ii)    if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any other right or remedy available to it hereunder or under applicable Requirements of Law, within two Business Days following notice by the Administrative Agent, Cash collateralize 103% of such Defaulting Lender’s LC Exposure and any obligations of such Defaulting Lender to fund participations in any Swingline Loans (after giving effect to any partial reallocation pursuant to paragraph (i) above and any Cash collateral provided by such Defaulting Lender or pursuant to Section 2.21(c) above) or make other arrangements reasonably satisfactory to the Administrative Agent and to the applicable Issuing Bank and/or the Swingline Lender with respect to such LC Exposure and/or Swingline Loans and obligations to fund participations. Cash collateral (or the appropriate portion thereof) provided to reduce LC Exposure or other obligations shall be released promptly following (A) the elimination of the applicable LC Exposure or other obligations giving rise thereto (including by the termination of the Defaulting Lender status of the applicable Person (or, as appropriate, its assignee following compliance with Section 2.19)) or (B) the Administrative Agent’s good faith determination that there exists excess Cash collateral (including as a result of any subsequent reallocation of Swingline Loans and LC Exposure among non-Defaulting Lenders described in clause (i) above);

(iii)    if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.21(d), then the fees payable to the Revolving Lenders pursuant to Sections 2.12(a) and (b), as the case may be, shall be adjusted to give effect to such reallocation; and

(iv)    if any Defaulting Lender’s LC Exposure is not Cash collateralized, prepaid or reallocated pursuant to this Section 2.21(d), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Revolving Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is Cash collateralized or reallocated.

(e)    So long as any Revolving Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless it is reasonably satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders, Cash collateral provided pursuant to Section 2.21(c) and/or Cash collateral provided in accordance with Section 2.21(d), and participating interests in any such or newly issued, extended or created Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Revolving Lenders in a manner consistent with Section 2.21(d)(i) (it being understood that Defaulting Lenders shall not participate therein).

(f)    In the event that the Administrative Agent, each Issuing Bank and the Borrower agree that any Defaulting Lender has adequately remedied all matters that caused such Person to be a Defaulting Lender, then the Applicable Revolving Credit Percentage of Swingline Exposure and LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Person’s Revolving Credit Commitment, and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the applicable Class of the other Revolving Lenders or participations in Revolving Loans of the applicable Class as the Administrative Agent determine as necessary in order for such Revolving Lender to hold such Revolving Loans or participations in accordance with its Applicable Percentage of the applicable Class or its Applicable Revolving Credit Percentage, as applicable. Notwithstanding the fact that any Defaulting Lender has adequately remedied all matters that caused such Person to be a Defaulting Lender, (x) no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender and (y) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Person’s having been a Defaulting Lender.

Section 2.22.    Incremental Credit Extensions.

(a)    The Borrower may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment (i) add one or more new Classes of term facilities and/or increase the principal amount of the Term Loans of any existing Class by requesting new commitments to provide such Term Loans (any such new Class or increase, an “Incremental Term Facility” and any loan made pursuant to an Incremental Term Facility, “Incremental Term Loans”) and/or (ii) increase the aggregate amount of the Revolving Credit Commitments of any existing Class (any such increase, an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”; and the loans thereunder, “Incremental Revolving Loans” and any Incremental Revolving Loans, together with any Incremental Term Loans, “Incremental Loans”) in an aggregate principal amount not to exceed the Incremental Cap; provided that:

(i)    no Incremental Commitment in respect of any Incremental Term Facility may be in an amount that is less than $5,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree),

(ii)    except as the Borrower and any Lender may separately agree, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide such commitments shall be within the sole and absolute discretion of such Lender (it being agreed that the Borrower shall not be obligated to offer the opportunity to any Lender to participate in any Incremental Facility),

(iii)    no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a lender providing all or part of any Incremental Commitment or Incremental Loan,

(iv)    except as otherwise permitted herein (including with respect to currency, pricing (including any “MFN” or other pricing terms), interest rate margins, rate floors, fees, premiums (including prepayment premiums), funding discounts, maturity and amortization), (A) the terms of any Incremental Term Facility, if not substantially consistent with those applicable to any then-existing Term Loans, must be reasonably acceptable to the Administrative Agent (it being agreed that any terms contained in such Incremental Term Facility (x) that are applicable only after the then-existing Latest Term Loan Maturity Date or (y) that are, taken as a whole, more favorable to the lenders or the agent of such Incremental Term Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Term Loans pursuant to the applicable Incremental Facility Amendment), shall, in each case, be deemed satisfactory to the Administrative Agent) and (B) the terms of any Incremental Revolving Facility, shall be substantially consistent with those applicable to any applicable then-existing Revolving Facility,

(v)    the currency, pricing (including any “MFN” or other pricing terms), interest rate margins, rate floors, fees, premiums (including prepayment premiums), funding discounts and, subject to clauses (vi), (vii) and (viii) below, the maturity and amortization schedule applicable to any Incremental Facility shall be determined by the Borrower and the lender or lenders providing such Incremental Facility; provided that, in the case of any Incremental Term Facility denominated in Dollars that is pari passu with the Initial Term Loans in right of payment and with respect to security, the Effective Yield applicable thereto may not be more than 0.50% higher than the Effective Yield applicable to the Initial Term Loans unless the Applicable Rate (and/or, as provided in the proviso below, the Alternate Base Rate floor or LIBO Rate floor) with respect to the Initial Term Loans is adjusted, or fees are paid to the relevant Initial Term Lenders, in each case, such that the Effective Yield in respect of such Initial Term Loans is not more than 0.50% per annum less than the Effective Yield with respect to such Incremental Term Facility; provided, further, that any increase in Effective Yield applicable to any Initial Term Loan due to the application or imposition of an Alternate Base Rate floor or LIBO Rate floor on any Incremental Term Loan may, at the election of the Borrower, be effected solely through an increase in (or implementation of, as applicable) any Alternate Base Rate floor or LIBO Rate floor applicable to such Initial Term Loan (this clause (v), the “MFN Provision”),

(vi)    other than with respect to any Incremental Term Facility consisting of Indebtedness in the form of Customary Bridge Loans, the final maturity date with respect to any Incremental Term Loans shall be no earlier than the then-existing Latest Term Loan Maturity Date,

(vii)    other than with respect to any Incremental Term Facility consisting of Indebtedness in the form of Customary Bridge Loans, the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans (without giving effect to any prepayment thereof),

(viii)    subject to clauses (vi) and (vii) above, any Incremental Term Facility may otherwise have an amortization schedule as determined by the Borrower and the lenders providing such Incremental Term Facility,

(ix)    subject to clause (v) above, to the extent applicable, any fees payable in connection with any Incremental Facility shall be determined by the Borrower and the arrangers and/or lenders providing such Incremental Facility,

(x)    (A) any Incremental Term Facility may rank pari passu with or junior to the Initial Term Loans, in right of payment and/or security or may be unsecured and (B) no Incremental Facility may be (x) guaranteed by any Person that is not a Loan Party or (y) secured by any asset other than the Collateral; provided that if any such Incremental Term Facility is not in the form of a loan constituting First Lien Debt, such Incremental Facility will be documented pursuant to separate loan documentation from the Loan Documents and shall be subject to an Acceptable Intercreditor Agreement,

(xi)    any Incremental Term Facility may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi), in each case, to the extent provided in such Sections,

(xii)    (A) no Default or Event of Default shall exist immediately prior to or after giving effect to the incurrence or implementation of such Incremental Facility and (B) the condition set forth in Section 4.02(b) hereof shall be satisfied after giving effect to the incurrence or implementation of the relevant Incremental Facility as if such incurrence or implementation constituted a “Credit Extension”; provided that notwithstanding the foregoing, in the case of any Incremental Facility incurred or implemented in connection with any acquisition or similar Investment, the condition set forth in this clause (B) shall require only the making and accuracy of the Specified Representations and customary “specified acquisition agreement representations” before giving effect to such acquisition or Investment,

(xiii)    the proceeds of any Incremental Facility may be used for working capital needs and other general corporate purposes (including capital expenditures, acquisitions and other Investments, working capital and or purchase price adjustments, Restricted Payments and Restricted Debt Payments and related fees and expenses) and any other use not prohibited by this Agreement, and

(xiv)    on the date of the Borrowing of any Incremental Term Loans that will be of the same Class as any then-existing Class of Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.08 or 2.13 above, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Borrower, have the same Interest Period as) each Borrowing of outstanding Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such Class; it being acknowledged that the application of this clause (a)(xiv) may result in new Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding LIBO Rate Loans of the relevant Class and which end on the last day of such Interest Period.

(b)    Incremental Commitments may be provided by any existing Lender, or by any other Eligible Assignee (any such other lender being called an “Incremental Lender”); provided that the Administrative Agent (and, in the case of any Incremental Revolving Facility, any Issuing Bank and any Swingline Lender) shall have a right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the relevant Incremental Lender’s provision of Incremental Commitments if such consent would be required under Section 9.05(b) for an assignment of Loans to such Incremental Lender; provided, further, that any Incremental Lender that is an Affiliated Lender shall be subject to the provisions of Section 9.05(g), mutatis mutandis, to the same extent as if the relevant Incremental Commitments and related Obligations had been acquired by such Lender by way of assignment.

(c)    Each Lender or Incremental Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Borrower all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of the relevant Incremental Commitment, each Incremental Lender shall become a Lender for all purposes in connection with this Agreement.

(d)    As conditions precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loans, (i) upon its request, the Administrative Agent shall be entitled to receive customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall be entitled to receive, from each Incremental Lender, an Administrative Questionnaire and such other documents as it shall reasonably require from such Incremental Lender, (iii) the Administrative Agent and the Incremental Lenders shall be entitled to receive all fees required to be paid in respect of such Incremental Facility or Incremental Loans, (iv) subject to Section 2.22(h), the Administrative Agent shall have received a Borrowing Request as if the relevant Incremental Loans were subject to Section 2.03 or another written request the form of which is reasonably acceptable to the Administrative Agent (it being understood and agreed that the requirement to deliver a Borrowing Request shall not result in the imposition of any condition precedent, including to the availability of the relevant Incremental Loans (including with respect to the absence of a Default or Event of Default and/or the accuracy of any representation and/or warranty), (v) the Administrative Agent shall be entitled to receive a certificate of the Borrower signed by a Responsible Officer thereof certifying and attaching a copy of the resolutions adopted by the governing body of the Borrower approving or consenting to such Incremental Facility or Incremental Loans and (vi) the Flood Insurance Requirements shall be re-satisfied with respect to any Mortgaged Property.

(e)    Notwithstanding anything to the contrary in this Section 2.22 or in any other provision of any Loan Document, the conditions to availability or funding of any Incremental Facility shall be determined by the relevant Incremental Lenders providing such Incremental Facility and the Borrower.

(f)    Upon the implementation of any Incremental Revolving Facility pursuant to this Section 2.22:

(i)    each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Facility Lender, and each relevant Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Facility Lender) (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to Section 2.22) and (ii) the existing Revolving Lenders of the applicable Class shall assign Revolving Loans to certain other Revolving Lenders of such Class (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders of such Class participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Credit Commitments of such Class (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Section 2.22); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (f).

(g)    On the date of effectiveness of any Incremental Revolving Facility, the maximum amount of LC Exposure and/or Swingline Loans, as applicable, permitted hereunder and/or the Letter of Credit Sublimit shall increase by an amount, if any, agreed upon by Administrative Agent, the Issuing Banks, the Swingline Lender and the Borrower, as applicable; it being understood and agreed that the Borrower and any Lender providing any Incremental Revolving Facility may agree that such Lender will provide a portion of the Letter of Credit Sublimit in excess of its Applicable Percentage thereof.

(h)    The Lenders hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent shall (without the consent of any Lenders (other than those providing the applicable Incremental Facility)), enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document as may be necessary, appropriate or advisable in order to establish new Classes or sub-Classes in respect of Loans or commitments pursuant to this Section 2.22 and such technical amendments as may be necessary, appropriate or advisable in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes. In addition, the

Incremental Facility Amendment with respect to any Incremental Term Facility may, without the consent of any Lenders (other than those providing such Incremental Term Loans) or the Administrative Agent, include such amendments to this Agreement as may be necessary, appropriate or advisable as reasonably determined by the Administrative Agent and the Borrower to make the applicable Incremental Term Loans “fungible” with the relevant existing Class of Term Loans (including by modifying the amortization schedule and/or extending the time period during which any prepayment premium applies).

(i)    This Section 2.22 shall supersede any provision in Section 2.18 or 9.02 to the contrary.

Section 2.23.    Extensions of Loans and Revolving Credit Commitments.

(a)    Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Loans of any Class or Commitments of any Class, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans or Commitments of such Class) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate transactions with any individual Lender who accepts the terms contained in the relevant Extension Offer to extend the Maturity Date of all or a portion of such Lender’s Loans and/or Commitments of such Class and otherwise modify the terms of all or a portion of such Loans and/or Commitments pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans and/or Commitments (and related outstandings) and/or modifying the amortization schedule, if any, in respect of such Loans) (each, an “Extension”, and each group of Loans or Commitments, as applicable, in each case as so extended, and the original Loans and the original Commitments (in each case not so extended), being a “Class”; it being understood that any Extended Term Loans shall constitute a separate Class of Loans from the Class of Loans from which they were converted and any Extended Revolving Credit Commitments shall constitute a separate Class of Revolving Credit Commitments from the Class of Revolving Credit Commitments from which they were converted), so long as the following terms are satisfied:

(i)    except as to (A) currency, pricing (including any “MFN” or other pricing terms), interest rate margins, rate floors, fees, premiums (including prepayment premiums), funding discounts, maturity and amortization (which shall, subject to immediately succeeding clause (iii) and to the extent applicable, be determined by the Borrower and any Lender who agrees to an Extension of its Revolving Credit Commitments and set forth in the relevant Extension Offer), (B) terms applicable to such Extended Revolving Credit Commitments or Extended Revolving Loans (each as defined below) that are more favorable to the lenders or the agent of such Extended Revolving Credit Commitments or Extended Revolving Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Revolving Lenders or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Revolving Loans pursuant to the applicable Extension Amendment), (C) [reserved] and (D) any covenants or other provisions applicable only to periods after the Latest Revolving Credit Maturity Date, the Revolving Credit Commitment of any Lender who agrees to an extension with respect to such Commitment (an “Extended Revolving Credit Commitment”; and the Loans thereunder, “Extended Revolving Loans”), and the related outstandings, shall constitute a revolving commitment (or related outstandings, as the case may be) with substantially consistent terms (or terms not less favorable to existing Lenders) as the Class of Revolving Credit Commitments subject to the relevant Extension Offer (and related outstandings) provided hereunder; provided that to the extent more than one Revolving Facility exists after giving effect to any such Extension, (x) the borrowing and repayment (except for (1) payments of interest and fees at different rates on the Revolving Facilities (and related outstandings), (2) repayments required upon the Maturity Date of any Revolving Facility and (3) repayments made in connection with a permanent repayment and termination of Revolving Credit Commitments under any

Revolving Facility (subject to clause (z) below)) of Revolving Loans with respect to any Revolving Facility after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis with all other Revolving Facilities, (y) all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Lenders and (z) any permanent repayment of Revolving Loans with respect to, and reduction or termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, except that the Borrower shall be permitted to permanently repay Revolving Loans and terminate Revolving Credit Commitments of any Revolving Facility on a greater than pro rata basis (I) as compared to any other Revolving Facilities with a later Maturity Date than such Revolving Facility and (II) to the extent refinanced or replaced with a Revolver Replacement Facility or Replacement Debt;

(ii)    except as to (A) currency, pricing (including any “MFN” or other pricing terms), interest rate margins, rate floors, fees, premiums (including prepayment premiums), funding discounts, maturity and amortization (which shall, subject to immediately succeeding clauses (iii), (iv) and (v), be determined by the Borrower and any Lender who agrees to an Extension of its Term Loans and set forth in the relevant Extension Offer), (B) terms applicable to such Extended Term Loans (as defined below) that are more favorable to the lenders or the agent of such Extended Term Loans than those contained in the Loan Documents applicable to the relevant Term Loans and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders in respect of such Term Loans or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Term Loans of the applicable Class pursuant to the applicable Extension Amendment), (C) [reserved] and (D) any covenants or other provisions applicable only to periods after the Latest Term Loan Maturity Date (in each case, as of the date of such Extension), the Term Loans of any Lender extended pursuant to any Extension (any such extended Term Loans, the “Extended Term Loans”) shall have substantially consistent terms (or terms not less favorable to existing Lenders) as the tranche of Term Loans subject to the relevant Extension Offer;

(iii)    (x) the final maturity date of any Extended Term Loans may be no earlier than the then applicable Latest Term Loan Maturity Date at the time of Extension and (y) no Extended Revolving Credit Commitments or Extended Revolving Loans may have a final maturity date earlier than (or require commitment reductions prior to) the Latest Revolving Credit Maturity Date;

(iv)    the Weighted Average Life to Maturity of any Class of Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing Term Loans;

(v)    subject to clauses (iii) and (iv) above, any Extended Term Loans may otherwise have an amortization schedule as determined by the Borrower and the Lenders providing such Extended Term Loans,

(vi)    any Extended Term Loans may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi), in each case, to the extent provided in such Sections;

(vii)    if the aggregate principal amount of Loans or Commitments, as the case may be, in respect of which Lenders have accepted the relevant Extension Offer exceed the maximum aggregate principal amount of Loans or Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the Loans or Commitments, as the case may be, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed the applicable Lender’s actual holdings of record) with respect to which such Lenders have accepted such Extension Offer;

(viii)    unless the Administrative Agent otherwise agrees, any Extension must be in a minimum amount of $5,000,000;

(ix)    any applicable Minimum Extension Condition must be satisfied or waived by the Borrower;

(x)    any documentation in respect of any Extension shall be consistent with the foregoing;

(xi)    prior to the effectiveness of any Extension, to the extent legally required, the Flood Insurance Requirements shall be re-satisfied with respect to any Mortgaged Property; and

(xii)    no Extension of any Revolving Facility shall be effective as to the obligations of the Swingline Lender to make any Swingline Loans or any Issuing Bank with respect to Letters of Credit without the consent of the Swingline Lender or such Issuing Bank (such consents not to be unreasonably withheld or delayed) (and, in the absence of such consent, all references herein to Latest Revolving Credit Maturity Date shall be determined, when used in reference to the Swingline Lender or such Issuing Bank, without giving effect to such Extension).

(b)    (i) No Extension consummated in reliance on this Section 2.23 shall constitute a voluntary or mandatory prepayment for purposes of Section 2.11, (ii) the scheduled amortization payments (insofar as such schedule affects payments due to Lenders participating in the relevant Class) set forth in Section 2.10 shall be adjusted to give effect to any Extension of any Class of Loans and/or Commitments and (iii) except as set forth in clause (a)(viii) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to the consummation of any Extension that a minimum amount (to be specified in the relevant Extension Offer in the Borrower’s sole discretion) of Loans or Commitments (as applicable) of any or all applicable tranches be tendered; it being understood that the Borrower may, in its sole discretion, waive any such Minimum Extension Condition. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.23 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended Term Loans and/or Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Sections 2.10, 2.11 and/or 2.18) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section.

(c)    Subject to any consent required under Section 2.23(a)(xi), no consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Loans and/or Commitments of any Class (or a portion thereof). All Extended Term Loans and Extended Revolving Credit Commitments and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other applicable Secured Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Extension Amendment and any amendments to any of the other Loan Documents with the Loan Parties as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.23.

(d)    In connection with any Extension, the Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.23.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

On the Closing Date and otherwise on the dates and to the extent required hereunder, as applicable, the Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Administrative Agent that:

Section 3.01.    Organization; Powers. Holdings, the Borrower and each of its Restricted Subsidiaries (a) is (i) duly organized or incorporated (as applicable) and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the Requirements of Law of its jurisdiction of organization, (b) has all requisite organizational power and authority to own its assets and to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where the ownership, lease or operation of its properties or conduct of its business requires such qualification, except, in each case referred to in this Section 3.01 (other than clause (a)(i) and clause (b), in each case, with respect to the Loan Parties) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.02.    Authorization; Enforceability. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party are within such Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

Section 3.03.    Governmental Approvals; No Conflicts. The execution and delivery of each Loan Document by each Loan Party thereto and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirement of Law applicable to such Loan Party which violation, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (c), could reasonably be expected to result in a Material Adverse Effect.

Section 3.04.    Financial Condition; No Material Adverse Effect.

(a)    The financial statements most recently provided pursuant to Section 5.01(a) or (b), as applicable, present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower on a consolidated basis as of such dates and for such periods in accordance with GAAP, (x) except as otherwise expressly noted herein, and/or (y) subject, in the case of quarterly financial statements, to the absence of footnotes and normal year-end adjustments and (z) except as may be necessary to reflect any differing entities and/or organizational structure prior to giving effect to the Transactions.

(b)    Since the Closing Date, there have been no events, developments or circumstances that have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.05.    Properties.

(a)    As of the Closing Date, Schedule 3.05 sets forth the address of each Real Estate Asset (or each set of such assets that collectively comprise one operating property) that is owned in fee simple by any Loan Party.

(b)    Holdings, the Borrower and each of its Restricted Subsidiaries have good and valid fee simple title to or rights to purchase, or valid leasehold interests in, or easements or other limited property interests in, all of their respective Real Estate Assets and have good and valid title to their personal property and assets, including the Collateral, in each case, except (i) for defects in title that do not materially interfere with their ability to conduct their business as currently conducted or to utilize such properties and assets for their intended purposes, (ii) for any Lien permitted under Section 6.02 hereof, or (iii) where the failure to have such title would not reasonably be expected to have a Material Adverse Effect.

(c)    Holdings, the Borrower and its Restricted Subsidiaries own or otherwise have a license or right to use all rights in Patents, Trademarks, Copyrights and other rights in works of authorship (including all copyrights embodied in software) and all other intellectual property rights (“IP Rights”) used to conduct their respective businesses as presently conducted without, to the knowledge of the Borrower, any infringement or misappropriation of the IP Rights of third parties, except to the extent the failure to own or license or have rights to use would not, or where such infringement or misappropriation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.06.    Litigation and Environmental Matters.

(a)    There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting Holdings, the Borrower or any of its Restricted Subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b)    Except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) neither Holdings, the Borrower nor any of its Restricted Subsidiaries is subject to or has received notice of any Environmental Claim or Environmental Liability or knows of any basis for any Environmental Liability or Environmental Claim of Holdings, the Borrower or any of its Restricted Subsidiaries and (ii) neither Holdings, the Borrower nor any of its Restricted Subsidiaries has failed to comply with any Environmental Law or to obtain, maintain or comply with any Governmental Authorization, permit, license or other approval required under any Environmental Law.

(c)    Neither Holdings, the Borrower nor any of its Restricted Subsidiaries has treated, stored, transported or Released any Hazardous Materials on, at, under or from any currently or formerly owned, leased or operated real estate or facility in a manner that would reasonably be expected to have a Material Adverse Effect.

Section 3.07.    Compliance with Laws. Each of Holdings, the Borrower and each of its Restricted Subsidiaries is in compliance with all Requirements of Law applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; it being understood and agreed that this Section 3.07 shall not apply to the Requirements of Law covered by Section 3.17 below.

Section 3.08.    Investment Company Status. No Loan Party is an “investment company” as defined in, or is required to be registered under, the Investment Company Act of 1940.

Section 3.09.    Taxes. Each of Holdings, the Borrower and each of its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable (including in its capacity as a withholding agent), except (a) Taxes that are not required to be paid in accordance with Section 5.03, (b) Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (c) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.10.    ERISA.

(a)    Each Plan is in compliance in form and operation with its terms and with ERISA and the Code and all other applicable Requirements of Law, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect.

(b)    In the five-year period prior to the date on which this representation is made or deemed made, no ERISA Event has occurred and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect.

Section 3.11.    Disclosure.

(a)    As of the Closing Date, with respect to information relating to the Borrower and, to the Borrower’s knowledge with respect to information relating to the Target and its subsidiaries, all written information (other than the Projections, financial estimates, other forward-looking information and/or projected information and information of a general economic or industry-specific nature) concerning Holdings, the Borrower and its subsidiaries that was prepared by or on behalf of the Borrower or its representatives and made available to any Initial Lender or the Administrative Agent in connection with the Transactions on or before the Closing Date, when taken as a whole, did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto from time to time).

(b)    The Projections have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time furnished (it being recognized that such Projections are not to be viewed as facts and are subject to significant uncertainties and contingencies many of which are beyond the Borrower’s control, that no assurance can be given that any particular financial projections will be realized, that actual results may differ from projected results and that such differences may be material).

(c)    As of the Closing Date, to the extent applicable to the Borrower, the information included in the Beneficial Ownership Certification with respect to the Borrower provided on or prior to the Closing Date to any Lender in connection with this Agreement is true and correct in all material respects.

Section 3.12.    Solvency. As of the Closing Date and after giving effect to the Transactions and the incurrence of the Indebtedness and obligations being incurred in connection with this Agreement and the Transactions, (i) the sum of the debt (including contingent liabilities) of the Borrower and its subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Borrower and its subsidiaries, taken as a whole; (ii) the capital of the Borrower and its subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower and its subsidiaries, taken as a whole, contemplated as of the Closing Date; and (iii) the Borrower and its subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in accordance with their terms. For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Section 3.13.    Subsidiaries. Schedule 3.13 sets forth, in each case as of the Closing Date, (a) a correct and complete list of the name of Holdings, each subsidiary of the Borrower and the ownership interest therein held by Holdings, the Borrower or its applicable subsidiary, and (b) the type of entity of Holdings, the Borrower and each of its subsidiaries.

Section 3.14.    Security Interest in Collateral. The Perfection Requirements and this Agreement and/or any other Loan Document, the Collateral Documents create legal, valid and enforceable Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, and upon the satisfaction of the applicable Perfection Requirements, such Liens constitute perfected Liens (with the priority that such Liens are expressed to have under the relevant Collateral Documents, unless otherwise permitted hereunder or under any Collateral Document) on the Collateral (to the extent such Liens are required to be perfected under the terms of the Loan Documents) securing the Secured Obligations, in each case as and to the extent set forth therein.

For the avoidance of doubt, notwithstanding anything herein or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effect of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in the Capital Stock held by any Loan Party in any Person organized under the laws of any jurisdiction other than the jurisdiction in which such Loan Party is organized, or as to the rights and remedies of the Administrative Agent or any Lender with respect thereto, under the Requirements of Law of any jurisdiction other than the jurisdiction in which such Loan Party is organized, (B) the enforcement of any security interest, or right or remedy with respect to any Collateral that may be limited or restricted by, or require any consent, authorization approval or license under, any Requirement of Law or (C) on the Closing Date and until required pursuant to Section 5.12, the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent the same is not required on the Closing Date.

Section 3.15.    Labor Disputes. Except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, (a) there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of Holdings, the Borrower or any of its Restricted Subsidiaries, threatened and (b) the hours worked by and payments made to employees of Holdings, the Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters.

Section 3.16.    Federal Reserve Regulations. No part of the proceeds of any Loan or any Letter of Credit have been used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that results in a violation of the provisions of Regulation U.

Section 3.17.    OFAC; PATRIOT ACT and FCPA.

(a)    (i) None of Holdings, the Borrower nor any of its Restricted Subsidiaries nor, to the knowledge of the Borrower, any director, officer or employee of any of the foregoing is subject to any US sanctions administered by the Office of Foreign Assets Control of the US Treasury Department (“OFAC”); and (ii) the Borrower will not directly or, to its knowledge, indirectly, use the proceeds of the Loans or Letters of Credit or otherwise make available such proceeds to any Person for the purpose of financing the activities of any Person that is subject to any US sanction administered by OFAC, except to the extent licensed or otherwise approved by OFAC or in compliance with applicable exemptions licenses or other approvals.

(b)    To the extent applicable, each Loan Party is in compliance, in all material respects, with the USA PATRIOT Act.

(c)    (i) Neither Holdings, the Borrower nor any of its Restricted Subsidiaries nor, to the knowledge of the Borrower, any director, officer, agent (solely to the extent acting in its capacity as agents for Holdings, the Borrower or any of its subsidiaries) or employee of Holdings, the Borrower or any Restricted Subsidiary, has taken any action, directly or indirectly, that would result in a material violation by any such Person of the US Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any applicable anti-corruption Requirement of Law of any applicable Governmental Authority, including, without limitation, making any offer, payment, promise to pay or authorization or approval of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value, directly or indirectly, to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in each case in contravention of the FCPA and any applicable anti-corruption Requirement of Law of any Governmental Authority; and (ii) the Borrower has not directly or, to its knowledge, indirectly, used the proceeds of the applicable Loans or Letters of Credit or otherwise made available such proceeds to any governmental official or employee, political party, official of a political party, candidate for public office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage in violation of the FCPA or any applicable anti-corruption Requirement of Law of any applicable Governmental Authority.

The representations and warranties set forth in Section 3.17 above made by or on behalf of any Foreign Subsidiary are subject to and limited by any Requirement of Law applicable to such Foreign Subsidiary; it being understood and agreed that to the extent that any Foreign Subsidiary is unable to make any representation or warranty set forth in Section 3.17 as a result of the application of this sentence, such Foreign Subsidiary shall be deemed to have represented and warranted that it is in compliance, in all material respects, with any equivalent Requirement of Law relating to anti-terrorism, anti-corruption or anti-money laundering that is applicable to such Foreign Subsidiary in its relevant local jurisdiction of organization.

ARTICLE 4

CONDITIONS

Section 4.01.    Closing Date. The obligations of (i) each Lender to make Loans and (ii) any Issuing Bank to issue Letters of Credit, in each case, on the Closing Date, shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)    Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received from the Borrower and each Loan Party, to the extent party thereto, (i) a counterpart signed by the Borrower or such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of (A) this Agreement and (B) each Promissory Note requested by a Lender at least three Business Days prior to the Closing Date, (ii) a Borrowing Request as required by Section 2.03 and (iii) except as otherwise agreed by the Administrative Agent and except with respect to Collateral on which a Lien cannot be perfected by (x) the filing of a UCC financing statement or (y) the delivery of possessory collateral, the requirements set forth in clause (a) of the definition of “Collateral and Guarantee Requirement” shall have been satisfied.

(b)    Legal Opinions. The Administrative Agent (or its counsel) shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Closing Date, a customary written opinion of Kirkland & Ellis LLP, in its capacity as special counsel for Holdings and the Loan Parties, dated the Closing Date and addressed to the Administrative Agent, the Lenders and the Issuing Bank .

(c)    Financial Statements and Pro Forma Financial Statements. The Administrative Agent shall have received a pro forma consolidated balance sheet of Holdings (consisting solely of such information as is contained in the Quality of Earnings and giving effect to the Transactions) as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period prior to the Closing Date for which the Quality of Earnings has been delivered to the Arrangers (or, if the Closing Date occurs after February 15, 2020, for the twelve-month period ending on December 31, 2019), prepared after giving effect to the Transactions as if the Transactions had occurred as of such date and any other adjustments as agreed by the Sponsor and the Administrative Agent (which need not be prepared in compliance with Regulations S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting).

(d)    Secretary’s Certificate and Good Standing Certificates of Loan Parties. The Administrative Agent shall have received (i) a certificate of each Loan Party on the Closing Date, dated the Closing Date and executed by a Responsible Officer, which shall (A) certify that attached thereto is a true and complete copy of the resolutions, written consents or extracts of minutes of a meeting, as applicable, of its board of directors, board of managers, supervisory board, shareholders, members or other governing body (as the case may be and in each case, to the extent required) authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the Responsible Officer or authorized signatory of such Loan Party on the Closing Date that is authorized to sign the Loan Documents to which it is a party on the Closing Date, as applicable and (C) certify (I) that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association, articles of association or other equivalent thereof) of each Loan Party on the Closing Date (certified by the relevant authority of the jurisdiction of organization of such Loan Party) and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (to the extent applicable) and (II) that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (iii) a good standing certificate, dated as of a recent date for each such Loan Party from its jurisdiction of organization (to the extent such concept exists in such jurisdiction).

(e)    Representations and Warranties. (i) The Specified Acquisition Agreement Representations shall be true and correct solely to the extent required by the terms of the definition thereof and (ii) the Specified Representations shall be true and correct in all material respects on and as of the Closing Date; provided that (A) in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any Specified Representation is qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification, such Specified Representation shall be true and correct in all respects.

(f)    Fees. Prior to or substantially concurrently with the funding of the Initial Term Loans hereunder on the Closing Date, the Administrative Agent shall have received (i) all fees required to be paid by the Borrower on the Closing Date pursuant to the Fee Letter and (ii) all expenses required to be paid by the Borrower for which invoices have been presented at least three Business Days prior to the Closing Date or such later date to which the Borrower may agree (including the reasonable fees and expenses of legal counsel required to be paid), in each case on or before the Closing Date, which amounts may be offset against the proceeds of the Loans.

(g)    Equity Contribution. Prior to or substantially concurrently with the initial funding of the Loans hereunder, the Equity Contribution shall be consummated.

(h)    Solvency. The Administrative Agent (or its counsel) shall have received a certificate in substantially the form of Exhibit P from a Responsible Officer of the Borrower dated as of the Closing Date and certifying as to the matters set forth therein.

(i)    Perfection Certificate. The Administrative Agent (or its counsel) shall have received a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby.

(j)    Filings Registrations and Recordings. Except as may otherwise be agreed by the Administrative Agent, each document (including any UCC (or similar) financing statement) required by any Collateral Document or under applicable Requirements of Law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Collateral Document, shall be in proper form for filing, registration or recordation.

(k)    Acquisition. Substantially concurrently with the initial funding of the Loans hereunder, the Acquisition shall be consummated in accordance with the terms of the Acquisition Agreement, but without giving effect to any amendment, waiver or consent by the Borrower that is materially adverse to the interests of the Arrangers or the Initial Lenders in their respective capacities as such without the consent of the Arrangers, such consent not to be unreasonably withheld, delayed or conditioned.

(l)    Closing Date Material Adverse Effect. Since November 17, 2019, there shall not have occurred and be continuing any Closing Date Material Adverse Effect.

(m)    USA PATRIOT Act. No later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information reasonably requested with respect to any Loan Party in writing by any Initial Lender at least ten Business Days in advance of the Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(n)    Beneficial Ownership Certification. To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, no later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received a Beneficial Ownership Certification in relation to the Borrower to the extent reasonably requested by it at least 10 Business Days in advance of the Closing Date.

(o)    Officer’s Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying satisfaction of the conditions precedent set forth in Sections 4.01(e), (g) and (l).

For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by funding the Loans hereunder, the Administrative Agent and each Lender shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be.

Notwithstanding the foregoing, to the extent that the Lien on any Collateral is not or cannot be created or perfected on the Closing Date (other than, to the extent required herein or in the other Loan Documents, (a) the creation and perfection of a Lien on Collateral that is of the type that may be perfected by the filing of a UCC-1 financing statement under the UCC and (b) a pledge of the Capital Stock of the Borrower and any material Subsidiary Guarantor with respect to which a Lien may be perfected on the Closing Date by the delivery of a stock or equivalent certificate (together with a stock power or similar instrument endorsed in blank for the relevant certificate) (other than any subsidiary of the Target the certificate evidencing the Capital Stock of which has not been delivered to the Borrower at least three Business Days prior to the Closing Date, to the extent the Borrower has used commercially reasonable efforts to procure delivery thereof, which may instead be delivered within three Business Days after the Closing Date (or such later date as the Administrative Agent may reasonably agree))), in each case after the Borrower’s use of commercially reasonably efforts to do so without undue burden or expense, then the creation and/or perfection of such Lien shall not constitute a condition precedent to the availability or initial funding of the Credit Facilities on the Closing Date, but may instead be delivered or perfected within 90 days (or such longer period as the Administrative Agent may reasonably agree) after the Closing Date and each condition set forth in clauses (i) or (j) above shall be deemed satisfied with respect to any Collateral, document, certificate or Perfection Requirement to the extent the Borrower has used commercially reasonably efforts to provide any missing information etc. without undue burden or expense.

Section 4.02.    Each Credit Extension. After the Closing Date, the obligation of each Revolving Lender and each Issuing Bank to make any Credit Extension is subject to the satisfaction of the following conditions:

(a)    (i) In the case of any Borrowing, the Administrative Agent shall have received a Borrowing Request as required by Section 2.03, (ii) in the case of the issuance of any Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.05(a)(ii), or (iii) in the case of any Borrowing of Swingline Loans, the Swingline Lender and the Administrative Agent shall have received a request as required by Section 2.04(a).

(b)    The representations and warranties of Holdings and the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of any such Credit Extension with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)    At the time of and immediately after giving effect to the applicable Credit Extension, no Event of Default or Default has occurred and is continuing.

Each Credit Extension after the Closing Date shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (b) and (c) of this Section.

Section 4.03.    First Amendment Effective Date. The obligations of (x) the 2020 Incremental Term Loan Lenders to make the 2020 Incremental Term Loans and (y) the 2020 Incremental Revolving Facility Lenders to make available the 2020 Incremental Revolving Facility Commitment, in each case, shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)    Amendment Documents. The Administrative Agent (or its counsel) shall have received from each Loan Party, to the extent party thereto, (i) a counterpart signed by such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of (i) a Promissory Note, if requested by the 2020 Incremental Term Loan Lender at least three (3) Business Days prior to the First Amendment Effective Date and (ii) a Borrowing Request as required by Section 2.03.

(b)    Legal Opinions. The Administrative Agent (or its counsel) shall have received, a customary written opinion of Kirkland & Ellis LLP, in its capacity as special counsel for the Loan Parties, dated the First Amendment Effective Date and addressed to the Administrative Agent, the 2020 Incremental Term Loan Lenders and the 2020 Incremental Revolving Facility Lenders.

(c)    Secretary’s Certificate and Good Standing Certificates. The Administrative Agent shall have received a certificate of each Loan Party, dated the First Amendment Effective Date and executed by a secretary, assistant secretary or other Responsible Officer, which shall (i) certify that attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution, delivery and performance of the First Amendment and, in the case of the Borrower, the borrowings thereunder, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect and (ii) certify either (A) that attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization of such Loan Party have not been amended (except as attached thereto) since the date reflected thereon or (B) that the applicable certificate or articles of incorporation, formation or organization have not been amended, repealed, modified or restated (except as attached thereto) since the date last delivered to the Administrative Agent and (iii) certify either (A) that attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party together with all amendments thereto as of the First Amendment Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect or (B) that the applicable by-laws or operating, management, partnership or similar agreement have not been amended, repealed, modified or restated (except as attached thereto) since the since the date last delivered to the Administrative Agent.

(d)    Representations and Warranties. The representations and warranties of Holdings and the other Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(e)    No Event of Default. At the time of and immediately after giving effect to the funding of the 2020 Incremental Term Loans, no Event of Default or Default has occurred and is continuing or would result therefrom.

(f)    Fees. Prior to or substantially concurrently with the funding of the 2020 Incremental Term Loans hereunder, the First Amendment Arranger shall have received (i) for the account of each 2020 Incremental Term Loan Lender, a fee equal to 1.00% of such 2020 Incremental Term Loan Lender’s 2020 Incremental Term Loan Commitment and (ii) all expenses required to be paid by the Borrower for which invoices have been presented at least three Business Days prior to the First Amendment Effective Date or such later date to which the Borrower may agree (including the reasonable fees and expenses of legal counsel required to be paid), in each case on or before the First Amendment Effective Date, which amounts may be offset against the proceeds of the 2020 Incremental Term Loans.

(g)    Solvency. The Administrative Agent (or its counsel) shall have received a certificate in substantially the form of Exhibit P from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower dated as of the First Amendment Effective Date and certifying as to the matters set forth therein.

(h)    “Know Your Customer” Information. No later than three Business Days in advance of the First Amendment Effective Date, the Administrative Agent shall have received all other documentation and other information reasonably requested with respect to the Loan Parties in writing by the 2020 Incremental Term Loan Lenders at least ten Business Days in advance of the First Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

For purposes of determining whether the conditions specified in this Section 4.03 have been satisfied on the First Amendment Effective Date, by executing the First Amendment and, if applicable, funding its 2020 Incremental Term Loans hereunder, the Administrative Agent, the other Lenders party to the First Amendment, the 2020 Incremental Term Loan Lenders and the 2020 Incremental Revolving Facility Lenders shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, the other Lenders party to the First Amendment, the 2020 Incremental Term Loan Lenders or the 2020 Incremental Revolving Facility Lenders, as the case may be.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the initial funding of the 2020 Incremental Term Loans shall be accomplished in a manner reasonably satisfactory to the Borrower and consented to by the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed).

ARTICLE 5

AFFIRMATIVE COVENANTS

From the Closing Date until the date on which all Revolving Credit Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than (i) contingent indemnification obligations for which no claim or demand has been made and (ii) Banking Services Obligations or obligations under Secured Hedge Agreements as to which arrangements reasonably satisfactory to the applicable counterparty have been made) have been paid in full in the manner prescribed by Section 2.18 and all Letters of Credit have expired or have been terminated (or have been (x) collateralized or back-stopped by a letter of credit or otherwise in a manner reasonably satisfactory to the relevant Issuing Bank or (y) deemed reissued under another agreement in a manner reasonably acceptable to the applicable Issuing Bank and the Administrative Agent) and all LC Disbursements have been reimbursed (such date, the “Termination Date”), Holdings (solely to the extent applicable to it) and the Borrower hereby covenant and agree with the Lenders, the Issuing Banks and the Administrative Agent that:

Section 5.01.    Financial Statements and Other Reports. The Borrower will deliver to the Administrative Agent for delivery by the Administrative Agent, subject to Section 9.05(f), to each Lender:

(a)    Quarterly Financial Statements. As soon as available, and in any event within 60 days after the end of each Fiscal Quarter of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2019 (or, in the case of the Fiscal Quarters ending December 31, 2019, March 31, 2020, June 30, 2020 and September 1, 2020, 75 days after the end of each such Fiscal Quarter), the consolidated balance sheet of the Borrower as at the end of such Fiscal Quarter and the related consolidated statements of operations and cash flows of the Borrower for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and setting forth, in reasonable detail, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year (such comparisons only to be required with respect to periods ended after the Closing Date), all in reasonable detail, together with a Responsible Officer Certification (which may be included in the applicable Compliance Certificate) with respect thereto; provided, however, that any comparison against the corresponding figures from the corresponding period in any prior Fiscal Year may reflect the financial results of any applicable predecessor entity;

(b)    Annual Financial Statements. As soon as available, and in any event within 120 days after the end of each Fiscal Year ending after the Closing Date (or in the case of the Fiscal Year ending December 31, 2020, 150 days after the end of such Fiscal Year), (i) the consolidated balance sheet of the Borrower as at the end of such Fiscal Year and the related consolidated statements of operations and cash flows of the Borrower for such Fiscal Year and, setting forth, in reasonable detail, in comparative form the corresponding figures for the previous Fiscal Year (such comparisons only to be required with respect to periods ended after the Closing Date) and (ii) with respect to such consolidated financial statements, a report thereon of an independent certified public accountant of recognized national standing (which report shall not be subject to (A) a “going concern” qualification (but not a “going concern” explanatory paragraph or like statement or any “emphasis of matter”) (except (1) as resulting from the impending maturity of any Indebtedness prior to the expiry of the four full Fiscal Quarter period following the relevant audit date, (2) the breach or anticipated breach of any financial covenant and/or (3) the activities, operations, assets or liabilities of any Unrestricted Subsidiary) or (B) a qualification as to the scope of the relevant audit), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower as at the dates indicated and its results of operations and cash flows for the periods indicated in conformity with GAAP;

(c)    Compliance Certificate and Narrative Report. Together with each delivery of financial statements pursuant to Sections 5.01(a) and (b), (i) a duly executed and completed Compliance Certificate and (ii) (A) a summary of the pro forma adjustments (if any) necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements and (B) a list identifying each subsidiary of the Borrower as a Restricted Subsidiary or an Unrestricted Subsidiary as of the last day of the period covered by such Compliance Certificate and (iii) a customary narrative report describing the operations of the Borrower and its Restricted Subsidiaries for the relevant Fiscal Quarter or Fiscal Year, as applicable;

(d)    Lender Calls. Upon written request by the Administrative Agent or any Lender, on a date to be mutually agreed upon by the Borrower and the Administrative Agent following the end of each fiscal year, commencing with the delivery of information with respect to the fiscal year ending December 31, 2020, the Borrower will hold a conference call (at a time mutually agreed upon by the Borrower and the Administrative Agent but, in any event, no earlier than the Business Day following the delivery of applicable financial information pursuant to Sections 5.01(b) above) with all Lenders who choose to attend such conference call and appropriate personnel with the relevant knowledge of the financial results of the Borrower, at which conference call shall be reviewed the financial results of the previous fiscal year and other material events and an opportunity for the Lenders to ask questions;

(e)    Notice of Default. Promptly upon any Responsible Officer of the Borrower obtaining knowledge of (i) any Default or Event of Default or (ii) the occurrence of any event or change that has caused or evidences or would reasonably be expected to cause or evidence, either individually or in the aggregate, a Material Adverse Effect, a reasonably-detailed written notice specifying the nature and period of existence of such condition, event or change and what action the Borrower has taken, is taking and proposes to take with respect thereto;

(f)    Notice of Litigation. Promptly upon any Responsible Officer of the Borrower obtaining knowledge of (i) the institution of, or threat of, any Adverse Proceeding not previously disclosed in writing by the Borrower to the Administrative Agent, or (ii) any material development in any Adverse Proceeding that, in the case of either of clauses (i) or (ii), could reasonably be expected to have a Material Adverse Effect, written notice thereof from the Borrower together with such other non-privileged information as may be reasonably available to the Loan Parties to enable the Lenders to evaluate such matters;

(g)    ERISA. Promptly upon any Responsible Officer of the Borrower becoming aware of the occurrence of any ERISA Event that could reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature thereof;

(h)    Financial Plan. As soon as available and in any event no later than delivery of the financial statements delivered pursuant to clause (b) above, commencing with the Fiscal Year beginning January 1, 2021, an annual consolidated financial budget prepared by management of the Borrower for the Fiscal Year then started;

(i)    Information Regarding Collateral. The Borrower will furnish to the Administrative Agent prompt (and, in any event, within 90 days of the relevant change) written notice with respect to the Borrower, Holdings or any other Loan Party that is a Domestic Subsidiary, of any change (A) in any Loan Party’s legal name, (b) in any Loan Party’s type of organization, (C) in any Loan Party’s jurisdiction of organization or (D) in any Loan Party’s organizational identification number, in each case to the extent such information is necessary to enable the Administrative Agent to perfect or maintain the perfection and priority of its security interest in the Collateral of the relevant Loan Party, together with a certified copy of the applicable Organizational Document reflecting the relevant change;

(j)    Certain Reports. Promptly upon their becoming available and without duplication of any obligations with respect to any such information that is otherwise required to be delivered under the provisions of any Loan Document, copies of (i) following a Qualifying IPO, all financial statements, reports, notices and proxy statements sent or made available generally by Holdings or its applicable Parent Company to all of its security holders acting in such capacity and (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Holdings or its applicable Parent Company with any securities exchange or with the SEC or any analogous Governmental Authority or private regulatory authority with jurisdiction over matters relating to securities, in each case, other than any prospectus relating to any equity plan; and

(k)    Other Information. Such additional information (financial or otherwise) as the Administrative Agent may reasonably request from time to time regarding the financial condition or business of the Borrower and its Restricted Subsidiaries; provided, however, that neither Holdings nor any Restricted Subsidiary shall be required to disclose or provide any information (a) that constitutes non-financial trade secrets or non-financial proprietary information of any Person, (b) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives) is prohibited by applicable Requirements of Law, (c) that is subject to attorney-client or similar privilege or constitutes attorney work product or (d) in respect of which the Borrower or any Restricted Subsidiary owes confidentiality obligations to any third party (provided such confidentiality obligations were not entered into in contemplation of the requirements of this Section 5.01(l)).

Documents required to be delivered pursuant to this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or a representative thereof) (x) posts such documents or (y) provides a link thereto at the website address listed on Schedule 9.01; provided that, other than with respect to items required to be delivered pursuant to Section 5.01(k) above, the Borrower shall promptly notify (which notice may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents at the website address listed on Schedule 9.01 and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; (ii) on which such documents are delivered by the Borrower to the Administrative Agent for posting on behalf of the Borrower on IntraLinks/SyndTrak or another relevant website (the “Platform”), if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (iii) in respect of the items required to be delivered pursuant to Section 5.01(j) above with respect to information filed by Holdings or its applicable Parent Company with any securities exchange or with the SEC or any analogous governmental or private regulatory authority with jurisdiction over matters relating to securities, on which such items have been made available on the SEC website or the website of the relevant analogous governmental or private regulatory authority or securities exchange (including, for the avoidance of doubt, by way of “EDGAR”).

Notwithstanding the foregoing, the obligations in paragraphs (a), (b) and (h) of this Section 5.01 may instead be satisfied with respect to any financial statements of the Borrower by furnishing (A) the applicable financial statements of any Parent Company or (B) any Parent Company’s Form 10-K or 10-Q, as applicable, filed with the SEC or any securities exchange, in each case, within the time periods specified in such paragraphs and without any requirement to provide notice of such filing to the Administrative Agent or any Lender; provided that, with respect to each of clauses (A) and (B), (i) to the extent (1) such financial statements relate to any Parent Company and (2) either (I) such Parent Company (or any other Parent Company that is a subsidiary of such Parent Company) has any material third party

Indebtedness and/or material operations (as determined by the Borrower in good faith and other than any operations that are attributable solely to such Parent Company’s ownership of the Borrower and its Restricted Subsidiaries) or (II) there are material differences between the financial statements of such Parent Company and its consolidated subsidiaries, on the one hand, and the Borrower and its Restricted Subsidiaries, on the other hand, such financial statements or Form 10-K or Form 10-Q, as applicable, shall be accompanied by unaudited consolidating information that summarizes in reasonable detail the differences between the information relating to such Parent Company and its consolidated subsidiaries, on the one hand, and the information relating to the Borrower and its Restricted Subsidiaries on a stand-alone basis, on the other hand, which consolidating information shall be certified by a Responsible Officer of the Borrower as having been fairly presented in all material respects and (ii) to the extent such statements are in lieu of statements required to be provided under Section 5.01(b), such statements shall be accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall satisfy the applicable requirements set forth in Section 5.01(b).

No financial statement required to be delivered pursuant to Section 5.01(a) or (b) shall be required to include acquisition accounting adjustments relating to the Transactions or any Permitted Acquisition to the extent it is not practicable to include any such adjustments in such financial statement.

Section 5.02.    Existence. Except as otherwise permitted under Section 6.07 or Section 6.14, Holdings and the Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights, franchises, licenses and permits material to its business except, other than with respect to the preservation of the existence of the Borrower, to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that neither Holdings, the Borrower nor any of the Borrower’s Restricted Subsidiaries shall be required to preserve any such existence (other than with respect to the preservation of existence of Holdings and the Borrower), right, franchise, license or permit if a Responsible Officer of such Person or such Person’s board of directors (or similar governing body) determines that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders.

Section 5.03.    Payment of Taxes. Holdings and the Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income or businesses or franchises before any penalty or fine accrues thereon; provided, however, that no such Tax need be paid if (a) it is not more than 30 days overdue, (b) it is being contested in good faith by appropriate proceedings, so long as (i) adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made therefor and (ii) in the case of a Tax which has resulted or may result in the creation of a Lien on any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax and/or (c) failure to pay or discharge the same could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 5.04.    Maintenance of Properties. Holdings and the Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and casualty and condemnation excepted, all property reasonably necessary to the normal conduct of business of the Borrower and its Restricted Subsidiaries and from time to time will make or cause to be made all needed and appropriate repairs, renewals and replacements thereof except as expressly permitted by this Agreement or where the failure to maintain such properties or make such repairs, renewals or replacements could not reasonably be expected to have a Material Adverse Effect.

Section 5.05.    Insurance. (a) Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, the Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, such insurance coverage with respect to liability, loss or damage in respect of the assets, properties and businesses of the Borrower and its Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Each such policy of insurance shall, subject to Section 5.15 hereof, (i) name the Administrative Agent on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) to the extent available from the relevant insurance carrier, in the case of each casualty insurance policy (excluding any business interruption insurance policy), contain a lender loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties as the lender loss payee thereunder and, to the extent available from the relevant insurance carrier after submission of a request by the applicable Loan Party to obtain the same, provide for at least 30 days’ prior written notice to the Administrative Agent of any modification or cancellation of such policy (or 10 days’ prior written notice in the case of the failure to pay any premiums thereunder).

(b)    If any Mortgaged Property is at any time a Flood Hazard Property and the community in which such Mortgaged Property is located participates in the Flood Program, then the Borrower shall, or shall cause each applicable Loan Party to, comply in all material respects with the Flood Insurance Requirements. In connection with any Flood Compliance Event, the Administrative Agent shall provide to the Secured Parties evidence of compliance with the Flood Insurance Requirements, to the extent received from the Borrower. The Borrower and each Loan Party shall, to the extent reasonably requested by the Administrative Agent, cooperate with the Administrative Agent in connection with compliance with the Flood Insurance Requirements.

(c)    If a Flood Redesignation shall occur with respect to any Mortgaged Property located in the US, the Administrative Agent shall obtain a completed Flood Certificate with respect to the applicable Mortgaged Property, and the Borrower shall comply with the Flood Insurance Requirements with respect to such Mortgaged Property by not later than the date that is 60 days (or such later date to which the Administrative Agent may reasonably agree) after receipt of such Flood Certificates from the Administrative Agent.

Section 5.06.    Inspections. Holdings and the Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, permit any authorized representative designated by the Administrative Agent to visit and inspect any of the properties of Holdings, the Borrower and any of its Restricted Subsidiaries at which the principal financial records and executive officers of the applicable Person are located, to inspect, copy and take extracts from its and their respective financial and accounting records, and to discuss its and their respective affairs, finances and accounts with its and their Responsible Officers and independent public accountants (provided that the Borrower (or any of its subsidiaries) may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at reasonable times during normal business hours; provided that (a) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 5.06, (b) except as expressly set forth in clause (c) below during the continuance of an Event of Default, the Administrative Agent shall not exercise such rights more often than one time during any calendar year, (c) when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice and (d) notwithstanding anything to the contrary herein, neither the Borrower nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making of copies of or taking abstracts from, or discuss any document, information, or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information of any Person, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable Requirements of Law, (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product or (iv) in respect of which the Borrower or any Restricted Subsidiary owes confidentiality obligations to any third party (provided that such confidentiality obligations were not entered into in contemplation of the requirements of this Section 5.06).

Section 5.07.    Maintenance of Book and Records. Holdings and the Borrower will, and the Borrower will cause its Restricted Subsidiaries to, maintain proper books of record and account containing entries of all material financial transactions and matters involving the assets and business of Holdings, the Borrower and its Restricted Subsidiaries that are full, true and correct in all material respects and permit the preparation of consolidated financial statements in accordance with GAAP.

Section 5.08.    Compliance with Laws. Holdings and the Borrower will comply, and the Borrower will cause each of its Restricted Subsidiaries to comply, with the requirements of all applicable Requirements of Law (including applicable ERISA and all Environmental Laws, any US sanctions administered by OFAC, the USA PATRIOT Act and the FCPA), except to the extent the failure of Holdings, the Borrower or the relevant Restricted Subsidiary to comply could not reasonably be expected to have a Material Adverse Effect; provided that the requirements set forth in this Section 5.08, as they pertain to compliance by any Foreign Subsidiary with any US sanctions administered by OFAC, the USA PATRIOT ACT and the FCPA are subject to and limited by any Requirement of Law applicable to such Foreign Subsidiary in its relevant local jurisdiction and shall not apply to such Foreign Subsidiary to the extent the same conflict with relevant local Requirements of Law applicable to such Foreign Subsidiary

Section 5.09.    Environmental.

(a)    Environmental Disclosure. The Borrower will deliver to the Administrative Agent as soon as practicable following the sending or receipt thereof the Borrower or any of its Restricted Subsidiaries, a copy of any and all written communications with respect to (A) any Environmental Claim that, individually or in the aggregate, has a reasonable possibility of giving rise to a Material Adverse Effect, (B) any Release required to be reported by Holdings, the Borrower or any of its Restricted Subsidiaries to any federal, state or local governmental or regulatory agency or other Governmental Authority that reasonably could be expected to have a Material Adverse Effect, (C) any request made to the Borrower or any of its Restricted Subsidiaries for information from any governmental agency that suggests such agency is investigating whether Holdings, the Borrower or any of its Restricted Subsidiaries may be potentially responsible for any Hazardous Materials Activity which is reasonably expected to have a Material Adverse Effect and (D) subject to the limitations set forth in the proviso to Section 5.01(l), such other documents and information as from time to time may be reasonably requested by the Administrative Agent in relation to any matters disclosed pursuant to this Section 5.09(a);

(b)    Hazardous Materials Activities, Etc. Holdings and the Borrower shall promptly take, and the Borrower shall cause each of its Restricted Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by Holdings, the Borrower or its Restricted Subsidiaries, and address with appropriate corrective or remedial action any Release or threatened Release of Hazardous Materials at or from any Facility, in each case, that could reasonably be expected to have a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against Holdings, the Borrower or any of its Restricted Subsidiaries and discharge any obligations it may have to any Person thereunder, in each case, where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10.    Designation of Subsidiaries. The Borrower may at any time after the Closing Date designate (or redesignate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a

Restricted Subsidiary; provided that (a) immediately after giving effect to such designation, no Event of Default exists (including after giving effect to the reclassification of Investments in, Indebtedness of and Liens on the assets of, the applicable Restricted Subsidiary or Unrestricted Subsidiary). (b) as of the date of the designation thereof, no Unrestricted Subsidiary shall own any Capital Stock in, or Indebtedness of, the Borrower or any Restricted Subsidiary of the Borrower or hold any Liens on Capital Stock in the Borrower or any of its Restricted Subsidiaries or any material assets of the Borrower or any of its Restricted Subsidiaries (unless such Restricted Subsidiary is also designated as an Unrestricted Subsidiary), (c) as of the date of the designation thereof, no Unrestricted Subsidiary shall own any intellectual property, governmental or regulatory consent, approval, license or authorization, in each case, that is material to the business of the Borrower and its Restricted Subsidiaries (in the Borrower’s reasonable determination) and (d) and designation of a Restricted Subsidiary as an Unrestricted Subsidiary shall also be a designation of any Subsidiary of such Unrestricted Subsidiary as an Unrestricted Subsidiary. The designation of any subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower (or its applicable Restricted Subsidiary) therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such subsidiary attributable to the Borrower’s (or its applicable Restricted Subsidiary’s) equity interest therein as reasonably estimated by the Borrower (and such designation shall only be permitted to the extent such Investment is permitted under Section 6.06). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such subsidiary, as applicable; provided that upon any re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s “Investment” in such Restricted Subsidiary at the time of such re-designation, less (b) the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Borrower’s equity therein at the time of such re-designation.

Section 5.11.    Use of Proceeds. The Borrower shall use the proceeds of the Revolving Loans (a) on the Closing Date (i) to finance all or a portion of the Transactions (including the payment of Transaction Costs and other costs and expenses and/or purchase price or working capital adjustments under the Acquisition Agreement (including with respect to the amount of any Cash, Cash Equivalents, marketable securities and working capital to be acquired)) in an aggregate principal amount of up to $2,500,000, and (ii) for working capital needs and other general corporate purposes in an aggregate principal amount of up to $5,000,000, and (b) after the Closing Date, to finance working capital needs and other general corporate purposes of the Borrower and its subsidiaries (including for capital expenditures, acquisitions, Investments, working capital and/or purchase price adjustments (including in connection with the Acquisition), Restricted Payments, Restricted Debt Payments and related fees and expenses (including Taxes) and any other purpose not prohibited by the terms of the Loan Documents, including to replenish balance sheet cash used to finance any acquisition or other Investment). The Borrower shall use the proceeds of the Initial Term Loans made on the Closing Date to finance all or a portion of the Transactions (including working capital and/or purchase price adjustments under the Acquisition Agreement (including with respect to the amount of any Cash, Cash Equivalents, marketable securities and working capital to be acquired) and the payment of Transaction Costs). The Borrower shall use the proceeds of the Swingline Loans made after the Closing Date to finance the working capital needs and for other general corporate purposes of the Borrower and its subsidiaries and for any other purpose not prohibited by the terms of the Loan Documents. Letters of Credit may be issued (i) on the Closing Date in the ordinary course of business and to replace or provide credit support for any letter of credit, bank guarantee and/or surety, customs, performance or similar bond of the Borrower and its subsidiaries or any of their Affiliates and/or to replace cash collateral posted by any of the foregoing Persons and (ii) after the Closing Date, for general corporate purposes of the Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents. The Borrower shall use the proceeds of the 2020 Incremental Term Loans made on the First Amendment Effective Date, together with the cash on hand, to finance the 2020 Dividend and the payment of First Amendment Transaction Costs.

Section 5.12.    Covenant to Guarantee Obligations and Provide Security.

(a)    Upon (i) the formation or acquisition after the Closing Date of any Restricted Subsidiary, (ii) the designation of any Unrestricted Subsidiary that is a Domestic Subsidiary as a Restricted Subsidiary, or (iii) any Restricted Subsidiary that is a Domestic Subsidiary that was an Excluded Subsidiary ceasing to be an Excluded Subsidiary, (x) if the event giving rise to the obligation under this Section 5.12(a) occurs during any Fiscal Quarter of any Fiscal Year, on or before the date on which financial statements are required to be delivered pursuant to Section 5.01(a) for the Fiscal Quarter in which the relevant formation, acquisition, designation or cessation occurred (or such longer period as the Administrative Agent may reasonably agree), the Borrower shall (A) cause such Restricted Subsidiary (other than any Excluded Subsidiary) to comply with the requirements set forth in clause (b) of the definition of “Collateral and Guarantee Requirement” and (B) upon the reasonable request of the Administrative Agent, cause the relevant Restricted Subsidiary (other than any Excluded Subsidiary) to deliver to the Administrative Agent a signed copy of a customary opinion of counsel for such Restricted Subsidiary, addressed to the Administrative Agent and the other relevant Secured Parties.

(b)    Within 60 days (or such longer period as the Administrative Agent may reasonably agree) after the acquisition by the Borrower or any Loan Party that is a Domestic Subsidiary of the Borrower of any Material Real Estate Asset other than any Excluded Asset, the Borrower will give the Administrative Agent written notice of the acquisition of such Material Real Estate Asset. Promptly upon receipt of such written notice, the Administrative Agent shall request that each Lender confirm to the Administrative Agent that it has completed any flood insurance diligence that such Lender is required to complete according to its internal policies and procedures. Upon receipt by the Administrative Agent of such confirmation from each Lender, the Administrative Agent shall notify the same in writing to the Borrower and the Borrower shall, or shall cause such Loan Party, to comply with the requirements set forth in clause (c) of the definition of “Collateral and Guarantee Requirement” within 90 days of the receipt of such written notice (or such longer period as the Administrative Agent may reasonably agree); provided that the failure to satisfy the requirements set forth in clause (c) of the definition of “Collateral and Guarantee Requirement” with respect to any Material Real Estate Asset due to (x) any Lender not providing such confirmation to the Administrative Agent or (y) the Administrative Agent not providing any written notice contemplated by this clause (b) to the Borrower, in each case, shall not be a Default or give rise to an Event of Default. For purposes of this clause (b), any Material Real Estate Asset owned by any Restricted Subsidiary at the time such Restricted Subsidiary is required to become a Loan Party under Section 5.12(a) above shall be deemed to have been acquired by such Restricted Subsidiary on the first day of the time period within which such Restricted Subsidiary is required to become a Loan Party under Section 5.12(a).

(c)    [Reserved].

(d)    Notwithstanding anything to the contrary herein or in any other Loan Document, it is understood and agreed that:

(i)    the Administrative Agent may grant extensions of time (including after the expiration of any relevant period, which may apply retroactively) for the creation and perfection of security interests in, or obtaining of title insurance, legal opinions, surveys or other deliverables with respect to, particular assets or the provision of any Loan Guaranty by any Restricted Subsidiary (in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Closing Date), and each Lender hereby consents to any such extension of time,

(ii)    any Lien required to be granted from time to time pursuant to the definition of “Collateral and Guarantee Requirement” shall be subject to the exceptions and limitations set forth in the Collateral Documents,

(iii)    perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements (other than possession of pledged first-tier Capital Stock of the Borrower or any Restricted Subsidiary and/or Material Debt Instruments, in each case to the extent the same otherwise constitute Collateral),

(iv)    no Loan Party shall be required to seek any landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement;

(v)    no Loan Party will be required to (A) take any action to grant or perfect a security interest in any asset located outside of the United States (other than reasonable filings of Intellectual Property Security Agreements required by the Perfection Requirements) or (B) other than reasonable filings of Intellectual Property Security Agreements required by the Perfection Requirements, execute any security agreement, pledge agreement, mortgage, deed, charge or other collateral document governed by the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia,

(vi)    in no event will the Collateral include any Excluded Asset and in no event will the Borrower or any of its subsidiaries be required to cause any Excluded Subsidiary to become a Subsidiary Guarantor,

(vii)    no action shall be required to perfect any Lien with respect to (1) any vehicle or other asset subject to a certificate of title, (2) [reserved], (3) the Capital Stock of any Immaterial Subsidiary and/or (4) the Capital Stock of any Person that is not a subsidiary, which Person, if a subsidiary, would constitute an Immaterial Subsidiary, in each case except to the extent that a security interest therein can be perfected by filing a Form UCC-1 (or similar) financing statement under the UCC (without the requirement to list an “VIN” or similar number),

(viii)    no action shall be required to perfect a Lien in any asset in respect of which the perfection of a security interest therein would (1) be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of capital leases, purchase money and similar financings), (2) violate the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of capital leases, purchase money and similar financings), in each case, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable Requirement of Law or (3) trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of capital leases, purchase money and similar financings) pursuant to any “change of control” or similar provision; it being understood that the Collateral shall include any proceeds and/or receivables arising out of any contract described in this clause to the extent the assignment of such proceeds or receivables is expressly deemed effective under the UCC or other applicable Requirement of Law notwithstanding the relevant prohibition, violation or termination right,

(ix)    no Loan Party shall be required to perfect a Lien in any asset to the extent the perfection of a security interest in such asset would be prohibited under any applicable Requirement of Law,

(x)    any Joinder Agreement, any Collateral Document and/or any other Loan Document executed by any Restricted Subsidiary that is required to become (or otherwise becomes) a Loan Party pursuant to Section 5.12(a) above (including any Joinder Agreement) may, with the consent of the Administrative Agent (not to be unreasonably withheld or delayed), include such schedules (or updates to schedules) as may be necessary to qualify any representation or warranty set forth in any Loan Document to the extent necessary to ensure that such representation or warranty is true and correct to the extent required thereby or by the terms of any other Loan Document,

(xi)    the Lenders and the Administrative Agent acknowledge and agree that the Collateral that may be provided by any Loan Party may be limited to minimize stamp duty, notarization, registration or other applicable fees, taxes and duties where the benefit to the Secured Parties of increasing the secured amount is disproportionate to the cost of such fees, taxes and duties, and

(xii)    the Administrative Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined in writing by the Borrower and the Administrative Agent.

Section 5.13.    [Reserved].

Section 5.14.    Further Assurances. Promptly upon request of the Administrative Agent and subject to the limitations described in Section 5.12:

(a)    The Borrower will, and will cause each other Loan Party to, execute any and all further documents, financing statements, agreements, instruments, certificates, notices and acknowledgments and take all such further actions (including the filing and recordation of financing statements, fixture filings, Mortgages and/or amendments thereto and other documents), that may be required under any applicable Requirements of Law and which the Administrative Agent may reasonably request to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents, all at the expense of the relevant Loan Parties.

(b)    The Borrower will, and will cause each other Loan Party to, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts (including notices to third parties), deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents.

Section 5.15.    Post-Closing Covenant. Take the actions required by Schedule 5.15 in each case within the time periods specified therein (or, in each case, such longer period to which the Administrative Agent may reasonably agree).

ARTICLE 6

NEGATIVE COVENANTS

From the Closing Date and until the Termination Date, the Borrower (and, solely in the case of Section 6.14, Holdings) covenants and agrees with the Lenders, the Issuing Banks and the Administrative Agent that:

Section 6.01.    Indebtedness. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except:

(a)    the Secured Obligations (including any Additional Term Loans and any Additional Revolving Loans);

(b)    Indebtedness of (i) the Borrower to Holdings and/or any Restricted Subsidiary, (ii) of Holdings to the Borrower and/or any Restricted Subsidiary and/or (iii) of any Restricted Subsidiary to Holdings, the Borrower and/or any other Restricted Subsidiary; provided that in the case of any Indebtedness of any Restricted Subsidiary that is not a Loan Party owing to the Borrower or any Restricted Subsidiary that is a Loan Party, such Indebtedness shall be permitted as an Investment under Section 6.06; provided, further, that any Indebtedness of any Loan Party to any Restricted Subsidiary that is not a Loan Party incurred in reliance on this clause (b) must be unsecured and expressly subordinated to the Obligations of such Loan Party on terms that are reasonably acceptable to the Administrative Agent (including pursuant to an Intercompany Note);

(c)    [Reserved];

(d)    Indebtedness arising from any agreement providing for indemnification, adjustment of purchase price or similar obligations (including contingent earn-out obligations) incurred in connection with the Transactions, any Disposition permitted hereunder, any acquisition permitted hereunder or consummated prior to the Closing Date or any other purchase of assets or Capital Stock or other Investments, and Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance of the Borrower or any such Restricted Subsidiary pursuant to any such agreement;

(e)    Indebtedness of the Borrower and/or any Restricted Subsidiary incurred in the ordinary course of business (i) as a result of or pursuant to tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, customs, appeal, performance and/or return of money bonds or other similar obligations incurred in the ordinary course of business and (ii) in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments to support any of the foregoing items;

(f)    Indebtedness of the Borrower and/or any Restricted Subsidiary in respect of Banking Services and/or otherwise in connection with Cash management and Deposit Accounts, including Banking Services Obligations and incentive, supplier finance or similar programs;

(g)    (i) guaranties by the Borrower and/or any Restricted Subsidiary of the obligations of suppliers, customers and licensees in the ordinary course of business, (ii) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower and/or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services and (iii) Indebtedness in respect of letters of credit, bankers’ acceptances, bank guaranties or similar instruments supporting trade payables, warehouse receipts or similar facilities entered into in the ordinary course of business;

(h)    Guarantees by the Borrower and/or any Restricted Subsidiary of Indebtedness or other obligations of the Borrower, any Restricted Subsidiary and/or any joint venture with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01 or other obligations not prohibited by this Agreement; provided that in the case of any Guarantee by any Loan Party of the obligations of any non-Loan Party, the related Investment is permitted under Section 6.06;

(i)    Indebtedness of Holdings, the Borrower and/or any Restricted Subsidiary existing on the Closing Date; provided that any such Indebtedness or commitment having an outstanding principal amount in excess of $2,500,000 shall be described on Schedule 6.01;

(j)    Indebtedness of Restricted Subsidiaries that are not Loan Parties; provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed the greater of $30,000,000 and 30% of Consolidated Adjusted EBITDA for the most recently ended Test Period when aggregated with any Indebtedness of Restricted Subsidiaries that are not Loan Parties incurred under Section 6.01(q), (u) or (w);

(k)    Indebtedness of the Borrower and/or any Restricted Subsidiary consisting of obligations owing under incentive, supply, license or similar agreements entered into in the ordinary course of business;

(l)    Indebtedness of the Borrower and/or any Restricted Subsidiary consisting of (i) the financing of insurance premiums, (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business and/or (iii) obligations to reacquire assets or inventory in connection with customer financing arrangements in the ordinary course of business;

(m)    Indebtedness of the Borrower and/or any Restricted Subsidiary with respect to Capital Leases and purchase money Indebtedness in an aggregate outstanding principal amount not to exceed the greater of $25,000,000 and 25% of Consolidated Adjusted EBITDA for the most recently ended Test Period;

(n)    Indebtedness of any Person that becomes a Restricted Subsidiary or Indebtedness assumed in connection with any acquisition or similar Investment; provided that:

(i)    such Indebtedness (A) existed at the time such Person became a Restricted Subsidiary or the assets subject to such Indebtedness were acquired and (B) was not created or incurred in anticipation thereof, and

(ii)    after giving effect to such Indebtedness on a Pro Forma Basis:

(A)    no Event of Default exists and is continuing; and

(B)    the Borrower is in compliance with Section 6.15(a), calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period.

(o)    Indebtedness issued by the Borrower or any Restricted Subsidiary to any stockholder of any Parent Company or any current or former director, officer, employee, member of management, manager or consultant of any Parent Company, the Borrower or any subsidiary (or their respective Immediate Family Members) to finance the purchase or redemption of Capital Stock of any Parent Company permitted by Section 6.04(a);

(p)    Indebtedness refinancing, refunding or replacing any Indebtedness permitted under clauses (a), (i), (m), (n), (q), (w), and (z) of this Section 6.01 (in any case, including any refinancing Indebtedness incurred in respect thereof, “Refinancing Indebtedness”) and any subsequent Refinancing Indebtedness in respect thereof; provided that:

(i)    the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced, refunded or replaced, except by (A) an amount equal to unpaid accrued interest, penalties and premiums (including tender premiums) thereon plus underwriting discounts, other reasonable and customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with the relevant refinancing, refunding or replacement and the related refinancing transaction, (B) an amount equal to any existing commitments unutilized thereunder and (C) additional amounts permitted to be incurred pursuant to this Section 6.01 (provided that (1) any additional Indebtedness referenced in this clause (C) satisfies the other applicable requirements of this definition (with additional amounts incurred in reliance on this clause (C) constituting a utilization of the relevant basket or exception pursuant to which such additional amount is permitted) and (2) if such additional Indebtedness is secured, the Lien securing such Indebtedness satisfies the applicable requirements of Section 6.02),

(ii)    other than in the case of Refinancing Indebtedness with respect to clauses (i), (m) and/or (n) and other than Customary Bridge Loans, such Indebtedness has (A) a final maturity equal to or later than (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to) the final maturity of the Indebtedness being refinanced, refunded or replaced and (B) other than with respect to revolving Indebtedness, such Refinancing Indebtedness has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced, refunded or replaced (without giving effect to any prepayment thereof),

(iii)    the terms of any Refinancing Indebtedness with an original principal amount in excess of the Threshold Amount (other than any Indebtedness of the type described in Section 6.01(m)) (excluding, to the extent applicable, pricing, fees, premiums, rate floors, optional prepayment, redemption terms or subordination terms and, with respect to Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) above, security), are not, taken as a whole (as reasonably determined by the Borrower), more favorable to the lenders providing such Indebtedness than those applicable to the Indebtedness being refinanced, refunded or replaced (other than (A) any covenants or any other provisions, taken as a whole, applicable only to periods after the applicable maturity date of the debt then-being refinanced as of such date, (B) any covenant or provision which constitutes a then current market term for the applicable type of Indebtedness or (C) any covenant or other provision which is conformed (or added) to the Loan Documents for the benefit of the Lenders or, as applicable, the Administrative Agent pursuant to an amendment to this Agreement effectuated in reliance on Section 9.02(d)(ii)),

(iv)    in the case of Refinancing Indebtedness with respect to Indebtedness permitted under clauses, (m), (n), (q) (solely as it relates to (1) the Shared Incremental Amount or (2) the amount of such Indebtedness that may be incurred by Restricted Subsidiaries that are not Loan Parties incurred pursuant to (x) clause (i) therein and (y) the proviso to clause (ii) therein), (w) (solely as it relates to (1) the Shared Incremental Amount or (2) the amount of such Indebtedness that may be incurred by Restricted Subsidiaries that are not Loan Parties incurred pursuant to (x) clause (i) therein and (y) the proviso to clause (ii) therein), and (z) (solely as it relates to the Shared Incremental Amount) of this Section 6.01, the incurrence thereof shall be without duplication of any amount outstanding in reliance on the relevant clause such that the amount available under the relevant clause shall be reduced by the amount of the applicable Refinancing Indebtedness,

(v)    except in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01, (A) such Indebtedness, if secured, is secured only by Permitted Liens at the time of such refinancing, refunding or replacement (it being understood that secured Indebtedness may be refinanced with unsecured Indebtedness), and if the Liens securing such Indebtedness were originally contractually subordinated to the Liens on the Collateral securing the Initial Term Loans, the Liens securing such Indebtedness are subordinated to the Liens on the Collateral securing the Initial Term Loans on terms not materially less favorable (as reasonably determined by the Borrower), taken as a whole, to the Lenders than those (1) applicable to the Liens securing the Indebtedness being refinanced, refunded or replaced, taken as a whole, or (2) set forth in any Acceptable Intercreditor Agreement, (B) such Indebtedness is incurred and guaranteed solely by the obligor or obligors in respect of the Indebtedness being refinanced, refunded or replaced, except to the extent otherwise permitted pursuant to Section 6.01 (it being understood that any entity that was a guarantor in respect of the relevant refinanced Indebtedness may be the primary obligor in respect of the refinancing Indebtedness, and any entity that was the primary obligor in respect of the relevant refinanced Indebtedness may be a guarantor in respect of the refinancing Indebtedness), (C) if the Indebtedness being refinanced, refunded or replaced was expressly contractually subordinated to the Obligations in right of payment, (1) such Indebtedness is contractually subordinated to the Obligations in right of payment, or (2) if not contractually subordinated to the Obligations in right of payment, the purchase, defeasance, redemption, repurchase, repayment, refinancing or other acquisition or retirement of such Indebtedness is permitted under Section 6.04(b) (other than Section 6.04(b)(i)), and (D) as of the date of the incurrence of such Indebtedness and after giving effect thereto, no Event of Default exists, and

(vi)    in the case of Refinancing Indebtedness constituting Replacement Debt, (A) such Indebtedness is pari passu or junior in right of payment and secured by the Collateral on a pari passu or junior basis with respect to the remaining Obligations hereunder, or is unsecured; provided that any such Refinancing Indebtedness that is pari passu or junior with respect to the Collateral shall be subject to an Acceptable Intercreditor Agreement, (B) if the Indebtedness being refinanced, refunded or replaced is secured, it is not secured by any assets other than the Collateral, (C) if the Indebtedness being refinanced, refunded or replaced is Guaranteed, it shall not be Guaranteed by any Person other than one or more Loan Parties and (D) such Refinancing Indebtedness is incurred under (and pursuant to) documentation other than this Agreement; it being understood and agreed that any such Refinancing Indebtedness that is pari passu with the Initial Term Loans hereunder in right of payment and secured by the Collateral on a pari passu basis with respect to the Secured Obligations hereunder that are secured on a first lien basis may participate (x) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (y) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi);

(q)    so long as no Default or Event of Default shall exist immediately prior to or after giving effect to the incurrence or implementation of such Indebtedness, Indebtedness incurred to finance any acquisition or similar Investment permitted hereunder after the Closing Date; provided that such Indebtedness incurred pursuant to this clause (q) shall not exceed the greater of (i) the Shared Incremental Amount (giving effect to the adjustments thereto as described in clause (a) of the definition of “Incremental Cap”), and (ii) an unlimited amount so long as, in the case of this clause (ii), after giving effect to such acquisition or similar Investment on a Pro Forma Basis (in each case, without “netting” the cash proceeds of the applicable Indebtedness being incurred and any other concurrently incurred Indebtedness and, in the case of any revolving credit facility then being incurred or established, assuming a full drawing of such revolving credit facility): (1) if such Acquisition Ratio Debt constitutes First Lien Debt, the First Lien Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 4.50:1.00, (2) if such Acquisition Ratio Debt constitutes Junior Lien Debt, the Secured Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 5.50:1.00 or (3) if such Indebtedness is secured by a Lien on any asset that does not constitute Collateral or is unsecured, the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 6.00:1.00; provided, however, that (1) the aggregate outstanding principal amount of Acquisition Ratio Debt incurred in reliance on this Section 6.01(q) by Restricted Subsidiaries that are not Loan Parties shall not, at any time, exceed an amount equal to the greater of $30,000,000 and 30% of Consolidated Adjusted EBITDA for the most recently ended Test Period when aggregated with any Indebtedness of Restricted Subsidiaries that are not Loan Parties incurred under Section 6.01(j), (u) or (w), (2) (I) the final maturity date of such Indebtedness (other than any such Indebtedness in the form of Customary Bridge Loans) is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence thereof, (II) the Weighted Average Life to Maturity applicable to such Indebtedness (other than any such Indebtedness in the form of Customary Bridge Loans) is no shorter than the Weighted Average Life to Maturity of the then-existing Term Loans, (III) other than with respect to Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, if such Indebtedness is secured, it may not be secured by any asset other than the Collateral, (IV) other than with respect to Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, if such Indebtedness is guaranteed, it may not be guaranteed by any Person which is not a Loan Party and (V) other than with respect to Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, such Indebtedness shall be subject to an Acceptable Intercreditor Agreement and (3) if such Acquisition Ratio Debt is in the form of First Lien Debt (other than bona fide revolving credit facilities) that is pari passu with the Initial Term Loans in right of payment and with respect to security, the Initial Term Loans shall benefit from the MFN Provision (the Indebtedness incurred pursuant to this Section 6.01(q), “Acquisition Ratio Debt”);

(r)    [reserved];

(s)    Indebtedness of the Borrower and/or any Restricted Subsidiary under any Derivative Transaction not entered into for speculative purposes;

(t)    Indebtedness of the Borrower and/or any Restricted Subsidiary representing (i) deferred compensation to current or former directors, officers, employees, members of management, managers, and consultants of any Parent Company, the Borrower and/or any Restricted Subsidiary in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with the Transactions, any Permitted Acquisition or any other Investment permitted hereby;

(u)    Indebtedness of the Borrower and/or any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed the greater of $25,000,000 and 25% of Consolidated Adjusted EBITDA for the most recently ended Test Period; provided, however, that the aggregate outstanding principal amount of Indebtedness incurred in reliance on this Section 6.01(u) by Restricted Subsidiaries that are not Loan Parties shall not, at any time, exceed an amount equal to the greater of $30,000,000 and 30% of Consolidated Adjusted EBITDA for the most recently ended Test Period when aggregated with any Indebtedness of Restricted Subsidiaries that are not Loan Parties incurred under Section 6.01(j), (q) or (w);

(v)    to the extent constituting Indebtedness, obligations arising under the Acquisition Agreement;

(w)    so long as no Default or Event of Default shall exist immediately prior to or after giving effect to the incurrence or implementation of such Indebtedness, Indebtedness of the Borrower and/or any Restricted Subsidiary so long as, after giving effect thereto, including the application of the proceeds thereof

(in each case, without “netting” the cash proceeds of the applicable Indebtedness being incurred or any other concurrently incurred Indebtedness and, in the case of any revolving credit facility then being incurred or established, assuming a full drawing of such revolving credit facility), an amount equal to the sum of (i) the Shared Incremental Amount (giving effect to the adjustments thereto as described in clause (a) of the definition of “Incremental Cap”) and (ii) an additional unlimited amount, so long as, in the case of this clause (ii) on a Pro Forma Basis (A) if such Ratio Debt constitutes First Lien Debt, the First Lien Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 4.50:1.00, (B) if such Ratio Debt constitutes Junior Lien Debt, the Secured Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 5.50:1.00 or (C) if such Indebtedness is secured by a Lien on any asset that does not constitute Collateral or is unsecured, the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 6.00:1.00; provided, however, that (1) the aggregate outstanding principal amount of Ratio Debt incurred in reliance on this Section 6.01(w) by Restricted Subsidiaries that are not Loan Parties shall not, at any time, exceed an amount equal to the greater of $30,000,000 and 30% of Consolidated Adjusted EBITDA for the most recently ended Test Period when aggregated with any Indebtedness of Restricted Subsidiaries that are not Loan Parties incurred under Section 6.01(j), (q) or (u), (2) (I) the final maturity date of such Indebtedness (other than any such Indebtedness in the form of Customary Bridge Loans) is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence thereof, (II) the Weighted Average Life to Maturity applicable to such Indebtedness (other than any such Indebtedness in the form of Customary Bridge Loans or revolving loans) is no shorter than the Weighted Average Life to Maturity of any then-existing Term Loans, (III) other than with respect to Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, if such Indebtedness is secured, it may not be secured by any asset other than the Collateral, (IV) other than with respect to Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, if such Indebtedness is guaranteed, it may not be guaranteed by any Person which is not a Loan Party and (V) other than with respect to Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, such Indebtedness shall be subject to an Acceptable Intercreditor Agreement and (3) if such Ratio Debt is in the form of First Lien Debt (other than bona fide revolving credit facilities) that is pari passu with the Initial Term Loans in right of payment and with respect to security, the Initial Term Loans shall benefit from the MFN Provision (the Indebtedness incurred pursuant to this Section 6.01(w), the “Ratio Debt”);

(x)    [Reserved];

(y)    Indebtedness of the Borrower and/or any Restricted Subsidiary incurred in connection with Sale and Lease-Back Transactions in an aggregate outstanding principal amount not to exceed equal to the greater of $15,000,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period;

(z)    Incremental Equivalent Debt of the Borrower;

(aa)    Indebtedness (including obligations in respect of letters of credit, bank guarantees, bankers’ acceptances, surety bonds, performance bonds or similar instruments with respect to such Indebtedness) incurred by the Borrower and/or any Restricted Subsidiary in respect of workers compensation claims, unemployment, property, casualty or liability insurance (including premiums related thereto) or self-insurance, other reimbursement-type obligations regarding workers’ compensation claims, other types of social security, pension obligations, vacation pay or health, disability or other employee benefits;

(bb)     Indebtedness representing (i) deferred compensation to current or former directors, officers, employees, members of management, managers and consultants of any Parent Company, the Borrower or any Subsidiary in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with the Transactions, any acquisition or any other Investment permitted hereby;

(cc)    Indebtedness of the Borrower and/or any Restricted Subsidiary in respect of any letter of credit or bank guarantee issued in favor of any Issuing Bank, or the Swingline Lender to support any Defaulting Lender’s participation in Letters of Credit issued, or Swingline Loans made, hereunder;

(dd)    Indebtedness of the Borrower or any Restricted Subsidiary supported by any Letter of Credit or any other letter of credit, bank guarantee or similar instrument permitted by this Section 6.01;

(ee)    unfunded pension fund and other employee benefit plan obligations and liabilities incurred by the Borrower and/or any Restricted Subsidiary in the ordinary course of business to the extent that the unfunded amounts would not otherwise cause an Event of Default under Section 7.01(i);

(ff)    customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business; and

(gg)    without duplication of any other Indebtedness, all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to Indebtedness of the Borrower and/or any Restricted Subsidiary hereunder.

Section 6.02.    Liens. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, create, incur, assume or permit or suffer to exist any Lien on or with respect to any property of any kind owned by it, whether now owned or hereafter acquired, or any income or profits therefrom, except:

(a)    Liens securing the Secured Obligations;

(b)    Liens for Taxes which (i) are not then due, (ii) if due, are not at such time required to be paid pursuant to Section 5.03 or (iii) are being contested in accordance with Section 5.03;

(c)    statutory Liens (and rights of set-off) of landlords, banks, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by applicable Requirements of Law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue by more than 30 days, (ii) for amounts that are overdue by more than 30 days and that are being contested in good faith by appropriate proceedings, so long as any reserves or other appropriate provisions required by GAAP have been made for any such contested amounts or (iii) with respect to which the failure to make payment could not reasonably be expected to have a Material Adverse Effect;

(d)    Liens incurred (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security laws and regulations, (ii) in the ordinary course of business to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), (iii) pursuant to pledges and deposits of Cash or Cash Equivalents in the ordinary course of business securing (x) any liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty, liability or other insurance to the Borrower and its subsidiaries or (y) leases or licenses of property otherwise permitted by this Agreement and (iv) to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clauses (i) through (iii) above;

(e)    Liens consisting of survey exceptions, easements, rights-of-way, restrictions,, covenants, conditions, declarations, encroachments, zoning restrictions and other defects or irregularities in title or environmental deed restrictions, in each case, which do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Borrower and/or its Restricted Subsidiaries, taken as a whole;

(f)    Liens consisting of any (i) interest or title of a lessor or sub-lessor under any lease of real estate permitted hereunder, (ii) landlord lien permitted by the terms of any lease, (iii) restriction or encumbrance to which the interest or title of such lessor or sub-lessor may be subject or (iv) subordination of the interest of the lessee or sub-lessee under such lease to any restriction or encumbrance referred to in the preceding clause (iii);

(g)    Liens (i) solely on any Cash earnest money deposits (including as part of any escrow arrangement) made by the Borrower and/or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement with respect to any Investment permitted hereunder and (ii) consisting of (A) an agreement to Dispose of any property in a Disposition permitted under Section 6.07 and/or (B) the pledge of Cash as part of an escrow arrangement required in any Disposition permitted under Section 6.07;

(h)    purported Liens evidenced by the filing of UCC financing statements relating solely to operating leases or consignment or bailee arrangements entered into in the ordinary course of business, and Liens arising from precautionary UCC financing statements or similar filings;

(i)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j)    Liens in connection with any zoning, building, environmental or similar Requirements of Law or right reserved to or vested in any Governmental Authority to control or regulate the use or dimensions of any real property or the structures thereon, including Liens in connection with any condemnation or eminent domain proceeding or compulsory purchase order;

(k)    Liens securing Indebtedness permitted pursuant to Section 6.01(p) (solely with respect to the permitted refinancing of (1) Indebtedness permitted pursuant to Sections 6.01(a), (i), (m), (n), (q), (w) and (z), and (2) Indebtedness that is secured in reliance on Section 6.02(u) (provided that the granting of the relevant Lien shall be without duplication of any Lien outstanding under Section 6.02(u) such that the amount available under Section 6.02(u) shall be reduced by the amount of the applicable Lien granted in reliance on this clause (2))); provided that (i) no such Lien extends to any asset not covered by the Lien securing the Indebtedness that is being refinanced (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates), (ii) if the Lien securing the Indebtedness being refinanced was subject to intercreditor arrangements, then (A) the Lien securing any refinancing Indebtedness in respect thereof shall be subject to intercreditor arrangements that are not materially less favorable to the Secured Parties, taken as a whole, than the intercreditor arrangements governing the Lien securing the Indebtedness that is refinanced or (B) the intercreditor arrangements governing the Lien securing the relevant refinancing Indebtedness shall be set forth in an Acceptable Intercreditor Agreement and (iii) no such Lien shall be senior in priority as compared to the Lien securing the Indebtedness being refinanced;

(l)    Liens in existence on the Closing Date and any modification, replacement, refinancing, renewal or extension thereof; provided that any such Lien securing Indebtedness having an aggregate principal amount outstanding on the Closing Date in excess of $2,500,000 shall be described on Schedule 6.02; provided, further that (i) no such Lien extends to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 6.01 and (B) proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) and (ii) any such modification, replacement, refinancing, renewal or extension of the obligations secured or benefited by such Liens, if constituting Indebtedness, is permitted by Section 6.01;

(m)    Liens arising out of Sale and Lease-Back Transactions in an aggregate outstanding principal amount not to exceed equal to the greater of $15,000,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period;

(n)    Liens securing Indebtedness permitted pursuant to Section 6.01(m); provided that any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates);

(o)    Liens securing Indebtedness permitted pursuant to Section 6.01(n) on the relevant acquired assets or on the Capital Stock and assets of the relevant newly acquired Restricted Subsidiary; provided that no such Lien (x) extends to or covers any other assets (other than the proceeds or products thereof, replacements, accessions or additions thereto and improvements thereon) or (y) was created in contemplation of the applicable acquisition of assets or Capital Stock;

(p)    (i) Liens that are contractual rights of setoff or netting relating to (A) the establishment of depositary relations with banks not granted in connection with the issuance of Indebtedness, (B) pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, (C) purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business and (D) commodity trading or other brokerage accounts incurred in the ordinary course of business, (ii) Liens encumbering reasonable customary initial deposits and margin deposits, (iii) bankers Liens and rights and remedies as to Deposit Accounts, (iv) Liens of a collection bank arising under Section 4-208 of the UCC on items in the ordinary course of business, (v) Liens in favor of banking or other financial institutions arising as a matter of Law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions, (vi) Liens on the proceeds of any Indebtedness incurred in connection with any transaction permitted hereunder, which proceeds have been deposited into an escrow account on customary terms to secure such Indebtedness pending the application of such proceeds to finance such transaction and (vii) any general banking Lien over any bank account arising in the ordinary course of business;

(q)    Liens on assets owned by Restricted Subsidiaries that are not Loan Parties (including Capital Stock owned by such Persons) securing Indebtedness of Restricted Subsidiaries that are not Loan Parties permitted pursuant to Section 6.01;

(r)    Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrower and/or its Restricted Subsidiaries;

(s)    Liens securing Indebtedness incurred in reliance on, and subject to the provisions set forth in, Sections 6.01(q)(i), (q)(ii)(1), (q)(ii)(2), (w)(i), (w)(ii)(A), (w)(ii)(B) and/or (z); provided, that any Lien that is granted in reliance on this clause (s) on the Collateral shall be subject to an Acceptable Intercreditor Agreement;

(t)    [Reserved];

(u)    Liens on assets securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed the greater of $25,000,000 and 25% of Consolidated Adjusted EBITDA for the most recently ended Test Period;

(v)    (i) Liens on assets securing judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith not constituting an Event of Default under Section 7.01(h) and (ii) any pledge and/or deposit securing any settlement of litigation;

(w)    leases, licenses, subleases or sublicenses in the ordinary course of business which do not secure any Indebtedness;

(x)    Liens on Securities that are the subject of repurchase agreements constituting Investments permitted under Section 6.06 arising out of such repurchase transaction;

(y)    Liens on Cash and/or Cash Equivalents securing obligations in respect letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments permitted under Sections 6.01(d), (e), (g), (aa) and (cc);

(z)    Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for the sale of any asset in the ordinary course of business and permitted by this Agreement or (ii) by operation of law under Article 2 of the UCC (or similar Requirement of Law under any jurisdiction);

(aa)    Liens (i) in favor of any Loan Party and/or (ii) granted by any non-Loan Party in favor of any Restricted Subsidiary that is not a Loan Party, in the case of clauses (i) and (ii), securing intercompany Indebtedness permitted (or not restricted) under Section 6.01 or Section 6.09;

(bb)    Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(cc)    (i) receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof and (ii) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(dd)    Liens securing (i) obligations of the type described in Section 6.01(f) and/or (ii) obligations of the type described in Section 6.01(s);

(ee)    (i) Liens on Capital Stock of joint ventures or Unrestricted Subsidiaries securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-Wholly-Owned Subsidiaries;

(ff)    Liens on cash or Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness;

(gg)    Liens consisting of the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;

(hh)    Liens disclosed in any Mortgage Policy (or commitment) or survey delivered pursuant to Section 5.12 with respect to any Material Real Estate Asset and any replacement, extension or renewal thereof; provided that no such replacement, extension or renewal Lien shall cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal (and additions thereto, improvements thereon and the proceeds thereof); and

(ii)    ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located.

Section 6.03.    Transfers of Intellectual Property. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to transfer, in any transaction or series of transactions after the Closing Date, to any Person that is not a Loan Party (x) any intellectual property or exclusive rights thereto, governmental or regulatory consent, approval, license or authorization, in each case, that is material to the business of the Loan Parties (as determined by the Borrower in its reasonable good faith business judgment in consultation with (but without the consent of) the Administrative Agent) or (y) any Capital Stock of any Restricted Subsidiary of the Borrower that owns intellectual property or exclusive rights thereto, governmental or regulatory consents, approvals, licenses or authorizations, in each case, that is material to the business of the Loan Parties (in the Borrower’s reasonable good faith business judgment in consultation with (but without the consent of) the Administrative Agent), in each case, other than granting non-exclusive licenses, non-exclusive rights or similar agreements; provided that substantially contemporaneously with any such transfer, the Borrower shall deliver a certificate to the Administrative Agent (for delivery to each Lender) from the chief financial officer of the Borrower describing the intellectual property subject to such transfer and certifying that such transfer is made in compliance with this Section 6.03.

Section 6.04.    Restricted Payments; Restricted Debt Payments.

(a)    The Borrower shall not pay or make, directly or indirectly, any Restricted Payment, except that:

(i)    The Borrower may make Restricted Payments in cash to the extent necessary to permit any Parent Company:

(A)    to pay general administrative costs and expenses (including corporate overhead, legal or similar expenses and customary salary, bonus and other benefits payable to directors, officers, employees, members of management, managers and/or consultants of any Parent Company) and franchise Taxes, and similar fees and expenses, required to maintain the organizational existence or qualification to do business of such Parent Company, in each case, which are reasonable and customary and incurred in the ordinary course of business, plus any reasonable and customary indemnification claims made by directors, officers, members of management, managers, employees or consultants of any Parent Company, in each case, to the extent attributable to the ownership or operations of any Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any, that is attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrower and/or its subsidiaries), and/or its subsidiaries;

(B)    (x) for any taxable period for which the Borrower is a member of a consolidated, combined, unitary or similar tax group for US federal and/or applicable state or local tax purposes of which such Parent Company is the common parent, to discharge the consolidated, combined, unitary or similar Tax liabilities of such Parent Company and its subsidiaries when and as due, to the extent such liabilities are attributable to the income of the Borrower and/or any subsidiary; provided that the amount of such payments in respect of any taxable year do not exceed the amount of such Tax liabilities that the Borrower and/or its applicable subsidiaries would have paid had such Tax liabilities been paid as standalone companies or as a standalone group and (y) for any taxable period for which the Borrower is a partnership or disregarded entity for US federal income tax purposes that is wholly-owned (directly or indirectly) by a C corporation for US federal and/or applicable state or local tax purposes, distributions to discharge any Tax liabilities of any direct or indirect parent of the Borrower in an amount not to exceed the amount of any Tax that the Borrower and/or its applicable subsidiaries would have paid had such Tax been paid as standalone companies or as a standalone group (and assuming for purposes of such calculation that the Borrower is classified as a domestic corporation for US federal income tax purposes); provided, further, that any tax distribution pursuant to this clause relating to any Unrestricted Subsidiaries shall be allowed only to the extent of any cash distribution from such Unrestricted Subsidiaries made to the Borrower or any of its Restricted Subsidiaries for such purpose;

(C)    to pay audit and other accounting and reporting expenses of any Parent Company to the extent such expenses are attributable to such Parent Company (but excluding, for the avoidance of doubt, the portion of any such expenses, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrower and/or its subsidiaries), the Borrower and its subsidiaries;

(D)    for the payment of any insurance premiums that is payable by or attributable to any Parent Company (but excluding, for the avoidance of doubt, the portion of any such premiums, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrower and/or its subsidiaries), the Borrower and its subsidiaries;

(E)    to pay (x) any fee and/or expense related to any debt or equity offering, investment or acquisition (whether or not consummated) and/or any expenses of, or indemnification obligations in favor of any trustee, agent, arranger, underwriter or similar role, and (y) after the consummation of an initial public offering or the issuance of public debt Securities, Public Company Costs;

(F)    to finance any Investment permitted under Section 6.06 (provided that (x) any Restricted Payment under this clause (a)(i)(F) shall be made substantially concurrently with the closing of such Investment and (y) the relevant Parent Company shall, promptly following the closing thereof, cause (I) all property acquired to be contributed to the Borrower or one or more of its Restricted Subsidiaries, or (II) the merger, consolidation or amalgamation of the Person formed or acquired into the Borrower or one or more of its Restricted Subsidiaries, in order to consummate such Investment in compliance with the applicable requirements of Section 6.06 as if undertaken as a direct Investment by the Borrower or the relevant Restricted Subsidiary); and

(G)    to pay customary salary, bonus, severance and other benefits payable to current or former directors, officers, members of management, managers, employees or consultants of any Parent Company (or any Immediate Family Member of any of the foregoing) to the extent such salary, bonuses and other benefits are attributable and reasonably allocated to the operations of the Borrower and/or its subsidiaries, in each case, so long as such Parent Company applies the amount of any such Restricted Payment for such purpose;

(ii)    The Borrower may pay (or make Restricted Payments to allow any Parent Company) to repurchase, redeem, retire or otherwise acquire or retire for value the Capital Stock of any Parent Company or any subsidiary held by any future, present or former employee, director, member of management, officer, manager or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Borrower or any subsidiary:

(A)    with Cash and Cash Equivalents (and including, to the extent constituting a Restricted Payment, amounts paid in respect of promissory notes issued to evidence any obligation to repurchase, redeem, retire or otherwise acquire or retire for value the Capital Stock of any Parent Company, the Borrower or any subsidiary held by any future, present or former employee, director, member of management, officer, manager or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Borrower or any subsidiary) in an amount not to exceed, in any Fiscal Year, the greater of $10,000,000 and 10% of Consolidated Adjusted EBITDA for the most recently ended Test Period, which, if not used in such Fiscal Year, shall be carried forward to succeeding Fiscal Years;

(B)    with the proceeds of any sale or issuance of, or any capital contribution in respect of, the Capital Stock of the Borrower or any Parent Company (to the extent such proceeds are contributed in respect of Qualified Capital Stock to the Borrower or any Restricted Subsidiary) (such proceeds, “RP Equity Proceeds”); or

(C)    with the net proceeds of any key-man life insurance policies;

(iii)    the Borrower may make Restricted Payments in an amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (iii)(A); provided that no Event of Default exists and is continuing at the time of such Restricted Payment and/or (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (iii)(B);

(iv)    the Borrower may make Restricted Payments (i) to any Parent Company to enable such Parent Company to make Cash payments in lieu of the issuance of fractional shares in connection with any dividend, split or combination thereof in connection with any Investment permitted hereunder or the exercise or vesting of warrants, options, restricted stock units or similar incentive interests or other securities convertible into or exchangeable for Capital Stock of such Parent Company or otherwise to honor a conversion requested by a holder thereof or (ii) consisting of (A) payments made or expected to be made in respect of withholding or similar Taxes payable by any future, present or former officers, directors, employees, members of management, managers or consultants of the Borrower, any subsidiary of the Borrower or Parent Company or any of their respective Immediate Family Members, (B) payments or other adjustments to outstanding Capital Stock in accordance with any management equity plan, stock option plan or any other similar employee benefit or incentive plan, agreement or arrangement in connection with any Restricted Payment and/or (C) repurchases of Capital Stock in consideration of the payments described in clauses (A) and/or (B) above, including demand repurchases, in connection with the exercise or vesting of stock options, restricted stock units or similar incentive interests;

(v)    the Borrower may repurchase (or make Restricted Payments to any Parent Company to enable it to repurchase) Capital Stock upon the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock if such Capital Stock represents all or a portion of the exercise price of, or tax withholdings with respect to, such warrants, options or other securities convertible into or exchangeable for Capital Stock;

(vi)    the Borrower may make Restricted Payments, the proceeds of which are applied (i) to effect the consummation of the Transactions, (ii) to satisfy any payment obligations owing under the Acquisition Agreement (including payment of working capital and/or purchase price adjustments) and to pay Transaction Costs, in each case, with respect to the Transactions and (iii) to direct or indirect holders of Capital Stock of the Borrower in connection with, or as a result of any working capital and purchase price adjustments, in each case, with respect to the Transactions;

(vii)    so long as no Event of Default exists at the time of declaration of such Restricted Payment, following the consummation of the first Qualifying IPO, the Borrower may (or may make Restricted Payments to any Parent Company to enable it to) make Restricted Payments in Cash with respect to any Capital Stock in an annual amount not to exceed an amount equal to 6.00% of the net Cash proceeds received by or contributed to the Borrower from any Qualifying IPO;

(viii)    the Borrower may make Restricted Payments to (i) redeem, repurchase, retire or otherwise acquire any (A) Capital Stock (“Treasury Capital Stock”) of the Borrower and/or any Restricted Subsidiary or (B) Capital Stock of any Parent Company, in the case of each of subclauses (A) and (B), in exchange for, or out of the proceeds of the substantially concurrent sale (other than to the Borrower and/or any Restricted Subsidiary) of, Qualified Capital Stock of the Borrower or any Parent Company to the extent any such proceeds are contributed to the capital of the Borrower and/or any Restricted Subsidiary in respect of Qualified Capital Stock (“Refunding Capital Stock”) and (ii) declare and pay dividends on any Treasury Capital Stock out of the proceeds of the substantially concurrent sale (other than to the Borrower or a Restricted Subsidiary) of any Refunding Capital Stock;

(ix)    to the extent constituting a Restricted Payment, the Borrower may consummate any transaction permitted by Section 6.06 (other than Sections 6.06(j) and (t)), Section 6.07 (other than Section 6.07(g)) and Section 6.09 (other than Sections 6.09(d) and (j));

(x)    so long as no Event of Default exists at the time of the declaration of such Restricted Payment, the Borrower may make Restricted Payments in an aggregate amount after the Closing Date not to exceed the greater of $25,000,000 and 25% of Consolidated Adjusted EBITDA for the most recently ended Test Period;

(xi)    the Borrower may make unlimited Restricted Payments so long as (i) no Event of Default exists at the time of such Restricted Payment and (ii) the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, would not exceed 3.00:1.00;

(xii)    the Borrower may declare and make dividend payments or other Restricted Payments payable solely in the Capital Stock of the Borrower or of any Parent Company;

(xiii)    the Borrower may make Restricted Payments (other than in the form of intellectual property, Cash and Cash Equivalents) in connection with and/or relating to any internal reorganization or restructuring activities (including related to tax planning activities or in connection with, or in preparation for, a Qualifying IPO); provided that such activities (x) do not result in any Capital Stock of the Borrower or any Guarantor not constituting Collateral and (y) do not adversely affect in any material respect the value of the Loan Guaranty or the value, perfection or priority of the Collateral, in each case, taken as a whole;

(xiv)    payments or distributions to satisfy dissenters’ or appraisal rights, pursuant to or in connection with a consolidation, amalgamation, merger or transfer of assets that complies with Section 6.07; and

(xv)    the Borrower may make (and Holdings may thereafter distribute to any other Parent Company) the 2020 Dividend.

(b)    the Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any payment in Cash in respect of principal outstanding under any Restricted Debt, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Restricted Debt prior to the scheduled maturity date thereof (collectively, “Restricted Debt Payments”), except:

(i)    with respect to any purchase, defeasance, redemption, repurchase, repayment or other acquisition or retirement thereof made by exchange for, or out of the proceeds of, Indebtedness permitted by Section 6.01;

(ii)    as part of an applicable high yield discount obligation catch-up payment;

(iii)    payments of regularly scheduled principal or regularly scheduled interest (including any penalty interest, if applicable) and payments of fees, expenses and indemnification obligations as and when due (other than payments that are prohibited by the subordination provisions thereof) and any payments with respect to Disqualified Capital Stock;

(iv)    so long as no Event of Default under Section 7.01(a), (f) or (g) exists, Restricted Debt Payments in an aggregate amount not to exceed (A) the greater of $25,000,000 and 25% of Consolidated Adjusted EBITDA for the most recently ended Test Period, plus (B) at the election of the Borrower, the amount of Restricted Payments then permitted to be made by the Borrower in reliance on Section 6.04(a)(x) (it being understood that any amount utilized under this clause (B) to make a Restricted Debt Payment shall result in a reduction in availability under Section 6.04(a)(x));

(v)    (A) Restricted Debt Payments in exchange for, or with proceeds of any issuance of, Capital Stock of any Parent Company or Qualified Capital Stock of the Borrower and/or any capital contribution in respect of Qualified Capital Stock of the Borrower (such proceeds, “RDP Equity Proceeds”), (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Restricted Debt into Qualified Capital Stock of any Parent Company or the Borrower and (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Restricted Debt that is permitted under Section 6.01;

(vi)    Restricted Debt Payments in an aggregate amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (vi)(A); provided that no Event of Default exists and is continuing at the time of such Restricted Debt Payment and/or (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (vi)(B);

(vii)    Restricted Debt Payments in an unlimited amount; provided that (A) no Event of Default exists and (B) the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, would not exceed 3.00:1.00; and

(viii)    mandatory prepayments of Restricted Debt (and related payments of interest) made with Declined Proceeds (it being understood that any Declined Proceeds applied to make Restricted Debt Payments in reliance on this Section 6.04(b)(viii) shall not increase the amount available under clause (a)(viii) of the definition of “Available Amount” to the extent so applied) .

Section 6.05.    Burdensome Agreements. Except as provided herein or in any other Loan Document and/or in any agreements with respect to any refinancings, renewals or replacement of such Indebtedness that is permitted by Section 6.01, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into or cause to exist any agreement restricting the ability of (x) any Restricted Subsidiary of the Borrower that is not a Loan Party to pay dividends or other distributions to the Borrower or any Loan Party, (y) any Restricted Subsidiary that is not a Loan Party to make cash loans or advances to the Borrower or any Loan Party or (z) any Loan Party to create, permit or grant a Lien on any of its properties or assets to secure the Secured Obligations, except restrictions:

(a)    set forth in any agreement evidencing (i) Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted by Section 6.01, (ii) Indebtedness permitted by Section 6.01 that is secured by a Permitted Lien if the relevant restriction applies only to the Person obligated under such Indebtedness and its Restricted Subsidiaries or the assets intended to secure such Indebtedness and (iii) Indebtedness permitted pursuant to clauses (j), (m), (p) (as it relates to Indebtedness in respect of clauses (a), (m), (q), and/or (w) of Section 6.01), (q), (u), (w) and/or (y) of Section 6.01;

(b)    arising under customary provisions restricting assignments, subletting or other transfers (including the granting of any Lien) contained in leases, subleases, licenses, sublicenses, joint venture agreements and other agreements entered into in the ordinary course of business;

(c)    that are or were created by virtue of any Lien granted upon, transfer of, agreement to transfer or grant of, any option or right with respect to any assets or Capital Stock not otherwise prohibited under this Agreement;

(d)    that are assumed in connection with any acquisition of property or the Capital Stock of any Person, so long as the relevant encumbrance or restriction relates solely to the Person and its subsidiaries (including the Capital Stock of the relevant Person or Persons) and/or property so acquired and was not created in connection with or in anticipation of such acquisition;

(e)    set forth in any agreement for any Disposition of any Restricted Subsidiary (or all or substantially all of the assets thereof) that restricts the payment of dividends or other distributions or the making of cash loans or advances by such Restricted Subsidiary pending such Disposition;

(f)    set forth in provisions in agreements or instruments which prohibit the payment of dividends or the making of other distributions with respect to any class of Capital Stock of a Person other than on a pro rata basis;

(g)    imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements;

(h)    on Cash, other deposits or net worth or similar restrictions imposed by any Person under any contract entered into in the ordinary course of business or for whose benefit such Cash, other deposits or net worth or similar restrictions exist;

(i)    set forth in documents which exist on the Closing Date;

(j)    arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred after the Closing Date if the relevant restrictions, taken as a whole, are not materially less favorable to the Lenders than the restrictions contained in this Agreement, taken as a whole (as determined in good faith by the Borrower);

(k)    arising under or as a result of applicable Requirements of Law or the terms of any license, authorization, concession or permit;

(l)    arising in any Hedge Agreement and/or any agreement or arrangement relating to any Banking Services;

(m)    relating to any asset (or all of the assets) of and/or the Capital Stock of the Borrower and/or any Restricted Subsidiary which is imposed pursuant to an agreement entered into in connection with any Disposition of such asset (or assets) and/or all or a portion of the Capital Stock of the relevant Person that is permitted or not restricted by this Agreement;

(n)    set forth in any agreement relating to any Permitted Lien that limit the right of the Borrower or any Restricted Subsidiary to Dispose of or encumber the assets subject thereto;

(o)    customary subordination and/or subrogation provisions set forth in guaranty or similar documentation (not relating to Indebtedness for borrowed money) that are entered into in the ordinary course of business;

(p)    any restriction created in connection with any factoring program implemented in the ordinary course of business, so long as in the case of prohibitions on Liens, the relevant restriction relates solely to assets subject to such factoring program and the Capital Stock of entities participatory in such factoring program; and/or

(q)    imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of any contract, instrument or obligation referred to in clauses (a) through (p) above; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, more restrictive with respect to such restrictions, taken as a whole, than those in existence prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

Section 6.06.    Investments. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, make or own any Investment in any other Person except:

(a)    Cash or Investments that were Cash Equivalents at the time made;

(b)    (i) Investments existing on the Closing Date in the Borrower or in any Restricted Subsidiary and (ii) Investments made after the Closing Date among the Borrower and/or one or more Restricted Subsidiaries; provided that in the case of any Investment by any Loan Party in any Restricted Subsidiary that is not a Loan Party in reliance on this clause (ii), the aggregate outstanding amount of any such Investment shall not exceed the greater of $50,000,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period when aggregated with Investments in non-Loan Parties under Section 6.06(d) and (e);

(c)    Investments (i) constituting deposits, prepayments, trade credit and/or other credits to suppliers, (ii) made in connection with obtaining, maintaining or renewing client and customer contracts and/or (iii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or, in the case of clause (iii), to the extent necessary to maintain the ordinary course of supplies to the Borrower or any Restricted Subsidiary;

(d)    Investments in any Unrestricted Subsidiary, any joint venture and/or any Similar Business in an aggregate outstanding amount not to exceed the greater of $50,000,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period when aggregated with Investments by Loan Parties in non-Loan Parties under Section 6.06(b)(ii) and (e);

(e)    (i) Permitted Acquisitions and (ii) any Investment in any Restricted Subsidiary that is not a Loan Party in an amount required to permit such Restricted Subsidiary to consummate directly, or indirectly through one or more other Restricted Subsidiaries, a Permitted Acquisition, which amount is applied, by such Restricted Subsidiary directly or indirectly through one or more other Restricted Subsidiaries to consummate such Permitted Acquisition in an aggregate outstanding amount, with respect to clause (ii), not to exceed the greater of $50,000,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period when aggregated with Investments in non-Loan Parties under Section 6.06(b)(ii), (d) and pursuant to clause (a) of the definition of “Permitted Acquisition”;

(f)    Investments (i) existing on, or contractually committed to or contemplated as of, the Closing Date; provided that, such Investment is described on Schedule 6.06 and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 6.06;

(g)    Investments received in lieu of Cash in connection with any Disposition permitted by Section 6.07 or any other disposition of assets not constituting a Disposition;

(h)    loans or advances to present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or their respective Immediate Family Members) of any Parent Company, the Borrower, its subsidiaries and/or any joint venture to the extent permitted by Requirements of Law, in connection with such Person’s purchase of Capital Stock of any Parent Company, either (i) in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding or (ii) so long as the proceeds of such loan or advance are substantially contemporaneously contributed to the Borrower for the purchase of such Capital Stock;

(i)    Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;

(j)    Investments consisting of (or resulting from) Indebtedness permitted under Section 6.01 (other than Indebtedness permitted under Sections 6.01(b) and (h)), Permitted Liens, Restricted Payments permitted under Section 6.04 (other than Section 6.04(a)(ix)), Restricted Debt Payments permitted by Section 6.04 and mergers, consolidations, amalgamations, liquidations, windings up, dissolutions or Dispositions permitted by Section 6.07 (other than Section 6.07(a) (if made in reliance on subclause (ii)(y) of the proviso thereto), Section 6.07(b) (if made in reliance on clause (ii) therein), Section 6.07(c)(ii) (if made in reliance on clause (B) therein) and Section 6.07(g));

(k)    Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;

(l)    Investments (including debt obligations and Capital Stock) received (i) in connection with the bankruptcy or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes;

(m)    loans and advances of payroll payments or other compensation (including deferred compensation) to present or former employees, directors, members of management, officers, managers or consultants of any Parent Company (to the extent such payments or other compensation relate to services provided to such Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrower and/or its subsidiaries)), the Borrower and/or any subsidiary in the ordinary course of business;

(n)    Investments to the extent that payment therefor is made solely with Capital Stock of any Parent Company or Qualified Capital Stock of the Borrower, in each case, to the extent not resulting in a Change of Control;

(o)    (i) Investments of any Restricted Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Borrower or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 6.06 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 6.06(o) so long as no such modification, replacement, renewal or extension thereof increases the original amount of such Investment (unless the Investments constituting any such additional amounts are made pursuant to another clause under this Section 6.06 (which, for the avoidance of doubt, shall result in usage of capacity under such other clause);

(p)    Investments made in connection with the Transactions;

(q)    Investments made after the Closing Date by the Borrower and/or any of its Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed:

(i)    (A) the greater of $25,000,000 and 25% of Consolidated Adjusted EBITDA for the most recently ended Test Period, plus (B) at the election of the Borrower, the amount of Restricted Payments then permitted to be made by the Borrower in reliance on Section 6.04(a)(x) (it being understood that any amount utilized under this clause (B) to make an Investment shall result in a reduction in availability under Section 6.04(a)(x)), plus (C) at the election of the Borrower, the amount of Restricted Debt Payments then permitted to be made by the Borrower or any Restricted Subsidiary in reliance on Section 6.04(b)(iv)(A) (it being understood that any amount utilized under this clause (C) to make an Investment shall result in a reduction in availability under Section 6.04(b)(iv)(A)), plus

(ii)    in the event that (A) the Borrower or any of its Restricted Subsidiaries makes any Investment after the Closing Date in any Person that is not a Restricted Subsidiary and (B) such Person subsequently becomes a Restricted Subsidiary, an amount equal to 100.0% of the fair market value of such Investment as of the date on which such Person becomes a Restricted Subsidiary;

(r)    Investments made after the Closing Date by the Borrower and/or any of its Restricted Subsidiaries in an aggregate outstanding amount not to exceed (i) subject to no existing Event of Default under Section 7.01(a), (f) or (g), the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (r)(i) and/or (ii) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (r)(ii);

(s)    (i) Guarantees of leases (other than Capital Leases) or of other obligations of Restricted Subsidiaries not constituting Indebtedness and (ii) Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Borrower and/or its Restricted Subsidiaries, in each case, in the ordinary course of business;

(t)    Investments in any Parent Company in amounts and for purposes for which Restricted Payments to such Parent Company are permitted under Section 6.04(a); provided that any Investment made as provided above in lieu of any such Restricted Payment shall reduce availability under the applicable Restricted Payment basket under Section 6.04(a);

(u)    [Reserved];

(v)    Investments in the Borrower and/or any subsidiary in connection with internal reorganizations and/or restructurings and/or activities related to tax planning (including in each case in connection with, or in preparation for, a Qualifying IPO); provided that such activities (x) ) do not result in any Capital Stock of the Borrower or any Guarantor not constituting Collateral and (y) do not adversely affect in any material respect the value of the Loan Guaranty or the value, perfection or priority of the Collateral, in each case, taken as a whole;

(w)    Investments under any Derivative Transaction of the type permitted under Section 6.01(s);

(x)    [Reserved];

(y)    Investments made in joint ventures as required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements entered into in the ordinary course of business;

(z)    Investments made in in the ordinary course of business connection with any nonqualified deferred compensation plan or arrangement for any present or former employee, director, member of management, officer, manager or consultant or independent contractor (or any Immediate Family Member thereof) of any Parent Company, the Borrower, its subsidiaries and/or any joint venture;

(aa)    Investments in the Borrower, any Restricted Subsidiary and/or joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business in an amount, at any time outstanding under this clause (aa), not to exceed the greater of $5,000,000 and 5% of Consolidated Adjusted EBITDA for the most recently ended Test Period;

(bb)    Investments so long as, (1) no Event of Default under Section 7.01(a), (f) or (g) exists and (2) the Total Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the then most recently ended Test Period, does not exceed 3.50:1.00;

(cc)    any Investment made by any Unrestricted Subsidiary prior to the date on which such Unrestricted Subsidiary is designated as a Restricted Subsidiary so long as the relevant Investment was not made in contemplation of the designation of such Unrestricted Subsidiary as a Restricted Subsidiary;

(dd)    Investments consisting of the licensing, sublicensing or contribution of IP Rights, including pursuant to joint marketing or joint development arrangements with other Persons in the ordinary course of business; and

(ee)    loans and advances to any Parent Company not in excess of the amount of (after giving effect to any other loan, advance or Restricted Payment in respect thereof) Restricted Payments that are permitted to be made to such Parent Company in accordance with Section 6.04(a)(i), such Investment being treated for purposes of the applicable provision of Section 6.04(a), including any limitation, as a Restricted Payment made pursuant to such clause.

Section 6.07.    Fundamental Changes; Disposition of Assets. Other than the Transactions, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve themselves (or suffer any liquidation or dissolution), or make any Disposition of any assets having a fair market value in excess of $7,500,000 in a single transaction or a series of related transactions or in excess of $15,000,000 in the aggregate for such transactions in any Fiscal Year (including, in each case, pursuant to a Delaware LLC Division), except:

(a)    the Borrower or any Restricted Subsidiary may be merged, consolidated or amalgamated with or into the Borrower or any Restricted Subsidiary or, if applicable, effect a Delaware LLC Division; provided that (i) in the case of any such merger, consolidation or amalgamation with or into the Borrower or Delaware LLC Division relating to the Borrower, (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, consolidation, amalgamation or Delaware LLC Division is not the Borrower (any such Person, the “Successor Borrower”), (x) the Successor Borrower shall be an entity organized or existing under the law of the US, any state thereof or the District of Columbia, (y) the Successor Borrower shall expressly assume the Obligations of the Borrower in a manner reasonably satisfactory to the Administrative Agent and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger, consolidation or amalgamation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Guaranty and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents, and (ii) in the case of any such merger, consolidation, amalgamation or Delaware LLC Division with or into any Subsidiary Guarantor, either (A) the Subsidiary Guarantor shall be the continuing or surviving Person or the continuing or surviving Person (or, in the case of an amalgamation, the Person formed as a result thereof) shall expressly assume the obligations of the Borrower or such Subsidiary Guarantor in a manner reasonably satisfactory to the Administrative Agent or (B) the relevant transaction shall be treated as an Investment and shall comply with Section 6.06;

(b)    Dispositions (including of Capital Stock) among the Borrower and/or any Restricted Subsidiary (upon voluntary liquidation or otherwise); provided that any such Disposition made by any Loan Party to any Person that is not a Loan Party shall be (i) for fair market value (as reasonably determined by such Person) with at least 75% of the consideration for such Disposition consisting of Cash or Cash Equivalents at the time of such Disposition or (ii) treated as an Investment and otherwise made in compliance with Section 6.06 (other than in reliance on clause (j) thereof);

(c)    (i) the liquidation, dissolution or Delaware LLC Division of any Restricted Subsidiary if the Borrower determines in good faith that such liquidation, dissolution or Delaware LLC Division is in the best interests of the Borrower, is not materially disadvantageous to the Lenders (taken as a whole) and the Borrower or any Restricted Subsidiary receives the assets (if any) of the relevant liquidated, dissolved or divided Restricted Subsidiary; provided that in the case of any liquidation, dissolution or Delaware LLC Division of any Loan Party that results in a distribution of assets to any Restricted Subsidiary that is not a Loan Party, such distribution shall be treated as an Investment and shall comply with Section 6.06 (other than in reliance on clause (j) thereof); (ii) any merger, amalgamation, dissolution, liquidation, consolidation or Delaware LLC Division, the purpose of which is to effect (A) any Disposition otherwise permitted under this Section 6.07 (other than clause (a), clause (b) or this clause (c)) or (B) any Investment permitted under Section 6.06 (other than Section 6.06(j)); and (iii) the conversion of the Borrower or any Restricted Subsidiary into another form of entity, so long as such conversion does not adversely affect the value of the Loan Guaranty or Collateral, if any;

(d)    (i) Dispositions of inventory or equipment or immaterial assets in the ordinary course of business (including on an intercompany basis) and (ii) the leasing or subleasing of real property in the ordinary course of business;

(e)    Dispositions of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of the Borrower, is (A) no longer useful in its business (or in the business of any Restricted Subsidiary of the Borrower) or (B) otherwise economically impracticable to maintain;

(f)    Dispositions of Cash and/or Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made;

(g)    Dispositions, mergers, amalgamations, consolidations or conveyances that constitute (w) Investments permitted pursuant to Section 6.06 (other than Section 6.06(j)), (x) Permitted Liens, (y) Restricted Payments permitted by Section 6.04(a) (other than Section 6.04(a)(ix)) and (z) Sale and Leaseback Transactions in an amount not to exceed equal to the greater of $15,000,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period;

(h)    Dispositions for fair market value (other than any intellectual property that is material to the business of the Loan Parties); provided that with respect to any such Disposition with a purchase price in excess of the greater of $15,000,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period (other than any Permitted Asset Swap), at least 75% of the consideration for such Disposition (other than the portion of any such Disposition consisting of a Permitted Asset Swap) shall consist of Cash or Cash Equivalents; provided, further, that for purposes of the 75% Cash consideration requirement at:

(i)    the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are subordinated to the Obligations or that are owed to the Borrower or any Restricted Subsidiary) of the Borrower or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet or statement of financial position (or in the notes thereto)) that are assumed by the transferee of any such assets (or that are otherwise terminated or cancelled in connection with the transaction with such transferee) and for which the Borrower and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing,

(ii)    the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Disposition,

(iii)    any Security received by the Borrower or any Restricted Subsidiary from such transferee that is converted by such Person into Cash or Cash Equivalents (to the extent of the Cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition, and

(iv)    any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (iv) that is at that time outstanding, not in excess of the greater of $20,000,000 and 20% of Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case, shall be deemed to be Cash; and

provided, further, that (A) immediately prior to and after giving effect to such Disposition, no Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) then exists and (B) the Net Proceeds of such Disposition shall be applied and/or reinvested as (and to the extent) required by Section 2.11(b)(ii);

(i)    to the extent that (i) the relevant property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of the relevant Disposition are promptly applied to the purchase price of such replacement property;

(j)    Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements;

(k)    Dispositions, discounting or forgiveness of notes receivable or accounts receivable in the ordinary course of business (including to insurers which have provided insurance as to the collection thereof) or in connection with the collection or compromise thereof (including sales to factors);

(l)    Dispositions and/or terminations of leases, subleases, licenses or sublicenses (including the provision of software under any open source license), (i) the Disposition or termination of which will not materially interfere with the business of the Borrower and its Restricted Subsidiaries (taken as a whole) or (ii) which relate to closed facilities or the discontinuation of any product line;

(m)    (i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business;

(n)    Dispositions of property subject to foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding);

(o)    Dispositions or consignments of equipment, inventory or other assets (including leasehold interests in real property) with respect to facilities that are temporarily not in use, held for sale or closed;

(p)    to the extent constituting a Disposition, the consummation of the Transactions;

(q)    Dispositions of non-core assets acquired in connection with any acquisition or other Investment permitted hereunder and sales of Real Estate Assets acquired in any acquisition or other Investment permitted hereunder which, within 90 days of the date of such acquisition or other Investment, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrower or any of its Restricted Subsidiaries or any of their respective businesses; provided that no Event of Default exists on the date on which the definitive agreement governing the relevant Disposition is executed and no Event of Default under Sections 7.01(a), (f) or (g) exists at the time of such Disposition;

(r)    exchanges or swaps, including transactions covered by Section 1031 of the Code (or any comparable provision of any foreign jurisdiction), of assets so long as any such exchange or swap is made for fair value (as reasonably determined by the Borrower) for like assets; provided that upon the consummation of any such exchange or swap by any Loan Party, to the extent the assets received do not constitute an Excluded Asset, the Administrative Agent has a perfected Lien with the same priority as the Lien held on the Real Estate Assets so exchanged or swapped;

(s)    so long as no Event of Default exists on the date on which the definitive agreement governing the relevant Disposition is executed and no Event of Default under Sections 7.01(a), (f) or (g) exists at the time of such Disposition, Dispositions of assets that do not constitute Collateral (including Capital Stock of, or sales of Indebtedness or other Securities of, Unrestricted Subsidiaries) for fair market value;

(t)    (i) Dispositions, licensing, sublicensing and cross-licensing arrangements involving any technology, intellectual property or IP Rights of the Borrower or any Subsidiary in the ordinary course of business, and (ii) the Disposition, abandonment, cancellation or lapse of IP Rights, or any issuances or registrations, or applications for issuances or registrations, of any IP Rights, which, in the reasonable good faith determination of the Borrower are not material to the conduct of the business of the Borrower and/or its Subsidiaries, or are no longer economical to maintain in light of its use;

(u)    Dispositions in connection with the termination or unwind of Derivative Transactions or Banking Services Obligations;

(v)    [reserved];

(w)    Dispositions of Real Estate Assets and related assets in the ordinary course of business in connection with relocation activities for directors, officers, employees, members of management, managers or consultants of any Parent Company, the Borrower and/or any Restricted Subsidiary;

(x)    Dispositions made to comply with any order of any Governmental Authority or any applicable Requirement of Law (including as a condition to, or in connection with, the consummation of the Transactions);

(y)    any merger, consolidation, Disposition or conveyance the purpose of which is to reincorporate or reorganize (i) any Restricted Subsidiary in another jurisdiction in the US and/or (ii) any Foreign Subsidiary in the US or any other jurisdiction;

(z)    any sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold thereafter;

(aa)    Dispositions for fair market value involving assets having a fair market value (as reasonably determined by the Borrower at the time of the relevant Disposition) in any Fiscal Year of not more than the greater of $10,000,000 and 10% of Consolidated Adjusted EBITDA for the most recently ended Fiscal Year;

(bb)    Dispositions in connection with reorganizations and/or restructurings and/or activities related to tax planning (including in each case in connection with, or in preparation for, a Qualifying IPO); provided that such activities (x) do not result in any Capital Stock of the Borrower or any Guarantor not constituting Collateral and (y) do not adversely affect in any material respect the value of the Loan Guaranty or the value, perfection or priority of the Collateral, in each case, taken as a whole; and

(cc)    Dispositions of assets in connection with the closing or sale of an office in the ordinary course of business of the Borrower and the Restricted Subsidiaries, which consist of leasehold interests in the premises of such office, the equipment and fixtures located at such premises and the books and records relating exclusively and directly to the operations of such office; provided, that as to each and all such sales and closings, (i) on the date on which such Disposition is consummated, no Event of Default shall result and (ii) such sale shall be on commercially reasonable prices and terms in a bona fide arm’s-length transaction;

To the extent that any Collateral is Disposed of as expressly permitted by this Section 6.07, such Collateral shall be Disposed of free and clear of the Liens created by the Loan Documents, which Liens shall be automatically released upon the consummation of such Disposition; it being understood and agreed that the Administrative Agent shall be authorized to take, and shall take, any actions reasonably requested by the Borrower in order to effect the foregoing; provided, that in the case of a Disposition to a Loan Party, the transferee Loan Party shall cause the relevant assets Disposed to it to become part of its Collateral.

Section 6.08.    [Reserved].

Section 6.09.    Transactions with Affiliates. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) involving payment in excess of the greater of $10,000,000 and 10% of Consolidated Adjusted EBITDA for the most recently ended Test Period with any of their respective Affiliates on terms that are less favorable to the Borrower or such Restricted Subsidiary, as the case may be (as reasonably determined by the Borrower), than those that might be obtained at the time in a comparable arm’s-length transaction from a Person who is not an Affiliate; provided that the foregoing restriction shall not apply to:

(a)    any transaction between or among Holdings, the Borrower and/or one or more Restricted Subsidiaries (or any entity that becomes a Restricted Subsidiary as a result of such transaction) to the extent permitted or not restricted by this Agreement; provided that with respect to any transaction between a Loan Party and a non-Loan Party where the non-Loan Party is the beneficiary of any economic non-arm’s-length terms at the quantifiable expense or cost of the Loan Parties, such transaction shall constitute an Investment pursuant to Section 6.06 in the amount of the expense or cost to the Loan Parties and shall only be permitted hereby if it would be a permitted Investment (whether or not it is an Investment) and shall reduce capacity under the applicable Investment basket for other Investments pursuant to such clause(s) of Section 6.06 in the amount of the applicable expense or cost to the Loan Parties;

(b)    any issuance, sale or grant of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership plans approved by the board of directors (or equivalent governing body) of any Parent Company or of the Borrower or any Restricted Subsidiary;

(c)    (i) any collective bargaining, employment or severance agreement or compensatory (including profit sharing) arrangement (including salary or guaranteed payment and bonuses) entered into by the Borrower or any of its Restricted Subsidiaries with their respective current or former officers, directors, members of management, managers, employees, consultants or independent contractors or those of any Parent Company, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Capital Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors or any employment contract or arrangement;

(d)    (i) transactions permitted by Sections 6.01(b), (d), (h), (i), (o), (bb) and (ee) (in each case plus any related Liens permitted under Section 6.02), 6.04 and 6.06(b), (d), (e), (h), (m), (o), (p), (r) (t), (v), (y), (z), and (cc) and (ii) issuances of Capital Stock of Holdings not restricted by this Agreement;

(e)    transactions in existence on the Closing Date; provided, that, such transactions are described on Schedule 6.09 and any amendment, modification or extension thereof to the extent such amendment, modification or extension, taken as a whole, is not (i) materially adverse to the Lenders or (ii) more disadvantageous in any material respect to the Lenders than the relevant transaction in existence on the Closing Date;

(f)    (i) so long as no Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) then exists or would result therefrom, the payment of management, monitoring, consulting, transaction, oversight, advisory and similar fees to any Investor in an amount not to exceed, in the aggregate, the greater of $2,000,000 and 2% of Consolidated Adjusted EBITDA per Fiscal Year; provided, that such fees may continue to accrue during the pendency of any such Event of Default and shall become payable upon the waiver, termination or cure of the relevant Event of Default and (ii) the payment or reimbursement of all indemnification obligations and expenses owed to any Investor and any of their respective directors, officers, members of management, managers, employees and consultants, in each case of clauses (i) and (ii) whether currently due or paid in respect of accruals from prior periods;

(g)    the Transactions, the First Amendment Transactions, the payment of Transaction Costs, the payment of the First Amendment Transaction Costs and any payment required under the Acquisition Agreement;

(h)    customary compensation to Affiliates in connection with financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and other transaction fees, which payments are approved by the majority of the members of the board of directors (or similar governing body) or a majority of the disinterested members of the board of directors (or similar governing body) of the Borrower in good faith;

(i)    Guarantees permitted by Section 6.01 or Section 6.06;

(j)    [reserved];

(k)    the payment of customary fees and reasonable out-of-pocket costs and expenses to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, members, shareholders consultants and independent contractors of the Borrower and/or any of its Restricted Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of any Parent Company, to the extent attributable to the operations of the Borrower or its subsidiaries;

(l)    transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the Borrower (or its board of directors (or similar governing body) or senior management) or (ii) on terms at least as favorable as might reasonably be obtained from a Person other than an Affiliate;

(m)    the payment of reasonable out-of-pocket costs and expenses related to registration rights and customary indemnities provided to shareholders under any shareholder agreement;

(n)    (i) any purchase by Holdings of the Capital Stock of (or contribution to the equity capital of) the Borrower and (ii) any intercompany loans made by the Borrower to Holdings or any Restricted Subsidiary;

(o)    any transaction (or series of related transactions) in respect of which the Borrower delivers to the Administrative Agent a letter addressed to the board of directors (or equivalent governing body) of the Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction or transactions, as applicable, is or are on terms that are no less favorable to the Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate; and/or

(p)    any issuance, sale or grant of securities or other payments, awards or grants in Cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership or incentive plans approved by a majority of the members of the board of directors (or similar governing body) or a majority of the disinterested members of the board of directors (or similar governing body) of the Borrower in good faith.

Section 6.10.    Conduct of Business. From and after the Closing Date, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, engage in any material line of business other than (a) the businesses engaged in by the Target, the Borrower or any Restricted Subsidiary on the Closing Date and similar, incidental, complementary, ancillary or related businesses and (b) such other lines of business to which the Administrative Agent may consent.

Section 6.11.    [Reserved].

Section 6.12.    Amendments of or Waivers with Respect to Restricted Debt. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, amend or otherwise modify the subordination terms of any Restricted Debt (or the documentation governing any Restricted Debt) if the effect of such amendment or modification, together with all other amendments or modifications made, is materially adverse to the interests of the Lenders (in their capacities as such); provided that, for purposes of clarity, it is understood and agreed that the foregoing limitation shall not otherwise prohibit any Refinancing Indebtedness or any other replacement, refinancing, amendment, supplement, modification, extension, renewal, restatement or refunding of any Restricted Debt, in each case, that is otherwise permitted to be incurred under this Agreement in respect thereof.

Section 6.13.    Fiscal Year. The Borrower shall not change its Fiscal Year-end to a date other than as described in the definition of Fiscal Year; provided that the Borrower may, upon written notice to the Administrative Agent, change its Fiscal Year-end to another date, in which case the Borrower and the Administrative Agent will, and are hereby authorized to, make any adjustments to this Agreement that are necessary or advisable to reflect such change in Fiscal Year.

Section 6.14.    Holdings. Holdings shall not:

(a)    incur any third party Indebtedness for borrowed money other than (i) the Indebtedness permitted to be incurred by Holdings under the Loan Documents or otherwise in connection with the

Transactions, (ii) Guarantees of Indebtedness or other obligations of the Borrower and/or any Restricted Subsidiary that are otherwise permitted hereunder, (iii) any Indebtedness (other than Indebtedness for borrowed money (including notes, bonds, debentures and similar instruments)) arising in connection with any Permitted Acquisition or other Investment permitted under this Agreement or any Disposition permitted by this Agreement, (v) any Indebtedness (other than Indebtedness for borrowed money (including notes, bonds, debentures and similar instruments)) arising in connection with the repurchase of the Capital Stock of any Parent Company or in connection with any other Restricted Payment, (vi) any Indebtedness owing to the Borrower or any Subsidiary to the extent resulting from an Investment permitted by Section 6.06 and (vii) any Indebtedness (other than Indebtedness for borrowed money (including notes, bonds, debentures and similar instruments)) of the type permitted by Section 6.01(d), (e), (f), (g), (l), (o), (s), (aa), (bb) or (ee);

(b)    create or suffer to exist any Lien on any asset now owned or hereafter acquired by it other than (i) the Liens created under the Collateral Documents to which it is a party, (ii) any other Lien created in connection with the Transactions, (iii) Permitted Liens on the Collateral that are secured on a pari passu or junior basis with the Secured Obligations, so long as such Permitted Liens solely secure Guarantees permitted under clause (a)(ii) above and the underlying Indebtedness subject to such Guarantee is permitted to be secured on the same basis pursuant to Section 6.02 and (iv) Liens of the type permitted under Section 6.02 (other than in respect of Indebtedness for borrowed money); or

(c)    consolidate or amalgamate with, or merge with or into, or convey, sell or otherwise Dispose of all or substantially all of its assets to, any Person; provided that, so long as no Default or Event of Default exists or would result therefrom, (A) Holdings may consolidate or amalgamate with, or merge with or into, any other Person (other than the Borrower and any of its Subsidiaries) so long as (x) Holdings is the continuing or surviving Person or (y) if the Person formed by or surviving any such consolidation, amalgamation or merger is not Holdings (any such successor Person or acquirer referred to in clause (B) below, “Successor Holdings”), (i) Successor Holdings shall be an entity organized or existing under the law of the US, any state thereof or the District of Columbia and (ii) Successor Holdings shall expressly assume all Obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent and (B) Holdings may otherwise convey, sell or otherwise transfer all or substantially all of its assets to any other Person (other than the Borrower and any of its Subsidiaries) so long as (x) no Change of Control results therefrom, (y) Successor Holdings shall be an entity organized or existing under the law of the US, any state thereof or the District of Columbia and (z) Successor Holdings shall expressly assume all of the Obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent; provided, further, that (1) if the conditions set forth in the preceding proviso are satisfied, Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement and (2) it is understood and agreed that Holdings may convert into another form of entity organized or existing under the law of the US, any state thereof or the District of Columbia so long as such conversion does not adversely affect the value of its Loan Guaranty or the Collateral.

Section 6.15.    Financial Covenant.

(a)    Secured Leverage Ratio. Commencing with the Fiscal Quarter ending June 30, 2020, the Borrower shall not permit the Secured Leverage Ratio for the applicable Test Period ending on the last day of each Fiscal Quarter set forth below to be greater than the applicable ratio set opposite such Test Period below:

Test Period Ending	Maximum Secured Leverage Ratio
June 30, 2020	6.90 to 1.00
September 30, 2020	6.90 to 1.00
December 31, 2020	6.90 to 1.00
March 31, 2021	6.90 to 1.00
June 30, 2021	6.90 to 1.00
September 30, 2021	6.90 to 1.00
December 31, 2021	5.90 to 1.00
March 31, 2022	5.90 to 1.00
June 30, 2022	5.90 to 1.00
September 30, 2022	5.90 to 1.00
December 31, 2022 and the last day of each Fiscal Quarter thereafter	5.50 to 1.00

(b)    Financial Cure. Notwithstanding anything to the contrary in this Agreement (including Article 7), upon the occurrence of an Event of Default as a result of the Borrower’s failure to comply with Section 6.15(a) above for any Fiscal Quarter, the Borrower shall have the right (the “Cure Right”) (at any time during such Fiscal Quarter or thereafter until the date that is 15 Business Days after the date on which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 5.01(a) or (b), as applicable) to issue Qualified Capital Stock or other equity (such other equity to be on terms reasonably acceptable to the Administrative Agent) for Cash or otherwise receive Cash contributions in respect of its Qualified Capital Stock (the “Cure Amount”), and thereupon the Borrower’s compliance with Section 6.15(a) shall be recalculated giving effect to a pro forma increase in the amount of Consolidated Adjusted EBITDA by an amount equal to the Cure Amount (notwithstanding the absence of a related addback in the definition of “Consolidated Adjusted EBITDA”) solely for the purpose of determining compliance with Section 6.15(a) as of the end of such Fiscal Quarter and for applicable subsequent periods that include such Fiscal Quarter. If, after giving effect to the foregoing recalculation (but not, for the avoidance of doubt, taking into account any immediate repayment of Indebtedness in connection therewith), the requirements of Section 6.15(a) would be satisfied, then the requirements of Section 6.15(a) shall be deemed satisfied as of the end of the relevant Fiscal Quarter with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.15(a) that had occurred (or would have occurred) shall be deemed cured for the purposes of this Agreement. Notwithstanding anything herein to the contrary, (i) in each four consecutive Fiscal Quarter period there shall be at least two Fiscal Quarters (which may, but are not required to be, consecutive) in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than six times, (iii) the Cure Amount shall be no greater than the amount required for the purpose of complying with Section 6.15(a), (iv) upon the Administrative Agent’s receipt of a written notice from the Borrower that the Borrower intends to exercise the Cure Right (a “Notice of Intent to Cure”) until the 15th Business Day following the date on which financial statements for the Fiscal Quarter to which such Notice of Intent to Cure relates are required to be delivered pursuant to Section 5.01(a) or (b), as applicable, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Revolving Credit Commitments, and none of the Administrative Agent (nor any sub-agent therefor) nor any Lender or Secured Party shall exercise any right to foreclose on or take possession of the Collateral or any other right or remedy under the Loan Documents solely on the basis of the relevant Event of Default under Section 6.15(a), (v) there shall be no pro forma reduction of the amount of Indebtedness by the amount of any Cure Amount for purposes of determining compliance with Section 6.15(a) for the Fiscal Quarter in respect of which the Cure Right was exercised (other than, with respect to any future period, to the extent of any portion of such Cure Amount that is actually applied to repay Indebtedness), (vi) any pro forma adjustment to Consolidated Adjusted EBITDA resulting from any Cure Amount shall be disregarded for purposes of determining (x) whether any financial ratio-based condition to the availability of any carve-out set forth in Article 6 of this Agreement has been satisfied or (y) the Applicable Rate during each Fiscal Quarter in which the pro forma adjustment applies and (vii) in the case of any Fiscal Quarter with respect to which the Borrower shall have failed to comply with Section 6.15(a) above, no Revolving Lender or Issuing Bank shall be required to make any Revolving Loan or issue, amend or increase the face amount of any Letter of Credit from and after such time as the Administrative Agent has received the Notice of Intent to Cure, unless and until the Cure Amount is actually received.

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01.    Events of Default. If any of the following events (each, an “Event of Default”) shall occur:

(a)    Failure To Make Payments When Due. Failure by the Borrower to pay (i) any principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any interest on any Loan or any fee or any other amount due hereunder within five Business Days after the date due; or

(b)    Default in Other Agreements. (i) Failure by Holdings, the Borrower or any of its Restricted Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than (x) Indebtedness referred to in clause (a) above and (y) intercompany Indebtedness) with an aggregate outstanding principal amount exceeding the Threshold Amount, in each case beyond the grace period, if any, provided therefor; or (ii) breach or default by Holdings, the Borrower or any of its Restricted Subsidiaries with respect to any other term of (A) one or more items of Indebtedness (other than (x) Indebtedness referred to in clause (a) above and (y) intercompany Indebtedness) with an aggregate outstanding principal amount exceeding the Threshold Amount or (B) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness (other than, for the avoidance of doubt, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of the relevant Hedge Agreement which are not the result of any default thereunder by any Loan Party or any Restricted Subsidiary), in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; provided that (I) clause (ii) of this paragraph (b) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder and (II) any failure described under clauses (i) or (ii) above is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Article 7; or

(c)    Breach of Certain Covenants. Failure of any Loan Party, as required by the relevant provision, to perform or comply with any term or condition contained in Section 5.01(e)(i) (provided that any Default or Event of Default arising from the failure to timely deliver such notice of Default or Event of Default shall automatically be deemed cured and to be no longer continuing immediately upon either (i) the delivery of such notice of Default or Event of Default or (ii) the cessation of the existence of the underlying Default or Event of Default (unless, in the case of this clause (ii), the Borrower had knowledge of the underlying Default or Event of Default prior to such cessation), Section 5.02 (as it applies to the preservation of the existence of the Borrower), or Article 6; it being understood and agreed that any breach of Section 6.15(a) is subject to cure as provided in Section 6.15(b), and no Event of Default may arise under Section 6.15(a) until the 15th Business Day after the day on which financial statements are required to be delivered for the relevant Fiscal Quarter under Sections 5.01(a) or (b), as applicable (unless Cure Rights have been exercised for an aggregate of six times over the life of this Agreement and/or Cure Rights have been exercised twice in the applicable four consecutive Fiscal Quarter period), and then only to the extent the Cure Amount has not been received on or prior to such date; or

(d)    Breach of Representations, Etc. Any representation, warranty or certification made or deemed made by any Loan Party in any Loan Document or in any certificate required to be delivered in connection herewith or therewith (including, for the avoidance of doubt, any Perfection Certificate) being untrue in any material respect as of the date made or deemed made; it being understood and agreed that any breach of any representation, warranty or certification resulting from the failure of the Administrative Agent to file any Uniform Commercial Code financing statement, amendment or continuation statement or the failure of the Administrative Agent to maintain possession of any Collateral actually delivered to it shall not result in an Event of Default under this Section 7.01(d) or any other provision of any Loan Document; or

(e)    Other Defaults Under Loan Documents. Default by any Loan Party in the performance of or compliance with any term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Article 7, which default has not been remedied or waived within 30 days after receipt by the Borrower of written notice thereof from the Administrative Agent; or

(f)    Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry by a court of competent jurisdiction of a decree or order for relief in respect of Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in an involuntary case under any Debtor Relief Law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal, state or local Requirements of Law, which relief is not stayed; or (ii) the commencement of an involuntary case against Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) under any Debtor Relief Law; the entry by a court having jurisdiction in the premises of a decree or order for the appointment of a receiver, receiver and manager, (preliminary) insolvency receiver, liquidator, sequestrator, trustee, administrator, custodian or other officer having similar powers over Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary), or over all or a material part of its property; or the involuntary appointment of an interim receiver, trustee or other custodian of Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) for all or a material part of its property, which remains, in any case under this clause (f), undismissed, unvacated, unbounded or unstayed pending appeal for 60 consecutive days; or

(g)    Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry against Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of an order for relief, the commencement by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of a voluntary case under any Debtor Relief Law, or the consent by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case, under any Debtor Relief Law, or the consent by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) to the appointment of or taking possession by a receiver, receiver and manager, insolvency receiver, liquidator, sequestrator, trustee, administrator, custodian or other like official for or in respect of itself or for all or a material part of its property; (ii) the making by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of a general assignment for the benefit of creditors; or (iii) the admission by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in writing of their inability to pay their respective debts as such debts become due; or

(h)    Judgments and Attachments. The entry or filing of one or more final money judgments, writs or warrants of attachment or similar process against Holdings, the Borrower or any of its Restricted

Subsidiaries or any of their respective assets involving in the aggregate at any time an amount in excess of the Threshold Amount (in either case to the extent not adequately covered by indemnity from a third party, by self-insurance (if applicable) or by insurance as to which the relevant third party insurance company has been notified and not denied coverage), which judgment, writ, warrant or similar process remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 consecutive days; or

(i)    Employee Benefit Plans. The occurrence of one or more ERISA Events, which individually or in the aggregate result in liability of Holdings, the Borrower or any of its Restricted Subsidiaries in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or

(j)    Change of Control. The occurrence of a Change of Control; or

(k)    Guaranties, Collateral Documents and Other Loan Documents. At any time after the execution and delivery thereof, (i) any material Loan Guaranty for any reason, other than the occurrence of the Termination Date, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared, by a court of competent jurisdiction, to be null and void or any Loan Guarantor shall repudiate in writing its obligations thereunder (in each case, other than as a result of the discharge of such Loan Guarantor in accordance with the terms thereof and other than as a result of any act or omission by the Administrative Agent or any Lender), (ii) this Agreement or any material Collateral Document ceases to be in full force and effect or shall be declared, by a court of competent jurisdiction, to be null and void or any Lien on Collateral created under any Collateral Document ceases to be perfected with respect to a material portion of the Collateral (other than (A) Collateral consisting of Material Real Estate Assets to the extent that the relevant losses are covered by a lender’s title insurance policy and such insurer has not denied coverage or (B) solely by reason of (w) such perfection not being required pursuant to the Collateral and Guarantee Requirement, the Collateral Documents, this Agreement or otherwise, (x) the failure of the Administrative Agent to maintain possession of any Collateral actually delivered to it or the failure of the Administrative Agent to file Uniform Commercial Code financing statements, amendments or continuation statements, (y) a release of Collateral in accordance with the terms hereof or thereof or (z) the occurrence of the Termination Date or any other termination of such Collateral Document in accordance with the terms thereof) or (iii) other than in any bona fide, good faith dispute as to the scope of Collateral or whether any Lien has been, or is required to be released, any Loan Party shall contest in writing, the validity or enforceability of any material provision of any Loan Document (or any Lien purported to be created by the Collateral Documents on any material portion of the Collateral or any Loan Guaranty) or deny in writing that it has any further liability (other than by reason of the occurrence of the Termination Date or any other termination of any other Loan Document in accordance with the terms thereof), including with respect to future advances by the Lenders, under any Loan Document to which it is a party; it being understood and agreed that the failure of the Administrative Agent to file any Uniform Commercial Code financing statement, amendment or continuation statement and/or maintain possession of any physical Collateral shall not result in an Event of Default under this Section 7.01(k) or any other provision of any Loan Document; or

(l)    Subordination. The Obligations ceasing or the assertion in writing by any Loan Party that the Obligations cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any Restricted Debt or any such subordination provision being invalidated by a court of competent jurisdiction in a final non-appealable order, or otherwise ceasing, for any reason, to be valid, binding and enforceable obligations of the parties thereto;

then, and in every such event (other than an event with respect to the Borrower described in clause (f) or (g) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, subject, in the case of any Event of Default arising under Section 6.15(a), to the Cure Right under Section 6.15(b), by notice to the Borrower, take any of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon such Commitments shall terminate immediately,

(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (iii) require that the Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 103% of the relevant face amount) of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account); provided that upon the occurrence of an event with respect to the Borrower described in clauses (f) or (g) of this Article, any such Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the obligation of the Borrower to Cash collateralize the outstanding Letters of Credit as aforesaid shall automatically become effective, in each case without further action of the Administrative Agent or any Lender. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

ARTICLE 8

THE ADMINISTRATIVE AGENT

Section 8.01.    Appointment and Authorization of Administrative Agent. Each of the Lenders and the Issuing Banks, on behalf of itself and its applicable Affiliates in their respective capacities as such and as Hedge Banks and/or Cash Management Banks, as applicable, hereby irrevocably appoint MidCap (or any successor appointed pursuant hereto) as Administrative Agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Section 8.02.    Rights as a Lender. Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, unless the context otherwise requires or unless such Person is in fact not a Lender, include each Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any subsidiary of any Loan Party or other Affiliate thereof as if it were not the Administrative Agent hereunder. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them.

Section 8.03.    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing:

(a)    the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default exists, and the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirements of Law; it being understood that such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties;

(b)    the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary power, except discretionary rights and powers that are expressly contemplated by the Loan Documents and which the Administrative Agent is required to exercise in writing as directed by the Required Lenders or Required Revolving Lenders (or such other number or percentage of the Lenders as shall be necessary under the relevant circumstances as provided in Section 9.02); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Requirements of Law;

(c)    except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of its Restricted Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable to the Lenders or any other Secured Party for any action taken or not taken by it with the consent or at the request of the Required Lenders or Required Revolving Lenders (or such other number or percentage of the Lenders as is necessary, or as the Administrative Agent believes in good faith shall be necessary, under the relevant circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein; and

(d)    the Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or any Lender and such written notice is clearly identified as a “notice of default”, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any covenant, agreement or other term or condition set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien on the Collateral or the existence, value or sufficiency of the Collateral or to assure that the Liens granted to the Administrative Agent pursuant to any Loan Document have been or will continue to be properly or sufficiently or lawfully created, perfected or enforced or are entitled to any particular priority, (vi) the satisfaction of any condition set forth in Article 4 or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) any property, book or record of any Loan Party or any Affiliate thereof.

Section 8.04.    Exclusive Right to Enforce Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the Borrower, the Administrative Agent and each Secured Party agree that:

(a)    (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Loan Guaranty; it being understood that any right to realize upon the Collateral or enforce any Loan Guaranty against any Loan Party pursuant hereto or pursuant to any other Loan Document may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms hereof or thereof and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or in the event of any other Disposition (including pursuant to Section 363 of the Bankruptcy Code), (A) the Administrative Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply all or any portion of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale or other Disposition and (B) the Administrative Agent or any Lender may be the purchaser or licensor of all or any portion of such Collateral at any such Disposition;

(b)    No holder of any Secured Hedging Obligation or Banking Services Obligation in its respective capacity as such shall have any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under this Agreement; and

(c)    Each Secured Party agrees that the Administrative Agent may in its sole discretion, but is under no obligation to credit bid any part of the Secured Obligations or to purchase or retain or acquire any portion of the Collateral.

Section 8.05.    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) that it believes to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent has received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.06.    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties. Pursuant to the foregoing, MidCap Financial Trust, in its capacity as Administrative Agent, hereby appoints MidCap Financial Services, LLC as its sub-agent for purposes of receiving amounts payable to the Administrative Agent under any Loan Document (including amounts payable to the Administrative Agent for the account of any Lender) and performance of any U.S. federal income Tax withholding and/or information reporting obligations associated with receipt of such amounts in accordance with Requirements of Law. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Section 8.07.    Successor Administrative Agent. The Administrative Agent may resign at any time by giving 10 days’ prior written notice to the Lenders, the Issuing Banks and the Borrower; provided that if no successor agent is appointed in accordance with the terms set forth below within such 10-day period, the Administrative Agent’s resignation shall not be effective until the earlier to occur of (x) the date of the appointment of the successor agent or (y) the date that is specified in such notice (which shall be no earlier than 30 days after the date thereof) (or such later date as the resigning Administrative Agent may agree). If the Administrative Agent is a Defaulting Lender or an Affiliate of a Defaulting Lender, either the Required Lenders or the Borrower may, upon ten days’ notice, remove the Administrative Agent; provided that if no successor agent is appointed in accordance with the terms set forth below within such 10-day period, the Administrative Agent’s removal shall, at the option of the Borrower, not be effective until the earlier to occur of (x) the date of the appointment of the successor agent or (y) the date that is 30 days after the last day of such 30-day period (or such later date as the Borrower may agree). Upon receipt of any such notice of resignation or delivery of any such notice of removal, the Required Lenders shall have the right, with the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor Administrative Agent which shall be a commercial bank, trust company or other Person acceptable to the Borrower, in each case, with offices in the US having combined capital and surplus in excess of $1,000,000,000; provided that during the existence and continuation of an Event of Default under Section 7.01(a) or, with respect to the Borrower, Sections 7.01(f) or (g), no consent of the Borrower shall be required. If no successor has been appointed as provided above and accepted such appointment within thirty days after the resigning Administrative Agent gives notice of its resignation or the Administrative Agent receives notice of removal, then (a) in the case of a retirement, the resigning Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above (including, for the avoidance of doubt, the consent of the Borrower) or (b) in the case of a removal, the Borrower may, after consulting with the Required Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that (x) in the case of a retirement, if the Administrative Agent notifies the Borrower, the Lenders and the Issuing Banks that no qualifying Person has accepted such appointment or (y) in the case of a removal, the Borrower notifies the Required Lenders that no qualifying Person has accepted such appointment, then, in each case, such resignation or removal shall nonetheless become effective in accordance with the provisos to the first two sentences in this paragraph (unless the retiring Administrative Agent shall have agreed in its sole discretion to extend the effectiveness of its resignation) and (i) the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent in its capacity as collateral agent for the Secured Parties for purposes of maintaining the perfection of the Lien on the Collateral securing the Secured Obligations, the resigning Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations required to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Bank directly (and each Lender and each Issuing Bank will cooperate with the Borrower to enable the Borrower to take such actions), until such time as the Required Lenders or the Borrower, as applicable, appoint a successor Administrative Agent, as provided above in this Article 8. Upon the acceptance of its appointment as Administrative Agent hereunder as a successor Administrative Agent, the successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent (other than any rights to indemnity payments owed to the resigning Administrative Agent), and the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as expressly provided above in this Section 8.07) (other than its obligations under Section 9.13 hereof). The fees payable by the Borrower to any successor Administrative Agent shall not be greater than those payable to its predecessor unless otherwise expressly agreed in writing between the Borrower and such successor Administrative Agent. After the Administrative Agent’s resignation or removal hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such resigning or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any action taken or omitted to be taken by any of them while the relevant Person was acting as Administrative Agent (including for this purpose holding any collateral security following the resignation or removal of the Administrative Agent). Notwithstanding anything to the contrary herein, no Disqualified Institution (nor any Affiliate thereof) may be appointed as a successor Administrative Agent.

Section 8.08.    Non-Reliance on Administrative Agent. Each of each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its Related Parties.

Notwithstanding anything to the contrary herein, the Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Agreement, except in their respective capacities as the Administrative Agent, an Issuing Bank or a Lender hereunder, as applicable.

Section 8.09.    Collateral and Guarantee Matters. Each Lender and each other Secured Party irrevocably authorizes and instructs the Administrative Agent to, and the Administrative Agent shall:

(a)    release any Lien on any property granted to or held by Administrative Agent under any Loan Document (i) upon the occurrence of the Termination Date, (ii) that is sold or otherwise Disposed of (or to be sold or otherwise Disposed of) as part of or in connection with any Disposition permitted under (or not restricted by) the Loan Documents (subject to the proviso to the last paragraph of Section 6.07), (iii) that does not constitute (or ceases to constitute) Collateral (and/or otherwise becomes an Excluded Asset), (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its Loan Guaranty as permitted by the Loan Documents, (v) as required under clause (d) below, (vi) pursuant to the provisions of any applicable Loan Document or (vii) if approved, authorized or ratified in writing by the required number of Lenders in accordance with Section 9.02;

(b)    subject to Section 9.22, release any Subsidiary Guarantor from its obligations under the Loan Guaranty if such Person ceases to be a Restricted Subsidiary as permitted by the Loan Documents (or is or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited hereunder), upon notice from the Borrower to the Administrative Agent at any time;

(c)    subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 6.02(d), 6.02(e), 6.02(g)(i), 6.02(l), 6.02(m), 6.02(n), 6.02(o) (other than any Lien on the Capital Stock of any Subsidiary Guarantor), 6.02(r), 6.02(s) (to the extent the relevant Lien is of the type to which the Lien of the Administrative Agent is otherwise required to be subordinated under this clause (c) pursuant to any of the other exceptions to Section 6.02 that are expressly included in this clause (c)), 6.02(u) (to the extent the relevant Lien is of the type to which the Lien of the Administrative Agent is otherwise required to be subordinated under this clause (c) pursuant to any of the other exceptions to Section 6.02 that are expressly included in this clause (c)), 6.02(x), 6.02(y), 6.02(z)(i), 6.02(bb), 6.02(cc), 6.02(dd) (in the case of clause (ii), to the extent the relevant Lien covers cash collateral posted to secure the relevant obligation), 6.02(ee), 6.02(ff), 6.02(gg), 6.02(hh) and/or 6.02(ii), (and any Refinancing Indebtedness in respect of any thereof to the extent such Refinancing Indebtedness is permitted to be secured under Section 6.02(k)); and

(d)    enter into subordination, intercreditor, collateral trust and/or similar agreements with respect to Indebtedness (including any Acceptable Intercreditor Agreement and/or any amendment to any Acceptable Intercreditor Agreement) that is (i) required or permitted to be subordinated hereunder and/or (ii) secured by Liens, and with respect to which Indebtedness, this Agreement contemplates an intercreditor, subordination, collateral trust or similar agreement, with each of the Lenders and the other Secured Parties irrevocably agreeing to the treatment of the Lien on the Collateral securing the Secured Obligations as set forth in any such agreement and that it will be bound by and will take no actions contrary to the provisions of any such agreement.

Upon the request of the Administrative Agent at any time, the required number of Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Guaranty or its Lien on any Collateral pursuant to this Article 8. In each case as specified in this Article 8, the Administrative Agent will (and each Lender, and each Issuing Bank hereby authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the Borrower or the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, to subordinate its interest therein, or to release such Loan Party from its obligations under the Loan Guaranty, in each case in accordance with the terms of the Loan Documents and this Article 8; provided, that upon the request of the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the terms of this Agreement.

Section 8.10.    Intercreditor Agreements. The Administrative Agent is authorized by the Lenders and each other Secured Party to enter into any Acceptable Intercreditor Agreement and any other intercreditor, subordination, collateral trust or similar agreement contemplated hereby with respect to any (a) Indebtedness (i) that is (A) required or permitted hereunder to be subordinated in right of payment or with respect to security and/or (B) secured by any Lien and (ii) which contemplates an intercreditor, subordination, collateral trust or similar agreement and/or (b) Secured Hedging Obligations and/or Banking Services Obligations, whether or not constituting Indebtedness (any such other intercreditor, subordination, collateral trust and/or similar agreement an “Additional Agreement”), and the Secured Parties party hereto acknowledge that any Acceptable Intercreditor Agreement and any other Additional Agreement is binding upon them. Each Lender and each other Secured Party hereto hereby (a) agrees that they will be bound by, and will not take any action contrary to, the provisions of any Acceptable Intercreditor Agreement or any other Additional Agreement and (b) authorizes and instructs the Administrative Agent to enter into any Acceptable Intercreditor Agreement and/or any other Additional Agreement and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the Lenders and the other Secured Parties to extend credit to the Borrower, and the Lenders and the other Secured Parties are intended third-party beneficiaries of such provisions and the provisions of any Acceptable Intercreditor Agreement and/or any other Additional Agreement.

Section 8.11.    Indemnification of Administrative Agent. To the extent that the Administrative Agent (or any Affiliate thereof) is not reimbursed and indemnified by the Borrower in accordance with and to the extent required by Section 9.03(b) hereof, the Lenders will severally and not jointly reimburse and indemnify the Administrative Agent (and any Affiliate thereof) in proportion to their respective Applicable Percentages (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any Affiliate thereof) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Section 8.12.    Withholding Taxes. To the extent required by any applicable Requirements of Law (as determined in good faith by the Administrative Agent (or the applicable Person acting as sub-agent)), the Administrative Agent (or the applicable Person acting as sub-agent) may withhold from any payment to any Lender under any Loan Document an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.17, each Lender shall indemnify and hold harmless the Administrative Agent (or the applicable Person acting as sub-agent) against, and shall make payable in respect thereof within ten days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent (or the applicable Person acting as sub-agent)) incurred by or asserted against the Administrative Agent (or the applicable Person acting as sub-agent) by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent (or the applicable Person acting as sub-agent) to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent (or the applicable Person acting as sub-agent) of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent (or the applicable Person acting as sub-agent) shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent (or the applicable Person acting as sub-agent) under this paragraph. The agreements in this paragraph shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. For the avoidance of doubt, the term “Lender” shall, for all purposes of this paragraph, include any Issuing Bank.

Section 8.13.    Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loans shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and the Administrative Agent and their respective agents and counsel and all other amounts due the Secured Parties and the Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and

(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12 and 9.03.

ARTICLE 9

MISCELLANEOUS

Section 9.01.    Notices.

(a)    Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows:

(i)    if to any Loan Party, to such Loan Party in the care of the Borrower at:

Olaplex, Inc.

c/o Advent International Corporation

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attention: Tricia Glynn and James Westra

Email: TGlynn@AdventInternational.com;

jwestra@AdventInternational.com

with copies to (which shall not constitute notice to any Loan Party):

Advent International Corporation

Prudential Tower

800 Boylston Street

Boston, MA 02199-8069

Attention: Ken Prince

Email: KPrince@AdventInternational.com

and

Kirkland & Ellis LLP

601 Lexington Ave,

New York, New York 10022

Attention: Jay Ptashek

Email: jay.ptashek@kirkland.com

(ii)    if to the Administrative Agent, at:

MidCap Financial Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Avenue, Suite 200

Bethesda, MD 20814

Attention: Account Manager for Olaplex transaction

Facsimile: 301-941-1450

Email: notices@midcapfinancial.com

with a copy to (which shall not constitute notice):

MidCap Financial Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Ave, Suite 200

Bethesda, MD 20814

Attn: Legal

Facsimile: 301-941-1450

Email: legalnotices@midcapfinancial.com

(iii)    if to any Issuing Bank, at:

MidCap Financial Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Avenue, Suite 200

Bethesda, MD 20814

Attention: Account Manager for Olaplex transaction

Facsimile: 301-941-1450

Email: notices@midcapfinancial.com

with a copy to (which shall not constitute notice):

MidCap Financial Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Ave, Suite 200

Bethesda, MD 20814

Attn: Legal

Facsimile: 301-941-1450

Email: legalnotices@midcapfinancial.com

(iv)    if to any other Issuing Bank, such address as may be specified in the documentation pursuant to which such Issuing Bank is appointed in its capacity as such.

(v)    if to any Lender, to it at its physical address or email address set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof or three Business Days after dispatch if sent by certified or registered mail, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided that notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b).

(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures set forth herein or otherwise approved by the Administrative Agent. The Administrative Agent or the Borrower (on behalf of any Loan Party) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that any such notice or communication not given during the normal business hours of the recipient shall be deemed to have been given at the opening of business on the next Business Day for the recipient or (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

(c)    Any party hereto may change its address or facsimile number or other notice information hereunder by notice to the other parties hereto; it being understood and agreed that the Borrower may provide any such notice to the Administrative Agent as recipient on behalf of itself, each Issuing Bank, the Swingline Lender and each Lender.

(d)    The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the Issuing Bank materials and/or information provided by, or on behalf of, Holdings or the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material nonpublic information within the meaning of the United States federal securities laws with respect to Holdings, the Borrower or their respective securities) (each, a “Public Lender”). At the reasonable request of the Administrative Agent, the Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC”, (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as information of a type that would (A) customarily be made publicly available (or could be derived from publicly available information), as determined by the Borrower, if the Borrower were to become public reporting companies or (B) would not be material with respect to Holdings, the Borrower, their respective subsidiaries, any of their respective securities or the Transactions as determined in good faith by the Borrower for purposes of the United States federal securities laws and (iii) the Administrative Agent shall be required to treat Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the Loan Documents shall be deemed to be marked “PUBLIC,” unless the Borrower notifies the Administrative Agent promptly that any such document contains material nonpublic information (it being understood that the Borrower shall have a reasonable opportunity to review the same prior to distribution and comply with SEC or other applicable disclosure obligations).

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS ON, OR THE ADEQUACY OF, THE PLATFORM, AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN ANY SUCH COMMUNICATION. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL ANY PARTY HERETO OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY OTHER PARTY HERETO OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT.

Section 9.02.    Waivers; Amendments.

(a)    No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof except as provided herein or in any Loan Document, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any party hereto therefrom shall in any event be effective unless the same is permitted by this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. Without limiting the generality of the foregoing, to the extent permitted by applicable Requirements of Law, neither the making of any Loan nor the issuance of any Letter of Credit shall be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.

(b)    Except as expressly provided in this Section 9.02 (or otherwise in this Agreement or the applicable Loan Document), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified, except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) or (ii) in the case of any other Loan Document (other than any waiver, amendment or modification to effectuate any modification thereto expressly contemplated by the terms of such other Loan Document), pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Loan Party that is party thereto, with the consent of the Required Lenders; provided that, notwithstanding the foregoing:

(A)    the consent of each Lender directly and adversely affected thereby (but not the consent of the Required Lenders) shall be required for any waiver, amendment or modification that:

(1)    increases the Commitment of such Lender (other than with respect to any Incremental Facility pursuant to Section 2.22 in respect of which such Lender has agreed to be an Incremental Lender (and only to the extent of such Commitment with respect to such Incremental Facility); it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall constitute an increase of any Commitment of such Lender;

(2)    reduces the principal amount of any Loan owed to such Lender or any amount due to such Lender on any Loan Installment Date;

(3)    (x) extends the scheduled final maturity of any Loan or (y) postpones any Loan Installment Date or any Interest Payment Date with respect to any Loan held by such Lender or the date of any scheduled payment of any fee or premium payable to such Lender hereunder;

(4)    reduces the rate of interest (other than to waive any Default or Event of Default or obligation of the Borrower to pay interest to such Lender at the default rate of interest under Section 2.13(d), which shall only require the consent of the Required Lenders) or the amount of any fee or premium owed to such Lender; it being understood that no change in the definition of “First Lien Leverage Ratio” or any other ratio used in the calculation of the Applicable Rate, or in the calculation of any other interest, fee or premium due hereunder (including any component definition thereof) shall constitute a reduction in any rate of interest or fee hereunder;

(5)    extends the expiry date of such Lender’s Commitment; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant of any Loan Party, Default, Event of Default, or mandatory prepayment shall constitute an extension of any Commitment of any Lender; and

(6)    waives, amends or modifies the “waterfall” (including but not limited to Section 2.18(b) and (c) of this Agreement) or the pro rata sharing of payments (including voluntary and mandatory prepayments), Liens or proceeds of Collateral provisions of the Loan Documents (except in connection with any transaction permitted under Sections 2.22, 2.23, 9.02(c) and/or 9.05(g) or as otherwise provided in this Section 9.02 or otherwise provided in this Agreement);

(B)    no such agreement shall:

(1)    change (x) any of the provisions of Section 9.02(a) or Section 9.02(b) or the definition of “Required Lenders” to reduce any voting percentage required to waive, amend or modify any right hereunder or under any other Loan Document or make any determination or grant any consent hereunder or thereunder, without the prior written consent of each Lender or (y) the definition of “Required Revolving Lenders” without the prior written consent of each Revolving Lender (it being understood that neither the consent of the Required Lenders nor the consent of any other Lender shall be required in connection with any change to the definition of “Required Revolving Lenders” );

(2)    release or subordinate all or substantially all of the Collateral from the Lien granted pursuant to the Collateral Documents or the Obligations to any other Indebtedness (in each case, except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 8 or Section 9.22 hereof), without the prior written consent of each Lender; or

(3)    release all or substantially all of the value of the Guarantees under the Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 8 or Section 9.22 hereof), without the prior written consent of each Lender;

(C)    solely with the consent of the Required Revolving Lenders (but without the consent of the Required Lenders or any other Lender), any such agreement may (x) waive, amend or modify any condition precedent set forth in Section 4.02 hereof as it pertains to any Revolving Loan and/or Additional Revolving Loan (including waiving any Event of Default resulting from the material inaccuracy of any representation and/or warranty made as a condition precedent for any Borrowing of any Revolving Loan and/or Additional Revolving Loan)

(D)    solely with the consent of each Issuing Bank, any such agreement may (w) increase or decrease the Letter of Credit Sublimit, (x) waive, amend or modify any condition precedent set forth in Section 4.02 hereof as it pertains to the issuance of any Letter of Credit (including waiving any Event of Default resulting from the material inaccuracy of any representation and/or warranty made as a condition precedent for any Credit Extension relating to a Letter of Credit), (y) amend or modify the provisions of Section 2.05 or any letter of credit application and any bilateral agreement between the Borrower and any Issuing Bank regarding such Issuing Bank’s LC Exposure or the respective rights and obligations between the Borrower and such Issuing Bank in connection with the issuance of Letters of Credit or (z) modify the rights or duties of such Issuing Bank;

(E)    no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be.

(c)    Notwithstanding the foregoing, this Agreement may be amended, so long as no Event of Default has occurred and is continuing:

(i)    with the written consent of the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing or replacement of all or any portion of the outstanding Term Loans under the applicable Class (any such loans being refinanced or replaced, the “Replaced Term Loans”) with one or more replacement term loans hereunder (“Replacement Term Loans”) pursuant to a Refinancing Amendment; provided that

(A)    the aggregate principal amount of any Class of Replacement Term Loans shall not exceed the aggregate principal amount of the relevant Replaced Term Loans (plus (1) any additional amount permitted to be incurred under Section 6.01 and, to the extent any such additional amount is secured, the related Lien is permitted under Section 6.02 and plus (2) the amount of any accrued interest, penalty and/or premium (including any tender premium) thereon, any committed but undrawn amount, and/or any underwriting discount, fees (including any upfront fee and/or original issue discount), commission and/or expense associated therewith),

(B)    any Class of Replacement Term Loans (other than Customary Bridge Loans) must have a final maturity date that is equal to or later than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the applicable Replaced Term Loans at the time of the relevant refinancing (without giving effect to any prepayment thereof),

(C)    any Class of Replacement Term Loans may be pari passu with or junior to any then-existing Class of Term Loans in right of payment and may be pari passu with or junior to such Class of Term Loans with respect to the Collateral or unsecured; provided that any Class of Replacement Term Loans that are not pari passu in right of payment and security with the Initial Term Loans shall be documented pursuant to separate documentation from the Loan Documents and shall be subject to an Acceptable Intercreditor Agreement,

(D)    any Class of Replacement Term Loans that is secured may not be secured by any asset other than the Collateral,

(E)    any Class of Replacement Term Loans that is guaranteed may not be guaranteed by any Person other than one or more Loan Parties,

(F)    any Class of Replacement Term Loans that is pari passu with the Initial Term Loans in right of payment and security may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi),

(G)    any Class of Replacement Term Loans shall have pricing (including “MFN” or other pricing terms), interest, fees, rate margins, rate floors, premiums (including prepayment premiums), funding discounts, and, subject to preceding clause (F), optional prepayment and redemption terms as may be agreed to by the Borrower and the lenders providing such Class of Replacement Term Loans,

(H)    the other terms and conditions of any Class of Replacement Term Loans (excluding as set forth above) shall be deemed satisfactory to the Administration Agent so long as any such terms and conditions (1) that are not substantially consistent with those applicable to the relevant Replaced Loans are applicable only to periods after the latest Maturity Date of such Class of Replaced Term Loans (in each case, as of the date of incurrence of such Class of Replacement Term Loans), (2) are substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Borrower) to the lenders providing such Class of Replacement Term Loans than those applicable to the relevant Replaced Term Loans (other than such terms to which clause (1) is applicable), (3) reflect then current market terms and conditions (as reasonably determined by the Borrower) for the applicable type of Indebtedness or (4) are reasonably acceptable to the Administrative Agent (it being agreed that terms and conditions of any Replacement Term Loans that are more favorable to the lenders or the agent of such Replacement Term Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents pursuant to the applicable Refinancing Amendment shall be deemed satisfactory to the Administrative Agent),

(I)    Replacement Term Loans may be provided by any existing Lender or by any other Eligible Assignee; provided that the Administrative Agent shall have a right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the relevant Person’s provision of Replacement Term Loans if such consent would be required under Section 9.05(b) for an assignment of Loans to such Person, and

(J)    the relevant outstanding Replaced Term Loans and all accrued but unpaid interest and fees then due and payable in connection therewith shall be paid in full, in each case on the date the applicable Replacement Term Loan is implemented, and

(ii)    with the written consent of the Borrower and the Lenders providing the relevant Revolver Replacement Facility to permit the refinancing or replacement of all or any portion of any Revolving Commitment of any Class (any such Revolving Commitment being refinanced or replaced, a “Replaced Revolving Facility”) with a replacement revolving facility and/or replacement term loans hereunder (a “Revolver Replacement Facility”) pursuant to a Refinancing Amendment; provided that:

(A)    the aggregate maximum amount of any Revolver Replacement Facility shall not exceed the aggregate maximum amount of the relevant Replaced Revolving Facility (plus (x) any additional amount permitted to be incurred under Section 6.01 and, to the extent any such additional amount is secured, the related Lien is permitted under Section 6.02 and plus (y) the amount of accrued interest and premium thereon, any committed but undrawn amounts and underwriting discounts, fees (including upfront fees), commissions and expenses associated therewith),

(B)    no Revolver Replacement Facility may have a final maturity date (or require commitment reductions) prior to the final maturity date of the relevant Replaced Revolving Facility at the time of such refinancing,

(C)    any Revolver Replacement Facility may be pari passu with or junior to any then-existing Revolving Commitment in right of payment and pari passu with or junior to any then-existing Revolving Commitment with respect to the Collateral or may be unsecured; provided that any Revolver Replacement Facility that is not pari passu with or the Revolving Credit Commitment in right of payment and security shall be documented pursuant to separate documentation from the Loan Documents and shall be subject to an Acceptable Intercreditor Agreement,

(D)    any Revolver Replacement Facility that is secured may not be secured by any assets other than the Collateral,

(E)    any Revolver Replacement Facility that is guaranteed may not be guaranteed by any Person other than one or more Loan Parties,

(F)    (1) if the relevant Revolver Replacement Facility is a revolving facility, any Revolver Replacement Facility may provide for the borrowing and repayment (except for (x) payments of interest and fees at different rates on the Revolving Facilities (and related outstandings), (y) repayments required on the Maturity Date of any Revolving Facility and (z) repayments made in connection with a permanent repayment and termination of the Revolving Credit Commitments under any Revolving Facility (subject to clause (3) below)) of Revolving Loans with respect to any Revolving Facility after the effective date of such Revolver Replacement Facility shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, (2) if the relevant Revolver Replacement Facility is a revolving facility, all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Lenders, (3) if the relevant Revolver Replacement Facility is a revolving facility, any permanent repayment of Revolving Loans with respect to, and reduction and termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of such Revolver Replacement Facility shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, or, to the extent such Revolver Replacement Facility is terminated in full and refinanced or replaced with another Revolver Replacement Facility or Replacement Debt a greater than pro rata basis and (4) if the relevant Revolver Replacement Facility is a term loan, shall be subject to the “ratability” provisions applicable to Replacement Term Loans, consistent with clause (F) of Section 9.02(c)(i),

(G)    any Revolver Replacement Facility may have pricing (including “MFN” or other pricing terms), interest, fees, rate margins, rate floors, premiums (including prepayment premiums), funding discounts, and, subject to preceding clause (F), optional prepayment and redemption terms as may be agreed to by the Borrower and the lenders providing such Revolver Replacement Facility may agree,

(H)    the other terms and conditions of any Revolver Replacement Facility (excluding as set forth above) shall be deemed satisfactory to the Administration Agent so long as any such terms and conditions (i) (1) that are not substantially consistent with those applicable to the relevant Replaced Loans are applicable only to periods after the latest Maturity Date of such Replaced Revolving Facility (in each case, as of the date of incurrence of such Revolver Replacement Facility), (2) are substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Borrower) to the lenders providing such Revolver Replacement Facility than those applicable to the relevant Replaced Revolving Facility (other than such terms to which clause (1) is applicable), (3) reflect then current market terms and conditions (as reasonably determined by the Borrower) for the applicable type of Indebtedness or (4) are reasonably acceptable to the Administrative Agent (it being agreed that terms and conditions of any Revolver Replacement Facility that are more favorable to the lenders or the agent of such Revolver Replacement Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents pursuant to the applicable Refinancing Amendment shall be deemed satisfactory to the Administrative Agent) and (ii) in the case of a Revolver Replacement Facility that consists of replacement term loans, consistent with the provisions of Section 9.02(c)(i)(H),

(I)    the commitments in respect of the relevant Replaced Revolving Facility shall be terminated, and all loans outstanding thereunder and all accrued but unpaid interest and fees then due and payable in connection therewith shall be paid in full, in each case on the date any Revolver Replacement Facility is implemented, and

(J)    Revolver Replacement Commitments may be provided by any existing Lender or by any other Eligible Assignee; provided that the Administrative Agent (and, in the case of any Revolver Replacement Facility that constitutes a revolving facility, the Swingline Lender and any Issuing Bank) shall have a right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the relevant Person’s provision of a Revolver Replacement Facility if such consent would be required under Section 9.05(b) for an assignment of Loans to such Person;

provided, further, that, in respect of each of sub-clauses (i) and (ii) of this clause (c), any Non-Debt Fund Affiliate and Debt Fund Affiliate shall (x) be permitted without the consent of the Administrative Agent to provide any Class of Replacement Term Loans, it being understood that in connection therewith, the relevant Non-Debt Fund Affiliate or Debt Fund Affiliate, as applicable, shall be subject to the restrictions applicable to such Person under Section 9.05 and (y) any Debt Fund Affiliate (but not any Non-Debt Fund Affiliate) may provide any Revolver Replacement Facility.

Each party hereto hereby agrees that this Agreement may be amended by the Borrower, the Administrative Agent and the lenders providing the relevant Class of Replacement Term Loans or the relevant Revolver Replacement Facility, as applicable, to the extent (but only to the extent) necessary to reflect the existence and terms of such Class of Replacement Term Loans or Revolver Replacement Facility, incurred or implemented pursuant thereto (including any amendment necessary to treat the loans and commitments subject thereto as a separate “tranche” and “Class” of Loans and/or commitments hereunder). It is understood that any Lender approached to provide all or a portion of any Class of Replacement Term Loans or any Revolver Replacement Facility, may elect or decline, in its sole discretion, to provide such Class of Replacement Term Loans or Revolver Replacement Facility.

(d)    Notwithstanding anything to the contrary contained in this Section 9.02 or any other provision of this Agreement or any provision of any other Loan Document:

(i)    the Borrower and the Administrative Agent may, without the input or consent of any Lender, amend, supplement and/or waive this Agreement, any guaranty, collateral security agreement, pledge agreement and/or related document (if any) executed in connection with this Agreement to (A) comply with any Requirement of Law or the advice of counsel or (B) cause any such guaranty, collateral security agreement, pledge agreement or other document to be consistent with this Agreement and/or the relevant other Loan Documents,

(ii)    the Borrower and the Administrative Agent may, without the input or consent of any other Lender (other than the relevant Lenders providing Loans under such Sections), effect amendments to this Agreement and the other Loan Documents as may be necessary or advisable in the reasonable opinion of the Borrower and the Administrative Agent to (A) effect the provisions of Sections 2.22, 2.23, 5.12, Section 6.10, Section 6.13 and/or 9.02(c), or any other provision of this Agreement or any other Loan Documents specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent and/or (B) add terms (including representations and warranties, conditions, prepayments, covenants or events of default) including, without limitation, in connection with the addition or any Loan or Commitment hereunder, any Incremental Equivalent Debt, any Replacement Debt and/or any Refinancing Indebtedness incurred in reliance on Section 6.01(p) with respect to Indebtedness originally incurred in reliance on Section 6.01(z), that are favorable to the then-existing Lenders (as reasonably determined by the Administrative Agent) (it being understood that, where applicable, any such amendment may be effectuated as part of an Incremental Amendment),

(iii)    if the Administrative Agent and the Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them,

(iv)    the Administrative Agent and the Borrower may amend, restate, amend and restate or otherwise modify any Acceptable Intercreditor Agreement and/or any other Additional Agreement as provided therein,

(v)    the Administrative Agent may amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.05, Commitment reductions or terminations pursuant to Section 2.09, implementations of Additional Commitments or incurrences of Additional Loans pursuant to Sections 2.22, 2.23 or 9.02(c) and reductions or terminations of any such Additional Commitments or Additional Loans,

(vi)    no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except as permitted pursuant to Section 2.21(b),

(vii)    this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion,

(viii)    any amendment, waiver or modification of any term or provision that solely affects Lenders under one or more Classes and does not directly and adversely affect Lenders under one or more other Classes may be effected with the consent of Lenders owning more than 50% of the aggregate commitments or Loans of such directly affected Class in lieu of the consent of the Required Lenders, and

(ix)    the definition of “Published LIBO Rate” may be amended in the manner prescribed in clause (b) thereof.

Section 9.03.    Expenses; Indemnity.

(a)    Subject to Section 9.05(f), the Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by each Arranger, the Administrative Agent and their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole in connection with the arrangement and distribution (including via the Internet or through a service such as Intralinks) of the Credit Facilities, the preparation, execution, delivery and administration of the Loan Documents and any related documentation, including in connection with any amendment, modification or waiver of any provision of any Loan Document (whether or not the transactions contemplated thereby are consummated, but only to the extent the preparation of any such amendment, modification or waiver was requested by the Borrower and except as otherwise provided in a separate writing between the Borrower, the relevant Arranger and/or the Administrative Agent) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Issuing Banks, the Swingline Lender or the Lenders or any of their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole, if necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole and solely in the case of an actual or perceived conflict of interest, (x) one additional counsel to all affected Persons, taken as a whole, and, if necessary, (y) one additional local counsel to all affected Persons, taken as a whole), in connection with the enforcement, collection or protection of their respective rights in connection with the Loan Documents, including their respective rights under this Section, or in connection with the Loans made and/or Letters of Credit issued hereunder. Except to the extent required to be paid on the Closing Date, all amounts due under this paragraph (a) shall be payable by the Borrower within 30 days of receipt by the Borrower of an invoice setting forth such expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request.

(b)    The Borrower shall indemnify each Arranger, the Administrative Agent, each Issuing Bank, the Swingline Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages and liabilities (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one local counsel in any relevant jurisdiction to all Indemnitees, taken as a whole, and solely in the case of an actual or perceived conflict of interest, (x) one additional counsel to all affected Indemnitees, taken as a whole, and (y) one additional local counsel to all affected Indemnitees, taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby and/or the enforcement of the Loan Documents, (ii) the use of the proceeds of the Loans or any Letter of Credit, (iii) any actual or alleged Release or presence of Hazardous Materials on, at, under or from any property currently or formerly owned, leased or operated by the Borrower, any of its Restricted Subsidiaries or any other Loan Party or any Environmental Liability related to the Borrower, any of its Restricted Subsidiaries or any other Loan Party and/or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any such loss, claim, damage, or liability (i) is determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or, to the extent such judgment finds that any such loss, claim, damage, or liability has resulted from such Person’s material breach of the Loan Documents or (ii) arises out of any claim, litigation, investigation or proceeding brought by such Indemnitee against another Indemnitee (other than any claim, litigation, investigation or proceeding that is brought by or against the Administrative Agent or any Arranger, acting in its capacity as the Administrative Agent or as an Arranger) that does not involve any act or omission of Holdings, the Borrower or any of its subsidiaries. Each Indemnitee shall be obligated to refund or return any and all amounts paid by the Borrower pursuant to this Section 9.03(b) to such Indemnitee for any fees, expenses, or damages to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof. All amounts due under this paragraph (b) shall be payable by the Borrower within 30 days (x) after receipt by the Borrower of a written demand therefor, in the case of any indemnification obligations and (y) in the case of reimbursement of costs and expenses, after receipt by the Borrower of an invoice setting forth such costs and expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request. This Section 9.03(b) shall not apply to Taxes other than any Taxes that represent losses, claims, damages or liabilities in respect of a non-Tax claim.

(c)    The Borrower shall not be liable for any settlement of any proceeding effected without the written consent of the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned) or any other losses, claims, damages, liabilities and/or expenses incurred in connection therewith, but if any proceeding is settled with the written consent of the Borrower, or if there is a final judgment against any Indemnitee in any such proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above. The Borrower shall not, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of which indemnity could have been sought hereunder by such Indemnitee unless (i) such settlement includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) such settlement does not include any statement as to any admission of fault or culpability.

Section 9.04.    Waiver of Claim. To the extent permitted by applicable Requirements of Law, no party to this Agreement nor any Secured Party shall assert, and each hereby waives on behalf of itself and its Related Parties, any claim against any other party hereto, any Loan Party and/or any Related Party of any thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or any Letter of Credit or the use of the proceeds thereof, except, in the case of any claim by any Indemnitee against the Borrower, to the extent such damages would otherwise be subject to indemnification pursuant to, and in accordance with, the terms of Section 9.03.

Section 9.05.    Successors and Assigns.

(a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that (i) except as provided under Section 6.07, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with the terms of this Section (any attempted assignment or transfer not complying with the terms of this Section shall be null and void and, with respect to attempted assignments or transfers to Disqualified Institutions, subject to Section 9.05(f)). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, to the extent provided in paragraph (e) of this Section, Participants and, to the extent expressly contemplated hereby, the Related Parties of each of the Arrangers, the Administrative Agent, the Issuing Banks, the Swingline Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of any Loan or Additional Commitment added pursuant to Sections 2.22, 2.23 or 9.02(c) at the time owing to it) with the prior written consent of:

(A)    the Borrower; provided, that (x) the Borrower shall be deemed to have consented to any assignment (other than any assignment to any Disqualified Institution or any natural Person) unless it has objected thereto by written notice to the Administrative Agent within 10 Business Days after receipt of written notice thereof and (y) the consent of the Borrower shall not be required for any assignment of Term Loans or Term Commitments (1) to any Revolving Lender or any Affiliate of any Revolving Lender or an Approved Fund of a Revolving Lender or (2) at any time when an Event of Default under Section 7.01(a) or Sections 7.01(f) or (g) (with respect to the Borrower) exists; it being understood and agreed that (i) the consent of the Borrower shall always be required for any assignment of Revolving Commitments and/or Revolving Loans and (ii) the Borrower may withhold its consent to any assignment to any Person that is known by it to be an Affiliate of a Disqualified Lending Institution and/or an Affiliate of a Competitor, regardless of whether any such Person is reasonably identifiable as an Affiliate of a Disqualified Lending Institution or a Competitor, as applicable, on the basis of such Affiliate’s name;

(B)    the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed); provided, that no consent of the Administrative Agent shall be required for any assignment to another Lender, any Affiliate of a Lender or any Approved Fund; and

(C)    in the case of any Revolving Facility, each Issuing Bank and the Swingline Lender (such consent not to be unreasonably withheld, conditioned or delayed); provided, that no consent of the Swingline Lender or any Issuing Bank shall be required for any assignment to a Revolving Lender or an affiliate of a Revolving Lender.

(ii)    Assignments shall be subject to the following additional conditions:

(A)    except in the case of any assignment to another Lender, any Affiliate of any Lender or any Approved Fund or any assignment of the entire remaining amount of the relevant assigning Lender’s Loans or Commitments of any Class, the principal amount of Loans or Commitments of the assigning Lender subject to the relevant assignment (determined as of the date on which the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent and determined on an aggregate basis in the event of concurrent assignments to Related Funds or by Related Funds) shall not be less than (x) $1,000,000 in the case of Term Loans or (y) $5,000,000 in the case of Revolving Loans and Revolving Credit Commitments, in each case unless the Borrower and the Administrative Agent otherwise consent;

(B)    any partial assignment may be made as an assignment of a proportionate part or disproportionate part of all the relevant assigning Lender’s rights and obligations under this Agreement;

(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and

(D)    the relevant Eligible Assignee, if it is not a Lender, shall deliver on or prior to the effective date of such assignment, to the Administrative Agent (1) an Administrative Questionnaire and (2) any Internal Revenue Service form required under Section 2.17.

(iii)    Subject to the acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in any Assignment Agreement, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned pursuant to such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be (A) entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment and (B) subject to its obligations thereunder and under Section 9.13). If any assignment by any Lender holding any Promissory Note is made after the issuance of such Promissory Note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such Promissory Note to the Administrative Agent for cancellation, and, following such cancellation, if requested by either the assignee or the assigning Lender, the Borrower shall issue and deliver a new Promissory Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

(iv)    The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders and their respective successors and assigns, and the commitment of, and principal amount of and interest on the Loans and LC Disbursements owing to, each Lender or Issuing Bank pursuant to the terms hereof from time to time (the “Register”). Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligations in respect of such Loans and LC Disbursements. The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, each Issuing Bank and each Lender (but only as to its own holdings), at any reasonable time and from time to time upon reasonable prior notice.

(v)    Upon its receipt of a duly completed Assignment Agreement executed by an assigning Lender and an Eligible Assignee, the Eligible Assignee’s completed Administrative Questionnaire and any tax certification required by Section 9.05(b)(ii)(D)(2) (unless the assignee is already a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section, if applicable, and any written consent to the relevant assignment required by paragraph (b) of this Section, the Administrative Agent shall promptly accept such Assignment Agreement and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi)    By executing and delivering an Assignment Agreement, the assigning Lender and the Eligible Assignee thereunder shall be deemed to confirm and agree with each other and the other parties hereto as follows: (A) the assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the amount of its commitments, and the outstanding balances of its Loans, in each case without giving effect to any assignment thereof which has not become effective, are as set forth in such Assignment Agreement, (B) except as set forth in clause (A) above, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Restricted Subsidiary or the performance or observance by the Borrower or any Restricted Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (C) the assignee represents and warrants that it is an Eligible Assignee, that it is not a Disqualified Institution, and that it is legally authorized to enter into such Assignment Agreement; (D) the assignee confirms that it has received a copy of this Agreement and each applicable Acceptable Intercreditor Agreement, together with copies of the financial statements referred to in Section 4.01(c) or the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (E) the assignee will independently and without reliance upon the Administrative Agent, the assigning Lender or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (F) the assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (G) the assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c)    (i) Any Lender may, with the consent of the Borrower (provided that the Borrower shall be deemed to have consented (other than any participation to any Disqualified Institution or any natural Person) unless it has objected thereto by written notice to the Administrative Agent within 10 Business Days after receipt of written notice thereof) which such consent shall not be required if (1) an Event of Default under Sections 7.01(f) or (g) (with respect to the Borrower) exists or (2) such participation is being sold to a Revolving Lender or an Affiliate or Approved Fund of a Revolving Lender, but without the consent of the Administrative Agent, any Issuing Bank or any other Lender, sell participations to any bank or other entity (other than to any Disqualified Institution, any natural Person or, other than with respect to any participation to any Debt Fund Affiliate (any such participations to a Debt Fund Affiliate being subject to the limitation set forth in the first proviso of the final paragraph set forth in Section 9.05(g), as if the limitation applied to such participations), the Borrower or any of its Affiliates) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its commitments and the Loans owing to it); provided, that it is understood and agreed that the consent of the Borrower will be required for any participation of any rights or obligations (including any Loan or Commitment) of any Lender under or in respect of the Revolving Facility; provided, further, that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the relevant Participant, agree to any amendment, modification or waiver described in (x) clause (A) of the first proviso to Section 9.02(b) that directly and adversely affects the Loans or commitments in which such Participant has an interest and (y) clauses (B)(1), (2) or (3) of the first proviso to Section 9.02(b). Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the limitations and requirements of such Sections and Section 2.19) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section and it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender, and if additional amounts are required to be paid pursuant to Section 2.17(a) or Section 2.17(c), to the Borrower and the Administrative Agent). To the extent permitted by applicable Requirements of Law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.18(c) as though it were a Lender.

(ii)    No Participant shall be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the participating Lender would have been entitled to receive with respect to the participation sold to such Participant.

Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and their respective successors and registered assigns, and the principal and interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of any Participant Register (including the identity of any Participant or any information relating to any Participant’s interest in any Commitment, Loan, Letter of Credit or any other obligation under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the US Treasury Regulations (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)    (i) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (other than to any Disqualified Institution or any natural person) to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to any Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 9.05 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release any Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(ii)    No Lender may at any time enter into a (1) total return swap, total rate of return swap, or other derivative instrument with any counterparty that is a Disqualified Institution or (2) credit default swap with any counterparty, in the case of each such swap or derivative instrument, under which any Secured Obligation is a reference obligation (any such swap or other derivative instrument, an “Obligations Derivative Instrument”).

(e)    Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of any Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 2.15, 2.16 or 2.17) and no SPC shall be entitled to any greater amount under Section 2.15, 2.16 or 2.17 or any other provision of this Agreement or any other Loan Document that the Granting Lender would have been entitled to receive, unless the grant to such SPC is made with the prior written consent of the Borrower (in its sole discretion), expressly acknowledging that such SPC’s entitlement to benefits under Sections 2.15, 2.16 and 2.17 is not limited to what the Granting Lender would have been entitled to receive absent the grant to the SPC, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (iii) the Granting Lender shall for all purposes including approval of any amendment, waiver or other modification of any provision of the Loan Documents, remain the Lender of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the Requirements of Law of the US or any State thereof; provided that (i) such SPC’s Granting Lender is in compliance in all material respects with its obligations to the Borrower hereunder and (ii) each Lender designating any SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPC during such period of forbearance. In addition, notwithstanding anything to the contrary contained in this Section 9.05, any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guaranty or credit or liquidity enhancement to such SPC.

(f)    (i) Any assignment or participation or entry into an Obligations Derivative Instrument by a Lender (A) to or with any Disqualified Institution (or with respect to an Obligations Derivative Instrument that is a credit default swap, any counterparty) or (B) in the case of any assignment and/or participation, without the Borrower’s consent to the extent the Borrower’s consent is required under this Section 9.05 (and, if applicable, not deemed to have been given pursuant to Section 9.05(b)(i)(A)), in each case, to any Person shall be null and void, and Holdings and the Borrower shall each be entitled to seek specific performance to unwind any such assignment, participation or Obligations Derivative Instrument and/or specifically enforce this Section 9.05(f) in addition to injunctive relief (without posting a bond or presenting evidence of irreparable harm) or any other remedy available to the Borrower at law or in equity; it being understood and agreed that the Borrower, Holdings and its subsidiaries will suffer irreparable harm if any Lender breaches any obligation under this Section 9.05 as it relates to any assignment or participation to a Disqualified Person, any entry into any Obligations Derivative Instrument with any Disqualified Person, the pledge or assignment of any security interest in any Loan or Commitment to a Disqualified Person and/or any assignment or participation of, or pledge or assignment of a security interest in, any Loan or Commitment to any Person to whom the Borrower’s consent is required but not obtained. Nothing in this Section 9.05(f) shall be deemed to prejudice any right or remedy that Holdings or the Borrower may otherwise have at law or equity. The Administrative Agent may make the list of Disqualified Institutions available on a confidential basis in accordance with Section 9.13 to any Lender who specifically requests a copy thereof, and such Lender may provide such list of Disqualified Institutions to any potential assignee or participant or counterparty to any Obligations Derivative Instrument who agrees to keep such list confidential in accordance with Section 9.13 solely for the purpose of permitting such Person to verify whether such Person (or any Affiliate thereof) constitutes a Disqualified Institution.

(ii)    If any assignment or participation under this Section 9.05 is made to any Disqualified Institution and/or any Affiliate of any Disqualified Institution (other than any Competitor Debt Fund Affiliate) and/or with respect to an Obligations Derivative Instrument that is a credit default swap, any counterparty and/or any other Person to whom the Borrower’s consent is required but not obtained, in each case, without the Borrower’s prior written consent (any such person, a “Disqualified Person”), then the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate any Commitment of such Disqualified Person and repay all obligations of the Borrower owing to such Disqualified Person, (B) in the case of any outstanding Term Loans, held by such Disqualified Person, purchase such Term Loans by paying the lesser of (x) par and (y) the amount that such Disqualified Person paid to acquire such Term Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder and/or (C) require such Disqualified Person to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.05), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees; provided that (I) in the case of clause (B), the applicable Disqualified Person has received payment of an amount equal to the lesser of (1) par and (2) the amount that such Disqualified Person paid for the applicable Loans and participations in Letters of Credit and Swingline Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Borrower, (II) in the case of clauses (A) and (B), the Borrower shall not be liable to the relevant Disqualified Person under Section 2.16 if any LIBO Rate Loan owing to such Disqualified Person is repaid or purchased other than on the last day of the Interest Period relating thereto, (III) in the case of clause (C), the relevant assignment shall otherwise comply with this Section 9.05 (except that (x) no registration and processing fee required under this Section 9.05 shall be required with any assignment pursuant to this paragraph and (y) any Term Loan acquired by any Affiliated Lender pursuant to this paragraph will not be included in calculating compliance with the Affiliated Lender Cap for a period of 90 days following such transfer; provided that, to the extent the aggregate principal amount of Term Loans held by Affiliated Lenders exceeds the Affiliated Lender Cap on the 91st day following such transfer, then such excess amount shall either be (x) contributed to the Borrower or any of its subsidiaries and retired and cancelled immediately upon such contribution or (y) automatically cancelled)) and (IV) in no event shall such Disqualified Person be entitled to receive amounts set forth in Section 2.13(d). Further, any Disqualified Person identified by the Borrower to the Administrative Agent (A) shall not be permitted to (x) receive information or reporting provided by any Loan Party, the Administrative Agent or any Lender and/or (y) attend and/or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, (B) (x) shall not for purposes of determining whether the Required Lenders or the majority of Lenders under any Class have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, have a right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action; it being understood that all Loans held by any Disqualified Person shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders or majority Lenders under any Class have taken any action, and (y) shall be deemed to vote in the same proportion as Lenders that are not Disqualified Persons (1) in any proceeding under any Debtor Relief Law commenced by or against the Borrower or any other Loan Party and/or (2) for purposes of any matter requiring the consent of each Lender or each affected Lender and (C) shall not be entitled to receive the benefits of Section 9.03. For the sake of clarity, the provisions in this Section 9.05(f) shall not apply to any Person that is an assignee of any Disqualified Person, if such assignee is not a Disqualified Person.

(iii)    Notwithstanding anything to the contrary herein, each of Holdings, the Borrower and each Lender acknowledges and agrees that the Administrative Agent shall not have any liability for any assignment or participation made to any Disqualified Institution or Affiliated Lender (regardless of whether the consent of the Administrative Agent is required thereto), and none of the Borrower, any Lender or any of their respective Affiliates will bring any claim to that effect.

(g)    Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to any Affiliated Lender on a non-pro rata basis (A) through Dutch Auctions open to all Lenders holding the relevant Term Loans on a pro rata basis or (B) through open market purchases, in each case with respect to clauses (A) and (B), without the consent of the Administrative Agent; provided that:

(i)    any Term Loan acquired by Holdings, the Borrower or any of its Restricted Subsidiaries shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled immediately upon the acquisition thereof; provided that upon any such retirement and cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans so retired and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.10(a) shall be reduced on a pro rata basis by the full par value of the aggregate principal amount of Term Loans so cancelled;

(ii)    any Term Loan acquired by any Non-Debt Fund Affiliate (other than Holdings, the Borrower or any of its Restricted Subsidiaries) may (but shall not be required to) be contributed to the Borrower or any of its subsidiaries (it being understood that any such Term Loans shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled promptly upon such contribution); provided that upon any such cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Term Loans so contributed and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.10(a) shall be reduced pro rata by the full par value of the aggregate principal amount of Term Loans so contributed and cancelled;

(iii)    the relevant Affiliated Lender and assigning or purchasing, as applicable, Lender shall have executed an Affiliated Lender Assignment and Assumption;

(iv)    subject to Section 9.05(f)(ii), after giving effect to the relevant assignment and to all other assignments to all Affiliated Lenders, the aggregate principal amount of all Term Loans then held by all Affiliated Lenders shall not exceed 25% of the aggregate principal amount of the Term Loans then outstanding (after giving effect to any substantially simultaneous cancellation thereof) (the “Affiliated Lender Cap”) and there shall be no more than 3 Affiliated Lenders holding Term Loans at any time; provided that each party hereto acknowledges and agrees that the Administrative Agent shall not be liable for any losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever incurred or suffered by any Person in connection with any compliance or non-compliance with this clause (g)(iv) or any purported assignment exceeding the Affiliated Lender Cap (it being understood and agreed that the Affiliated Lender Cap is intended to apply to any Loan made available to Affiliated Lenders by means other than formal assignment (e.g., as a result of an acquisition of another Lender (other than any Debt Fund Affiliate) by any Affiliated Lender or the provision of Additional Term Loans by any Affiliated Lender); provided, further, that to the extent that any assignment to any Affiliated Lender would result in the aggregate principal amount of Term Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap (after giving effect to any substantially simultaneous cancellations thereof), the assignment of the relevant excess amount shall be null and void (except to the extent such excess amount is subsequently assigned to a Person that is not an Affiliated Lender);

(v)    (A) the relevant Person may not use the proceeds of any Revolving Loans to fund such assignment and (B) in connection with any assignment effected pursuant to a Dutch Auction and/or open market purchase conducted by Holdings, the Borrower or any of its Restricted Subsidiaries, no Event of Default exists at the time of acceptance of bids for the Dutch Auction or the confirmation of such open market purchase, as applicable; and

(vi)    by its acquisition of Term Loans, each relevant Affiliated Lender shall be deemed to have acknowledged and agreed that:

(A)    subject to clause (iv) above, the Term Loans held by such Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Required Lender or other Lender vote; provided that (x) such Affiliated Lender shall have the right to vote (and the Term Loans held by such Affiliated Lender shall not be so disregarded) with respect to any amendment, modification, waiver, consent or other action that requires the vote of all Lenders or all Lenders directly and adversely affected thereby, as the case may be, and (y) no amendment, modification, waiver, consent or other action shall (1) disproportionately affect such Affiliated Lender in its capacity as a Lender as compared to other Lenders of the same Class that are not Affiliated Lenders or (2) deprive any Affiliated Lender of its share of any payment in which the Lenders are entitled to share on a pro rata basis hereunder, in each case without the consent of such Affiliated Lender; and

(B)    such Affiliated Lender, solely in its capacity as an Affiliated Lender, will not be entitled to (i) attend (including by telephone) or participate in any meeting or discussion (or portion thereof) among the Administrative Agent or any Lender or among Lenders to which the Loan Parties or their representatives are not invited or (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available by the Administrative Agent or any Lender to any Loan Party or its representatives (and in any case, other than the right to receive notices of Borrowings, prepayments and other administrative notices in respect of its Term Loans required to be delivered to Lenders pursuant to Article 2);

(vii)    no Affiliated Lender shall be required to represent or warrant that it is not in possession of material non-public information with respect to Holdings and/or any subsidiary thereof and/or their respective securities in connection with any assignment permitted by this Section 9.05(g); and

(viii)    in any proceeding under any Debtor Relief Law, the interest of an Affiliated Lender in any Term Loan will be deemed to be voted in the same proportion as the vote of Lenders that are not Affiliated Lenders on the relevant matter; provided that each Affiliated Lender will be entitled to vote its interest in any Term Loan to the extent that any plan of reorganization or other arrangement with respect to which the relevant vote is sought proposes to treat the interest of such Affiliated Lender in such Term Loan in a manner that is less favorable to such Affiliated Lender than the proposed treatment of Term Loans held by other Term Lenders or in a disparate manner that is materially prejudicial to such Affiliated Lender in its capacity as a Lender.

Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Loans and/or Commitments to any Debt Fund Affiliate, and any Debt Fund Affiliate may, from time to time, purchase Loans and/or Commitments (x) on a pro rata basis through Dutch auctions open to all applicable Lenders in accordance with customary procedures or (y) on a non-pro rata basis through open market purchases without the consent of the Administrative Agent, in each case, notwithstanding the requirements set forth in subclauses (i) through (viii) of this clause (g); provided that the Loans and Commitments held by all Debt Fund Affiliates shall not account for more than 49.9% of the amounts included in determining whether the Required Lenders or Required Revolving Lenders have (A) consented to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document; it being understood and agreed that the portion of the Loan and/or Commitments that accounts for more than 49.9% of the relevant Required Lender or Required Revolving Lender action shall be deemed to be voted pro rata along with other Lenders that are not Debt Fund Affiliates. Any Loan acquired by any Debt Fund Affiliate may (but shall not be required to) be contributed to Holdings or any of its subsidiaries for purposes of cancelling such Indebtedness (it being understood that any Loan so contributed shall be retired and cancelled immediately upon thereof); provided that upon any such cancellation, the aggregate outstanding principal amount of the relevant Class of Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Loans so contributed and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.10(a) shall be reduced pro rata by the full par value of the aggregate principal amount of any applicable Term Loans so contributed and cancelled.

Section 9.06.    Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loan and issuance of any Letter of Credit regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.15, 2.16, 2.17, 9.03 and 9.13 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitment, the occurrence of the Termination Date or the termination of this Agreement or any provision hereof but in each case, subject to the limitations set forth in this Agreement.

Section 9.07.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and the Fee Letter constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it has been executed by Holdings, the Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.08.    Severability. To the extent permitted by applicable Requirements of Law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.09.    Right of Setoff. At any time when an Event of Default exists, the Administrative Agent and, upon the written consent of the Administrative Agent, each Issuing Bank and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in any currency) at any time owing by the Administrative Agent, such Issuing Bank or such Lender, respectively, to or for the credit or the account of any Loan Party against any of and all the Secured Obligations held by the Administrative Agent, such Issuing Bank or such Lender, irrespective of whether or not the Administrative Agent, such Issuing Bank or such Lender shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch or office of such Lender or Issuing Bank different than the branch or office holding such deposit or obligation on such Indebtedness. The Administrative Agent shall promptly notify the Borrower and any applicable Lender or Issuing Bank shall promptly notify the Borrower and the Administrative Agent of such set-off or application, as applicable; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender, each Issuing Bank and the Administrative Agent under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender, such Issuing Bank or the Administrative Agent may have.

Section 9.10.    Governing Law; Jurisdiction; Consent to Service of Process.

(a)    THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT (I) THE INTERPRETATION OF THE DEFINITION OF “CLOSING DATE MATERIAL ADVERSE EFFECT” AND THE DETERMINATION OF WHETHER A CLOSING DATE MATERIAL ADVERSE EFFECT HAS OCCURRED, (II) THE DETERMINATION OF THE ACCURACY OF ANY SPECIFIED ACQUISITION AGREEMENT REPRESENTATION AND WHETHER AS A RESULT OF ANY INACCURACY THEREOF BORROWER OR ITS APPLICABLE AFFILIATE HAS A RIGHT TO TERMINATE ITS OBLIGATIONS UNDER THE ACQUISITION AGREEMENT OR DECLINE TO CONSUMMATE THE ACQUISITION AND (III) THE DETERMINATION OF WHETHER THE ACQUISITION HAS BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE ACQUISITION AGREEMENT AND, IN ANY CASE, ANY CLAIM OR DISPUTE ARISING OUT OF ANY SUCH INTERPRETATION OR DETERMINATION OR ANY ASPECT THEREOF, SHALL IN EACH CASE BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY US FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, FEDERAL

COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE REQUIREMENTS OF LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS UNDER ANY COLLATERAL DOCUMENT.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(d)    TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY LOAN DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.

Section 9.11.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.12.    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.13.    Confidentiality. Each of the Administrative Agent, each Lender, each Issuing Bank and each Arranger agrees (and each Lender agrees to cause its SPC, if any) to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its and its Affiliates’ members, partners, directors, officers, managers, employees, independent auditors, servicers and service providers or other experts and advisors, including accountants, legal counsel and other advisors (collectively, the “Representatives”) on a “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of the Confidential Information and are or have been advised of their obligation to keep the Confidential Information of this type confidential; provided that such Person shall be responsible for its Affiliates’ and their Representatives’ compliance with this paragraph; provided, further, that unless the Borrower otherwise consents, no such disclosure shall be made by the Administrative Agent, any Issuing Bank, any Arranger, any Lender or any Affiliate or Representative thereof to any Affiliate or Representative of the Administrative Agent, any Issuing Bank, any Arranger, or any Lender that is a Disqualified Institution, (b) to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable Requirements of Law (in which case such Person shall (i) to the extent practicable and permitted by applicable Requirements of Law, inform the Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (c) upon the demand or request of any regulatory or governmental authority (including any self-regulatory body) purporting to have jurisdiction over such Person or its Affiliates (in which case such Person shall, except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory or self-regulatory authority exercising examination or regulatory authority or pursuant to a broad or routine audit, examination or request for information by any legal, judicial, governmental, administrative, or regulatory authority that is not specific to the Confidential Information provided hereunder, to the extent permitted by applicable Requirements of Law, (i) inform the Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any information so disclosed is accorded confidential treatment), (d) to the extent provided by or on behalf of the Borrower to the Administrative Agent for distribution to the Issuing Banks and/or Lenders, by the Administrative Agent to any Lender or Issuing Bank party to this Agreement, as applicable, (e) subject to an acknowledgment and agreement by the relevant recipient that the Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as otherwise reasonably acceptable to the Borrower and the Administrative Agent) in accordance with the standard syndication process of the Arrangers or market standards for dissemination of the relevant type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access the Confidential Information and acknowledge its confidentiality obligations in respect thereof, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement, including any SPC (in each case other than a Disqualified Institution and/or any Person to whom the Borrower has, at the time of disclosure, affirmatively declined to consent to any assignment or participation), (ii) any pledgee referred to in Section 9.05, any actual financing sources of any Lender or any valuation provider of any Lender (iii) any actual or prospective, direct or indirect contractual counterparty (or its advisors) to any Derivative Transaction (including any credit default swap) or similar derivative product to which any Loan Party is a party and (iv) subject to the Borrower’s prior approval of the information to be disclosed, (x) [reserved] or (y) to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities or, on a confidential basis, solely for the purpose of obtaining league table credit, (A) the existence of this Agreement (but not the terms hereof) and the existence of the Credit Facilities (but not the terms thereof) and (B) certain other limited generic information regarding the Credit Facilities (but not any other Confidential Information), may be disclosed to market data collectors, in each case, limited to the extent necessary to obtain league table credit, (f) with the prior written consent of the Borrower and (g) to the extent the Confidential Information becomes publicly available other than as a result of a breach of this Section by such Person, its Affiliates or their respective Representatives. For purposes of this Section, “Confidential Information” means all information relating to Holdings, the Borrower and/or any of its subsidiaries and their respective businesses, the Transactions or the First Amendment Transactions (including any information obtained by the Administrative Agent, any Issuing Bank, any Lender or any Arranger, or any of their respective Affiliates or Representatives, based on a review of any books and records relating to Holdings, the Borrower and/or any of its subsidiaries and their respective Affiliates from time to time, including prior to the date hereof) other than any such information that is publicly available to the Administrative Agent or any Arranger, Issuing Bank, or Lender on a non-confidential basis prior to disclosure by Holdings or any of its subsidiaries. For the avoidance of doubt, in no event shall any disclosure of any Confidential Information be made to any Person that is a Disqualified Institution at the time of disclosure.

Section 9.14.    No Fiduciary Duty. Each of the Administrative Agent, the Arrangers, each Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their respective affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its respective stockholders or its respective affiliates, on the other. Each Loan Party acknowledges and agrees that: (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender, in its capacity as such, has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its respective stockholders or its respective affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its respective stockholders or its respective Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender, in its capacity as such, is acting solely as principal and not as the agent or fiduciary of such Loan Party, its respective management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that such Loan Party has consulted its own legal, tax and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.

Section 9.15.    Several Obligations. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan, issue any Letter of Credit or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.

Section 9.16.    USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act and the requirements of the Beneficial Ownership Regulation hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act and the Borrower in accordance with the Beneficial Ownership Regulation.

Section 9.17.    Disclosure of Agent Conflicts. Each Loan Party, each Issuing Bank and each Lender hereby acknowledge and agree that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

Section 9.18.    Appointment for Perfection. Each Lender hereby appoints each other Lender and each Issuing Bank as its agent for the purpose of perfecting Liens for the benefit of the Administrative

Agent, the Issuing Banks and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Requirement of Law can be perfected only by possession. If any Lender or Issuing Bank (other than the Administrative Agent) obtains possession of any Collateral, such Lender, Issuing Bank shall notify the Administrative Agent thereof and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

Section 9.19.    Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or Letter of Credit, together with all fees, charges and other amounts which are treated as interest on such Loan or Letter of Credit under applicable Requirements of Law (collectively the “Charged Amounts”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender or Issuing Bank holding such Loan or Letter of Credit in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan or Letter of Credit hereunder, together with all Charged Amounts payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charged Amounts that would have been payable in respect of such Loan or Letter of Credit but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charged Amounts payable to such Lender or Issuing Bank in respect of other Loans or Letters of Credit or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, have been received by such Lender or Issuing Bank.

Section 9.20.    Intercreditor Agreements. REFERENCE IS MADE TO EACH ACCEPTABLE INTERCREDITOR AGREEMENT. EACH LENDER AND ISSUING BANK HEREUNDER AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTION CONTRARY TO THE PROVISIONS OF EACH ACCEPTABLE INTERCREDITOR AGREEMENT AND AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO EACH ACCEPTABLE INTERCREDITOR AGREEMENT AS “FIRST LIEN AGENT” (OR EQUIVALENT) AND ON BEHALF OF SUCH LENDER OR ISSUING BANK. THE PROVISIONS OF THIS SECTION 9.20 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF ANY ACCEPTABLE INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO EACH ACCEPTABLE INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER AND ISSUING BANK IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF EACH ACCEPTABLE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER OR ISSUING BANK AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN SUCH INTERCREDITOR AGREEMENT. THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE LENDERS AND/OR HOLDER OF ANY INDEBTEDNESS SUBJECT TO ANY ACCEPTABLE INTERCREDITOR AGREEMENT TO EXTEND CREDIT THEREUNDER AND SUCH LENDERS AND/OR HOLDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS AND THE PROVISIONS OF EACH APPLICABLE ACCEPTABLE INTERCREDITOR AGREEMENT.

Section 9.21.    Conflicts. Notwithstanding anything to the contrary contained herein or in any other Loan Document, in the event of any conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall govern and control; provided that in the case of any conflict or inconsistency between any Acceptable Intercreditor Agreement and any Loan Document, the terms of such Acceptable Intercreditor Agreement shall govern and control.

Section 9.22.    Release of Guarantors. Notwithstanding anything in Section 9.02(b) to the contrary, (a) any Subsidiary Guarantor shall automatically be released from its obligations hereunder (and its Loan Guaranty and any Lien granted by such Subsidiary Guarantor pursuant to any Collateral Document) shall be automatically released) (i) upon the consummation of any transaction or series of related transactions not prohibited hereunder if as a result thereof such Subsidiary Guarantor ceases to be a Restricted Subsidiary (or is or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited hereunder other than if such Subsidiary Guarantor became an Excluded Subsidiary pursuant to clause (a) of the definition thereof as a result of a non-arm’s-length transaction or series of related transactions with an Affiliate or Related Party of such Subsidiary Guarantor for consideration of less than fair market value in a transaction or series of related transactions with no bona fide business purpose), (ii) upon the occurrence of the Termination Date and (b) any Subsidiary Guarantor that meets the definition of an “Excluded Subsidiary” shall be released by the Administrative Agent promptly following the request therefor by the Borrower. In connection with any such release, the Administrative Agent shall promptly execute and deliver to the relevant Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence termination or release; provided, that upon the request of the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the terms of this Agreement. Any execution and delivery of any document pursuant to the preceding sentence of this Section 9.22 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents).

Section 9.23.    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding of the parties hereto, each such party acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 9.24.    Certain ERISA Matters. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:

(a)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(b)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(c)    (i) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (ii) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (e) and (g) of Part I of PTE 84-14 and (iv) to the best knowledge of such Lender, the requirements of subsections (a) and (f) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(d)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless either (1) Section 9.24(a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with Section 9.24(d), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that it does not consider or expect the Administrative Agent to be a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

[Intentionally Omitted]

ANNEX II

SCHEDULE 1.01(a)

Commitment Schedule

Revolving Credit Commitments

Revolving Lender	Initial Revolving Credit Commitment
Midcap Funding IX Trust	$11,700,000.00
Apollo Investment Corporation	$2,300,000.00
Business Development Corporation Of America, Inc.	$1,908,000.00
Oaktree Strategic Income Corporation	$972,000.00
LBC-P Credit Fund, L.P.	$991,485.58
Reliance Standard Life Insurance	$134,000.00
Special Value Continuation Partners	$1,340,000.02
Tcp Waterman CLO, LLC	$312,666.66
Tennenbaum Senior Loan Fund II, LP	$550,807.98
Tmd-Dl Holdings LLC	$134,000.00
Oaktree Specialty Lending Corp	$3,834,000.00
Benefit Street Partners Debt F IV L	$1,918,000.00
Bsp Debt Fund IV Master Non-Us LP	$1,886,000.00
Benefit Street Partners SMA-K LP	$226,000.00
Benefit Street Partners Capital Opportunity Fund II LP	$223,000.00
Benefit Street Partners Capital Opportunity Fund LP	$209,000.00
Benefit Street Partners Senior Secured Opportunities (U) Masterfund (Non-US) L.P.	$12,000.00
Benefit Street Partners Senior Secured Opportunities Fund LP	$355,000.00
Benefit Street Partners Senior Secured Opportunities Master Fund(Non-Us) LP	$415,000.00
Benefit Street Partners SMA-T LP	$761,000.00
Benefit Street Partners SMA-C II LP	$299,000.00
Blackrock Elbert CLO V LLC	$248,951.66
TCP DLF VIII-L Funding LP	$684,621.18
TCP DLF VIII-S Funding LLC	$178,675.60
TCP DLF VIII-T Funding LLC	$357,342.26
TCP Rainier LLC	$536,000.00
Tennenbaum Senior Loan Fund V LLC	$501,266.74
BSP Levered US SOF II (Senior Secured Opportunities) Fund L.P.	$846,000.00

Revolving Lender	Initial Revolving Credit Commitment
BSP Unlevered Lux SOF II (Senior Secured Opportunities) Fund SCSP	$38,000.00
Exelon Strategic Credit Holdings LLC	$756,000.00
INPRS Strategic Credit Holdings LLC	$224,035.00
Oaktree Strategic Income II INC	$1,026,000.00
Oaktree Strategic Income LLC	$648,000.00
Oaktree-Forrest Multi-Strategy, LLC Series A	$383,543.00
Oaktree-Minn Strategic Credit LLC	$402,959.00
Oaktree-NGP Strategic Credit LLC	$797,984.00
Oaktree-TBMR Strategic Credit FundC, LLC	$395,806.00
Oaktree-TBMR Strategic Credit FundF LLC	$613,262.00
Oaktree-TBMR Strategic Credit FundG LLC	$1,006,675.00
Oaktree-TCDRS Strategic Credit LLC	$836,636.00
Oaktree-TSE 16 Strategic Credit LLC	$739,100.00
OCSI Glick JV Funding LLC	$324,000.00
SLF JV I Funding LLC	$540,000.00
Blackrock DLF IX 2019 CLO LLC	$204,056.22
Blackrock DLF IX 2019-G CLO LLC	$188,493.34
TCP Dir Lend Fund VIII-U (Ireland)	$430,434.94
TCP Direct Lending Fund VIII-A LLC	$313,917.32
TCP DLF VIII 2018 CLO LLC	$275,494.08
TCP Whitney CLO LTD	$309,272.00
Benefit Street Partners SMA-O LP	$490,000.00
LBC Credit Partners V LP	$2,675,929.71
LBC-A Credit Fund II LP	$332,584.71
BSP Levered Non-US Master SOF II Senior Secured Opportunities FUND LP	$202,000.00
BSP Unlevered Non-US Master SOF II Senior Secured Opportunities FUND LP	$12,000.00
Oaktree Gilead Investment Fund AIF(Delaware), L.P.	$1,500,000.00
Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.	$500,000.00
Goldman Sachs Bank USA	$1,000,000

Total	$51,000,000.00

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